UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08690

MassMutual Premier Funds

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082

(Address of principal executive offices) (Zip code)

Eric Wietsma

100 Bright Meadow Blvd., Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 9/30/2015

Date of reporting period: 9/30/2015

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Premier Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“In our view, the market environment during the past year underscores the importance of taking a long-term perspective and avoiding reacting to current events or short-term market changes.”

September 30, 2015

The return of market volatility challenges retirement investors

I am pleased to present you with the MassMutual Premier Funds Annual Report, covering the year ended September 30, 2015 (the “fiscal year”). U.S. stocks outperformed international shares across the board during the fiscal year, as continued growth here contrasted with weakness in many of the world’s other large economies, including Europe and China. The economic difficulties elsewhere, which were exacerbated by low oil prices, created a challenging investing environment that left some major U.S. and international stock indexes in negative territory for the fiscal year. While the market volatility that re-emerged in this 12-month period in general – and the final quarter in particular – presented a significant challenge, it can serve to remind investors that market conditions are cyclical and subject to change at any time.

In our view, the market environment during the past year underscores the importance of taking a long-term perspective and avoiding reacting to current events or short-term market changes. We also believe retirement investors are wise to maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with the ups and downs of the market.

Suggestions for retirement investors under any market conditions

•	You are likely in it for the long run. Investing for retirement is not something that happens overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your long-term investment goals.

•	Keep investing. Of course, you can’t control the performance of your investments. What you can control, however, is how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often possible can help you boost your retirement savings.*

•	Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Who and what matter most

We believe “Who Matters Most to You Says the Most About You.” Helping our customers prepare for the kind of financial future they see for themselves matters most to us. That’s why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. Our view is that changing market conditions have the potential to reward patient investors. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your continued confidence and trust in us.

Sincerely,

Eric Wietsma

President

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 10/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Funds – Economic and Market Overview (Unaudited)

September 30, 2015

Stocks mixed in a year of economic weakness abroad and low oil prices

Major U.S. stock indexes had mixed results in a volatile environment for the year ended September 30, 2015 (the “fiscal year”), with small-company and technology stocks edging out blue-chip and large-company stocks on investor concerns about the impact of the substantial economic weakness in foreign markets critical to many large U.S. companies. High-quality U.S. bonds advanced for the year and outperformed some of the main broad stock indexes, as many investors sought cover in the traditionally safer investments amid the market choppiness. Foreign stocks, particularly those from emerging markets, fell substantially due to economic events and issues in Europe and China, dramatically lower oil prices, and the strength of the U.S. dollar versus other benchmark currencies.

The Federal Reserve (the “Fed”) made the last monthly purchases related to the Quantitative Easing program (QE) in October 2014, and Fed watchers ramped up speculation about when the central bank would see the U.S. economy as strong enough to begin increasing the federal funds rate. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) Investors drove market volatility in reaction to economic data and statements by the Fed that possibly offered clues about when increases might start. The U.S. economy continued to show improvement in key measures, including in unemployment and some price categories; but the threat to U.S. growth represented by the nearly worldwide economic slowdown and unsettling news from China contributed to the Fed’s decision to delay increasing interest rates before the end of the fiscal year. As a result, short-term interest rates continued at historically low levels, with the Fed maintaining the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008.

The price of crude oil had already fallen from a high of more than $106 per barrel in early summer 2014 to $90.74 on October 1, 2014, the start of the fiscal year. Slowing economic growth and falling demand in foreign markets combined with an overabundant supply drove investor concerns about oil, which lost about half its value over the next six months before finally hitting a low of $43.39 in mid-March 2015. Oil rallied as high as $61.36 in June, but eventually dropped to $38.22 in the late-August market turmoil and finished the fiscal year, on September 30, at $45.06. U.S. retail gasoline prices drove a similar road and gave drivers the lowest gas prices in nearly five years. Gold prices peaked in late January 2015 at $1,295.75 per ounce then lost luster for much of the rest of the fiscal year and finished at $1,114.00.

Market performance

Despite results that landed some of the more well-known U.S. equity benchmarks in negative territory for the fiscal year, U.S. stocks outperformed international shares across the board. The technology-focused NASDAQ Composite® Index rose 4.00% and the Russell 2000® Index of small-capitalization stocks advanced 1.25%. Conversely, the S&P 500® Index of large-capitalization U.S. stocks lost 0.61% and the blue-chip Dow Jones Industrial AverageSM shed 2.11%, as the strong U.S. dollar made American goods more expensive in foreign markets and the nearly worldwide economic slowdown reduced demand. The impact of the slowdown was even more pronounced in international markets, with the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, falling 8.66%, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, declining 19.28%.*

Bonds rewarded investors during the fiscal year, with the Barclays U.S. Aggregate Bond Index, a broad measure of U.S. investment-grade bond performance, rising 2.94%. The performance of shorter-term debt investments reflected the unrelenting low interest rate environment, and the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 1.20%. Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.02%. The impact of lower oil prices on energy companies during the fiscal year worked against high-yield bonds, as many issuers of such bonds are energy companies. In this environment, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, dropped 3.43% for the year.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Premier Funds – Economic and Market Overview (Unaudited) (Continued)

Q4 2014: Volatility increases, but U.S. stocks advance

Investors shook off numerous concerns to drive U.S. stocks to healthy gains in the fourth quarter of 2014. Plunging crude oil prices and disappointing economic data from Europe and China were a couple of the factors that kept investors on edge and contributed to two short sell-offs during the quarter. In November, the market reacted positively to the results of the U.S. midterm elections, but the impact was muted, as investors had anticipated Republicans would take control of the U.S. Senate for weeks prior to the elections.

Oil’s decline – partly a result of increasing supply from North American shale beds – accelerated in late November after the Organization of Petroleum Exporting Countries (OPEC) announced its decision not to cut production. Good news on the U.S. economy was a major factor that lifted share prices. Gross domestic product (GDP), a measure of all final goods and services produced in the nation, expanded by an upwardly revised 5.0% in the third quarter of 2014, its fastest pace since the third quarter of 2003. This strong performance stood in stark contrast to near-recessionary conditions afflicting most other key developed nations. Notably, the 18-member euro zone barely managed positive economic growth during the third quarter and rose just 0.2%. Foreign markets underperformed, as the U.S. dollar rose against other major currencies driven by U.S. economic strength and declining oil prices.

Q1 2015: Market momentum cools amid increasing talk of Fed rate hikes

In the first quarter of 2015, U.S. stocks declined in January and March, but produced strong gains in February. When the dust settled at the end of March, some key market benchmarks were not far from where they started the quarter. Much of the downside volatility in January was due to further weakness in crude oil prices. A surging U.S. dollar also fueled concern about multinational companies that derive a significant portion of their profits from overseas, especially Europe.

February brought renewed optimism among stock investors amid some stabilization in oil’s price and favorable corporate earnings reports. However, stocks surrendered some of those gains in March, as a better-than-expected February employment report raised the possibility that the Fed might speed up its timetable for raising short-term interest rates. Other reports offered a mixed picture of the U.S. economy, however. According to data released in the first quarter, GDP expanded by a relatively modest 2.2% in the fourth quarter of 2014, which also included weak durable goods orders and retail sales.

The possibility of Greece defaulting on its debt following the January election of Prime Minister Alexis Tsipras (who had run a campaign against austerity), air strikes in Yemen by Saudi Arabia, and concern about the upcoming second-quarter earnings season were other factors unsettling the market as the first quarter wound to a close.

Q2 2015: Greek debt crisis drives increased volatility

U.S. stocks were choppy in the second quarter of 2015, and most indexes made little headway in either direction. Investors sought clarity on a number of issues, including the debt problems of Greece, the sustainability of the U.S. economic recovery following a weak first quarter, when the Fed’s first interest-rate hike since mid-2006 could occur, and the near-term path of crude oil and the U.S. dollar.

Despite repeated efforts to forge an agreement with other countries in the European Union to reschedule its debt, Greece was unable to make a loan payment to the International Monetary Fund of €1.6 billion (euro), or roughly $1.8 billion, by a June 30 deadline. The default resulted in Greek banks and markets closing the week of June 29 through July 3. Global stock markets fell sharply in response on Monday, June 29, but stabilized on the final day of the quarter.

On the U.S. economic front, the news was somewhat encouraging – but still mixed. First-quarter GDP had originally been reported at -0.7% but underwent an upward revision to -0.2%. Nonfarm payrolls bounced back nicely in April and May after falling well short of estimates in March; however, industrial production remained weak amid challenges from lower oil prices and the stronger dollar.

The Fed’s Open Market Committee met in April and June, deciding both times to leave short-term interest rates unchanged. Crude oil, the focus of so much attention in prior quarters due to its steep decline, receded from the limelight in the second quarter when prices for the commodity rose.

MassMutual Premier Funds – Economic and Market Overview (Unaudited) (Continued)

Q3 2015: China’s economic slowdown sinks stocks worldwide; Fed leaves rates unchanged

U.S. stocks struggled in the third quarter of 2015, as concerns about China and fresh weakness in commodity prices prompted nervous investors to sell stocks and seek safer ground. A string of disappointing reports on China’s economy, coupled with that nation’s decision to devalue its currency on August 11 and another freefall in its share prices, contributed to the risk-sensitive environment.

The extreme volatility in Chinese stocks – partly a result of local investors buying on margin – had little effect on U.S. securities markets for much of 2015, but that changed in August, as the Shanghai Stock Exchange Composite Index plunged 43% following its mid-June peak. Most major U.S. stock benchmarks had their worst quarter since 2011 after U.S. stocks dropped roughly 10% in a decline that mostly occurred in just a handful of days in the second half of August. Crude oil prices had recovered somewhat starting in early spring, but again came under pressure during the August stock decline before regaining some ground by the end of the quarter. Following its mid-September meeting, the Fed provided few clues to investors about when the central bank would start increasing interest rates, and the lack of guidance roiled markets in the immediate aftermath.

Despite the market jitters, most data indicated the U.S. economy was expanding at a reasonably healthy rate, even if the progress was subpar compared with most other post-World War II recoveries. Following a slow first quarter attributed to extreme weather, the final revised estimate for U.S. second-quarter growth came in at a fairly robust 3.9% annual rate, and overall expectations for 2015 were about in line with 2014’s annual growth of 2.4%. In August, the U.S. unemployment rate fell from 5.3% to 5.1%, the lowest level in seven years.

As the third quarter of 2015 (and the fiscal year) drew to a close, the low price of oil, the timetable for Fed interest rate increases and the potential actions of other central banks around the world, and the ongoing impact of the economic malaise of China, Europe, and the emerging markets on the investing environment were among the topics on the minds of many investors as they focused on the factors likely to impact the markets in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 10/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Money Market Fund, and who is the Fund’s subadviser?

The Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments. It is important to note that the Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. On or about May 1, 2016 (the “Effective Date”), the name of the Fund will be changed to MassMutual Premier U.S. Government Money Market Fund and the Fund will operate as a government money market fund. On the Effective Date, the Fund’s investment approach will change so that it normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and repurchase agreements collateralized by cash or U.S. Government securities as it seeks current income consistent with preservation of capital and liquidity. The Board of Trustees of the MassMutual Premier Funds approved changes to the Fund in response to amendments to Rule 2a-7 under the Investment Company Act of 1940, which is the primary rule governing money market funds, including the Fund. The changes, all of which are effective on or about the Effective Date, will bring the Fund into conformance with the requirements of the Rule 2a-7 amendments.

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned 0.01%, modestly underperforming the 0.02% return of the Citigroup 3-Month Treasury Bill Index (the “benchmark”), an unmanaged index representing the performance of 3-month U.S. Treasury bills that reflects reinvestment of all distributions and changes in market prices. During the period, the Fund waived certain fees to allow it to achieve the 0.01% return. The Fund’s Class R5 Shares would have had a negative return if the waiver had not been in effect.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

Short-term interest rates continued to be pegged down by Federal Reserve (the “Fed”) monetary policy, which drove low nominal yields for the Fund for the year ended September 30, 2015.

High-quality floating-rate paper continued to offer a yield advantage when compared to commercial paper. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.) During the middle of the period, the Fund took advantage of the seasonal increase in Treasury bill supply, which took place in the middle of the first quarter of 2015 and caused yields to rise on a resulting reduction in demand.

Given the recent market environment, the Fund continued to focus on high-credit-quality issuers in short-maturity non-financial commercial paper, which allowed the Fund to earn additional yield, relative to the benchmark. The Fund continued to avoid investing in European bank paper – a stance that has benefited overall credit quality, but limits some of the Fund’s opportunity to achieve higher yields. The Fund also held corporate bonds with maturities under one year and had a higher allocation to short-maturity U.S. agency discount notes relative to U.S. Treasury bills to add incremental income.

The money market sector started to see some of the effects of certain funds shifting from prime money market funds to government money market funds during the third quarter of 2015, with the yield difference between Tier 1 commercial paper and Treasury bills widening and reflecting price changes in those groups.

Subadviser outlook

Rising uncertainty has weighed heavily on global financial markets, evidenced by the slowdown in China, falling commodity prices, and U.S. monetary policy. After verbally guiding markets that an interest rate increase was imminent, the Fed once again declined to raise interest rates at its September meeting. Despite post-meeting comments from Fed officials suggesting their commitment to action later this year, we remain skeptical that an increase will occur in 2015.

MassMutual Premier Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

With low front-end interest rates, we continue to believe focusing on high-quality issuers in short maturities is a sound strategy for the Fund that will likely allow us to quickly adjust to changing market conditions and to maintain the Fund’s commitment to preservation of principal and liquidity.

MassMutual Premier Money Market Fund Portfolio Characteristics (% of Net Assets) on 9/30/15

Commercial Paper	81.2%
Discount Notes	9.4%
U.S. Government Obligations	7.5%
Time Deposits	2.5%
Corporate Debt	1.2%

Total Short-Term Investments	101.8%
Other Assets and Liabilities	(1.8)%

Net Assets	100.0%

MassMutual Premier Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Money Market Fund Class R5 and the Citigroup 3-Month Treasury Bill Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	0.01%	0.01%	1.25%
Citigroup 3-Month Treasury Bill Index	0.02%	0.06%	1.26%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup 3-Month Treasury Bill Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Treasury bills are backed by the U.S. government and offer a fixed rate of return, while the Fund's shares are not guaranteed. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

An investment in the MassMutual Premier Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned 1.95%, outperforming the 1.20% return of the Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s allocation to Treasuries was the primary contributor to performance for the year ended September 30, 2015. As the yields of shorter-term bonds rose relative to longer-term counterparts during the year, the Fund increased its Treasury allocation – a move that benefited performance after market volatility picked up and investors turned to favor Treasury securities over investments perceived to be less safe.

An overweight position, relative to the benchmark, in corporate bonds benefited the Fund. The Fund’s allocation to investment-grade and high-yield bonds with a credit rating of BB also contributed. Within corporate bonds, asset managers and electric utility industries were the best performers, while gas pipelines and consumer product industries detracted during the year. The Fund’s allocation to convertible securities also hurt performance, as energy and technology companies sold off.

Asset-backed securities (ABS) were the primary contributors to performance within the securitized sectors. New issue supply has been strong, and the Fund took advantage of attractive, short ABS deals backed by timeshare and business franchise loans. Residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) also helped performance. Fundamentals in both residential and commercial real estate continued to improve and the Fund selectively added to bonds in these sectors in an effort to take advantage of opportunities to enhance the income of the Fund.

Agency collateralized mortgage obligation (CMO) securities detracted from performance, as that sector lagged the benchmark. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) CMOs offer the ability to add income to the Fund and their duration is more stable, relative to pass-through agency mortgage-backed securities. An agency pass-through security is backed by a U.S. government agency, representing pooled bonds, that passes income from debtors to its security holders.

The Fund uses derivative instruments, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. Performance from derivatives modestly contributed to the Fund’s full-year performance.

Subadviser outlook

Rising uncertainty has weighed heavily on global financial markets, evidenced by the slowdown in China, falling commodity prices, and U.S. monetary policy. After verbally guiding markets that an interest rate increase was imminent, the Fed once again declined to raise interest rates at its September meeting. Despite post-meeting comments from Fed officials suggesting their commitment to action later this year, we remain skeptical that an increase will occur in 2015.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Corporate bond prices have declined amid diverging economic growth trends as well as heightened idiosyncratic risks, including Brazilian politics, merger and acquisition activity, and commodity sensitivity. Securitized sectors have been less affected by recent uncertainty, providing some stability. We expect this to continue, and see potential value in certain sectors that are less correlated to corporate America. However, our view is that this volatility will likely present targeted opportunities, highlighting the importance of sound credit selection skills.

MassMutual Premier Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/15

Corporate Debt	40.1%
Non-U.S. Government Agency Obligations	31.3%
U.S. Treasury Obligations	18.9%
U.S. Government Agency Obligations and Instrumentalities	7.3%
Municipal Obligations	0.5%
Preferred Stock	0.5%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	1.95%	2.04%	3.87%
Service Class	1.87%	1.97%	3.82%
Administrative Class	1.69%	1.87%	3.72%
Class A	1.44%	1.61%	3.46%
Class A (sales load deducted)*	-2.11%	0.89%	3.09%
Class R3	1.27%	1.35%	3.17%
Barclays U.S. 1-3 Year Government Bond Index	1.20%	0.79%	2.62%

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class I and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 12/3/10 - 9/30/15
Class I	2.00%	2.35%
Barclays U.S. 1-3 Year Government Bond Index	1.20%	0.85%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 3.50% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class R4 and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	1.57%	1.36%
Barclays U.S. 1-3 Year Government Bond Index	1.20%	1.00%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned -1.22%, trailing the -0.83% return of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer prices, as measured by the U.S. Bureau of Labor Statistics, were down relative to last year, as unadjusted Headline CPI came in at 0.2%, down substantially from 1.7%. Primary drivers included weaker energy and commodity prices. Core CPI, which excludes energy and food prices, increased to 1.8%, up from 1.7%. Both measures remain below the Federal Reserve’s (the “Fed”) 2% inflation objective.

TIPS positioning detracted from Fund performance in aggregate during the period. Underweight positioning, relative to the benchmark, in shorter-maturity inflation bonds contributed, but was offset by modestly overweight positioning in longer-maturity inflation bonds, which underperformed.

In addition to TIPS, the Fund also invested in high-quality, income-producing securities, including asset-backed and money market securities. The income earned by these investments contributed positively to the Fund’s full-year performance. Asset-backed securities (ABS) were the main drivers of the Fund’s performance. Security selection in bonds backing auto loans and timeshares within the ABS sector were the primary contributors. An allocation to high-quality commercial paper also contributed to the Fund’s returns over the year. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.)

The Fund may use derivative instruments to implement manager views. During the year, these positions modestly detracted from performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

Global slowdowns across core economies suggest that the risks associated with deflation have resurfaced amid waning commodity prices and weak economic developments in China.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

In its September statement, the Fed deferred an interest rate hike while continuing to assess renewed downside risks associated with recent global economic and financial developments. Our view is that the Fed will remain cautious before beginning interest rate increases. We believe that shifts in policy may be driven primarily by changes in global economic developments, coupled with domestic labor market conditions, wage growth, and inflation.

In our view, it is likely the market will continue to offer challenges over the next several months, so we continue to proceed with caution in the near term. That being said, we continue to be constructive and opportunistic in selecting securities for the Fund, as TIPS remain at compelling prices.

MassMutual Premier Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 9/30/15

U.S. Treasury Obligations	96.9%
Non-U.S. Government Agency Obligations	46.7%
Corporate Debt	4.7%
Municipal Obligations	0.3%
Purchased Options	0.1%
U.S. Government Agency Obligations and Instrumentalities	0.1%

Total Long-Term Investments	148.8%
Short-Term Investments and Other Assets and Liabilities	(48.8)%

Net Assets	100.0%

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-1.22%	2.38%	3.77%
Service Class	-1.23%	2.28%	3.67%
Administrative Class	-1.30%	2.14%	3.52%
Class A	-1.58%	1.95%	3.33%
Class A (sales load deducted)*	-6.25%	0.96%	2.83%
Class R3	-1.76%	1.68%	3.04%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	-0.83%	2.55%	4.01%

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class I and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 3/1/11 - 9/30/15
Class I	-1.12%	2.70%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	-0.83%	2.69%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class R4 and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	-1.47%	-0.02%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	-0.83%	0.56%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Core Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned 1.63%, underperforming the 2.94% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended September 30, 2015, the Fund held an overweight position, relative to the benchmark, in investment-grade corporate bonds and convertible securities, which were the primary detractors from performance throughout the year. The Fund’s investments in the energy and metals and mining industries were the main drivers of underperformance within the corporate and convertible sectors. Both sectors sold off amid concerns over the possibility of a Federal Reserve (the “Fed”) increase to interest rates, a strengthening U.S. currency, and slowing global economic growth, particularly in emerging-market countries. Conversely, Fund investments in bonds of asset managers and life insurance companies were the primary contributors to performance. At year-end, the Fund held an overweight stake in corporate bonds.

In securitized sectors, agency mortgage-backed securities (MBS) were the primary contributors to performance during the year. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Positioning in lower-coupon securities benefited the Fund, as did a modest allocation to agency collateralized mortgage obligation (CMO) securities, which offered attractive characteristics. Asset-backed securities (ABS) and non-agency residential mortgage-backed securities (RMBS) also modestly contributed to performance. Within the ABS sector, the Fund took advantage of strong new issue supply in deals backed by cell towers and business franchise loans. Commercial mortgage-backed securities (CMBS) were flat for the period. Commercial real estate fundamentals continued to show signs of modest improvement across multiple regions, and the Fund held an overweight position in CMBS with an emphasis on shorter-maturity, seasoned issues rated BBB. Finally, collateral loan obligations (CLOs) rated AAA modestly contributed to the Fund’s performance when their prices held steady despite the sell-off in other fixed-income asset classes.

The Fund uses derivative instruments, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. In aggregate, these positions modestly contributed to performance during the year.

Subadviser outlook

Rising uncertainty has weighed heavily on global financial markets, evidenced by the slowdown in China, falling commodity prices, and U.S. monetary policy. After verbally guiding markets that an interest rate increase was imminent, the Fed once again declined to raise interest rates at its September meeting. Despite post-meeting comments from Fed officials suggesting their commitment to action later this year, we remain skeptical that that increase will occur in 2015.

Corporate bond prices have declined amid diverging economic growth trends as well as heightened idiosyncratic risks, including Brazilian politics, merger and acquisition activity, and commodity sensitivity. Securitized sectors have been less affected by recent uncertainty, providing some stability. We expect this may continue, and see value in certain sectors that are less correlated to corporate America. However, our view is that this volatility will likely present targeted opportunities, highlighting the importance of sound credit selection skills.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Core Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/15

Corporate Debt	50.1%
U.S. Government Agency Obligations and Instrumentalities	25.9%
Non-U.S. Government Agency Obligations	21.0%
Municipal Obligations	1.1%
U.S. Treasury Obligations	1.1%
Sovereign Debt Obligations	0.8%
Preferred Stock	0.7%

Total Long-Term Investments	100.7%
Short-Term Investments and Other Assets and Liabilities	(0.7)%

Net Assets	100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	1.63%	3.35%	4.85%
Service Class	1.49%	3.28%	4.81%
Administrative Class	1.38%	3.19%	4.70%
Class A	1.12%	2.92%	4.44%
Class A (sales load deducted)*	-3.68%	1.92%	3.93%
Class R3	1.02%	2.65%	4.16%
Barclays U.S. Aggregate Bond Index	2.94%	3.10%	4.64%

Hypothetical Investments in MassMutual Premier Core Bond Fund Class I and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 12/3/10 - 9/30/15
Class I	1.67%	3.86%
Barclays U.S. Aggregate Bond Index	2.94%	3.42%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class R4 and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	1.28%	2.38%
Barclays U.S. Aggregate Bond Index	2.94%	3.45%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Diversified Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned 0.66%, underperforming the 2.94% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

The primary detractors from Fund performance during the year ended September 30, 2015 were convertible, high-yield, and investment-grade corporate bonds. In particular, the Fund’s investments in the energy and metals and mining industries hindered performance most. Although the Fund held shorter-maturity bonds in these sectors, any exposure during the year was detrimental, as both sectors sold off amid concerns over the possibility of a Federal Reserve (the “Fed”) increase to interest rates, a strengthening U.S. currency, and slowing global economic growth, particularly in emerging-market countries.

Fund holdings in the electric utilities and life insurance industries contributed to performance. In securitized sectors, agency mortgage-backed securities (MBS) were the top performers during the period. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) The Fund held an underweight position in this sector, relative to the benchmark. Residential mortgage-backed securities (RMBS) also benefited performance, as that sector remained attractive. Non-agency bond fundamentals continued to improve, with firming housing data – and the Fund held an overweight position, but continued to be more selective with its purchases. Asset-backed securities (ABS) contributed to performance, and the Fund took advantage of new issue supply in deals backed by cell towers or timeshares. U.S. Treasuries also helped drive Fund performance during the period.

The Fund uses derivative instruments, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. The Fund’s derivative positions contributed to performance for the year.

Subadviser outlook

Rising uncertainty has weighed heavily on global financial markets, evidenced by the slowdown in China, falling commodity prices, and U.S. monetary policy. After verbally guiding markets that an interest rate increase was imminent, the Fed once again declined to raise interest rates at its September meeting. Despite post-meeting comments from Fed officials suggesting their commitment to action later this year, we remain skeptical that increase will occur in 2015.

Corporate bond prices have declined amid diverging economic growth trends as well as heightened idiosyncratic risks, including Brazilian politics, merger and acquisition activity, and commodity sensitivity. Securitized sectors have been less affected by recent uncertainty, providing some stability. We expect this may continue, and see value in certain sectors that are less correlated to corporate America. However, our view is that this volatility will likely present targeted opportunities, highlighting the importance of sound credit selection skills.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Diversified Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/15

Corporate Debt	43.2%
U.S. Government Agency Obligations and Instrumentalities	24.9%
Non-U.S. Government Agency Obligations	21.0%
U.S. Treasury Obligations	5.1%
Sovereign Debt Obligations	0.8%
Preferred Stock	0.6%
Purchased Options	0.4%
Municipal Obligations	0.4%
Common Stock	0.0%

Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%

Net Assets	100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	0.66%	3.84%	4.81%
Service Class	0.59%	3.78%	4.82%
Administrative Class	0.54%	3.74%	4.79%
Class A	0.21%	3.45%	4.53%
Class A (sales load deducted)*	-4.55%	2.45%	4.02%
Barclays U.S. Aggregate Bond Index	2.94%	3.10%	4.64%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class I and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 12/3/10 - 9/30/15
Class I	0.81%	4.79%
Barclays U.S. Aggregate Bond Index	2.94%	3.42%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class R4, Class R3, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	0.34%	1.90%
Class R3	0.15%	1.64%
Barclays U.S. Aggregate Bond Index	2.94%	3.45%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned -2.28%, outperforming the -3.43% return of the Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2015, the Fund outperformed the benchmark primarily due to strong security selection, with some help from prudent risk allocation. At the beginning of the period, the Fund held overweight positions, relative to the benchmark, in corporate bonds rated B and CCC, and underweight stakes in bonds rated BB. The Fund maintained that basic allocation throughout the year, but selectively reduced its exposure to bonds rated CCC and B over the period and shifted some of the proceeds to overweight positions in corporate bonds rated BB, given the increased market volatility and reduced liquidity in the recent environment.

In terms of industry weightings, the Fund significantly decreased its overweight position in the energy sector over the course of the year. The Fund’s most significant overweight positions by sector included capital goods, transportation, consumer cyclicals, and consumer products. Key underweight positions were in the communications, consumer non-cyclicals, finance, electric, banking, and technology sectors.

Even with the Fund’s significant reduction in energy exposure over the period, nine of the 10 largest detractors from the Fund’s performance were energy-related issuers, reflecting the significance of the downturn that began in the fourth quarter of 2014. While holdings in the refinery and midstream market segments have generally remained resilient relative to the energy sector as a whole, exploration and production, and oilfield services bonds have been materially impacted by the pullback in commodity prices, resulting in dramatic price pressure that has dragged down returns.

The Fund benefited from an underweight position in other commodities, particularly in the metals and mining sector. Fund holdings that were the top three contributors for the year were Multi Packaging Solutions, Kenan Advantage, and RCN. Multi Packaging Solutions, a specialty printing and packaging company, is the Fund’s largest position and the most significant contributor to return. The company filed for an initial public offering (IPO) in June and announced its intention to use proceeds to pay down debt. Kenan Advantage, a fuel delivery company, is the Fund’s fourth-largest position. The company was acquired in July and benefited from subsequent new financing. Fund holding RCN Cable, a cable systems operator, produced consistently solid financial results over the period, which contributed to the Fund’s performance.

Subadviser outlook

With the Federal Open Market Committee once again leaving interest rates unchanged in September, we believe the timing of the initial rate hike will likely remain one of the biggest question marks for the market. Although interest rates will remain a point of interest for investors, we do not believe the eventual action, if any, is likely to have a material impact on the fundamental performance of high-yield issuers, nor the market, in the near term. While the extensive volatility we have seen in commodities is likely to persist, we believe general corporate fundamentals may remain intact. This may continue to support high-yield valuations in the near term as well as keep default rates below their historical averages. Despite recent pressure, our view is that any further pullback in prices will likely provide opportunities to add to positions in high-yield bonds offering attractive relative value.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier High Yield Fund Portfolio Characteristics (% of Net Assets) on 9/30/15

Corporate Debt	85.8%
Bank Loans	2.6%
Common Stock	0.1%

Total Long-Term Investments	88.5%
Short-Term Investments and Other Assets and Liabilities	11.5%

Net Assets	100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-2.28%	7.89%	6.90%
Service Class	-2.40%	7.81%	6.84%
Administrative Class	-2.58%	7.66%	6.69%
Class A	-2.78%	7.39%	6.43%
Class A (sales load deducted)*	-8.37%	6.13%	5.80%
Class R3	-2.91%	7.14%	6.13%
Barclays U.S. Corporate High-Yield Bond Index	-3.43%	6.15%	7.25%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class I and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 3/1/11 - 9/30/15
Class I	-2.27%	7.09%
Barclays U.S. Corporate High-Yield Bond Index	-3.43%	5.18%

Hypothetical Investments in MassMutual Premier High Yield Fund Class R4 and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	-2.67%	-0.93%
Barclays U.S. Corporate High-Yield Bond Index	-3.43%	-1.98%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities, and money market instruments. The Fund invests across different asset classes (U.S. equity securities, international equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the four segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned -2.03%, trailing the -0.61% return of the S&P 500® Index (“the stock component’s benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies – but substantially outperforming the -8.66% return of the MSCI EAFE Index (“the international component’s benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. Conversely, the Fund underperformed the 2.94% return of the Barclays U.S. Aggregate Bond Index (“the bond component’s benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. Similarly, the Fund’s Class R5 shares lagged the -0.09% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; and the 0.14% return of the Custom Balanced Index, which comprises the stock component’s benchmark, the bond component’s benchmark, and the international component’s benchmark. The weightings of each index in the Custom Balanced Index are 50%, 40% and 10%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s stock component performance

Throughout the year ended September 30, 2015, the Fund emphasized U.S. equities and de-emphasized positioning in poorly performing foreign equities. The Fund’s performance was hurt by less-than-favorable stock selection, and its value emphasis also detracted, as Fund holdings in industries that exhibited value characteristics, such as those in the materials, energy, and industrial service sectors, produced the most negative returns. Examples of underperforming Fund holdings include gold mining company Newport Mining, oil and gas company Hess, and oil drilling company Nabors Industries.

Conversely, Fund holdings in sectors that investors believed would be able to maintain growth in a slowing world economy – such as health care, retail, and consumer – experienced positive returns. Examples of Fund holdings within these industries included health-benefits manager Anthem, retailer Ross Stores, and consumer goods manufacturer Clorox.

Subadviser discussion of factors that contributed to the Fund’s bond component performance

During the year ended September 30, 2015, the Fund held an overweight position, relative to the bond component’s benchmark, in investment-grade corporate bonds and convertible securities, which were the primary detractors from performance throughout the year. The bond component’s investments in the energy and metals and mining industries were the main drivers of underperformance within the corporate and convertible sectors. Both sectors sold off amid concerns over the possibility of a Federal Reserve (the “Fed”) increase to interest rates, a strengthening U.S. currency, and slowing global economic growth, particularly in emerging-market countries. Conversely, Fund investments in bonds of asset managers and life insurance companies were the primary contributors to performance. At year end, the Fund held an overweight stake in corporate bonds.

In securitized sectors, agency mortgage-backed securities (MBS) and a modest allocation to agency collateralized mortgage obligation (CMO) securities were the primary contributors to performance during the year. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

Home Loan Banks.) Asset-backed securities (ABS) and non-agency residential mortgage-backed securities (RMBS) also modestly contributed to performance. Within the ABS sector, the Fund took advantage of strong new issue supply in deals backed by cell towers and business franchise loans.

The Fund uses derivatives, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. In aggregate, these positions modestly detracted from performance throughout the year.

Subadviser outlook

Corporate bond prices have declined amid diverging economic growth trends as well as heightened idiosyncratic risks, including Brazilian politics, merger and acquisition activity, and commodity sensitivity. Securitized sectors have been less affected by recent uncertainty, providing some stability. We expect this may continue, and see value in certain sectors that are less correlated to corporate America. However, our view is that this volatility will likely present targeted opportunities, highlighting the importance of sound credit selection skills.

Our view is that the differential between the strength of U.S. equity earnings and the yields investors may expect from bonds, even when the Fed is increasing rates, may be enough to compensate investors for the added risk of owning equities. We believe that there is value in global equities as well, but uncertainties about China and a potential rise in the value of the dollar have kept our enthusiasm in check.

MassMutual Premier Balanced Fund Portfolio Characteristics (% of Net Assets) on 9/30/15

Common Stock	52.5%
Corporate Debt	16.5%
U.S. Government Agency Obligations and Instrumentalities	9.0%
Mutual Funds	8.3%
Non-U.S. Government Agency Obligations	7.8%
Municipal Obligations	0.6%
Sovereign Debt Obligations	0.3%
Preferred Stock	0.3%
U.S. Treasury Obligations	0.2%
Rights	0.0%

Total Long-Term Investments	95.5%
Short-Term Investments and Other Assets and Liabilities	4.5%

Net Assets	100.0%

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the MSCI EAFE Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-2.03%	8.23%	5.71%
Service Class	-2.18%	8.07%	5.54%
Administrative Class	-2.23%	7.91%	5.39%
Class A	-2.49%	7.66%	5.14%
Class A (sales load deducted)*	-8.10%	6.39%	4.52%
S&P 500 Index#	-0.61%	13.34%	6.80%
MSCI EAFE Index	-8.66%	3.98%	2.97%
Barclays U.S. Aggregate Bond Index	2.94%	3.10%	4.64%
Lipper Balanced Fund Index	-0.09%	7.66%	5.33%
Custom Balanced Index	0.14%	8.53%	5.90%

Hypothetical Investments in MassMutual Premier Balanced Fund Class I, Class R4, Class R3, the S&P 500 Index, the MSCI EAFE Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-1.96%	1.30%
Class R4	-2.46%	0.79%
Class R3	-2.66%	0.55%
S&P 500 Index#	-0.61%	3.81%
MSCI EAFE Index	-8.66%	-7.14%
Barclays U.S. Aggregate Bond Index	2.94%	3.45%
Lipper Balanced Fund Index	-0.09%	1.36%
Custom Balanced Index	0.14%	2.66%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the MSCI EAFE Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Value Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies with varying market capitalizations that the Fund’s subadviser believes are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadviser currently focuses on securities of larger size companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned -3.16%, outperforming the -4.42% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. Conversely, the Fund’s Class R5 shares’ -3.16% return trailed the -0.61% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2015, the Fund outperformed the benchmark, primarily due to stock selection in the consumer staples and industrials sectors, and an underweight position, relative to the benchmark, in energy. Fund holdings underperformed the benchmark within the financials and health care sectors, largely as a result of stock selection.

Fund holdings that were top individual contributors included UnitedHealth Group (health care), Broadcom (information technology), Kraft Heinz (consumer staples), Delta Air Lines (industrials), and Apple (information technology). UnitedHealth Group is the largest U.S. health insurance company with a diversified business model serving commercial insurance customers, government programs (e.g., Medicare Advantage and Medicaid), and international customers. In January, the company reported better-than-expected results for the fourth quarter of 2014 and forecasted accelerating growth in 2015 due to membership gains and disciplined management of medical costs. Broadcom is a semiconductor company that Avago Technologies announced plans to acquire during the period. In March 2015, Kraft Foods Group announced a merger with the H.J. Heinz Company, which was subsequently completed, and the combined company, Kraft Heinz, became the third-largest North American food and beverage company. Shares of Delta Air Lines rallied early in the year due partially to strong revenue growth. Consumer electronics giant Apple continued to perform well with the ongoing success of the iPhone 6, excitement surrounding the introduction of the new iWatch, and an increased dividend and buyback program that resulted in strong relative performance.

Fund holdings that were detractors from performance included Suncor Energy (energy), Anadarko Petroleum Corp. (energy), Micron Technology (information technology), Kohl’s (consumer discretionary), and Sanofi (health care). Suncor Energy, which specializes in the production of synthetic crude from oil sand, and Anadarko Petroleum, an American oil and gas exploration company, were negatively impacted by the sharp decline in oil prices during the year, which negatively impacted investor sentiment and made energy the worst-performing sector in the benchmark. Micron Technology, a leading manufacturer of memory (DRAM and NAND) for the technology industry, was negatively impacted by sluggish demand for PCs. Department store operator Kohl’s experienced declines over the second half of the year after reporting weaker-than-expected quarterly results. Sanofi is a global diversified health care company based in France whose shares fell in October 2014 after the company issued a warning about sales of its diabetes drugs in the U.S. in 2015, due to pricing pressures. Subsequently, the Fund exited its position in Sanofi.

Subadviser outlook

The Fund utilizes in-depth fundamental research to identify companies that Fund management believes may be poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. Our opinion is that this longer-term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements – income statement, balance sheet, and statement of cash flows – and helps us seek to uncover companies whose generation and use of available cash may not yet be fully reflected in the current stock price.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Value Fund Largest Holdings (% of Net Assets) on 9/30/15

Citigroup, Inc.	3.5%
JP Morgan Chase & Co.	3.1%
Pfizer, Inc.	2.7%
American International Group, Inc.	2.6%
Edison International	2.5%
UnitedHealth Group, Inc.	2.4%
Suncor Energy, Inc.	2.3%
Ally Financial, Inc.	2.1%
Danaher Corp.	2.1%
Cardinal Health, Inc.	1.9%

25.2%

MassMutual Premier Value Fund Sector Table (% of Net Assets) on 9/30/15

Financial	22.9%
Consumer, Non-cyclical	21.1%
Technology	11.3%
Consumer, Cyclical	11.3%
Industrial	11.1%
Energy	9.9%
Communications	5.4%
Utilities	4.3%
Basic Materials	1.4%
Mutual Funds	0.9%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-3.16%	10.64%	5.13%
Service Class	-3.28%	10.53%	5.02%
Administrative Class	-3.40%	10.42%	4.91%
Class A	-3.59%	10.11%	4.61%
Class A (sales load deducted)*	-9.13%	8.82%	3.99%
Class R3	-3.77%	9.81%	4.29%
Russell 1000 Value Index#	-4.42%	12.29%	5.71%
S&P 500 Index	-0.61%	13.34%	6.80%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class I, Class R4, the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-3.10%	0.80%
Class R4	-3.57%	0.34%
Russell 1000 Value Index#	-4.42%	0.17%
S&P 500 Index	-0.61%	3.81%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Value Fund, and who is the Fund’s subadviser?

The Fund seeks to create a diversified portfolio of equity securities in order to outperform the total return performance of its benchmark, the Russell 1000® Value Index*. Under normal circumstances, the Fund invests mainly in common stocks of companies that the Fund’s subadviser considers to be undervalued. The Fund will normally invest in common stocks of companies with market capitalizations of at least $200 million at the time of purchase. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned -4.74%, behind the -4.42% return of the Russell 1000 Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended September 30, 2015, investors favored high-growth stocks over the value stocks that make up the majority of the investable universe for the Fund. The value universe is disproportionately made up of stocks in the energy, materials, and industrial sectors – all of which were at the epicenter of the global growth slowdown. The other large sector in the value universe is financials, which was a major player in the recessionary environment of a few years ago.

While it has been a challenging few years for value investors, investing in troubled industries is an inherent part of value investing. There are now many mature technology companies that are classified as value stocks, including Fund holdings software giant Microsoft and Internet hardware company Cisco. These companies have matured, and have slower growth than newer technology companies like Facebook. The market is more skeptical of their growth potential, so they have tended to trade at lower multiples to earnings and are comparatively inexpensive. The Fund held overweight positions, relative to the benchmark, in both of these companies during the year, which helped performance. Conversely, the Fund’s value approach did not work well with respect to Fund holding U.S. Steel. Global growth concerns cut the value of U.S. Steel by 73%, despite the company generating strong free cash flow last year. Free cash flow is the amount of money a company has left after paying its bills.

During the year, the health care, retail and consumer sectors had positive returns. Examples of strong stock performers that the Fund held within these industries included hospital operator Community Health Systems, shoe retailer Footlocker, and video-game maker Electronic Arts. Given the slowdown in China and the decline in commodity prices, the materials, energy, and industrial services sectors produced the most negative returns. Examples of underperforming stocks the Fund owned in those sectors include mining company Cliff Natural Resources, oil and gas company Hess, and engineering company AECOM.

Subadviser outlook

The financial crisis of a few years back is likely still on the minds of many investors, which can make them even more reactive when the market turns down. Many companies have been using their available cash to buy back stock, which can even out the small corrections in normal markets. Aided by consistent company repurchases, the market just ended its third-longest streak without a 10% correction since 1927.

We believe that the above-average corporate profitability of the past five years will continue due to a secular decline in wages. Wages have been pressured by inexpensive oversees labor and automation, and our view is that these trends could persist and create higher profits for companies.

*	The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Value Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Disciplined Value Fund Largest Holdings (% of Net Assets) on 9/30/15

Exxon Mobil Corp.	3.5%
General Electric Co.	3.4%
JP Morgan Chase & Co.	2.9%
Wells Fargo & Co.	2.5%
Pfizer, Inc.	2.4%
Bank of America Corp.	2.3%
Citigroup, Inc.	2.2%
AT&T, Inc.	2.0%
Merck & Co., Inc.	1.9%
Cisco Systems, Inc.	1.8%

24.9%

MassMutual Premier Disciplined Value Fund Sector Table (% of Net Assets) on 9/30/15

Financial	31.1%
Consumer, Non-cyclical	18.4%
Industrial	11.0%
Energy	9.7%
Technology	7.5%
Communications	7.3%
Consumer, Cyclical	6.7%
Utilities	5.6%
Basic Materials	2.0%
Diversified	0.1%

Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%

Net Assets	100.0%

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-4.74%	11.95%	5.23%
Service Class	-4.84%	11.83%	5.09%
Administrative Class	-4.97%	11.70%	4.94%
Class A	-5.13%	11.40%	4.67%
Class A (sales load deducted)*	-10.58%	10.09%	4.06%
Class R3	-5.29%	11.12%	4.38%
Russell 1000 Value Index	-4.42%	12.29%	5.71%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class I, Class R4, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-4.64%	-0.58%
Class R4	-5.10%	-1.03%
Russell 1000 Value Index	-4.42%	0.17%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Main Street Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned -0.50%, outpacing the -0.61% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2015, the Fund outperformed the benchmark, primarily due to stock selection in the materials, health care, and consumer discretionary sectors. Conversely, Fund holdings underperformed the benchmark in the industrials, energy, and financials sectors, as a result of less-than-favorable stock selection.

Fund holdings that were top individual contributors included Vulcan Materials (materials), AutoZone (consumer discretionary), Mondelez (consumer staples), UnitedHealth Group (health care), and MasterCard (information technology). Shares of Vulcan Materials, a provider of construction materials such as sand and gravel, delivered strong results as construction demand continued to improve. Over the fourth quarter of 2014, AutoZone, a retailer of auto parts, underwent an acceleration in same-store sales – a key metric for the retailing industry – which led to rising profit expectations. At Mondelez, a global manufacturer and retailer of consumer products, primarily in the snack food and confection categories, management reported significant margin expansion during the first quarter of 2015, which provided a positive surprise for investors. UnitedHealth is the largest U.S. health insurance company with a diversified business model serving commercial insurance customers, government programs (e.g., Medicare Advantage and Medicaid), and international customers. UnitedHealth Group reported better-than-expected results for the fourth quarter of 2014 in January, and forecasted accelerating growth in 2015 due to membership gains and disciplined management of medical costs. MasterCard, a credit card provider, continued to benefit from the transition from cash to electronic payments around the world.

Conversely, Fund holdings that detracted most from performance during the year included energy stocks Noble Energy, Chevron, and National Oilwell Varco. These stocks declined – along with most energy-related stocks – due to the fall in oil prices. Noble Energy is a global exploration and production company whose investors reacted unfavorably to the company’s announced merger with Rosetta Resources. Chevron’s earnings results were mostly in line with analyst estimates, and the company’s strong refining operations helped offset lower oil prices; however, concerns about the pace of new projects coming online, combined with a high cash spend rate, negatively impacted investor sentiment. National Oilwell Varco is a worldwide supplier of equipment to the energy sector. As oil prices fell, many of the company’s customers decreased spending expectations, negatively impacting the projected growth of the company’s products and services. The Fund subsequently exited its position in this holding.

Also detracting from performance were Genworth Financial (financials) and Tyco International (industrials). Genworth Financials, which provides insurance for the life, mortgage, and long-term care markets, disappointed investors late last year when it reported weak third-quarter 2014 results. Tyco International provides security products and services, fire detection and suppression products and services, and life safety products. Tyco surprised investors with a disappointing earnings outlook when the company released its second-quarter fiscal year 2015 results in late April. The Fund trimmed its position in this holding modestly, but still retained a sizably overweight stake, relative to the benchmark, as it reallocated capital to other stocks for which Fund management has higher conviction in near-term fundamentals.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Fund management remains alert to disruption – both through product innovation and, increasingly, due to business model and/or process dislocations. Examples include Amazon’s dramatic impact on how goods and services are sold to customers, and how the Affordable Care Act is changing the winners and losers within health care. These disruptions may pose both threats and opportunities, and our research is increasingly focused on distinguishing between the two.

Though equity market valuations were a bit above historical averages at year end, our view is that a higher valuation level might be justified should profitability remain strong and interest rates remain low. Given our outlook that inflation may remain tame and, therefore, interest rates may be unlikely to rise dramatically over the immediate future, we are not expecting a significant contraction relative to historical valuations, but remain focused on possible changes in the investing environment.

MassMutual Premier Main Street Fund Largest Holdings (% of Net Assets) on 9/30/15

Apple, Inc.	4.8%
Alphabet, Inc. Class C	4.6%
Citigroup, Inc.	3.5%
Mondelez International, Inc. Class A	3.4%
CME Group, Inc.	2.9%
Philip Morris International, Inc.	2.8%
General Electric Co.	2.8%
PepsiCo, Inc.	2.5%
Chevron Corp.	2.3%
PG&E Corp.	2.3%

31.9%

MassMutual Premier Main Street Fund Sector Table (% of Net Assets) on 9/30/15

Consumer, Non-cyclical	27.6%
Financial	16.7%
Communications	13.9%
Industrial	10.4%
Technology	9.9%
Consumer, Cyclical	6.7%
Energy	6.4%
Utilities	3.3%
Basic Materials	1.7%
Mutual Funds	1.6%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Main Street Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-0.50%	12.70%	6.33%
Service Class	-0.57%	12.66%	6.24%
Administrative Class	-0.63%	12.48%	6.11%
Class A	-0.96%	12.19%	5.84%
Class A (sales load deducted)*	-6.65%	10.87%	5.21%
Class R3	-1.07%	11.90%	5.55%
S&P 500 Index	-0.61%	13.34%	6.80%

Hypothetical Investments in MassMutual Premier Main Street Fund Class I, Class R4, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-0.36%	3.78%
Class R4	-0.85%	3.28%
S&P 500 Index	-0.61%	3.81%

GROWTH OF $10,000 INVESTMENT FOR PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Growth Fund, and who is the Fund’s subadviser?

The Fund seeks to create a diversified portfolio of equity securities in order to outperform the total return performance of its benchmark, the Russell 1000® Growth Index*. Under normal circumstances, the Fund invests mainly in common stocks of companies that the Fund’s subadviser believes offer the potential for long-term growth. The Fund will normally invest in common stocks of companies with market capitalizations of at least $200 million at the time of purchase. The Fund may use futures contracts as a substitute for direct investments in order to help manage cash flows. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned 1.29%, trailing the 3.17% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended September 30, 2015, investors favored high-growth stocks in the biotechnology and Internet industries, as these companies were forecast to continue growing, even in a challenging environment. When the stock market fell in late August, strong-performing stocks in those industries declined more than the overall market.

The Fund seeks stocks that have multiple favorable characteristics, often evaluating earnings growth against value measures. This approach hampered performance throughout much of the year, however, as investors seemed willing to pay exorbitant prices for high-growth stocks. For example, the Fund held a significantly underweight position, relative to the benchmark, in Facebook, the well-known company that runs the largest social network, which rose more than 13% for the period. Facebook is growing greater than 40% per year, but the Fund maintained an underweight position because investors must pay too high a price to participate in that growth, in management’s view. Instead, the Fund invested in other companies like JetBlue, the budget airline, which was also growing at more than 40% per year, but with a price that was more reasonable.

The retail trade, consumer non-durables, and health services sectors all advanced by more than 10% for the year. Examples of strong performers within these industries included Fund holdings retailer Target, shoe company Nike, and health insurer Cigna.

Given the slowdown in China and the decline in commodity prices, the energy and industrial services sectors produced the most negative returns for the year. Examples of underperforming stocks that were Fund holdings within these sectors included natural gas producer Chesapeake Energy and energy exploration company Haliburton.

Subadviser outlook

The financial crisis of a few years back is likely still on the minds of many investors, which can make them even more reactive when the market turns down. Many companies have been using their available cash to buy back stock, which can even out the small corrections in normal markets. Aided by consistent company repurchases, the market just ended its third-longest streak without a 10% correction since 1927.

We believe that the above-average corporate profitability of the past five years will continue due to a secular decline in wages. Wages have been pressured by inexpensive oversees labor and automation, and our view is that these trends could persist and create higher profits for companies.

*	The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Growth Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Disciplined Growth Fund Largest Holdings (% of Net Assets) on 9/30/15

Apple, Inc.	7.3%
Amazon.com, Inc.	2.6%
Gilead Sciences, Inc.	2.2%
Verizon Communications, Inc.	2.1%
Amgen, Inc.	1.9%
Alphabet, Inc. Class A	1.9%
The Walt Disney Co.	1.9%
Alphabet, Inc. Class C	1.7%
PepsiCo, Inc.	1.7%
Visa, Inc. Class A	1.4%

24.7%

MassMutual Premier Disciplined Growth Fund Sector Table (% of Net Assets) on 9/30/15

Consumer, Non-cyclical	30.5%
Communications	19.0%
Technology	16.4%
Consumer, Cyclical	15.2%
Industrial	9.9%
Financial	5.1%
Basic Materials	2.6%
Energy	0.6%
Utilities	0.1%
Diversified	0.1%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	1.29%	14.47%	7.92%
Service Class	1.19%	14.35%	7.86%
Administrative Class	1.08%	14.21%	7.71%
Class A	0.78%	13.91%	7.44%
Class A (sales load deducted)*	-5.01%	12.57%	6.81%
Russell 1000 Growth Index	3.17%	14.47%	8.09%

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class I, Class R4, Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	1.30%	4.98%
Class R4	0.94%	4.55%
Class R3	0.66%	4.29%
Russell 1000 Growth Index	3.17%	6.61%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Small Cap Opportunities Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of small-cap companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned 2.44%, outpacing the 1.25% return of the Russell 2000® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2015, the Fund outperformed the benchmark, primarily due to strong relative stock selection in the information technology, energy, and financials sectors. Conversely, Fund holdings underperformed the benchmark within the consumer discretionary and health care sectors primarily due to stock selection, and within the materials sector because of weaker relative stock selection and an overweight position, relative to the benchmark.

Fund holdings that were top individual contributors for the year included information technology stocks Imperva and Fortinet, and health care stocks Prestige Brands Holdings, DexCom, and WellCare Health Plans. Imperva, which develops protection software and services for databases and business applications, reported strong results, demonstrating that the new company management’s sales and marketing overhaul was bearing fruit. Fortinet provides cyber security solutions for enterprises, service providers, and governments worldwide. Over the last year, the company ramped up sales and marketing to expand distribution of its products, which coincided with an increase in spending on IT security products spurred by high-profile breaches that have escalated security issues into the offices of CEOs, COOs, and CFOs. Sales at Prestige Brands Holdings, a distributor of over-the-counter health care and household products, improved as destocking by retailers came to an end. DexCom is a medical device company that benefited from a favorable combination of an FDA product approval and continued revenue growth. WellCare Health Plans, which provides managed care services to government-sponsored health care programs such as Medicare and Medicaid, saw its stock rise late last year, when reported revenues and earnings topped expectations and upper management changes were well received by investors.

Fund holdings that were detractors from performance included CONE Midstream Partners (energy), Century Aluminum Company (materials), Intrepid Potash (materials), Spectranetics (health care), and Tronox Ltd. (materials). CONE Midstream Partners is involved in natural gas gathering in the Marcellus shale field. The company’s stock declined during the year when management revised its growth projections downward, which reflected reduced spending by customers resulting from the substantial decline in oil prices. The stock of aluminum producer Century Aluminum suffered from weakening London Metals Exchange (LME) prices, and the Fund exited the stock during the period. Intrepid Potash, the largest producer of potassium chloride (“potash”) in the U.S., experienced declines due partly to declining potash prices. Spectranetics, which develops single-use medical devices used in minimally invasive cardiovascular procedures, had a disappointing first quarter, and revised estimates downward based on lower-than-expected U.S. peripheral atherectomy (a procedure to remove plaque from blood vessels) growth. Tronox produces and sells titanium-bearing feedstocks and titanium dioxide (TiO2) pigment – used globally in paints, coatings, plastics, and paper. Disappointing results, stemming from industry over-supply of TiO2 that put added pressure on prices, hurt the stock’s performance. Additionally, Tronox’s acquisition of FMC Corp.’s soda ash business – primarily used in the manufacturing of glass and detergents – was not well received by investors, and the Fund exited the stock during the period.

Subadviser outlook

Fund management remains alert to disruption – both through product innovation and, increasingly, due to business model and/or process dislocations. Examples include Amazon’s dramatic impact on how goods and services are sold to customers, and how the Affordable Care Act is changing the winners and losers within health care. These disruptions may pose both threats and opportunities, and our research is increasingly focused on distinguishing between the two.

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Though equity market valuations were a bit above historical averages at year end, our view is that a higher valuation level might be justified should profitability remain strong and interest rates remain low. Given our outlook that inflation may remain tame and, therefore, interest rates may be unlikely to rise dramatically over the immediate future, we are not expecting a significant contraction relative to historical valuations, but remain focused on possible changes in the investing environment.

MassMutual Premier Small Cap Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/15

Pinnacle Foods, Inc.	2.5%
Korn/Ferry International	2.2%
STAG Industrial, Inc.	2.2%
SYNNEX Corp.	2.1%
WellCare Health Plans, Inc.	2.0%
BankUnited, Inc.	2.0%
KAR Auction Services, Inc.	2.0%
Prestige Brands Holdings, Inc.	1.9%
j2 Global, Inc.	1.9%
BancorpSouth, Inc.	1.9%

20.7%

MassMutual Premier Small Cap Opportunities Fund Sector Table (% of Net Assets) on 9/30/15

Consumer, Non-cyclical	28.3%
Financial	24.3%
Technology	15.6%
Consumer, Cyclical	11.5%
Industrial	7.8%
Mutual Funds	6.4%
Basic Materials	4.3%
Energy	3.2%
Utilities	2.9%
Communications	1.3%

Total Long-Term Investments	105.6%
Short-Term Investments and Other Assets and Liabilities	(5.6)%

Net Assets	100.0%

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Cap Opportunities Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	2.44%	13.77%	6.76%
Service Class	2.41%	13.65%	6.66%
Administrative Class	2.25%	13.55%	6.56%
Class A	2.04%	13.26%	6.29%
Class A (sales load deducted)*	-3.83%	11.93%	5.66%
Russell 2000 Index	1.25%	11.73%	6.55%

Hypothetical Investments in MassMutual Premier Small Cap Opportunities Fund Class I, Class R4, Class R3, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	2.63%	-1.04%
Class R4	2.17%	-1.51%
Class R3	1.97%	-1.73%
Russell 2000 Index	1.25%	-2.88%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities, including American Depositary Receipts, and can invest in any country, including developing or emerging market countries. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries, and Japan. The Fund normally will invest in at least three countries (one of which may be the United States) and typically invests in a number of different countries. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned -2.07%, outpacing the -6.66% return of the MSCI All Country World Index (ACWI) (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, including the United States.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2015, the Fund benefited most from underweight positions, relative to the benchmark, in the energy and materials sectors and stock selection in the information technology sector. Conversely, Fund holdings underperformed the benchmark in the consumer staples sector due to stock selection and an underweight position, and in the consumer discretionary sector due to stock selection.

Four of the top-performing Fund holdings for the year were American stocks – including Altera Corp. (information technology), Aetna (health care), Walt Disney (consumer discretionary) and Clovis Oncology (health care). Rounding out the top five was Industria de Diseno Textil (“Inditex”) (consumer discretionary, Spain). Altera is a key player in the programmable logic device (PLD) niche of the semiconductor industry. Recognizing the value of Altera’s intellectual property, Intel, the largest chip maker, announced plans to acquire the company. The Fund’s investment in Aetna, a health benefits company, is based on our belief the company can be part of the solution to rising health care costs and is likely to benefit from the growing number of people becoming insured, which has been the case so far. Walt Disney produces movies, television programs, musical recordings, books, magazines, and merchandise for entertainment and education. The company also operates distribution channels such as television networks, theme parks, hotels, cruise lines, retail stores and classrooms. Walt Disney has unique, iconic intellectual property assets, and many channels through which to monetize them. Clovis Oncology is a biopharmaceutical company that had a strong reporting period. Inditex is a multinational clothing company that reported a 26% increase in net profit over the first half of 2015, helped by strong sales.

Fund holdings that detracted from performance included Technip (energy, France), SunEdison (information technology, United States), LM Ericsson Telefon (“Ericsson”) (information technology, Sweden), and two Spanish companies – Banco Bilbao Vizcaya Argentari (“BBVA”) (financials) and Repsol (energy). Technip is a global leader in project management, construction, and engineering services provided to companies in the energy industry. It was a challenging year for the company, as the geopolitical issues in Russia generated concerns for an important project that Technip had been awarded there. The stock was also negatively impacted by concerns about the capital expenditure plans of large energy companies in light of falling oil prices. The Fund initiated a position in SunEdison in the middle of August, during a period of sharp decline in its share price. The company is a developer of technologies in the field of solar power. Mobile network operator Ericsson underperformed for a few reasons, including slower U.S. recovery, 4G peaking in China, and no resolution of a patent dispute with Apple – all of which we view as transient factors. BBVA, one of the largest banks in Spain, has over 50% of its earnings coming from Latin America. The stock was weak due to investor worries about a deteriorating macro-economic environment in Europe and Latin American growth rates that were below market expectations. Repsol is a global energy company that was negatively impacted partly by declining oil prices.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Headlines have very little to do with the way the Fund invests, other than perhaps creating opportunities to buy or add to companies where we believe near-term concerns have caused share prices to dislocate from long-term fundamentals. The Fund is a long-term, growth-oriented investment portfolio that uses a bottom-up, fundamental approach, seeking to invest only in high-quality companies with above-average, sustainable growth characteristics. The Fund seeks to add value through individual stock selection, and makes no effort to mimic the weights assigned to the benchmark by sector, region or country. Valuation is a critical part of the Fund’s investment criteria. Assuming we properly understand a given set of business economics, our returns are principally a function of paying an appropriate price for companies with solid growth fundamentals.

MassMutual Premier Global Fund Largest Holdings (% of Net Assets) on 9/30/15

The McGraw Hill Financial, Inc.	2.4%
Aetna, Inc.	2.4%
Colgate-Palmolive Co.	2.1%
Citigroup, Inc.	2.1%
Murata Manufacturing Co. Ltd.	2.1%
Airbus Group SE	2.1%
Altera Corp.	2.1%
Adobe Systems, Inc.	2.0%
LVMH Moet Hennessy Louis Vuitton SE	1.9%
Industria de Diseno Textil SA	1.9%

21.1%

MassMutual Premier Global Fund Sector Table (% of Net Assets) on 9/30/15

Consumer, Non-cyclical	23.9%
Financial	20.4%
Communications	16.0%
Industrial	15.6%
Technology	10.0%
Consumer, Cyclical	8.7%
Mutual Fund	3.8%
Diversified	1.9%
Energy	1.2%
Basic Materials	0.9%

Total Long-Term Investments	102.4%
Short-Term Investments and Other Assets and Liabilities	(2.4)%

Net Assets	100.0%

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Global Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the MSCI ACWI.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-2.07%	8.96%	5.81%
Service Class	-2.15%	8.82%	5.67%
Administrative Class	-2.23%	8.70%	5.56%
Class A	-2.44%	8.40%	5.26%
Class A (sales load deducted)*	-8.05%	7.13%	4.64%
Class R3	-2.63%	8.29%	5.15%
MSCI ACWI	-6.66%	6.82%	4.58%

Hypothetical Investments in MassMutual Premier Global Fund Class I, Class R4, and the MSCI ACWI.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-1.92%	-0.13%
Class R4	-2.44%	-0.61%
MSCI ACWI	-6.66%	-2.83%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of foreign companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned -3.17%, significantly outperforming the -12.16% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection in the consumer discretionary, materials, and information technology sectors benefited the Fund most for the year ended September 30, 2015. An underweight position, relative to the benchmark, in energy also contributed. Conversely, Fund holdings underperformed the benchmark in the consumer staples and industrials sectors due to less-than-favorable stock selection.

Fund holdings that were contributors to performance included consumer discretionary stocks Dollarama (Canada), Domino’s Pizza Group, Carnival, and Dignity (all from the United Kingdom) – as well as health care stock Galenica (Switzerland). Dollarama is a Canadian discount retailer that is similar to Dollar Tree and Dollar General in the U.S. Although the economy in Canada has been suffering with the fall in oil prices, Dollarama has been benefiting as shoppers look for more affordable choices. Shares of pizza company Domino’s Pizza Group benefited from positive earnings results on strong same-store sales growth in 2015. Carnival, a market leader in the global cruise industry, rallied early in the year after reporting solid financial results driven by higher onboard spending and increased demand for Asian cruises. Dignity is a provider of funeral-related services that had a strong reporting period. Galenica, which develops, manufactures, and markets pharmaceutical products and runs pharmacies, benefited from announcing its intention to strengthen the pipeline of its pharmaceutical division (Vifor) through acquisitions and partnerships, with an eye toward potentially spinning it off over the next few years.

Conversely, Fund holdings that were top individual detractors included Aryzta (consumer staples, Switzerland), Weir Group (industrials, United Kingdom), Lenovo Group (information technology, China), and two U.K. companies in the industrials sector, Rolls-Royce and Aggreko. Arzyta is a Swiss packaged-food company that announced the acquisition of a 49% stake in Picard, a premium frozen food company in France. Picard moved Arzyta into the retail channel, which investors didn’t favor. Weir Group is a producer of pumps used commonly in the oil and gas industry, particularly in U.S. fracking fields. The company’s share price declined along with the price of oil. Lenovo, a computer technology company, declined due partly to weak PC demand and its struggling mobile business. The company recently announced a restructuring plan to focus on cost reduction and improve efficiency. Rolls-Royce designs, develops, manufactures, and services power systems for use in the air, on land, and at sea. The company issued profit warnings during the reporting period, driven partly by declining oil prices and weaker demand for some of its aircraft engines. Finally, Aggreko is a temporary power generation company that was also negatively impacted by falling oil prices.

Subadviser outlook

Our view is that market turmoil can result in opportunity for active investors. In many cases, bouts of volatility cause short-term market participants to treat equities like a generic asset class, without differentiation. As a result, many great companies can fall in price also. The Fund continues to seek to invest in companies that may benefit from long-term secular growth trends, ones that have significant and durable competitive advantages, and the financial flexibility to increase their relative market position relative to competitors during downtrends in the business cycle.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier International Equity Fund Largest Holdings (% of Net Assets) on 9/30/15

Dollarama, Inc.	2.1%
Continental AG	1.7%
Novo Nordisk A/S	1.7%
Nippon Telegraph & Telephone Corp.	1.6%
Carnival Corp.	1.5%
Infineon Technologies AG	1.5%
Valeo SA	1.4%
Roche Holding AG	1.4%
Heineken NV	1.4%
Amadeus IT Holding SA Class A	1.4%

15.7%

MassMutual Premier International Equity Fund Sector Table (% of Net Assets) on 9/30/15
Consumer, Non-cyclical	27.6%
Consumer, Cyclical	21.4%
Industrial	16.6%
Communications	14.2%
Technology	9.9%
Mutual Fund	5.2%
Financial	4.2%
Basic Materials	3.4%
Diversified	0.9%
Energy	0.4%

Total Long-Term Investments	103.8%
Short-Term Investments and Other Assets and Liabilities	(3.8)%

Net Assets	100.0%

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI ACWI ex-U.S.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Ten Year Average Annual 10/1/05 - 9/30/15
Class R5	-3.17%	6.59%	5.92%
Service Class	-3.20%	6.54%	5.87%
Administrative Class	-3.28%	6.39%	5.73%
Class A	-3.54%	6.14%	5.46%
Class A (sales load deducted)*	-9.09%	4.89%	4.84%
MSCI ACWI ex-U.S.	-12.16%	1.82%	3.03%

Hypothetical Investments in MassMutual Premier International Equity Fund Class I, Class R4, Class R3, and the MSCI ACWI ex-U.S.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class I	-3.02%	-6.63%
Class R4	-3.46%	-7.10%
Class R3	-3.76%	-7.33%
MSCI ACWI ex-U.S.	-12.16%	-8.59%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex-U.S. is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times, up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned -23.20%, trailing the -19.28% return of the MSCI Emerging Markets Index (the “benchmark”), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2015, the Fund underperformed the benchmark, primarily due to stock selection in the consumer discretionary, information technology, and consumer staples sectors. Conversely, Fund holdings outperformed the benchmark, primarily in the financials and health care sectors, due to stronger relative stock selection.

Fund holdings that detracted most from the Fund’s full-year performance included Petroleo Brasileiro (“Petrobras”) (energy, Brazil), Baidu (information technology, China), Glencore (materials, United Kingdom), Alibaba Group Holding (information technology, China), and Yandex (information technology, Russia). Petrobras is a Brazilian oil exploration and production company whose share price dropped due to the fall in world oil prices and negative company-specific news related to an alleged corruption scandal. The Fund exited this position following the catastrophic decline in oil prices and increasing balance sheet strains associated with the company’s massive capital investment program. Fund management was disappointed by the unparalleled level of corporate governance and corruption allegations in the Chinese Internet industry, which negatively impacted Baidu.com (the leading search engine in China) and Alibaba Group Holding, the largest e-commerce platform in the Chinese market. Glencore is a natural resource company that was negatively impacted by declining commodity prices, which reduced the company’s profitability and put pressure on its balance sheet, sending the stock price down significantly. Yandex is the leading Internet search engine in Russia. The company continues to show sales growth in local currency terms, but has suffered from the macro-economic slowdown in Russia as well as the sharp depreciation of the Russian ruble.

Four of the five top-performing Fund holdings were based in India: Infosys (information technology), Housing Development Finance Corp. (“HDFC”) (financials), Dr. Reddy’s Laboratories Ltd. (health care), and Zee Entertainment Enterprises (consumer discretionary). India was an unconventional bastion of stability in the emerging-market equity world during the year – a result of significant improvements in the country’s balance of payments (India was a major beneficiary of lower energy prices) and relative economic growth resilience. Infosys is a leading information technology service company that demonstrated signs of significant improvements under new leadership and clearly benefited from massive corporate technology shifts toward social, digital, and cloud offerings. HDFC is the leading provider of housing loans in India. The Reserve Bank of India eased monetary conditions significantly in the first quarter of 2015, which proved beneficial for the share prices of many lenders, including HDFC. Dr. Reddy’s Laboratories is a global generics pharmaceutical company with a strong presence in the U.S., India, and Russia/Commonwealth of Independent States (CIS) markets. We believe the company is well positioned to continue to grow sales and earnings over the long term due to its solid pipeline and global partnerships. Zee Entertainment, a leading media and entertainment company that produces content in Hindi and several other languages, is the most significant beneficiary of

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

digitization of India’s television, which improves measurability of audiences and hence subscription monetization. Finally, LVMH Moet Hennessy Louis Vuitton (consumer discretionary), based in France, also contributed to the Fund’s full-year performance and rallied early in 2015 after reporting solid fourth-quarter results.

Subadviser outlook

For long-term investors, we believe it is time to step back and ignore the noise. The Fund has struggled in the current environment and underperformed in the past 12 months. While this is disappointing, it does not change our strategy or investment philosophy. We intend to maintain the Fund’s focus on long-term investing, while continuing to seek to invest in rare, extraordinary companies we believe may have substantial competitive advantages. We believe extraordinary companies can emerge from difficult periods with even greater competitive advantages, because great companies typically have the cash flow and balance sheet flexibility to invest during tough times. We remain focused on quality companies with the potential to dominate their markets. We believe this focus allows the Fund the potential to generate strong returns for investors over the long term.

MassMutual Premier Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 9/30/15

Housing Development Finance Corp.	4.2%
Tencent Holdings Ltd.	3.5%
Magnit PJSC	3.4%
Infosys Technologies Ltd.	3.1%
NovaTek OAO	2.5%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands)	2.5%
JD.com, Inc. ADR	2.1%
Baidu, Inc. Sponsored ADR (Cayman Islands)	2.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.0%
Ctrip.com International Ltd. ADR	1.7%

27.1%

MassMutual Premier Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 9/30/15

Financial	23.9%
Consumer, Non-cyclical	20.2%
Communications	18.6%
Consumer, Cyclical	14.0%
Technology	6.8%
Mutual Funds	4.5%
Industrial	3.8%
Diversified	3.2%
Energy	2.7%
Basic Materials	1.3%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Five Year Average Annual 10/1/10 - 9/30/15	Since Inception Average Annual 11/3/08 - 9/30/15
Class R5	-23.20%	-6.53%	5.16%
Service Class	-23.23%	-6.60%	5.07%
Administrative Class	-23.32%	-6.72%	4.92%
Class A	-23.47%	-6.97%	4.66%
Class A (sales load deducted)*	-27.87%	-8.06%	3.76%
MSCI Emerging Markets Index	-19.28%	-3.58%	7.45%

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class I and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 3/1/11 - 9/30/15
Class I	-23.13%	-7.11%
MSCI Emerging Markets Index	-19.28%	-4.60%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class R4, Class R3, and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	-23.45%	-14.35%
Class R3	-23.57%	-14.54%
MSCI Emerging Markets Index	-19.28%	-11.66%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Money Market Fund – Portfolio of Investments

September 30, 2015

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 101.8%
Commercial Paper — 81.2%
Air Products & Chemicals, Inc. (a) 0.120% 10/26/15	$5,000,000	$4,999,583
Air Products & Chemicals, Inc. (a) 0.170% 10/01/15	6,000,000	6,000,000
American Honda Finance Corp. 0.150% 10/06/15	8,000,000	7,999,833
Archer Daniels Midland Co. (a) 0.110% 10/05/15	10,000,000	9,999,878
AstraZeneca PLC (a) 0.150% 11/23/15	9,500,000	9,497,902
Basin Electric Power Coorperative (a) 0.130% 10/09/15	10,000,000	9,999,711
Brown-Forman Corp. (a) 0.170% 10/22/15	9,990,000	9,989,009
Cargill, Inc. (a) 0.110% 10/01/15	10,000,000	10,000,000
Caterpillar Financial Services Co. 0.210% 12/01/15	10,000,000	9,996,442
CDP Financial, Inc. (a) 0.170% 10/14/15	5,000,000	4,999,693
CDP Financial, Inc. (a) 0.220% 10/15/15	4,300,000	4,299,632
Coca-Cola Co. (a) 0.210% 10/15/15	6,000,000	5,999,510
ConocoPhillips Qatar Funding Ltd. (a) 0.200% 12/18/15	10,000,000	9,995,667
Dover Corp. (a) 0.080% 10/01/15	10,000,000	10,000,000
Emerson Electric Co. (a) 0.150% 12/21/15	7,750,000	7,747,384
Emerson Electric Co. (a) 0.170% 10/29/15	2,000,000	1,999,736
Estee Lauder Cos., Inc. Class A (a) 0.130% 10/30/15	3,000,000	2,999,686
Estee Lauder Cos., Inc. Class A (a) 0.170% 10/28/15	7,000,000	6,999,108
Google, Inc. Class C (a) 0.150% 10/27/15	6,000,000	5,999,350
Henkel Corp. (a) 0.180% 10/19/15	2,500,000	2,499,775
Hershey Foods Corp. (a) 0.130% 10/26/15	10,000,000	9,999,097
Honeywell International, Inc. (a) 0.260% 11/19/15	9,500,000	9,496,638
John Deere Capital Corp. (a) 0.110% 10/20/15	10,000,000	9,999,419

	Principal Amount	Value
Johnson & Johnson (a) 0.050% 10/16/15	$10,000,000	$9,999,792
Kimberly Clark Corp. (a) 0.120% 10/15/15	10,000,000	9,999,533
L’Oreal USA, Inc. (a) 0.110% 10/29/15	10,000,000	9,999,144
Microsoft Corp. (a) 0.160% 11/12/15	10,000,000	9,998,133
National Rural Utilities Cooperative Finance Corp. 0.130% 10/13/15	6,200,000	6,199,731
National Rural Utilities Cooperative Finance Corp. 0.140% 10/14/15	1,900,000	1,899,904
National Rural Utilities Cooperative Finance Corp. 0.140% 10/26/15	2,000,000	1,999,806
NSTAR Electric Co. 0.090% 10/15/15	1,300,000	1,299,955
NSTAR Electric Co. 0.150% 10/07/15	8,200,000	8,199,795
NSTAR Electric Co. 0.170% 10/07/15	500,000	499,986
Paccar Financial Corp. 0.230% 12/18/15	10,000,000	9,995,017
Parker-hannifin Corp. (a) 0.120% 10/14/15	2,720,000	2,719,882
PepsiCo, Inc. (a) 0.130% 10/21/15	8,000,000	7,999,422
Pfizer, Inc. (a) 0.270% 12/17/15	9,000,000	8,994,803
Precision Castparts Corp. (a) 0.100% 10/07/15	10,000,000	9,999,833
Proctor & Gamble Co. (a) 0.110% 10/15/15	5,750,000	5,749,754
Reckitt Benckiser PLC (a) 0.200% 11/09/15	1,000,000	999,783
Reckitt Benckiser PLC (a) 0.220% 11/09/15	8,250,000	8,248,034
The Wal-Mart Stores, Inc. (a) 0.130% 10/30/15	10,000,000	9,998,953
Toyota Motor Credit Corp. 0.190% 10/06/15	9,000,000	8,999,762
Unilever Capital Crop. (a) 0.200% 11/09/15	3,800,000	3,799,177
Unilever Capital Crop. (a) 0.230% 11/30/15	6,000,000	5,997,700
United Healthcare Co. (a) 0.220% 10/01/15	10,000,000	10,000,000

		325,114,952

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Corporate Debt — 1.2%
General Electric Capital Corp. FRN 0.484% 1/08/16	$1,100,000	$1,100,477
General Electric Capital Corp. FRN 0.884% 1/08/16	3,500,000	3,505,370

		4,605,847

Discount Notes — 9.4%
Federal Farm Credit Discount Notes 0.080% 10/08/15	1,000,000	999,984
Federal Farm Credit Discount Notes 0.100% 10/19/15	3,000,000	2,999,850
Federal Home Loan Bank Discount Notes 0.145% 10/16/15	2,000,000	1,999,879
Federal Home Loan Bank Discount Notes 0.150% 11/12/15	653,000	652,886
Federal Home Loan Bank Discount Notes 0.158% 1/04/16	400,000	399,833
Federal Home Loan Bank Discount Notes 0.160% 1/08/16	415,000	414,817
Federal Home Loan Bank Discount Notes 0.165% 1/13/16	900,000	899,571
Federal Home Loan Bank Discount Notes 0.190% 1/11/16	2,300,000	2,298,762
Federal Home Loan Bank Discount Notes 0.190% 1/14/16	1,920,000	1,918,936
Federal Home Loan Bank Discount Notes 0.200% 1/27/16	500,000	499,672
Federal Home Loan Bank Discount Notes 0.200% 2/05/16	2,710,000	2,708,088
Federal Home Loan Bank Discount Notes 0.240% 1/25/16	400,000	399,691
Federal Home Loan Bank Discount Notes 0.270% 2/19/16	1,075,000	1,073,863
Federal Home Loan Mortgage Corp. 0.138% 10/29/15	700,000	699,925
Federal Home Loan Mortgage Corp. 0.150% 1/04/16	5,850,000	5,847,684
Federal Home Loan Mortgage Corp. 0.200% 2/19/16	2,000,000	1,998,433
Federal Home Loan Mortgage Corp. 0.220% 2/03/16	500,000	499,618
Federal National Mortgage Association 0.163% 1/14/16	6,700,000	6,696,815
Federal National Mortgage Association 0.180% 1/14/16	500,000	499,738
Federal National Mortgage Association 0.180% 1/20/16	350,000	349,806
Federal National Mortgage Association 0.200% 2/02/16	1,500,000	1,498,967
Federal National Mortgage Association 0.200% 2/10/16	1,600,000	1,598,827

	Principal Amount	Value
Federal National Mortgage Association 0.246% 2/08/16	$500,000	$499,556
Federal National Mortgage Association 0.250% 12/30/15	163,000	162,898

		37,618,099

Time Deposits — 2.5%
Euro Time Deposit 0.010% 10/01/15	9,841,165	9,841,165

U.S. Government Obligations — 7.5%
U.S. Treasury Note, 0.060%, due 1/31/16	15,000,000	14,999,898
U.S. Treasury Note, 0.084%, due 4/30/16	10,000,000	10,001,060
U.S. Treasury Note, 0.375%, due 1/31/16	5,000,000	5,003,157

		30,004,115

TOTAL SHORT-TERM INVESTMENTS (Cost $407,184,178)		407,184,178

TOTAL INVESTMENTS — 101.8% (Cost $407,184,178) (b)		407,184,178

Other Assets/(Liabilities) — (1.8)%		(7,166,801)

NET ASSETS — 100.0%		$400,017,377

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $268,024,721 or 67.00% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments

September 30, 2015

	Principal Amount	Value
EQUITIES — 0.5%

PREFERRED STOCK — 0.5%
Consumer, Non-cyclical — 0.2%
Pharmaceuticals — 0.2%
Allergan PLC 5.500%	$1,125	$1,061,393

Energy — 0.3%
Oil & Gas — 0.3%
Anadarko Petroleum Corp. 7.500%	27,000	1,010,610
Southwestern Energy Co. 6.250%	12,900	400,932

		1,411,542

TOTAL PREFERRED STOCK (Cost $3,133,811)		2,472,935

TOTAL EQUITIES (Cost $3,133,811)		2,472,935

BONDS & NOTES — 98.1%

CORPORATE DEBT — 40.1%
Aerospace & Defense — 0.1%
Exelis, Inc. 4.250% 10/01/16	740,000	756,052

Agriculture — 1.4%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	4,895,000	4,986,047
Imperial Tobacco Finance PLC (a) 2.950% 7/21/20	2,285,000	2,298,577

		7,284,624

Airlines — 0.0%
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	109,699	109,699

Auto Manufacturers — 1.5%
Ford Motor Credit Co. LLC 2.240% 6/15/18	3,080,000	3,071,028
General Motors Co. 3.500% 10/02/18	595,000	599,802
General Motors Financial Co., Inc. 3.200% 7/13/20	705,000	695,504
Hyundai Capital America (a) 2.550% 2/06/19	485,000	487,542
Volkswagen Group of America Finance LLC (a) 1.600% 11/20/17	3,000,000	2,878,344

		7,732,220

Banks — 2.6%
BNP Paribas SA 2.375% 5/21/20	795,000	797,599
CIT Group, Inc. 4.250% 8/15/17	3,200,000	3,240,000

	Principal Amount	Value
Credit Agricole SA (a) 2.750% 6/10/20	$1,395,000	$1,415,107
First Horizon National Corp. 5.375% 12/15/15	1,738,000	1,752,947
Intesa Sanpaolo SpA 3.875% 1/16/18	2,760,000	2,843,170
Itau Unibanco Holding SA (a) 2.850% 5/26/18	840,000	786,828
Nordea Bank AB (a) 2.500% 9/17/20	1,960,000	1,973,988
Regions Financial Corp. 7.500% 5/15/18	340,000	381,195
Skandinaviska Enskilda Banken AB (a) 2.375% 3/25/19	305,000	309,880
SVB Financial Group 5.375% 9/15/20	225,000	250,802

		13,751,516

Biotechnology — 0.5%
Celgene Corp. 2.875% 8/15/20	2,525,000	2,547,909

Building Materials — 0.5%
Martin Marietta Material, Inc. FRN 1.381% 6/30/17	585,000	580,609
Masco Corp. 7.125% 3/15/20	1,750,000	2,016,875

		2,597,484

Chemicals — 1.9%
Airgas, Inc. 3.050% 8/01/20	2,885,000	2,929,464
Ashland, Inc. 3.875% 4/15/18	1,950,000	1,964,625
Incitec Pivot Ltd. (a) 4.000% 12/07/15	3,600,000	3,616,481
LyondellBasell Industries NV 5.000% 4/15/19	450,000	485,191
RPM International, Inc. 6.125% 10/15/19	850,000	951,794

		9,947,555

Commercial Services — 1.3%
Leidos Holdings, Inc. 4.450% 12/01/20	1,661,000	1,652,318
McGraw Hill Financial, Inc. (a) 3.300% 8/14/20	2,050,000	2,085,852
The Western Union Co. 5.930% 10/01/16	3,050,000	3,182,919

		6,921,089

Computers — 0.5%
Hewlett Packard Enterprise Co. (a) 2.850% 10/05/18	2,730,000	2,726,506

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Distribution & Wholesale — 0.1%
Arrow Electronics, Inc. 3.000% 3/01/18	$295,000	$298,331

Diversified Financial — 7.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.500% 5/15/21	2,050,000	2,047,437
Air Lease Corp. 2.125% 1/15/18	2,200,000	2,178,000
Air Lease Corp. 3.375% 1/15/19	1,075,000	1,088,437
Air Lease Corp. STEP 5.625% 4/01/17	190,000	198,313
Ally Financial, Inc. 3.600% 5/21/18	1,285,000	1,270,544
Ally Financial, Inc. 4.750% 9/10/18	2,000,000	2,037,500
Capital One Bank USA NA 1.150% 11/21/16	500,000	498,773
Citigroup, Inc. 5.500% 2/15/17	7,000,000	7,369,677
ERAC USA Finance LLC (a) 5.900% 11/15/15	1,000,000	1,005,571
The Goldman Sachs Group, Inc. 1.600% 11/23/15	655,000	655,897
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	2,730,000	2,738,518
International Lease Finance Corp. FRN 2.287% 6/15/16	1,800,000	1,791,000
International Lease Finance Corp. 3.875% 4/15/18	270,000	269,325
International Lease Finance Corp. 5.750% 5/15/16	2,208,000	2,241,120
Lazard Group LLC 4.250% 11/14/20	895,000	948,030
Lazard Group LLC 6.850% 6/15/17	104,000	112,377
Merrill Lynch & Co., Inc. 5.700% 5/02/17	3,100,000	3,271,579
Merrill Lynch & Co., Inc. 6.050% 5/16/16	2,025,000	2,082,860
Morgan Stanley 4.750% 3/22/17	4,500,000	4,714,105

		36,519,063

Electric — 0.3%
IPALCO Enterprises, Inc. 5.000% 5/01/18	900,000	942,750
Kansas Gas & Electric Co. 5.647% 3/29/21	265,860	268,519
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	177,401	188,089

		1,399,358

	Principal Amount	Value
Electronics — 0.3%
Avnet, Inc. 6.625% 9/15/16	$595,000	$622,289
Jabil Circuit, Inc. 7.750% 7/15/16	410,000	424,350
Jabil Circuit, Inc. 8.250% 3/15/18	255,000	284,963

		1,331,602

Environmental Controls — 0.3%
Clean Harbors, Inc. 5.250% 8/01/20	1,400,000	1,414,000

Foods — 0.2%
JBS Investments GmbH (a) 7.750% 10/28/20	634,000	649,850
Tyson Foods, Inc. 2.650% 8/15/19	180,000	181,357

		831,207

Forest Products & Paper — 0.6%
Domtar Corp. 10.750% 6/01/17	262,000	298,403
Sappi Papier Holding GmbH (a) 7.750% 7/15/17	2,750,000	2,887,500

		3,185,903

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	350,000	351,063

Health Care – Products — 0.4%
Boston Scientific Corp. 2.850% 5/15/20	785,000	784,828
Zimmer Biomet Holdings, Inc. 2.000% 4/01/18	1,213,000	1,214,514

		1,999,342

Health Care – Services — 0.2%
Anthem, Inc. 1.875% 1/15/18	1,055,000	1,055,410

Holding Company – Diversified — 0.5%
Hutchison Whampoa International 14 Ltd. (a) 1.625% 10/31/17	2,580,000	2,570,039

Home Builders — 0.8%
DR Horton, Inc. 3.750% 3/01/19	2,900,000	2,918,125
Lennar Corp. 4.500% 11/15/19	1,383,000	1,394,755

		4,312,880

Insurance — 1.2%
AXIS Specialty Finance PLC 2.650% 4/01/19	265,000	266,182

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TIAA Asset Management Finance Co. LLC (a) 2.950% 11/01/19	$3,700,000	$3,751,426
Willis Group Holdings PLC 4.125% 3/15/16	180,000	182,208
Willis Group Holdings PLC 5.750% 3/15/21	840,000	939,624
Willis North America, Inc. 6.200% 3/28/17	835,000	882,520

		6,021,960

Internet — 0.6%
Expedia, Inc. 7.456% 8/15/18	2,715,000	3,064,247

Investment Companies — 0.5%
Ares Capital Corp. 3.875% 1/15/20	1,450,000	1,493,011
FS Investment Corp. 4.000% 7/15/19	1,040,000	1,053,989

		2,547,000

Iron & Steel — 0.8%
Allegheny Technologies, Inc. 9.375% 6/01/19	2,800,000	2,954,000
ArcelorMittal STEP 5.250% 2/25/17	75,000	74,250
ArcelorMittal 6.125% 6/01/18	445,000	436,100
Commercial Metals Co. 6.500% 7/15/17	355,000	365,650
Reliance Steel & Aluminum Co. 6.200% 11/15/16	499,000	518,167

		4,348,167

Lodging — 0.4%
Marriott International, Inc. 2.875% 3/01/21	1,845,000	1,852,897

Machinery – Diversified — 0.5%
CNH Industrial Capital LLC 3.375% 7/15/19	660,000	628,650
CNH Industrial Capital LLC 3.625% 4/15/18	265,000	257,548
CNH Industrial Capital LLC 6.250% 11/01/16	510,000	519,562
Roper Technologies, Inc. 1.850% 11/15/17	1,125,000	1,126,546

		2,532,306

Manufacturing — 1.0%
Harsco Corp 2.700% 10/15/15	3,248,000	3,246,376
SPX FLOW, Inc. 6.875% 9/01/17	505,000	530,250

	Principal Amount	Value
Tyco Electronics Group SA 6.550% 10/01/17	$1,461,000	$1,600,973

		5,377,599

Media — 0.6%
CCO Safari II LLC (a) 3.579% 7/23/20	1,845,000	1,831,410
Sirius XM Radio, Inc. (a) 4.250% 5/15/20	1,450,000	1,417,375

		3,248,785

Mining — 1.0%
Freeport-McMoRan, Inc. 2.300% 11/14/17	1,500,000	1,353,750
Glencore Finance Canada. STEP (a) 2.050% 10/23/15	500,000	499,500
Vale Overseas Ltd. 6.250% 1/11/16	3,330,000	3,352,511

		5,205,761

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.750% 1/15/16	300,000	303,224
Pitney Bowes, Inc. 5.750% 9/15/17	74,000	79,618

		382,842

Oil & Gas — 1.3%
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	105,000	74,550
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	1,065,000	915,900
Chesapeake Energy Corp. 3.250% 3/15/16	1,700,000	1,666,340
Noble Holding International Ltd. 4.000% 3/16/18	300,000	284,152
Petrobras Global Finance BV 3.250% 3/17/17	1,265,000	1,116,362
Petroleos Mexicanos 3.125% 1/23/19	155,000	151,706
Rowan Cos., Inc. 5.000% 9/01/17	170,000	166,707
Southwestern Energy Co. 3.300% 1/23/18	400,000	393,040
Transocean, Inc. STEP 5.550% 12/15/16	200,000	197,500
Transocean, Inc. 6.000% 3/15/18	220,000	201,300
Whiting Petroleum Corp., Convertible (a) 1.250% 4/01/20	1,000,000	814,375
WPX Energy, Inc. 7.500% 8/01/20	1,145,000	1,047,675

		7,029,607

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas Services — 1.1%
Cameron International Corp. 1.400% 6/15/17	$3,300,000	$3,278,187
SESI LLC 6.375% 5/01/19	315,000	313,819
Superior Energy Services, Inc. 7.125% 12/15/21	2,409,000	2,363,831

		5,955,837

Pharmaceuticals — 1.2%
AbbVie, Inc. 1.800% 5/14/18	2,590,000	2,582,810
Actavis Funding SCS 2.350% 3/12/18	1,580,000	1,586,287
Baxalta, Inc. (a) 2.000% 6/22/18	1,525,000	1,520,423
McKesson Corp. 2.284% 3/15/19	255,000	255,535
Mylan, Inc. 1.350% 11/29/16	500,000	496,486

		6,441,541

Pipelines — 0.9%
Boardwalk Pipelines LP 5.875% 11/15/16	1,100,000	1,137,365
Energy Transfer Partners LP 2.500% 6/15/18	1,070,000	1,065,250
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	925,000	978,891
Kinder Morgan, Inc. (a) 5.000% 2/15/21	1,290,000	1,318,178

		4,499,684

Real Estate — 0.2%
Regency Centers LP 5.875% 6/15/17	1,189,000	1,268,170

Real Estate Investment Trusts (REITS) — 2.5%
American Tower Corp. 4.500% 1/15/18	850,000	894,161
DDR Corp. 7.500% 7/15/18	2,400,000	2,745,638
DDR Corp. 9.625% 3/15/16	145,000	150,122
Digital Delta Holdings LLC (a) (b) 3.400% 10/01/20	925,000	928,499
Duke Realty LP 5.950% 2/15/17	2,450,000	2,597,419
Duke Realty LP 8.250% 8/15/19	550,000	666,342
HCP, Inc. 6.000% 1/30/17	1,450,000	1,528,090
Highwoods Realty LP 5.850% 3/15/17	710,000	755,727

	Principal Amount	Value
Highwoods Realty LP 7.500% 4/15/18	$170,000	$191,496
Realty Income Corp. 2.000% 1/31/18	205,000	206,637
UDR, Inc. 5.250% 1/15/16	1,500,000	1,516,710
Vereit Operating Partnership LP 2.000% 2/06/17	640,000	627,200
Vereit Operating Partnership LP 3.000% 2/06/19	320,000	305,200

		13,113,241

Retail — 0.5%
AutoNation, Inc. 3.350% 1/15/21	735,000	742,901
Best Buy Co., Inc. 3.750% 3/15/16	1,450,000	1,462,397
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	250,000	274,534

		2,479,832

Savings & Loans — 0.7%
Glencore Funding LLC (a) 1.700% 5/27/16	2,638,000	2,506,100
Glencore Funding LLC (a) 3.125% 4/29/19	1,150,000	966,000

		3,472,100

Semiconductors — 1.0%
KLA-Tencor Corp. 2.375% 11/01/17	3,495,000	3,513,205
Micron Technology, Inc., Convertible 3.000% 11/15/43	1,750,000	1,471,094

		4,984,299

Telecommunications — 1.2%
Crown Castle Towers LLC (a) 4.174% 8/15/37	1,100,000	1,127,341
Frontier Communications Corp. 8.250% 4/15/17	2,310,000	2,439,937
Qwest Corp. 8.375% 5/01/16	975,000	1,010,218
Sprint Communications, Inc. (a) 9.000% 11/15/18	1,185,000	1,243,420
Telefonica Emisiones SAU 6.421% 6/20/16	331,000	342,774

		6,163,690

Transportation — 0.6%
Asciano Finance (a) 5.000% 4/07/18	388,000	411,346
Ryder System, Inc. 2.500% 3/01/18	1,295,000	1,317,403
Ryder System, Inc. 2.550% 6/01/19	190,000	190,457

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ryder System, Inc. 2.875% 9/01/20	$1,080,000	$1,085,949

		3,005,155

Trucking & Leasing — 1.1%
Aviation Capital Group Corp. (a) 2.875% 9/17/18	3,260,000	3,257,033
GATX Corp. 3.500% 7/15/16	105,000	106,640
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 6/15/19	770,000	766,296
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.050% 1/09/20	1,650,000	1,664,570

		5,794,539

TOTAL CORPORATE DEBT (Cost $208,633,606)		208,432,111

MUNICIPAL OBLIGATIONS — 0.5%
Access to Loans for Learning Student Loan Corp., Series 2004-IV, Class Note FRN 0.495% 4/25/24	1,083,295	1,073,535
Louisiana State Public Facilities Authority FRN 1.195% 4/26/27	333,795	336,132
State of Illinois 5.365% 3/01/17	1,200,000	1,251,528

		2,661,195

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,598,133)		2,661,195

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 31.3%
Agency Collateral CMO — 0.1%
Fannie Mae REMICS, Series 2015-62, Class VA 4.000% 10/25/26	518,724	569,524

Auto Floor Plan ABS — 0.1%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A FRN (a) 1.716% 10/20/20	630,000	630,000

Automobile ABS — 3.9%
American Credit Acceptance Receivables Trust, Series 2014-3, Class A (a) 0.990% 8/10/18	380,122	380,053
American Credit Acceptance Receivables Trust, Series 2015-3, Class A (a) (b) 1.500% 9/12/19	1,670,000	1,669,888

	Principal Amount	Value
American Credit Acceptance Receivables Trust, Series 2015-2, Class A (a) 1.570% 6/12/19	$1,130,837	$1,130,587
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A (a) 2.100% 3/20/19	600,000	603,785
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	514,455	533,518
CarNow Auto Receivables Trust, Series 2014-1A, Class A (a) 0.960% 1/17/17	171,645	171,615
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	466,262	464,965
CFC LLC, Series 2015-1A, Class A (a) 1.750% 6/15/21	744,734	744,597
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.949% 11/07/23	65,382	65,387
Chesapeake Funding LLC, Series 2015-1A, Class B FRN (a) 1.149% 2/07/27	400,000	399,515
CPS Auto Trust, Series 2014-B, Class A (a) 1.110% 11/15/18	624,317	623,489
CPS Auto Trust, Series 2014-C, Class A (a) 1.310% 2/15/19	680,748	680,464
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	428,156	428,145
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	323,165	323,586
CPS Auto Trust, Series 2013-C, Class A (a) 1.640% 4/16/18	342,251	342,651
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	762,059	764,786
CPS Auto Trust, Series 2015-C, Class B (a) 2.550% 2/18/20	750,000	751,763
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A (a) 1.880% 3/15/22	1,100,000	1,099,704
Exeter Automobile Receivables Trust, Series 2014-2A, Class A (a) 1.060% 8/15/18	327,993	327,483

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Exeter Automobile Receivables Trust, Series 2014-1A, Class A (a) 1.290% 5/15/18	$159,100	$159,264
Exeter Automobile Receivables Trust, Series 2014-3A, Class A (a) 1.320% 1/15/19	345,754	345,481
Exeter Automobile Receivables Trust, Series 2015-2A, Class A (a) 1.540% 11/15/19	696,603	696,355
Exeter Automobile Receivables Trust, Series 2015-1A, Class A (a) 1.600% 6/17/19	763,116	762,846
Exeter Automobile Receivables Trust, Series 2013-2A, Class B (a) 3.090% 7/16/18	1,000,000	1,004,918
First Investors Auto Owner Trust, Series 2013-3A, Class A3 (a) 1.440% 10/15/19	729,641	730,031
First Investors Auto Owner Trust, Series 2015-2A, Class A1 (a) 1.590% 12/16/19	680,077	680,308
Flagship Credit Auto Trust, Series 2013-1, Class A (a) 1.320% 4/16/18	96,529	96,569
Flagship Credit Auto Trust, Series 2014-2, Class A (a) 1.430% 12/16/19	571,527	571,339
Flagship Credit Auto Trust, Series 2013-2, Class A (a) 1.940% 1/15/19	273,571	274,339
Flagship Credit Auto Trust, Series 2015-2, Class A (a) 1.980% 10/15/20	835,586	835,375
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	457,821	458,024
GO Financial Auto Securitization Trust, Series 2015-1, Class A (a) 1.810% 3/15/18	304,279	304,123
Oscar US Funding Trust, Series 2014-1A, Class A2 (a) 1.000% 8/15/17	669,230	669,808
Santander Drive Auto Receivables Trust, Series 2015-S2, Class R1 (a) 1.840% 11/18/19	329,742	329,742
SNAAC Auto Receivables Trust, Series 2014-1A, Class A (a) 1.030% 9/17/18	164,995	164,832
Tidewater Auto Receivables Trust, Series 2014-AA, Class A2 (a) 0.960% 7/15/17	53,300	53,301

	Principal Amount	Value
Westlake Automobile Receivables Trust, Series 2014-2A, Class A2 (a) 0.970% 10/16/17	$332,760	$332,757

		19,975,393

Commercial MBS — 6.8%
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4 VRN 5.734% 6/10/49	932,689	972,503
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.935% 2/10/51	574,101	611,004
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 6.002% 2/10/51	500,000	534,345
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.423% 2/10/51	1,282,038	1,383,661
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	725,631	748,970
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	900,000	935,823
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	1,185,000	1,244,273
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class AM VRN 5.568% 10/12/41	880,000	914,375
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	700,000	740,444
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	625,000	658,853
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.915% 6/11/50	1,215,000	1,295,839
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.940% 9/11/38	900,000	919,914

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A FRN (a) 1.007% 3/15/29	$1,085,000	$1,077,149
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2 3.147% 2/10/47	845,000	878,922
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A1A VRN 5.943% 6/10/46	440,559	449,102
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.979% 6/10/46	400,000	407,290
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.989% 12/10/49	1,055,000	1,116,213
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	511,376	511,376
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	424,340	429,107
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	525,479	527,879
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM VRN 6.014% 7/10/38	1,215,000	1,246,725
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.014% 7/10/38	1,043,723	1,057,659
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,143,479	1,178,415
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class AM VRN 5.667% 12/12/44	1,400,000	1,406,343
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class AM VRN 6.082% 2/12/51	900,000	968,943
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	1,360,000	1,410,796

	Principal Amount	Value
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	$825,000	$872,823
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	680,000	729,180
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	450,000	467,545
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	885,000	927,772
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ VRN 5.508% 2/12/44	600,000	618,176
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	297,003	297,761
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.461% 1/11/43	355,341	387,313
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2 2.111% 3/15/45	575,000	580,610
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	163,794	162,191
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.477% 8/15/39	299,321	300,071
VFC LLC, Series 2014-2, Class A (Acquired 7/9/14, Cost $600,000) (a) (c) 2.750% 7/20/30	208,354	208,389
VFC LLC, Series 2015-3, Class A, (Acquired 3/25/15, Cost $249,531) (a) (c) 2.750% 12/20/31	404,426	403,976
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,450,000	1,501,494
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.520% 12/15/44	1,025,000	1,025,198
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM VRN 6.150% 2/15/51	240,000	255,810

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM VRN 6.169% 6/15/45	$1,200,000	$1,233,288
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	106,545	106,545
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2 1.765% 12/15/45	880,000	886,101
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	342,958	346,000
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	391,066	391,892

		35,328,058

Home Equity ABS — 2.1%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.464% 8/25/35	176,973	175,968
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.854% 11/25/35	258,074	254,532
ACE Securities Corp., Series 2005-HE5, Class M2 FRN 0.929% 8/25/35	550,776	546,595
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.854% 6/25/35	88,398	87,977
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE3, Class A2 FRN 0.374% 4/25/36	168,148	167,159
Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE12, Class M1 FRN 0.674% 12/25/35	982,905	954,219
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2 FRN 0.624% 7/25/35	139,002	136,211
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.644% 8/25/35	82,891	82,727
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.654% 9/25/34	83,223	81,392
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A FRN (a) 0.434% 10/25/34	627,294	614,439
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.614% 5/25/36	372,739	366,705

	Principal Amount	Value
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.434% 1/25/36	$176,003	$171,680
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.624% 4/25/35	162,354	160,206
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.364% 8/25/36	123,698	122,452
Home Equity Asset Trust, Series 2005-HF1, Class A1 FRN 0.714% 2/25/36	348,363	338,433
Home Equity Asset Trust, Series 2005-HF1, Class A2B FRN 0.894% 2/25/36	389,034	378,399
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2 FRN 0.414% 10/25/35	565,236	555,963
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.974% 12/25/32	35,650	35,581
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.019% 6/25/35	652,763	642,411
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.914% 3/25/35	875,000	860,483
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class A2C FRN 0.394% 8/25/36	86,550	86,173
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.929% 6/28/35	463,817	458,760
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.944% 7/25/35	325,825	327,077
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 6.492% 10/25/28	65	66
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D FRN 0.564% 1/25/36	775,807	771,944
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.454% 9/25/35	234,110	233,041
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.574% 8/25/35	142,967	142,174
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.944% 3/25/35	144,836	144,571

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1 FRN 0.594% 10/25/35	$544,836	$542,051
Residential Asset Mortgage Products, Inc., Series 2005-EFC4, Class M1 FRN 0.604% 9/25/35	70,706	70,598
Residential Asset Securities Corp., Series 2005-AHL3, Class A2 FRN 0.434% 11/25/35	642,826	636,363
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.624% 11/25/35	363,893	359,217
Security National Mortgage Loan Trust, Series 2006-3A, Class A1 FRN (a) 0.474% 1/25/37	331,271	330,839
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.914% 8/25/35	117,564	117,240

		10,953,646

Other ABS — 13.3%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1 FRN (a) 0.407% 3/15/41	534,015	522,955
321 Henderson Receivables I LLC, Series 2006-2A, Class A1 FRN (a) 0.407% 6/15/41	593,814	576,313
321 Henderson Receivables I LLC, Series 2010-3A, Class A (a) 3.820% 12/15/48	989,722	1,051,635
AIMCO CLO Ltd., Series 2014-AA, Class A FRN (a) 1.827% 7/20/26	1,000,000	994,999
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	498,095	496,381
ARL First LLC, Series 2012-1A, Class A1 FRN (a) 1.957% 12/15/42	1,196,031	1,204,316
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (a) 1.040% 1/10/17	478,083	478,490
Ascentium Equipment Receivables LLC, Series 2014-1A, Class B (a) 1.580% 10/10/18	700,000	701,208
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	226,687	226,791
BCC Funding X LLC, Series 2015-1, Class A2 (a) 2.224% 10/20/20	1,300,000	1,306,555

	Principal Amount	Value
Birchwood Park CLO Ltd., Series 2014-1A, Class A FRN (a) 1.729% 7/15/26	$1,010,000	$1,003,366
Blue Hill CLO Ltd., Series 2013-1A, Class A FRN (a) 1.769% 1/15/26	2,315,000	2,300,719
BlueMountain CLO Ltd., Series 2015-2A, Class A1 FRN (a) 1.706% 7/18/27	1,475,000	1,464,053
CAN Capital Funding LLC, Series 2014-1A, Class A (a) 3.117% 4/15/20	880,000	884,125
Carlyle Global Market Strategies, Series 2014-4A, Class A1 FRN (a) 1.674% 10/15/26	1,250,000	1,243,429
Carlyle Global Market Strategies, Series 2012-4A, Class A FRN (a) 1.677% 1/20/25	1,410,000	1,404,515
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (a) 1.809% 4/17/25	1,520,000	1,515,001
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	654,832	655,945
Citi Held For Asset Issuance, Series 2015-PM1, Class A (a) 1.850% 12/15/21	310,296	310,199
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	385,000	397,392
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A3 FRN (a) 0.494% 7/25/36	915,913	900,008
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	666,650	672,483
Diamond Resorts Owner Trust, Series 2014-1, Class A (a) 2.540% 5/20/27	371,472	373,920
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	716,908	723,630
Direct Capital Funding V LLC, Series 2013-2, Class A2 (a) 1.730% 8/20/18	392,713	393,077
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	1,613,638	1,667,673
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	791,667	785,128

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Drug Royalty Corp., Inc., Series 2014-1, Class A1 FRN (a) 3.139% 7/15/23	$710,675	$719,540
Drug Royalty Corp., Inc., Series 2012-1, Class A1 FRN (a) 5.539% 7/15/24	303,077	312,197
Eaton Vance CLO, Series 2014-1A, Class A FRN (a) 1.739% 7/15/26	1,275,000	1,266,901
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B (a) 3.020% 2/25/27	753,236	751,116
Element Rail Leasing I LLC, Series 2014-1A, Class A1 (a) 2.299% 4/19/44	550,817	548,085
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (a) 2.707% 2/19/45	278,010	278,649
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	310,000	316,259
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.839% 5/25/35	274,033	273,303
FNA Trust, Series 2014-1A, Class A (a) 1.296% 12/10/22	1,353,822	1,350,225
FRS I LLC, Series 2013-1A, Class A1 (a) 1.800% 4/15/43	260,998	261,314
Galaxy XX CLO Ltd., Series 2015-20A, Class A FRN (a) 1.731% 7/20/27	1,475,000	1,469,721
Global Container Assets Ltd., Series 2015-1A, Class A1 (a) 2.100% 2/05/30	512,500	509,451
Global Container Assets Ltd., Series 2013-1A, Class A1 (a) 2.200% 11/05/28	524,789	526,077
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	378,038	378,034
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (a) 1.445% 4/25/25	1,505,000	1,482,577
Hercules Capital Funding Trust, Series 2014-1A, Class A (a) 3.524% 4/16/21	420,000	420,525
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.447% 6/02/17	575,000	578,896
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	824,717	820,753

	Principal Amount	Value
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	$661,688	$668,223
Horizon Funding Trust, Series 2013-1A, Class A (a) 3.000% 5/15/18	154,413	154,992
Icon Brand Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	440,460	446,776
Icon Brand Holdings LLC, Series 2013-1A, Class A (a) 4.352% 1/25/43	472,686	480,542
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (a) 1.737% 1/18/26	790,000	782,275
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A FRN (a) 0.530% 5/01/22	1,084,219	1,076,069
LCM Ltd., Series 10AR, Class AR FRN (a) 1.549% 4/15/22	1,297,297	1,293,421
LCM Ltd., Series 16A, Class A FRN (a) 1.789% 7/15/26	1,250,000	1,244,435
LCM XI LP, Series 11A, Class A FRN (a) 1.587% 4/19/22	3,660,000	3,636,550
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (a) 1.787% 7/20/26	1,250,000	1,244,919
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2 FRN (a) 1.737% 7/20/26	930,000	924,311
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	578,760	581,191
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.139% 4/25/35	1,007,591	998,802
MVW Owner Trust, Series 2013-1A, Class A (a) 2.150% 4/22/30	609,802	611,828
MVW Owner Trust, Series 2014-2, Class A (a) 2.250% 9/22/31	1,101,334	1,104,538
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	308,249	308,355
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 (a) 2.120% 11/15/18	750,000	751,613

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
New York City Tax Lien, Series 2014-A, Class A (a) 1.030% 11/10/27	$177,871	$177,781
Ocwen Master Advance Receivables Trust, Series 15-1, Class AT1 (a) 2.537% 9/17/46	400,000	400,000
OnDeck Asset Securitization Trust, Series 2014-1A, Class A (a) 3.150% 5/17/18	500,000	500,667
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	223,010	227,315
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	320,000	322,416
RAAC, Series 2006-RP2, Class A FRN (a) 0.449% 2/25/37	585,427	575,876
Race Point VIII CLO Ltd., Series 2012-7A, Class A FRN (a) 1.731% 11/08/24	550,000	546,875
SBA Tower Trust, Series 2014-1A, Class C STEP (a) 2.898% 10/15/44	850,000	852,712
Sierra Receivables Funding Co. LLC, Series 2014-2A, Class A (a) 2.050% 6/20/31	521,382	520,974
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A (a) 2.280% 11/20/25	460,287	461,749
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	132,433	133,933
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class A (a) 3.370% 7/20/28	91,711	92,945
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	1,086,700	1,142,393
SpringCastle America Funding LLC, Series 2014-AA, Class A (a) 2.700% 5/25/23	936,578	937,749
Springleaf Funding Trust, Series 2013-AA, Class A (a) 2.580% 9/15/21	234,049	234,195
Store Master Funding I LLC, Series 2015-1A, Class A1 (a) 3.750% 4/20/45	199,583	201,235
SVO VOI Mortgage LLC, Series 2010-AA, Class A (a) 3.650% 7/20/27	129,248	129,738

	Principal Amount	Value
Symphony CLO XV Ltd., Series 2014-15A, Class A FRN (a) 1.739% 10/17/26	$1,050,000	$1,043,645
TAL Advantage LLC, Series 2006-1A FRN (a) 0.406% 4/20/21	2,006,667	2,004,707
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	659,677	656,333
Trade MAPS 1 Ltd., Series 2013-1A, Class A FRN (a) 0.903% 12/10/18	1,275,000	1,275,412
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.527% 7/15/41	600,059	621,061
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	561,757	596,193
Welk Resorts LLC, Series 2015-AA, Class A (a) 2.790% 6/16/31	507,573	511,913
Wendys Funding LLC, Series 2015-1A, Class A2I (a) 3.371% 6/15/45	1,250,000	1,264,062
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	786,829	784,245

		69,042,893

Student Loans ABS — 4.1%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.459% 8/25/26	12,830	12,817
Access Group, Inc., Series 2004-A, Class A2 FRN 0.555% 4/25/29	391,353	388,869
Access Group, Inc., Series 2015-1, Class A FRN (a) 0.894% 7/25/56	1,343,349	1,303,486
Access Group, Inc., Series 2003-A, Class A3 FRN 1.231% 7/01/38	777,139	700,350
Access Group, Inc., Series 2015-1, Class B FRN (a) 1.694% 7/25/58	430,000	363,073
CIT Education Loan Trust, Series 2005-1, Class A3 FRN 0.457% 3/15/26	395,234	391,418
College Loan Corp Trust I, Series 2005-2, Class B FRN 0.779% 1/15/37	978,872	844,988
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B (a) 2.500% 1/25/30	512,063	500,353

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320% 4/25/30	$1,243,079	$1,252,962
DRB Prime Student Loan Trust, Series 2015-B, Class A3 (a) 2.540% 4/27/26	800,000	799,911
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.704% 6/15/43	450,000	443,565
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.716% 6/15/43	1,050,000	1,047,883
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.846% 6/15/43	100,000	93,258
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.429% 8/25/25	92,088	91,997
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1 FRN 0.938% 12/01/31	888,113	883,451
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.595% 10/28/41	203,907	202,865
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.636% 9/27/35	685,000	657,955
National Collegiate Student Loan Trust, Series 2007-1, Class A2 FRN 0.324% 11/27/28	472,673	469,572
National Collegiate Student Loan Trust, Series 2006-3, Class A3 FRN 0.344% 10/25/27	866,967	858,979
National Collegiate Student Loan Trust, Series 2005-1, Class A4 FRN 0.434% 11/27/28	736,502	723,543
National Collegiate Student Loan Trust, Series 2004-1, Class A2 FRN 0.586% 6/25/27	1,000,916	996,323
Navient Private Education Loan Trust, Series 2015-BA, Class A1 FRN (a) 0.807% 5/15/23	926,194	924,984
Navient Private Education Loan Trust, Series 2014-AA, Class A2A (a) 2.740% 2/15/29	930,000	936,894
Nelnet Student Loan Trust, Series 2015-3A, Class B FRN (a) 1.694% 7/27/50	395,000	333,143
North Carolina State Education Assistance Authority, Series 2011-1, Class A2 FRN 1.181% 1/26/26	491,624	491,376

	Principal Amount	Value
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.459% 7/15/36	$288,524	$286,560
SLM Student Loan Trust, Series 2006-1, Class A5 FRN 0.405% 7/26/21	600,000	578,282
SLM Student Loan Trust, Series 2007-5, Class A6 FRN 0.405% 1/26/43	480,000	416,715
SLM Student Loan Trust, Series 2006-10, Class B FRN 0.515% 3/25/44	493,399	400,455
SLM Student Loan Trust, Series 2003-14, Class A6 FRN 0.595% 7/25/25	520,000	498,436
SLM Student Loan Trust, Series 2005-8, Class B FRN 0.605% 1/25/40	777,155	656,558
SLM Student Loan Trust, Series 2004-10, Class B FRN 0.665% 1/25/40	727,374	615,970
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.987% 12/15/38	631,227	549,524
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.607% 8/15/25	200,867	201,758
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.670% 6/17/30	100,000	99,081
Social Professional Loan Program LLC, Series 2014-B, Class A1 FRN (a) 1.444% 8/25/32	972,289	971,946
Social Professional Loan Program LLC, Series 2014-A, Class A2 (a) 3.020% 10/25/27	392,974	402,113

		21,391,413

WL Collateral CMO — 0.8%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.803% 8/25/34	111,769	107,262
Connecticut Avenue Securities, Series 2015-C02, Class 1M1 FRN 1.344% 5/25/25	1,031,985	1,030,080
Connecticut Avenue Securities, Series 2015-C03, Class 1M1 1.694% 7/25/25	1,359,007	1,360,331
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.616% 2/25/34	26,482	25,724
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.028% 9/25/33	9,425	8,801

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GS Mortgage Securities Corp., Series 2014-4R, Class AS FRN (a) 0.379% 1/26/34	$706,191	$680,384
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.718% 8/25/34	24,057	22,917
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.421% 8/25/34	91,865	75,993
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.444% 8/25/36	88,755	87,355
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2 FRN 2.435% 2/25/34	215,673	216,607
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.605% 2/25/34	11,643	11,024
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.661% 7/25/33	6,388	6,257
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	318	322
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.566% 3/25/34	55,140	55,209
Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1 1.094% 10/25/27	538,939	536,498
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.599% 4/25/44	129,213	125,717

		4,350,481

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.444% 11/25/37	171,174	170,004
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.781% 6/25/32	35,018	33,544

		203,548

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $163,109,235)		162,444,956

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 7.3%
Collateralized Mortgage Obligations — 6.7%
Federal Home Loan Mortgage Corp. Series 4291, Class K 3.000% 5/15/38	$2,659,132	$2,760,083
Series 4447, Class PA 3.000% 12/15/44	679,907	714,219
Series 3990, Class VA 3.500% 1/15/25	1,638,853	1,763,956
Series 4213, Class VE 3.500% 6/15/26	1,543,698	1,658,283
Series 4290, Class CA 3.500% 12/15/38	3,657,277	3,870,053
Series 4443, Class BA 3.500% 4/15/41	911,964	963,104
Series 2626, Class A 4.000% 6/15/33	1,044,087	1,116,781
Series 4328, Class DA 4.000% 1/15/36	2,997,399	3,205,240
Series 4325, Class MA 4.000% 9/15/39	3,462,425	3,694,101
Series 4336, Class MA 4.000% 1/15/40	5,537,725	5,918,106
Series 4323, Class CA 4.000% 3/15/40	1,590,421	1,713,234
Federal National Mortgage Association Series 2015-20, Class EV 3.500% 7/25/26	1,733,741	1,866,706
Series 2014-14, Class A 3.500% 2/25/37	1,904,948	2,001,716
Series 2014-48, Class AB 4.000% 10/25/40	1,699,491	1,818,287
Series 2013-112, Class HQ 4.000% 11/25/43	709,937	757,856
Government National Mortgage Association, Series 2014-131, Class BW FRN 3.860% 5/20/41	1,140,772	1,178,225

		34,999,950

Pass-Through Securities — 0.6%
Federal Home Loan Mortgage Corp. Pool #1Q0239 FRN 2.438% 3/01/37	808,622	864,922
Federal National Mortgage Association Pool #775539 2.330% 5/01/34 FRN	138,029	147,063
Pool #725692 2.362% 10/01/33 FRN	152,481	161,925
Pool #888586 2.411% 10/01/34 FRN	303,282	322,917

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #684154 5.500% 2/01/18	$6,729	$7,012
Pool #702331 5.500% 5/01/18	112,505	117,656
Pool #725796 5.500% 9/01/19	597,351	633,058
Pool #844564 5.500% 12/01/20	120,078	128,725
Government National Mortgage Association Pool #507545 7.500% 8/15/29	32,523	39,435
Government National Mortgage Association II Pool #82488 1.750% 3/20/40 FRN	378,828	393,787
Pool #82462 2.500% 1/20/40 FRN	297,581	308,973

		3,125,473

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $37,948,142)		38,125,423

U.S. TREASURY OBLIGATIONS — 18.9%
U.S. Treasury Bonds & Notes — 18.9%
U.S. Treasury Note (d) 0.875% 11/15/17	44,050,000	44,204,862
U.S. Treasury Note 0.875% 7/15/18	5,700,000	5,699,499
U.S. Treasury Note 1.000% 12/15/17	46,020,000	46,308,076
U.S. Treasury Note 1.500% 11/30/19	2,000,000	2,021,270

		98,233,707

TOTAL U.S. TREASURY OBLIGATIONS (Cost $99,335,415)		98,233,707

TOTAL BONDS & NOTES (Cost $511,624,531)		509,897,392

TOTAL LONG-TERM INVESTMENTS (Cost $514,758,342)		512,370,327

SHORT-TERM INVESTMENTS — 3.6%
Commercial Paper — 3.6%
Diamond Offshore Drilling, Inc. (a) 0.400% 10/01/15	7,200,000	7,200,000

	Principal Amount	Value
EnCana Corp. (a) 0.550% 10/05/15	$5,000,000	$4,999,694
Hyundai Capital America (a) 0.400% 10/02/15	6,500,000	6,499,928

		18,699,622

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	16,314	16,314

TOTAL SHORT-TERM INVESTMENTS (Cost $18,715,936)		18,715,936

TOTAL INVESTMENTS — 102.2% (Cost $533,474,278) (e)		531,086,263

Other Assets/(Liabilities) — (2.2)%		(11,641,916)

NET ASSETS — 100.0%		$519,444,347

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $170,756,046 or 32.87% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	Restricted security. Certain securities are restricted as to resale. At September 30, 2015, these securities amounted to a value of $612,365 or 0.12% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	85.9%
Cayman Islands	6.2%
Ireland	1.1%
Australia	0.8%
Luxembourg	0.7%
Austria	0.6%
Italy	0.5%
United Kingdom	0.5%
Sweden	0.5%
France	0.5%
Netherlands	0.3%
Canada	0.3%
Bermuda	0.3%
United States Virgin Islands	0.2%
Brazil	0.1%
Spain	0.1%
Mexico	0.0%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments

September 30, 2015

	Principal Amount	Value
BONDS & NOTES — 148.7%

CORPORATE DEBT — 4.7%
Auto Manufacturers — 0.3%
Nissan Motor Acceptance Corp. FRN (a) 0.884% 3/03/17	$1,100,000	$1,096,629

Banks — 0.9%
Deutsche Bank AG FRN 0.924% 2/13/17	1,750,000	1,752,416
First Horizon National Corp. 5.375% 12/15/15	390,000	393,354
The Huntington National Bank FRN 0.718% 4/24/17	765,000	759,968

		2,905,738

Computers — 0.6%
Hewlett-Packard Co. (a) 1.000% 10/05/18	1,300,000	1,300,000
Hewlett-Packard Co. 2.650% 6/01/16	700,000	707,788

		2,007,788

Diversified Financial — 1.6%
Ally Financial, Inc. 3.600% 5/21/18	1,295,000	1,280,431
The Goldman Sachs Group, Inc. FRN 0.958% 6/04/17	1,625,000	1,623,136
The Goldman Sachs Group, Inc. FRN 1.137% 12/15/17	2,250,000	2,253,036

		5,156,603

Holding Company – Diversified — 0.3%
MUFG Americas Holdings Corp. FRN 0.881% 2/09/18	870,000	870,945

Pharmaceuticals — 0.7%
Actavis Funding SCS FRN 1.199% 9/01/16	1,250,000	1,248,095
Actavis Funding SCS FRN 1.416% 3/12/18	1,250,000	1,245,374

		2,493,469

Real Estate Investment Trusts (REITS) — 0.3%
DDR Corp. 9.625% 3/15/16	945,000	978,382

TOTAL CORPORATE DEBT (Cost $15,746,191)		15,509,554

MUNICIPAL OBLIGATIONS — 0.3%
Access to Loans for Learning Student Loan Corp., Series 2004-IV, Class Note FRN 0.495% 4/25/24	679,634	673,510

	Principal Amount	Value
Louisiana State Public Facilities Authority FRN 1.195% 4/26/27	$226,981	$228,570

		902,080

TOTAL MUNICIPAL OBLIGATIONS (Cost $894,721)		902,080

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 46.7%
Auto Floor Plan ABS — 0.7%
Ally Master Owner Trust, Series 2015-2, Class A1 FRN 0.777% 1/15/21	900,000	899,114
Navistar Financial Dealer Note Master Trust, Series 2014-1, Class A (a) 0.944% 10/25/19	1,300,000	1,294,743
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A FRN (a) 1.716% 10/20/20	250,000	250,000

		2,443,857

Automobile ABS — 16.2%
American Credit Acceptance Receivables Trust, Series 2014-2, Class A (a) 0.990% 10/10/17	37,784	37,782
American Credit Acceptance Receivables Trust, Series 2014-3, Class A (a) 0.990% 8/10/18	209,067	209,029
American Credit Acceptance Receivables Trust, Series 2014-1, Class A (a) 1.140% 3/12/18	31,142	31,142
American Credit Acceptance Receivables Trust, Series 2014-4, Class A (a) 1.330% 7/10/18	485,674	485,205
American Credit Acceptance Receivables Trust, Series 2013-1, Class A (a) 1.450% 4/16/18	57,589	57,621
American Credit Acceptance Receivables Trust, Series 2015-3, Class A (a) (b) 1.500% 9/12/19	1,900,000	1,899,872
American Credit Acceptance Receivables Trust, Series 2015-2, Class A (a) 1.570% 6/12/19	695,900	695,746
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A2B FRN 0.524% 4/09/18	870,877	870,353
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class A2 0.570% 7/10/17	16,979	16,979
Avis Budget Rental Car Funding LLC, Series 2010-5A, Class A (a) 3.150% 3/20/17	650,000	653,499

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bank of The West Auto Trust, Series 2014-1, Class A4 (a) 1.650% 3/16/20	$420,000	$423,438
California Republic Auto Receivables Trust, Series 2013-2, Class A2 1.230% 3/15/19	261,091	261,698
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (a) 1.410% 9/17/18	711,378	711,789
Capital Auto Receivables Asset Trust, Series 2014-3, Class A1 FRN 0.536% 2/21/17	732,628	732,119
CarNow Auto Receivables Trust, Series 2014-1A, Class A (a) 0.960% 1/17/17	214,556	214,519
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	262,273	261,543
CFC LLC, Series 2014-1A, Class A (a) 1.460% 12/17/18	154,583	154,516
CFC LLC, Series 2013-2A, Class A (a) 1.750% 11/15/17	68,886	68,930
CFC LLC, Series 2015-1A, Class A (a) 1.750% 6/15/21	522,081	521,986
Chesapeake Funding LLC, Series 2012-2A, Class A FRN (a) 0.649% 5/07/24	198,705	198,674
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.949% 11/07/23	43,588	43,592
Chesapeake Funding LLC, Series 2015-1A, Class B FRN (a) 1.149% 2/07/27	260,000	259,685
CPS Auto Trust, Series 2014-B, Class A (a) 1.110% 11/15/18	416,211	415,659
CPS Auto Trust, Series 2014-A, Class A (a) 1.210% 8/15/18	153,506	153,433
CPS Auto Trust, Series 2014-C, Class A (a) 1.310% 2/15/19	433,203	433,023
CPS Auto Trust, Series 2013-A, Class A (a) 1.310% 6/15/20	352,892	351,807
CPS Auto Trust, Series 2012-D, Class A (a) 1.480% 3/16/20	181,466	182,001
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	642,233	642,217
CPS Auto Trust, Series 2015-A, Class A (a) 1.530% 7/15/19	410,101	409,913
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	312,905	313,313
CPS Auto Trust, Series 2013-C, Class A (a) 1.640% 4/16/18	220,683	220,941
CPS Auto Trust, Series 2015-B, Class A (a) 1.650% 11/15/19	729,817	729,851

	Principal Amount	Value
CPS Auto Trust, Series 2015-C, Class A (a) 1.770% 6/17/19	$600,000	$599,777
CPS Auto Trust, Series 2012-C, Class A (a) 1.820% 12/16/19	187,056	187,786
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	412,930	414,407
CPS Auto Trust, Series 2015-C, Class B (a) 2.550% 2/18/20	450,000	451,058
CPS Auto Trust, Series 2012-A, Class A (a) 2.780% 6/17/19	114,134	114,906
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	151,791	152,283
Credit Acceptance Auto Loan Trust, Series 2013-1A, Class A (a) 1.210% 10/15/20	441,162	441,422
Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A (a) 1.500% 4/15/21	250,000	250,523
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A (a) 1.880% 3/15/22	680,000	679,817
Drive Auto Receivables Trust, Series 2015-BA, Class A1 (a) 0.460% 6/15/16	72,550	72,550
Drive Auto Receivables Trust, Series 2015-BA, Class A2B FRN (a) 0.807% 12/15/17	1,100,000	1,100,000
Drive Auto Receivables Trust, Series 2015-AA, Class A2 (a) 1.010% 11/15/17	769,467	769,551
Drive Auto Receivables Trust, Series 2015-CA, Class A2A (a) 1.030% 2/15/18	1,230,000	1,229,882
Drive Auto Receivables Trust, Series 2015-BA, Class A3 (a) 1.300% 6/15/18	350,000	350,117
Drive Auto Receivables Trust, Series 2015-AA, Class A3 (a) 1.430% 7/16/18	560,000	560,774
Drive Auto Receivables Trust Drive, Series 2015-DA, Class L1 (a) 0.520% 10/17/16	2,900,000	2,900,000
Drive Auto Receivables Trust Drive, Series 2015-DA, Class A2B (a) 1.066% 6/15/18	1,200,000	1,200,000
DT Auto Owner Trust, Series 2014-3A, Class A (a) 0.980% 4/16/18	182,738	182,679

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DT Auto Owner Trust, Series 2015-1A, Class A (a) 1.060% 9/17/18	$1,267,153	$1,266,996
DT Auto Owner Trust, Series 2015-2A, Class A (a) 1.240% 9/17/18	2,053,955	2,053,953
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 (a) 0.870% 9/20/19	382,302	381,994
Exeter Automobile Receivables Trust, Series 2014-2A, Class A (a) 1.060% 8/15/18	190,236	189,940
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (a) 1.290% 10/16/17	8,530	8,531
Exeter Automobile Receivables Trust, Series 2014-1A, Class A (a) 1.290% 5/15/18	143,399	143,547
Exeter Automobile Receivables Trust, Series 2014-3A, Class A (a) 1.320% 1/15/19	197,574	197,418
Exeter Automobile Receivables Trust, Series 2013-2A, Class A (a) 1.490% 11/15/17	42,970	42,988
Exeter Automobile Receivables Trust, Series 2015-2A, Class A (a) 1.540% 11/15/19	431,230	431,077
Exeter Automobile Receivables Trust, Series 2015-1A, Class A (a) 1.600% 6/17/19	443,995	443,838
Exeter Automobile Receivables Trust, Series 2012-2A, Class B (a) 2.220% 12/15/17	477,457	478,690
Exeter Automobile Receivables Trust, Series 2013-2A, Class B (a) 3.090% 7/16/18	1,000,000	1,004,918
First Investors Auto Owner Trust, Series 2015-1A, Class A1 (a) 0.500% 4/15/16	2,156	2,156
First Investors Auto Owner Trust, Series 2013-1A, Class A2 (a) 0.900% 10/15/18	184,081	184,157
First Investors Auto Owner Trust, Series 2014-3A, Class A2 (a) 1.060% 11/15/18	626,547	626,953
First Investors Auto Owner Trust, Series 2015-1A, Class A2 (a) 1.210% 4/15/19	800,000	799,712
First Investors Auto Owner Trust, Series 2013-2A, Class A2 (a) 1.230% 3/15/19	181,597	181,806
First Investors Auto Owner Trust, Series 2015-2A, Class A1 (a) 1.590% 12/16/19	777,231	777,495

	Principal Amount	Value
Flagship Credit Auto Trust, Series 2014-1, Class A (a) 1.210% 4/15/19	$293,140	$292,890
Flagship Credit Auto Trust, Series 2014-2, Class A (a) 1.430% 12/16/19	317,515	317,410
Flagship Credit Auto Trust, Series 2015-1, Class A (a) 1.630% 6/15/20	596,675	596,524
Flagship Credit Auto Trust, Series 2013-2, Class A (a) 1.940% 1/15/19	235,330	235,990
Flagship Credit Auto Trust, Series 2015-2, Class A (a) 1.980% 10/15/20	1,165,934	1,165,640
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	879,017	879,405
GO Financial Auto Securitization Trust, Series 2015-1, Class A (a) 1.810% 3/15/18	684,627	684,277
Oscar US Funding Trust, Series 2014-1A, Class A2 (a) 1.000% 8/15/17	535,384	535,847
Oscar US Funding Trust II, Series 2015-1A, Class A1 (a) 0.480% 3/15/16	418,616	418,404
Oscar US Funding Trust III, Series 2015-2A, Class A1 (a) 0.600% 10/17/16	2,540,000	2,540,000
Prestige Auto Receivables Trust, Series 2014-1A, Class A2 (a) 0.970% 3/15/18	121,398	121,418
Santander Drive Auto Receivables Trust, Series 2015-4, Class A1 0.500% 9/15/16	1,075,666	1,076,009
Santander Drive Auto Receivables Trust, Series 2014-4, Class A2B FRN 0.527% 1/16/18	269,998	269,977
Santander Drive Auto Receivables Trust, Series 2014-5, Class A2B FRN 0.607% 4/16/18	514,821	514,821
Santander Drive Auto Receivables Trust, Series 2015-1, Class A2B FRN 0.657% 7/16/18	1,042,067	1,042,067
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B FRN 0.907% 12/17/18	1,100,000	1,100,000
Santander Drive Auto Receivables Trust, Series 2013-A, Class A3 (a) 1.020% 1/16/18	423,928	424,120
Santander Drive Auto Receivables Trust, Series 2013-2, Class B 1.330% 3/15/18	440,448	440,828

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2013-5, Class B 1.550% 10/15/18	$1,405,000	$1,408,785
Santander Drive Auto Receivables Trust, Series 2015-S2, Class R1 (a) 1.840% 11/18/19	197,845	197,845
Santander Drive Auto Receivables Trust, Series 2012-4, Class C 2.940% 12/15/17	282,833	284,709
Tidewater Auto Receivables Trust, Series 2014-AA, Class A2 (a) 0.960% 7/15/17	42,079	42,080
United Auto Credit Securitization Trust, Series 2015-1, Class A (a) 1.160% 2/15/17	766,067	766,187
Westlake Automobile Receivables Trust, Series 2015-2A, Class A1 (a) 0.600% 7/15/16	2,153,553	2,153,986
Westlake Automobile Receivables Trust, Series 2014-1A, Class A2 (a) 0.700% 5/15/17	99,350	99,376
Westlake Automobile Receivables Trust, Series 2014-2A, Class A2 (a) 0.970% 10/16/17	209,516	209,514
Westlake Automobile Receivables Trust, Series 2015-1A, Class A2 (a) 1.170% 3/15/18	886,647	886,160
Westlake Automobile Receivables Trust, Series 2015-2A, Class A2A (a) 1.280% 7/16/18	560,000	560,147

		52,799,992

Commercial MBS — 2.5%
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4 VRN 5.734% 6/10/49	279,807	291,751
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4 VRN 5.315% 9/10/47	221,430	221,265
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AM VRN 5.315% 9/10/47	610,000	611,252
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4 VRN 5.795% 4/12/38	294,416	297,472
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class AM VRN 5.795% 4/12/38	500,000	506,895

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A FRN (a) 1.007% 3/15/29	$520,000	$516,237
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	268,838	268,838
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	359,538	361,180
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM VRN 6.014% 7/10/38	740,000	759,322
GS Mortgage Securities Trust, Series 2011-GC3, Class A2 (a) 3.645% 3/10/44	292,524	292,827
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM VRN 6.100% 4/15/45	660,000	676,086
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ VRN 5.508% 2/12/44	350,000	360,603
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	813,435	805,473
VFC LLC, Series 2014-2, Class A (Acquired 7/9/14, Cost $300,000) (a) (c) 2.750% 7/20/30	104,177	104,194
VFC LLC, Series 2015-3, Class A, (Acquired 3/25/15, Cost $399,250) (a) (c) 2.750% 12/20/31	237,898	237,633
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	1,800,000	1,806,860
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	191,926	191,926

		8,309,814

Home Equity ABS — 0.6%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.464% 8/25/35	92,803	92,276
ACE Securities Corp., Series 2005-HE5, Class M2 FRN 0.929% 8/25/35	335,839	333,290
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.869% 2/25/35	24,050	24,030

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.654% 9/25/34	$51,162	$50,036
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.614% 5/25/36	251,720	247,645
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.974% 12/25/32	25,668	25,618
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.019% 6/25/35	401,306	394,942
Mastr Asset Backed Securities Trust, Series 2005-WMC1, Class M2 FRN 0.869% 3/25/35	93,721	93,399
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.929% 6/28/35	363,778	359,811
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1 FRN 0.644% 8/25/35	100,216	100,170
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.574% 8/25/35	80,419	79,973

		1,801,190

Other ABS — 15.0%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1 FRN (a) 0.407% 3/15/41	729,136	714,035
321 Henderson Receivables I LLC, Series 2006-2A, Class A1 FRN (a) 0.407% 6/15/41	2,300,733	2,232,926
321 Henderson Receivables LLC, Series 2006-3A, Class A1 FRN (a) 0.407% 9/15/41	306,564	297,997
321 Henderson Receivables LLC, Series 2006-4A, Class A1 FRN (a) 0.407% 12/15/41	606,691	594,695
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	1,808,559	1,802,337
Apidos CLO XXII, Series 2015-22A, Class X (a) (b) 1.335% 10/20/27	750,000	750,000
ARL First LLC, Series 2012-1A, Class A1 FRN (a) 1.957% 12/15/42	1,115,123	1,122,848
Ascentium Equipment Receivables LLC, Series 2015-1A, Class A1 (a) 0.480% 3/10/16	229,643	229,645
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (a) 1.040% 1/10/17	232,751	232,949

	Principal Amount	Value
Ascentium Equipment Receivables LLC, Series 2015-1A, Class A2 (a) 1.150% 7/10/17	$1,310,000	$1,311,163
Ascentium Equipment Receivables LLC, Series 2014-1A, Class B (a) 1.580% 10/10/18	340,000	340,587
Avery Point VI CLO Ltd., Series 2015-6A, Class X FRN (a) 1.380% 8/05/27	860,000	859,973
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	396,702	396,884
BCC Funding X LLC, Series 2015-1, Class A1 (a) 0.800% 6/20/16	1,421,302	1,421,308
BCC Funding X LLC, Series 2015-1, Class A2 (a) 2.224% 10/20/20	800,000	804,034
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	1,309,664	1,311,891
CCG Receivables Trust, Series 2015-1, Class A1 (a) 0.550% 9/14/16	2,100,000	2,100,176
CCG Receivables Truste, Series 2013-1, Class A2 (a) 1.050% 8/14/20	83,490	83,527
CIT Equipment Collateral, Series 2014-VT1, Class A2 (a) 0.860% 5/22/17	1,400,000	1,400,297
Citi Held For Asset Issuance, Series 2015-PM1, Class A (a) 1.850% 12/15/21	198,244	198,182
ColumbusNova CLO Ltd., Series 2006-1A, Class A FRN (a) 0.547% 7/18/18	584,301	583,243
Consumer Credit Origination Loan Trust, Series 2015-1, Class A (a) 2.820% 3/15/21	161,800	162,811
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	398,000	401,483
Diamond Resorts Owner Trust, Series 2013-1, Class A (a) 1.950% 1/20/25	1,046,761	1,049,658
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	418,485	421,103
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	244,798	247,093
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	1,275,450	1,318,161

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	$395,833	$392,564
Drug Royalty Corp., Inc., Series 2014-1, Class A1 FRN (a) 3.139% 7/15/23	606,673	614,241
Dryden Senior Loan Fund, Series 2015-38A, Class X FRN (a) 1.267% 7/15/27	430,000	429,996
Dryden XI-Leveraged Loan CDO, Series 2006-11A, Class A1 FRN (a) 0.536% 4/12/20	309,702	307,288
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B (a) 3.020% 2/25/27	424,551	423,356
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.839% 5/25/35	150,875	150,473
FNA Trust, Series 2014-1A, Class A (a) 1.296% 12/10/22	828,870	826,668
Global Container Assets Ltd., Series 2015-1A, Class A1 (a) 2.100% 2/05/30	341,667	339,634
Global Container Assets Ltd., Series 2013-1A, Class A1 (a) 2.200% 11/05/28	691,487	693,183
Global Container Assets Ltd., Series 2013-1A, Class A2 (a) 3.300% 11/05/28	750,000	760,165
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	347,795	347,791
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.447% 6/02/17	375,000	377,541
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	506,405	503,971
Icon Brand Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	267,569	271,406
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A FRN (a) 0.530% 5/01/22	464,665	461,172
Leaf Receivables Funding 10 LLC, Series 2015-1, Class A1 (a) 0.500% 5/16/16	1,404,818	1,404,820
Macquarie Equipment Funding Trust, Series 2014-A, Class A2 (a) 0.800% 11/21/16	572,715	572,919
Macquarie Equipment Funding Trust, Series 2012-A, Class B (a) 1.740% 10/22/18	800,000	803,016

	Principal Amount	Value
Madison Park Funding XVIII Ltd., Series 2015-18A, Class X FRN (a) 1.311% 10/21/26	$430,000	$429,998
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	748,254	751,397
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.139% 4/25/35	552,276	547,458
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	184,949	185,013
Navitas Equipment Receivables LLC, Series 2015-1, Class A1 (a) 0.550% 4/15/16	807,759	807,671
Navitas Equipment Receivables LLC, Series 2013-1, Class A (a) 1.950% 11/15/16	211,676	211,731
New York City Tax Lien, Series 2014-A, Class A (a) 1.030% 11/10/27	97,829	97,780
Ocwen Master Advance Receivables Trust, Series 15-1, Class AT1 (a) 2.537% 9/17/46	230,000	230,000
OneMain Financial Issuance Trust, Series 2014-1A, Class A (a) 2.430% 6/18/24	260,000	260,304
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	180,000	181,359
PFS Financing Corp., Series 2013-AA, Class A FRN (a) 0.757% 2/15/18	2,100,000	2,099,523
PFS Financing Corp., Series 2014-AA, Class A FRN (a) 0.807% 2/15/19	1,490,000	1,484,799
PFS Financing Corp., Series 2014-BA, Class A FRN (a) 0.807% 10/15/19	1,000,000	993,995
RAAC, Series 2006-RP2, Class A FRN (a) 0.449% 2/25/37	300,031	295,137
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	715,138	723,237
Sierra Receivables Funding Co. LLC, Series 2011-2A, Class A (a) 3.260% 5/20/28	259,108	260,872
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A (a) 1.590% 11/20/29	167,824	167,066

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class B (a) 3.020% 6/20/32	$316,763	$318,265
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	440,114	462,669
Springleaf Funding Trust, Series 2013-AA, Class A (a) 2.580% 9/15/21	117,024	117,097
Structured Asset Securities Corp, Series 2006-OPT1, Class A4 FRN 0.354% 4/25/36	181,792	181,547
SVO VOI Mortgage LLC, Series 2012-AA, Class A (a) 2.000% 9/20/29	613,181	614,088
TAL Advantage LLC, Series 2006-1A FRN (a) 0.406% 4/20/21	1,248,334	1,247,114
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	329,839	328,166
Trade MAPS 1 Ltd., Series 2013-1A, Class A FRN (a) 0.903% 12/10/18	1,620,000	1,620,523
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.527% 7/15/41	357,482	369,994
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	408,551	433,595
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	429,179	427,770
Westgate Resorts LLC, Series 2015-1A, Class A (a) 2.750% 5/20/27	556,536	558,281
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	405,001	405,401

		48,881,060

Student Loans ABS — 11.1%
Academic Loan Funding Trust, Series 2013-1A, Class A FRN (a) 0.994% 12/26/44	2,559,733	2,544,365
Access Group, Inc., Series 2006-1, Class A2 FRN 0.439% 8/25/23	578,432	573,200
Access Group, Inc., Series 2007-A, Class A2 FRN 0.459% 8/25/26	8,103	8,095
Access Group, Inc., Series 2005-2, Class A3 FRN 0.509% 11/22/24	377,897	374,537

	Principal Amount	Value
Access Group, Inc., Series 2005-B, Class A2 FRN 0.525% 7/25/22	$97,374	$97,191
Access Group, Inc., Series 2004-A, Class A2 FRN 0.555% 4/25/29	246,174	244,611
Access Group, Inc., Series 2003-A, Class A3 FRN 1.231% 7/01/38	222,040	200,100
CIT Education Loan Trust, Series 2005-1, Class A3 FRN 0.457% 3/15/26	1,487,773	1,473,408
College Loan Corp Trust I, Series 2005-2, Class B FRN 0.779% 1/15/37	626,478	540,792
College Loan Corp. Trust, Series 2005-1, Class A4 FRN 0.445% 4/25/27	2,375,000	2,356,604
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3 FRN 0.536% 9/28/26	434,579	431,405
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320% 4/25/30	353,800	356,612
DRB Prime Student Loan Trust, Series 2015-B, Class A3 (a) 2.540% 4/27/26	460,000	459,949
Edsouth Indenture No 9 LLC, Series 2015-1, Class A FRN (a) 0.994% 10/25/56	748,290	733,217
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.694% 6/15/43	650,000	635,073
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.704% 6/15/43	350,000	344,995
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.716% 6/15/43	1,150,000	1,147,682
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.846% 6/15/43	150,000	139,887
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.399% 5/25/23	75,708	75,271
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.429% 8/25/25	98,419	98,321
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1 FRN 0.938% 12/01/31	533,813	531,010

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
KeyCorp Student Loan Trust, Series 2006-A, Class 2A3 FRN 0.516% 6/27/29	$279,038	$278,430
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.595% 10/28/41	1,036,641	1,031,345
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.636% 9/27/35	1,500,000	1,440,777
KeyCorp Student Loan Trust, Series 2000-A, Class A2 FRN 0.649% 5/25/29	358,118	337,330
National Collegiate Student Loan Trust, Series 2007-1, Class A2 FRN 0.324% 11/27/28	293,555	291,629
National Collegiate Student Loan Trust, Series 2006-3, Class A3 FRN 0.344% 10/25/27	527,719	522,857
National Collegiate Student Loan Trust, Series 2006-1, Class A3 FRN 0.384% 5/25/26	241,532	241,276
National Collegiate Student Loan Trust, Series 2005-3, Class A3 FRN 0.434% 7/25/28	105,031	104,963
National Collegiate Student Loan Trust, Series 2005-1, Class A4 FRN 0.434% 11/27/28	441,902	434,126
National Collegiate Student Loan Trust, Series 2004-1, Class A2 FRN 0.586% 6/25/27	232,795	231,727
Navient Private Education Loan Trust, Series 2014-AA, Class A1 FRN (a) 0.687% 5/16/22	646,414	645,269
Navient Private Education Loan Trust, Series 2015-AA, Class A1 FRN (a) 0.707% 12/15/21	930,944	927,910
Navient Private Education Loan Trust, Series 2015-BA, Class A1 FRN (a) 0.807% 5/15/23	534,343	533,644
Navient Private Education Loan Trust, Series 2015-AA, Class A2B FRN (a) 1.407% 12/15/28	670,000	669,324
Nelnet Student Loan Trust, Series 2006-3, Class B FRN 0.576% 6/25/41	485,333	429,652
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.994% 4/25/46	105,720	104,972
Nelnet Student Loan Trust, Series 2014-2A, Class B FRN (a) 1.694% 6/25/41	295,000	254,874
Nelnet Student Loan Trust, Series 2008-3, Class A4 FRN 1.979% 11/25/24	1,175,000	1,179,398

	Principal Amount	Value
Pennsylvania Higher Education Assistance Agency, Series 2004-1, Class A2 FRN 0.592% 4/25/44	$450,000	$444,869
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.459% 7/15/36	1,252,196	1,243,669
SLM Student Loan Trust, Series 2007-2, Class A4 FRN 0.355% 7/25/22	400,000	373,117
SLM Student Loan Trust, Series 2006-3, Class A5 FRN 0.395% 1/25/21	380,000	363,462
SLM Student Loan Trust, Series 2006-1, Class A5 FRN 0.405% 7/26/21	370,000	356,607
SLM Student Loan Trust, Series 2007-5, Class A6 FRN 0.405% 1/26/43	460,000	399,352
SLM Student Loan Trust, Series 2005-5, Class A4 0.435% 10/25/28	500,000	465,715
SLM Student Loan Trust, Series 2006-2, Class B FRN 0.515% 1/25/41	467,604	387,841
SLM Student Loan Trust, Series 2003-14, Class A6 FRN 0.595% 7/25/25	300,000	287,559
SLM Student Loan Trust, Series 2005-8, Class B FRN 0.605% 1/25/40	466,293	393,935
SLM Student Loan Trust, Series 2004-10, Class B FRN 0.665% 1/25/40	462,874	391,981
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.795% 10/25/17	20,644	20,639
SLM Student Loan Trust, Series 2014-A, Class A1 FRN (a) 0.807% 7/15/22	834,761	832,348
SLM Student Loan Trust, Series 2012-E, Class A1 FRN (a) 0.957% 10/16/23	160,185	160,092
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.987% 12/15/38	430,382	374,676
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (a) 1.307% 12/15/21	189,865	189,904
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.307% 8/15/23	102,675	102,818

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2005-6, Class A5B FRN 1.495% 7/27/26	$680,217	$683,618
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 1.590% 6/17/30	600,000	589,775
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.607% 8/15/25	143,477	144,113
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.660% 9/15/28	900,000	885,541
SLM Student Loan Trust, Series 2008-5, Class A4 FRN 1.995% 7/25/23	340,000	341,725
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.670% 6/17/30	500,000	495,406
SLM Student Loan Trust, Series 2002-7, Class A11 FRN 2.680% 3/15/28	400,000	396,353
SMB Private Education Loan Trust, Series 2014-A, Class A1 FRN (a) 0.707% 9/15/21	669,984	668,151
Social Professional Loan Program LLC, Series 2015-A, Class A1 FRN (a) 1.394% 3/25/33	425,904	424,832
Social Professional Loan Program LLC, Series 2014-B, Class A1 FRN (a) 1.444% 8/25/32	729,217	728,959
Social Professional Loan Program LLC, Series 2014-A, Class A1 FRN (a) 1.794% 6/25/25	923,309	932,252
South Carolina Student Loan Corp., Series 2005-1, Class A2 FRN 0.444% 12/01/20	68,307	67,526

		36,172,663

WL Collateral CMO — 0.6%
Connecticut Avenue Securities, Series 2015-C02, Class 1M1 FRN 1.344% 5/25/25	699,402	698,111
Connecticut Avenue Securities, Series 2015-C03, Class 1M1 1.694% 7/25/25	830,230	831,038
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-CF1, Class M1 FRN (a) 0.894% 3/25/45	233,167	225,525
Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1 1.094% 10/25/27	346,461	344,892

		2,099,566

	Principal Amount	Value
WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.444% 11/25/37	$84,133	$83,558

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $153,217,609)		152,591,700

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.1%
Pass-Through Securities — 0.1%
Government National Mortgage Association II Pool #82462 FRN 2.500% 1/20/40	198,387	205,982

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $210,601)		205,982

U.S. TREASURY OBLIGATIONS — 96.9%
U.S. Treasury Bonds & Notes — 96.9%
U.S. Treasury Inflation Index 0.125% 4/15/17	7,712,358	7,684,239
U.S. Treasury Inflation Index (d) (e) (f) 0.125% 4/15/18	17,902,163	17,881,414
U.S. Treasury Inflation Index (e) 0.125% 4/15/19	17,732,085	17,671,601
U.S. Treasury Inflation Index (e) 0.125% 4/15/20	14,369,310	14,276,700
U.S. Treasury Inflation Index (e) 0.125% 1/15/22	13,791,944	13,439,781
U.S. Treasury Inflation Index (e) 0.125% 7/15/22	14,098,377	13,747,934
U.S. Treasury Inflation Index (e) 0.125% 1/15/23	14,578,413	14,054,888
U.S. Treasury Inflation Index (e) 0.125% 7/15/24	14,196,896	13,545,472
U.S. Treasury Inflation Index (e) 0.250% 1/15/25	14,257,540	13,665,524
U.S. Treasury Inflation Index (e) 0.375% 7/15/23	14,254,589	14,007,543
U.S. Treasury Inflation Index 0.375% 7/15/25	6,943,953	6,764,118
U.S. Treasury Inflation Index (e) 0.625% 7/15/21	13,463,659	13,652,460
U.S. Treasury Inflation Index (e) 0.625% 1/15/24	14,314,226	14,245,074
U.S. Treasury Inflation Index (e) 0.625% 2/15/43	5,293,953	4,459,329

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (e) 0.750% 2/15/42	$6,833,420	$5,980,486
U.S. Treasury Inflation Index (e) 0.750% 2/15/45	5,645,028	4,895,374
U.S. Treasury Inflation Index (e) 1.125% 1/15/21	12,649,797	13,145,252
U.S. Treasury Inflation Index (e) 1.250% 7/15/20	11,134,604	11,689,308
U.S. Treasury Inflation Index (e) 1.375% 7/15/18	5,334,390	5,546,934
U.S. Treasury Inflation Index (e) 1.375% 1/15/20	7,361,145	7,724,028
U.S. Treasury Inflation Index (e) 1.375% 2/15/44	7,874,560	7,989,702
U.S. Treasury Inflation Index (e) 1.625% 1/15/18	4,556,720	4,717,449
U.S. Treasury Inflation Index (e) 1.750% 1/15/28	5,821,210	6,434,486
U.S. Treasury Inflation Index (e) 1.875% 7/15/19	5,968,625	6,374,229
U.S. Treasury Inflation Index (e) 2.000% 1/15/26	7,346,786	8,242,176
U.S. Treasury Inflation Index (e) 2.125% 1/15/19	4,929,813	5,251,532
U.S. Treasury Inflation Index (e) 2.125% 2/15/40	3,500,187	4,126,028
U.S. Treasury Inflation Index (e) 2.125% 2/15/41	3,678,041	4,360,395
U.S. Treasury Inflation Index (e) 2.375% 1/15/25	9,850,180	11,335,400
U.S. Treasury Inflation Index (e) 2.375% 1/15/27	5,970,354	6,986,633
U.S. Treasury Inflation Index (e) 2.500% 1/15/29	5,124,338	6,147,401
U.S. Treasury Inflation Index (e) 3.375% 4/15/32	2,144,525	2,938,782
U.S. Treasury Inflation Index (e) 3.625% 4/15/28	3,902,803	5,172,128
U.S. Treasury Inflation Index (e) 3.875% 4/15/29	5,806,878	8,005,629

		316,159,429

TOTAL U.S. TREASURY OBLIGATIONS (Cost $319,738,075)		316,159,429

TOTAL BONDS & NOTES (Cost $489,807,197)		485,368,745

	Notional Amount	Value
PURCHASED OPTIONS — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
USD Call CNH Put, Expires 7/27/16, Strike 6.65 (OTC - JP Morgan Chase Bank)	$5,700,000	$110,152
USD Put CNH Call, Expires 5/16/16, Strike 6.65 (OTC - HSBC Bank PLC)	11,000,000	166,376

		276,528

TOTAL PURCHASED OPTIONS (Cost $114,463)		276,528

TOTAL LONG-TERM INVESTMENTS (Cost $489,921,660)		485,645,273

	Principal Amount
SHORT-TERM INVESTMENTS — 31.5%
Commercial Paper — 31.4%
Agrium, Inc. 0.550% 11/16/15	$5,000,000	4,996,486
Ameren Corp. 0.550% 10/21/15	2,200,000	2,199,328
Aon Corp. (a) 0.610% 11/09/15	5,000,000	4,996,696
Campbell Soup Co. (a) 0.700% 10/27/15	5,000,000	4,997,472
Canadian Natural Resources Ltd. (a) 0.550% 10/14/15	5,000,000	4,999,007
Celgene Corp. (a) 0.520% 11/23/15	5,000,000	4,996,172
CenterPoint Energy, Inc. (a) 0.560% 11/03/15	5,000,000	4,997,433
Enbridge (US), Inc. (a) 0.630% 10/06/15	5,000,000	4,999,562
Enterprise Products Operating LP (a) 0.560% 10/05/15	5,000,000	4,999,689
ERAC USA Finance LLC (a) 0.550% 10/19/15	5,200,000	5,198,570
Experian Finance PLC (a) 0.570% 10/19/15	5,000,000	4,998,575
FMC Technologies, Inc. (a) 0.550% 11/09/15	4,500,000	4,497,319
Holcim US Finance SARL & Cie (a) 0.600% 10/01/15	4,300,000	4,300,000
Hyundai Capital America (a) 0.570% 10/13/15	5,000,000	4,999,050
Ingerosoll-Rand (a) 0.580% 10/05/15	5,000,000	4,999,678

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Monsanto Co. (a) 0.600% 11/16/15	$5,000,000	$4,996,167
National Grid USA (a) 0.540% 10/06/15	5,000,000	4,999,625
ONEOK Partners LP (a) 0.630% 10/01/15	1,800,000	1,800,000
ONEOK Partners LP (a) 0.660% 10/01/15	1,000,000	1,000,000
Tate & Lyle International Finance PLC (a) 0.530% 11/03/15	4,000,000	3,998,057
Thomson Reuters Corp. (a) 0.650% 10/07/15	5,000,000	4,999,466
Vodafone Group PLC (a) 0.920% 3/21/16	4,500,000	4,480,220
WPP CP LLC (a) 0.540% 10/16/15	5,000,000	4,998,875

		102,447,447

Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (g)	368,396	368,396

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	5,406	5,406

TOTAL SHORT-TERM INVESTMENTS (Cost $102,821,249)		102,821,249

TOTAL INVESTMENTS — 180.3% (Cost $592,742,909) (h)		588,466,522

Other Assets/(Liabilities) — (80.3)%		(262,051,606)

NET ASSETS — 100.0%		$326,414,916

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CNH	Offshore Chinese Yuan
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
USD	U.S. Dollar
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $206,596,081 or 63.29% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	Restricted security. Certain securities are restricted as to resale. At September 30, 2015, these securities amounted to a value of $341,827 or 0.10% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(f)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(g)	Maturity value of $368,396. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 10/31/21, and an aggregate market value, including accrued interest, of $379,713.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 0.7%

PREFERRED STOCK — 0.7%
Consumer, Non-cyclical — 0.2%
Pharmaceuticals — 0.2%
Allergan PLC 5.500%	3,045	$2,872,836

Energy — 0.3%
Oil & Gas — 0.3%
Anadarko Petroleum Corp. 7.500%	76,700	2,870,881
Southwestern Energy Co. 6.250%	38,550	1,198,134

		4,069,015

Financial — 0.2%
Insurance — 0.2%
The Allstate Corp. 5.100%	130,000	3,299,400

TOTAL PREFERRED STOCK (Cost $12,096,289)		10,241,251

TOTAL EQUITIES (Cost $12,096,289)		10,241,251

	Principal Amount
BONDS & NOTES — 100.0%

CORPORATE DEBT — 50.1%
Advertising — 0.1%
WPP Finance 2010 4.750% 11/21/21	$635,000	694,275
WPP Finance 2010 5.625% 11/15/43	1,338,000	1,402,239

		2,096,514

Aerospace & Defense — 0.2%
Exelis, Inc. 4.250% 10/01/16	2,465,000	2,518,471
United Technologies Corp. 6.125% 7/15/38	465,000	572,802

		3,091,273

Agriculture — 0.8%
Altria Group, Inc. 4.250% 8/09/42	775,000	716,409
Bunge Ltd. Finance Corp. 3.200% 6/15/17	1,785,000	1,818,201
Imperial Tobacco Finance PLC (a) 2.950% 7/21/20	2,745,000	2,761,311
Imperial Tobacco Finance PLC (a) 4.250% 7/21/25	3,495,000	3,538,537
Philip Morris International, Inc. 6.375% 5/16/38	225,000	280,418
Reynolds American, Inc. 2.300% 6/12/18	1,350,000	1,364,522

	Principal Amount	Value
Reynolds American, Inc. 3.250% 6/12/20	$980,000	$1,007,962
Reynolds American, Inc. 5.850% 8/15/45	890,000	990,187

		12,477,547

Airlines — 0.3%
American Airlines Pass-Through Trust, Series 2014-1, Class A 3.700% 4/01/28	708,605	704,176
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	300,479	300,479
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A 4.100% 10/01/29	2,525,000	2,543,937
United Air Lines, Inc. (b) 10.110% 2/19/06	147,674	39,872
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	895,000	915,138

		4,503,602

Auto Manufacturers — 0.5%
General Motors Co. 5.200% 4/01/45	1,725,000	1,618,814
General Motors Financial Co., Inc. 3.200% 7/13/20	2,435,000	2,402,203
General Motors Financial Co., Inc. 4.300% 7/13/25	3,040,000	2,940,936
Hyundai Capital America (a) 2.550% 2/06/19	1,150,000	1,156,028

		8,117,981

Automotive & Parts — 0.0%
Lear Corp. 4.750% 1/15/23	625,000	612,500

Banks — 5.0%
Associated Banc-Corp. 2.750% 11/15/19	3,075,000	3,117,343
Associated Banc-Corp. 4.250% 1/15/25	4,885,000	4,965,910
Associated Banc-Corp. 5.125% 3/28/16	2,000,000	2,030,500
Bank of America Corp. 3.950% 4/21/25	8,590,000	8,356,653
Bank of America Corp. 4.000% 4/01/24	2,525,000	2,599,000
Bank of America Corp. 5.650% 5/01/18	1,150,000	1,254,773
Bank of America Corp. 5.750% 12/01/17	1,555,000	1,680,868
Barclays PLC 4.375% 9/11/24	1,585,000	1,535,916

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Compass Bank 3.875% 4/10/25	$3,535,000	$3,295,327
Credit Agricole SA (a) 2.750% 6/10/20	2,640,000	2,678,053
Credit Suisse AG 5.400% 1/14/20	2,035,000	2,255,836
Discover Bank 2.000% 2/21/18	1,920,000	1,908,653
Export-Import Bank of Korea 4.000% 1/11/17	1,000,000	1,031,642
First Horizon National Corp. 5.375% 12/15/15	3,666,000	3,697,528
FirstMerit Corp. 4.350% 2/04/23	645,000	663,248
ICICI Bank Ltd. (a) 4.700% 2/21/18	1,800,000	1,888,051
ICICI Bank Ltd. (a) 4.750% 11/25/16	1,300,000	1,342,650
Intesa Sanpaolo SpA VRN (a) 7.700% 12/29/49	2,000,000	1,950,000
Itau Unibanco Holding SA (a) 2.850% 5/26/18	5,860,000	5,489,062
JP Morgan Chase & Co. 3.875% 9/10/24	1,710,000	1,693,659
Morgan Stanley 3.950% 4/23/27	1,305,000	1,256,817
Morgan Stanley 4.875% 11/01/22	750,000	799,070
MUFG Union Bank NA 2.625% 9/26/18	550,000	559,176
Regions Bank 2.250% 9/14/18	3,710,000	3,724,851
Regions Financial Corp. 7.500% 5/15/18	895,000	1,003,439
Santander Holdings USA, Inc. 2.650% 4/17/20	2,470,000	2,425,132
Skandinaviska Enskilda Banken AB (a) 2.375% 3/25/19	760,000	772,160
State Street Corp. 3.300% 12/16/24	2,465,000	2,489,877
SVB Financial Group 3.500% 1/29/25	4,285,000	4,179,148
SVB Financial Group 5.375% 9/15/20	515,000	574,057
Valley National Bancorp 5.125% 9/27/23	1,710,000	1,830,765
Wachovia Bank NA 6.600% 1/15/38	690,000	899,841
Wells Fargo & Co. 4.300% 7/22/27	4,325,000	4,407,785
Wells Fargo & Co. 4.600% 4/01/21	345,000	378,603

		78,735,393

	Principal Amount	Value
Beverages — 0.0%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	$119,000	$147,450

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	1,600,000	1,644,395

Building Materials — 0.9%
CRH America, Inc. (a) 3.875% 5/18/25	2,325,000	2,328,615
CRH America, Inc. 8.125% 7/15/18	1,730,000	2,012,051
Lafarge SA 6.500% 7/15/16	1,305,000	1,346,884
Martin Marietta Material, Inc. FRN 1.381% 6/30/17	1,540,000	1,528,441
Masco Corp. 4.450% 4/01/25	4,145,000	4,196,812
Owens Corning, Inc. 4.200% 12/01/24	1,365,000	1,355,991
Owens Corning, Inc. 9.000% 6/15/19	1,245,000	1,480,415

		14,249,209

Chemicals — 1.9%
Ashland, Inc. 4.750% 8/15/22	10,540,000	9,868,075
Ashland, Inc. 6.875% 5/15/43	3,378,000	3,141,540
Cabot Corp. 5.000% 10/01/16	2,440,000	2,525,461
Cytec Industries, Inc. 8.950% 7/01/17	225,000	249,585
The Dow Chemical Co. 8.550% 5/15/19	375,000	453,325
Ecolab, Inc. 4.350% 12/08/21	650,000	703,381
Incitec Pivot Finance LLC (a) 6.000% 12/10/19	880,000	963,039
Incitec Pivot Ltd. (a) 4.000% 12/07/15	2,642,000	2,654,095
Methanex Corp. 5.250% 3/01/22	550,000	585,633
Rockwood Specialties Group, Inc. 4.625% 10/15/20	4,785,000	4,952,882
RPM International, Inc. 6.125% 10/15/19	800,000	895,806
RPM International, Inc. 6.500% 2/15/18	1,375,000	1,508,500
Valspar Corp. 7.250% 6/15/19	650,000	752,686

		29,254,008

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Services — 0.8%
The ADT Corp. 2.250% 7/15/17	$2,015,000	$1,984,775
Cardtronics, Inc., Convertible 1.000% 12/01/20	1,400,000	1,296,750
ERAC USA Finance LLC (a) 2.800% 11/01/18	455,000	465,358
ERAC USA Finance LLC (a) 6.700% 6/01/34	355,000	425,665
Leidos Holdings, Inc. 4.450% 12/01/20	6,280,000	6,247,174
The Western Union Co. 5.930% 10/01/16	1,405,000	1,466,230

		11,885,952

Computers — 1.0%
Hewlett Packard Enterprise Co. (a) 3.600% 10/15/20	3,750,000	3,748,950
Hewlett Packard Enterprise Co. (a) 4.900% 10/15/25	4,555,000	4,542,474
Hewlett Packard Enterprise Co. (a) 6.350% 10/15/45	4,050,000	4,047,246
SanDisk Corp., Convertible 0.500% 10/15/20	2,874,000	2,782,391

		15,121,061

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	270,000	339,717

Distribution & Wholesale — 0.2%
Arrow Electronics, Inc. 4.500% 3/01/23	135,000	138,046
Ingram Micro, Inc. 4.950% 12/15/24	3,265,000	3,368,651

		3,506,697

Diversified Financial — 5.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.500% 5/15/21	5,300,000	5,293,375
Affiliated Managers Group, Inc. 3.500% 8/01/25	2,320,000	2,232,053
Affiliated Managers Group, Inc. 4.250% 2/15/24	1,470,000	1,494,859
Air Lease Corp. 3.375% 1/15/19	2,505,000	2,536,312
Air Lease Corp. 3.875% 4/01/21	1,825,000	1,847,813
Air Lease Corp. STEP 5.625% 4/01/17	600,000	626,250
Ally Financial, Inc. 4.625% 5/19/22	2,715,000	2,670,881
American Express Co. VRN 6.800% 9/01/66	200,000	202,250

	Principal Amount	Value
Ares Finance Co. LLC (a) 4.000% 10/08/24	$2,380,000	$2,313,891
The Bear Stearns Cos., Inc. 7.250% 2/01/18	1,520,000	1,701,705
Citigroup, Inc. 3.875% 3/26/25	13,185,000	12,813,328
Citigroup, Inc. 5.875% 1/30/42	800,000	930,333
Citigroup, Inc. 8.125% 7/15/39	225,000	323,572
Citigroup, Inc. 8.500% 5/22/19	688,000	830,662
Eaton Vance Corp. 3.625% 6/15/23	707,000	719,620
Eaton Vance Corp. 6.500% 10/02/17	91,000	99,456
General Electric Capital Corp. 5.500% 1/08/20	600,000	686,631
General Electric Capital Corp. 6.875% 1/10/39	1,495,000	2,093,173
The Goldman Sachs Group, Inc. 5.375% 3/15/20	900,000	1,003,935
The Goldman Sachs Group, Inc. 5.625% 1/15/17	3,540,000	3,717,818
The Goldman Sachs Group, Inc. 5.750% 1/24/22	1,600,000	1,836,302
The Goldman Sachs Group, Inc. 6.150% 4/01/18	420,000	462,566
The Goldman Sachs Group, Inc. 6.250% 2/01/41	440,000	530,570
The Goldman Sachs Group, Inc. 6.345% 2/15/34	550,000	629,991
The Goldman Sachs Group, Inc. 6.750% 10/01/37	565,000	673,999
Hyundai Capital America (a) 1.625% 10/02/15	995,000	995,000
Hyundai Capital America (a) 2.875% 8/09/18	910,000	925,020
Hyundai Capital America (a) 4.000% 6/08/17	1,605,000	1,660,511
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	7,240,000	7,262,589
International Lease Finance Corp. 3.875% 4/15/18	2,065,000	2,059,838
International Lease Finance Corp. 5.750% 5/15/16	6,722,000	6,822,830
Janus Capital Group, Inc. 4.875% 8/01/25	2,440,000	2,502,064
JP Morgan Chase & Co. 4.500% 1/24/22	1,500,000	1,618,454
Lazard Group LLC 4.250% 11/14/20	4,165,000	4,411,780

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lazard Group LLC 6.850% 6/15/17	$601,000	$649,410
Legg Mason, Inc. 5.625% 1/15/44	1,126,000	1,165,393
Merrill Lynch & Co., Inc. 7.750% 5/14/38	555,000	758,857
Morgan Stanley 3.800% 4/29/16	850,000	863,935
Morgan Stanley 4.350% 9/08/26	905,000	909,657
Morgan Stanley 5.450% 1/09/17	1,526,000	1,602,819
Morgan Stanley 5.625% 9/23/19	1,415,000	1,580,774
Morgan Stanley 5.750% 1/25/21	225,000	256,607
Stifel Financial Corp. 4.250% 7/18/24	995,000	994,711

		85,311,594

Electric — 3.0%
Appalachian Power Co. 3.400% 6/01/25	2,645,000	2,618,648
Berkshire Hathaway Energy 5.950% 5/15/37	1,525,000	1,799,361
CMS Energy Corp. 5.050% 2/15/18	1,875,000	2,024,372
Commonwealth Edison Co. 3.700% 3/01/45	2,225,000	2,035,797
Duke Energy Progress, Inc. 6.125% 9/15/33	37,000	45,849
Entergy Louisiana LLC 4.950% 1/15/45	1,095,000	1,106,113
Florida Power & Light Co. 4.950% 6/01/35	950,000	1,051,184
IPALCO Enterprises, Inc. (a) 3.450% 7/15/20	5,935,000	5,742,113
Kansas City Power & Light Co. 5.300% 10/01/41	250,000	272,686
Kansas Gas & Electric Co. 5.647% 3/29/21	879,110	887,901
LG&E and KU Energy LLC 4.375% 10/01/21	1,900,000	2,072,841
Metropolitan Edison Co. (a) 4.000% 4/15/25	1,505,000	1,533,491
National Fuel Gas Co. 3.750% 3/01/23	985,000	928,707
Nevada Power Co. Series N 6.650% 4/01/36	1,000,000	1,273,961
Niagara Mohawk Power Corp. (a) 2.721% 11/28/22	1,560,000	1,516,704
Oncor Electric Delivery Co. 6.800% 9/01/18	75,000	85,136

	Principal Amount	Value
Oncor Electric Delivery Co. 7.500% 9/01/38	$130,000	$177,504
Pacific Gas & Electric Co. 5.800% 3/01/37	800,000	950,775
Pennsylvania Electric Co. (a) 4.150% 4/15/25	2,090,000	2,115,995
PPL Capital Funding, Inc. 1.900% 6/01/18	400,000	400,038
PPL Capital Funding, Inc. 5.000% 3/15/44	1,320,000	1,380,438
Progress Energy, Inc. 7.000% 10/30/31	505,000	640,350
Puget Energy, Inc. (a) 3.650% 5/15/25	2,590,000	2,555,975
Puget Energy, Inc. 6.500% 12/15/20	1,985,000	2,313,660
Puget Sound Energy, Inc. 4.300% 5/20/45	4,650,000	4,755,020
Southern California Edison Co. 5.950% 2/01/38	820,000	1,019,655
State Grid Overseas Investment Ltd. (a) 1.750% 5/22/18	1,470,000	1,461,937
Transelec SA (a) 4.625% 7/26/23	1,250,000	1,281,601
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	507,874	538,473
Virginia Electric and Power Co. 6.350% 11/30/37	925,000	1,196,847
Wisconsin Public Service Corp. 5.650% 11/01/17	1,405,000	1,501,726
Xcel Energy, Inc. 4.800% 9/15/41	250,000	258,349

		47,543,207

Electronics — 0.4%
Amphenol Corp. 2.550% 1/30/19	1,445,000	1,460,109
Arrow Electronics, Inc. 3.500% 4/01/22	1,865,000	1,843,034
Arrow Electronics, Inc. 5.125% 3/01/21	750,000	822,782
Avnet, Inc. 4.875% 12/01/22	944,000	984,409
Tech Data Corp. 3.750% 9/21/17	1,345,000	1,379,333

		6,489,667

Environmental Controls — 0.3%
Republic Services, Inc. 3.200% 3/15/25	3,740,000	3,637,984
Republic Services, Inc. 5.000% 3/01/20	40,000	44,117

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Republic Services, Inc. 5.250% 11/15/21	$795,000	$891,969

		4,574,070

Foods — 0.6%
ConAgra Foods, Inc. 4.950% 8/15/20	850,000	929,252
ConAgra Foods, Inc. 6.625% 8/15/39	500,000	548,701
ConAgra Foods, Inc. 7.000% 4/15/19	755,000	868,364
General Mills, Inc. 5.400% 6/15/40	65,000	72,721
JBS Investments GmbH (a) 7.750% 10/28/20	3,288,000	3,370,200
Kraft Foods, Inc. 6.500% 2/09/40	381,000	466,580
Tyson Foods, Inc. 2.650% 8/15/19	485,000	488,656
Tyson Foods, Inc. 4.875% 8/15/34	745,000	759,221
Tyson Foods, Inc. 6.600% 4/01/16	1,675,000	1,720,972
WM Wrigley Jr. Co. (a) 2.400% 10/21/18	530,000	539,327

		9,763,994

Forest Products & Paper — 0.3%
Domtar Corp. 9.500% 8/01/16	94,000	100,662
Domtar Corp. 10.750% 6/01/17	55,000	62,642
International Paper Co. 4.750% 2/15/22	700,000	756,003
International Paper Co. 7.300% 11/15/39	820,000	1,003,564
International Paper Co. 9.375% 5/15/19	290,000	357,274
Sappi Papier Holding GmbH (a) 7.750% 7/15/17	1,830,000	1,921,500

		4,201,645

Gas — 0.2%
Boston Gas Co. (a) 4.487% 2/15/42	700,000	716,687
The Laclede Group, Inc. 4.700% 8/15/44	2,000,000	2,037,112

		2,753,799

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	1,200,000	1,203,644

Health Care – Products — 0.6%
Boston Scientific Corp. 6.000% 1/15/20	950,000	1,065,420

	Principal Amount	Value
Johnson & Johnson 5.850% 7/15/38	$245,000	$314,540
Zimmer Biomet Holdings, Inc. 3.550% 4/01/25	3,395,000	3,324,459
Zimmer Biomet Holdings, Inc. 4.450% 8/15/45	4,280,000	3,956,513

		8,660,932

Health Care – Services — 0.4%
Anthem, Inc., Convertible 2.750% 10/15/42	500,000	941,875
Cigna Corp. 5.125% 6/15/20	650,000	725,884
Howard Hughes Medical Institute 3.500% 9/01/23	1,025,000	1,072,870
Kaiser Foundation Hospitals 3.500% 4/01/22	600,000	618,186
UnitedHealth Group, Inc. 6.875% 2/15/38	1,775,000	2,363,592

		5,722,407

Holding Company – Diversified — 0.1%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	1,220,000	1,370,536

Home Builders — 0.2%
Lennar Corp. 4.500% 11/15/19	3,767,000	3,799,020

Home Furnishing — 0.0%
Whirlpool Corp. 5.150% 3/01/43	295,000	300,343

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.050% 12/01/17	1,250,000	1,251,968

Insurance — 3.1%
The Allstate Corp. VRN 5.750% 8/15/53	2,270,000	2,350,245
Arch Capital Group US, Inc. 5.144% 11/01/43	1,150,000	1,186,778
AXIS Specialty Finance PLC 2.650% 4/01/19	660,000	662,944
Brown & Brown, Inc. 4.200% 9/15/24	2,040,000	2,056,901
The Chubb Corp. VRN 6.375% 4/15/37	916,000	903,405
CNA Financial Corp. 3.950% 5/15/24	1,250,000	1,258,380
CNA Financial Corp. 7.350% 11/15/19	1,000,000	1,184,156
CNO Financial Group, Inc. 4.500% 5/30/20	1,763,000	1,798,260
CNO Financial Group, Inc. 5.250% 5/30/25	2,104,000	2,135,560

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Five Corners Funding Trust (a) 4.419% 11/15/23	$1,465,000	$1,532,273
The Hartford Financial Services Group, Inc. VRN 8.125% 6/15/38	2,070,000	2,287,350
Liberty Mutual Group, Inc. (a) 4.250% 6/15/23	706,000	730,164
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	900,000	1,046,627
MetLife Capital Trust IV (a) 7.875% 12/15/37	2,695,000	3,301,375
Principal Financial Group, Inc. 8.875% 5/15/19	620,000	756,690
Prudential Financial, Inc. VRN 5.200% 3/15/44	2,380,000	2,337,605
Prudential Financial, Inc. VRN 5.375% 5/15/45	1,800,000	1,786,500
Prudential Financial, Inc. VRN 5.625% 6/15/43	1,845,000	1,904,040
Prudential Financial, Inc. VRN 8.875% 6/15/38	1,930,000	2,215,158
QBE Capital Funding III Ltd. VRN (a) 7.250% 5/24/41	1,425,000	1,588,875
QBE Insurance Group Ltd. (a) 2.400% 5/01/18	900,000	906,066
Reinsurance Group of America, Inc. 4.700% 9/15/23	1,270,000	1,368,644
Reinsurance Group of America, Inc. 5.000% 6/01/21	1,775,000	1,948,194
Reinsurance Group of America, Inc. 6.450% 11/15/19	1,675,000	1,914,806
USF&G Capital I (a) 8.500% 12/15/45	1,015,000	1,475,066
Voya Financial, Inc. 5.500% 7/15/22	900,000	1,025,079
Voya Financial, Inc. VRN 5.650% 5/15/53	1,510,000	1,522,080
Willis Group Holdings PLC 4.125% 3/15/16	530,000	536,501
Willis Group Holdings PLC 5.750% 3/15/21	1,825,000	2,041,445
Willis North America, Inc. 7.000% 9/29/19	706,000	806,937
XLIT Ltd. 4.450% 3/31/25	1,275,000	1,275,919

		47,844,023

Internet — 1.0%
Baidu, Inc. 3.250% 8/06/18	1,965,000	2,002,924
Expedia, Inc. 4.500% 8/15/24	6,190,000	6,211,325

	Principal Amount	Value
Expedia, Inc. 7.456% 8/15/18	$3,420,000	$3,859,935
LinkedIn Corp., Convertible (a) 0.500% 11/01/19	1,490,000	1,466,719
Tencent Holdings Ltd. (a) 2.875% 2/11/20	1,655,000	1,642,589

		15,183,492

Investment Companies — 0.4%
Ares Capital Corp. 3.875% 1/15/20	3,635,000	3,742,825
FS Investment Corp. 4.000% 7/15/19	2,720,000	2,756,587

		6,499,412

Iron & Steel — 1.0%
Allegheny Technologies, Inc. 9.375% 6/01/19	710,000	749,050
ArcelorMittal 5.125% 6/01/20	2,375,000	2,149,612
ArcelorMittal STEP 5.250% 2/25/17	245,000	242,550
ArcelorMittal 6.000% 8/05/20	1,700,000	1,536,375
ArcelorMittal 6.125% 6/01/18	279,000	273,420
Commercial Metals Co. 6.500% 7/15/17	855,000	880,650
Glencore Funding LLC (a) 2.875% 4/16/20	4,475,000	3,580,000
Glencore Funding LLC (a) 4.125% 5/30/23	180,000	141,638
Glencore Funding LLC (a) 4.625% 4/29/24	435,000	326,250
Reliance Steel & Aluminum Co. 4.500% 4/15/23	1,125,000	1,073,797
Reliance Steel & Aluminum Co. 6.200% 11/15/16	2,562,000	2,660,406
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,536,000	1,675,048

		15,288,796

Leisure Time — 0.1%
Carnival Corp. 1.875% 12/15/17	1,100,000	1,105,081

Lodging — 0.4%
Choice Hotels International, Inc. 5.700% 8/28/20	1,500,000	1,606,875
Marriott International, Inc. 3.375% 10/15/20	1,440,000	1,492,713
Marriott International, Inc. 5.810% 11/10/15	425,000	427,201
Marriott International, Inc. 6.200% 6/15/16	2,003,000	2,072,953

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	$305,000	$338,202
Wyndham Worldwide Corp. 6.000% 12/01/16	9,000	9,437

		5,947,381

Machinery – Diversified — 0.4%
CNH Industrial Capital LLC 3.250% 2/01/17	725,000	711,406
CNH Industrial Capital LLC 3.375% 7/15/19	1,595,000	1,519,237
CNH Industrial Capital LLC 3.625% 4/15/18	902,000	876,636
CNH Industrial Capital LLC 6.250% 11/01/16	1,705,000	1,736,969
Xylem, Inc. 4.875% 10/01/21	585,000	641,132

		5,485,380

Manufacturing — 0.6%
Harsco Corp 2.700% 10/15/15	7,308,000	7,304,346
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	960,000	1,081,977
SPX FLOW, Inc. 6.875% 9/01/17	1,370,000	1,438,500

		9,824,823

Media — 0.7%
21st Century Fox America, Co. 6.900% 8/15/39	525,000	641,540
CBS Corp. 7.875% 7/30/30	970,000	1,259,931
CCO Safari II LLC (a) 3.579% 7/23/20	2,005,000	1,990,231
CCO Safari II LLC (a) 4.908% 7/23/25	2,005,000	1,995,382
CCO Safari II LLC (a) 6.484% 10/23/45	1,655,000	1,669,647
NBCUniversal Media LLC 6.400% 4/30/40	100,000	124,897
Time Warner Cable, Inc. 6.750% 6/15/39	655,000	655,155
Time Warner Cable, Inc. 8.250% 4/01/19	235,000	273,839
Time Warner Cable, Inc. 8.750% 2/14/19	365,000	428,642
Time Warner, Inc. 4.700% 1/15/21	900,000	982,784
Time Warner, Inc. 6.100% 7/15/40	950,000	1,073,130
Time Warner, Inc. 6.250% 3/29/41	15,000	17,276

		11,112,454

	Principal Amount	Value
Mining — 0.7%
Freeport-McMoRan, Inc. 2.375% 3/15/18	$810,000	$708,750
Freeport-McMoRan, Inc. 4.000% 11/14/21	5,310,000	4,141,800
Freeport-McMoRan, Inc. 5.450% 3/15/43	1,210,000	840,950
Glencore Canada Corp. 5.500% 6/15/17	1,230,000	1,147,922
Glencore Finance Canada. STEP (a) 2.050% 10/23/15	1,700,000	1,698,300
Glencore Finance Canada. (a) 5.800% 11/15/16	1,023,000	971,850
Vale Overseas Ltd. 6.250% 1/23/17	1,626,000	1,655,041
Vale Overseas Ltd. 6.875% 11/10/39	490,000	378,804

		11,543,417

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc. 4.625% 3/15/24	1,875,000	1,889,769
Pitney Bowes, Inc. 4.750% 1/15/16	1,140,000	1,152,252
Pitney Bowes, Inc. 4.750% 5/15/18	275,000	292,758
Pitney Bowes, Inc. 5.750% 9/15/17	188,000	202,273

		3,537,052

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	111,532

Oil & Gas — 3.4%
Anadarko Petroleum Corp. 6.450% 9/15/36	402,000	442,257
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	360,000	255,600
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	3,530,000	3,035,800
Chesapeake Energy Corp. 3.250% 3/15/16	3,350,000	3,283,670
Chesapeake Energy Corp. 6.500% 8/15/17	1,600,000	1,444,000
Devon Energy Corp. 5.600% 7/15/41	1,145,000	1,106,258
Devon Energy Corp. 6.300% 1/15/19	660,000	738,864
Ensco PLC 5.200% 3/15/25	2,845,000	2,165,258
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	1,415,000	1,408,620

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Newfield Exploration Co. 5.375% 1/01/26	$5,195,000	$4,753,425
Pemex Project Funding Master Trust 6.625% 6/15/38	202,000	184,325
Petrobras Global Finance BV 2.000% 5/20/16	1,480,000	1,420,800
Petrobras Global Finance BV 3.250% 3/17/17	4,695,000	4,143,337
Petrobras International Finance Co. 3.875% 1/27/16	1,275,000	1,252,688
Petroleos Mexicanos 3.125% 1/23/19	395,000	386,606
Petroleos Mexicanos 5.500% 1/21/21	1,690,000	1,776,950
Petroleos Mexicanos 6.375% 1/23/45	640,000	574,976
Pioneer Natural Resources Co. 5.875% 7/15/16	1,370,000	1,416,998
Pride International, Inc. 6.875% 8/15/20	2,000,000	1,903,034
Rowan Cos., Inc. 4.750% 1/15/24	2,127,000	1,558,106
Rowan Cos., Inc. 4.875% 6/01/22	4,661,000	3,473,722
Rowan Cos., Inc. 5.000% 9/01/17	1,400,000	1,372,885
Southwestern Energy Co. 4.050% 1/23/20	2,450,000	2,436,006
Southwestern Energy Co. 4.950% 1/23/25	1,470,000	1,313,802
Transocean, Inc. STEP 5.550% 12/15/16	1,500,000	1,481,250
Transocean, Inc. 6.000% 3/15/18	2,813,000	2,573,895
Whiting Petroleum Corp., Convertible (a) 1.250% 4/01/20	2,165,000	1,763,122
WPX Energy, Inc. 7.500% 8/01/20	5,495,000	5,027,925

		52,694,179

Oil & Gas Services — 1.0%
Cameron International Corp. 5.950% 6/01/41	185,000	204,179
Hornbeck Offshore Services, Inc., Convertible 1.500% 9/01/19	2,850,000	2,114,344
SEACOR Holdings, Inc., Convertible 3.000% 11/15/28	970,000	771,150
SESI LLC 6.375% 5/01/19	725,000	722,281
Superior Energy Services, Inc. 7.125% 12/15/21	5,789,000	5,680,456

	Principal Amount	Value
Weatherford International Ltd. 4.500% 4/15/22	$1,000,000	$808,800
Weatherford International Ltd. 5.125% 9/15/20	3,169,000	2,761,676
Weatherford International Ltd. 5.950% 4/15/42	1,685,000	1,171,431
Weatherford International Ltd. 6.000% 3/15/18	725,000	733,847

		14,968,164

Packaging & Containers — 0.0%
Brambles USA Inc., Series A (a) 5.350% 4/01/20	685,000	757,059

Pharmaceuticals — 2.1%
AbbVie, Inc. 2.500% 5/14/20	4,810,000	4,783,430
AbbVie, Inc. 3.600% 5/14/25	2,980,000	2,939,076
AbbVie, Inc. 4.400% 11/06/42	750,000	685,325
AbbVie, Inc. 4.700% 5/14/45	4,655,000	4,516,453
Actavis Funding SCS 3.000% 3/12/20	2,210,000	2,211,936
Actavis Funding SCS 3.800% 3/15/25	3,065,000	2,960,910
Actavis Funding SCS 4.750% 3/15/45	1,395,000	1,266,596
Baxalta, Inc. (a) 3.600% 6/23/22	805,000	812,745
Baxalta, Inc. (a) 4.000% 6/23/25	2,145,000	2,148,325
Baxalta, Inc. (a) 5.250% 6/23/45	1,070,000	1,080,000
Cardinal Health, Inc. 3.750% 9/15/25	3,080,000	3,128,513
McKesson Corp. 1.292% 3/10/17	660,000	658,749
McKesson Corp. 2.284% 3/15/19	675,000	676,417
McKesson Corp. 3.796% 3/15/24	550,000	564,012
McKesson Corp. 4.750% 3/01/21	850,000	943,845
McKesson Corp. 4.883% 3/15/44	500,000	508,653
McKesson Corp. 6.000% 3/01/41	800,000	944,494
Merck Sharp & Dohme Corp. 5.850% 6/30/39	255,000	314,728
Pfizer, Inc. 7.200% 3/15/39	970,000	1,333,044

		32,477,251

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pipelines — 3.3%
Alliance Pipeline LP (a) 6.996% 12/31/19	$569,445	$620,692
Boardwalk Pipelines LLC 5.500% 2/01/17	914,000	940,766
Boardwalk Pipelines LP 5.875% 11/15/16	2,670,000	2,760,695
CenterPoint Energy Resources Corp. 4.500% 1/15/21	650,000	696,249
CenterPoint Energy Resources Corp. 5.850% 1/15/41	645,000	745,350
Colonial Pipeline Co. (a) 3.750% 10/01/25	3,400,000	3,449,164
Energy Transfer Partners LP FRN 3.318% 11/16/15	2,000,000	1,460,000
Energy Transfer Partners LP 4.050% 3/15/25	3,070,000	2,713,063
Energy Transfer Partners LP 4.150% 10/01/20	1,360,000	1,375,660
Energy Transfer Partners LP 4.750% 1/15/26	3,845,000	3,537,731
Energy Transfer Partners LP 4.900% 3/15/35	1,775,000	1,433,788
Enterprise Products Operating Co. 3.700% 2/15/26	2,530,000	2,390,718
Enterprise Products Operating Co. 5.950% 2/01/41	630,000	649,017
Enterprise Products Operating LLC 3.200% 2/01/16	600,000	604,085
Kinder Morgan Energy Partners LP 4.100% 11/15/15	2,900,000	2,908,216
Kinder Morgan Energy Partners LP 6.500% 2/01/37	571,000	546,102
Kinder Morgan Energy Partners LP 6.950% 1/15/38	65,000	64,410
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	3,900,000	4,127,218
Kinder Morgan, Inc. 4.300% 6/01/25	2,970,000	2,668,097
Magellan Midstream Partners LP 5.150% 10/15/43	2,305,000	2,186,518
Magellan Midstream Partners LP 6.550% 7/15/19	1,125,000	1,282,691
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.500% 7/15/23	2,265,000	2,078,591
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875% 12/01/24	5,725,000	5,238,375
Phillips 66 Partners LP 3.605% 2/15/25	869,000	796,986
Williams Partners LP 5.250% 3/15/20	2,045,000	2,179,817

	Principal Amount	Value
Williams Partners LP/ACMP Finance Corp. 4.875% 5/15/23	$4,270,000	$3,949,750

		51,403,749

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	1,050,000	1,101,716
Post Apartment Homes LP 3.375% 12/01/22	600,000	589,605

		1,691,321

Real Estate Investment Trusts (REITS) — 1.6%
American Tower Corp. 3.400% 2/15/19	1,245,000	1,281,572
American Tower Corp. 3.450% 9/15/21	3,025,000	3,038,658
American Tower Corp. 4.500% 1/15/18	1,900,000	1,998,713
Boston Properties LP 4.125% 5/15/21	840,000	894,658
Brandywine Operating Partners LP 4.950% 4/15/18	1,100,000	1,163,695
DDR Corp. 4.750% 4/15/18	1,400,000	1,481,532
DDR Corp. 7.875% 9/01/20	1,600,000	1,954,534
Duke Realty LP 8.250% 8/15/19	1,975,000	2,392,772
ERP Operating LP 4.625% 12/15/21	600,000	653,938
Federal Realty Investment Trust 5.900% 4/01/20	455,000	520,678
HCP, Inc. 2.625% 2/01/20	1,415,000	1,410,117
Highwoods Realty LP 5.850% 3/15/17	2,600,000	2,767,450
Host Hotels & Resorts LP 4.000% 6/15/25	752,000	741,289
Liberty Property LP 3.750% 4/01/25	1,315,000	1,283,970
ProLogis LP 2.750% 2/15/19	610,000	621,491
Simon Property Group LP 5.650% 2/01/20	225,000	255,325
Vereit Operating Partnership LP 2.000% 2/06/17	1,530,000	1,499,400
Vereit Operating Partnership LP 3.000% 2/06/19	765,000	729,619
Weingarten Realty Investors 3.850% 6/01/25	580,000	575,159

		25,264,570

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Retail — 1.8%
AutoNation, Inc. 4.500% 10/01/25	$895,000	$912,198
Bed Bath & Beyond, Inc. 5.165% 8/01/44	915,000	866,630
CVS Health Corp. 6.125% 9/15/39	895,000	1,084,119
CVS Pass-Through Trust (a) 5.926% 1/10/34	2,182,337	2,504,827
Dollar General Corp. 3.250% 4/15/23	4,455,000	4,245,374
El Puerto de Liverpool SAB de CV (a) 3.950% 10/02/24	2,975,000	2,900,625
GNC Holdings, Inc., Convertible (a) 1.500% 8/15/20	450,000	415,125
The Home Depot, Inc. 5.950% 4/01/41	800,000	1,007,772
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	860,000	944,396
O’Reilly Automotive, Inc. 3.850% 6/15/23	759,000	776,975
O’Reilly Automotive, Inc. 4.875% 1/14/21	875,000	966,834
QVC, Inc. 3.125% 4/01/19	1,075,000	1,072,586
QVC, Inc. 4.375% 3/15/23	1,140,000	1,108,150
QVC, Inc. 4.450% 2/15/25	1,225,000	1,181,122
QVC, Inc. 5.125% 7/02/22	750,000	771,009
Tiffany & Co. 4.900% 10/01/44	1,140,000	1,101,736
Wal-Mart Stores, Inc. 5.625% 4/01/40	2,085,000	2,517,329
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	750,000	760,122
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	3,480,000	3,461,392

		28,598,321

Savings & Loans — 0.4%
Glencore Funding LLC (a) 1.700% 5/27/16	1,593,000	1,513,350
Glencore Funding LLC (a) 2.500% 1/15/19	1,841,000	1,569,452
Glencore Funding LLC (a) 3.125% 4/29/19	1,040,000	873,600
Nationwide Building Society (a) 2.350% 1/21/20	2,665,000	2,669,840

		6,626,242

Semiconductors — 0.9%
Applied Materials, Inc. 5.850% 6/15/41	1,500,000	1,669,510

	Principal Amount	Value
Intel Corp., Convertible 3.250% 8/01/39	$700,000	$1,056,125
Lam Research Corp. 2.750% 3/15/20	2,460,000	2,411,285
Lam Research Corp. 3.800% 3/15/25	2,210,000	2,141,649
Microchip Technology, Inc., Convertible (a) 1.625% 2/15/25	2,274,000	2,175,934
Micron Technology, Inc., Convertible 2.125% 2/15/33	1,315,000	2,011,950
Micron Technology, Inc., Convertible 3.000% 11/15/43	566,000	475,794
ON Semiconductor Corp., Convertible (a) 1.000% 12/01/20	1,240,000	1,153,975
QUALCOMM, Inc. 3.450% 5/20/25	1,248,000	1,178,456

		14,274,678

Software — 0.4%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	745,000	779,540
CA, Inc. 2.875% 8/15/18	835,000	848,956
CA, Inc. 5.375% 12/01/19	1,476,000	1,616,019
Citrix Systems, Inc., Convertible 0.500% 4/15/19	2,340,000	2,467,238

		5,711,753

Telecommunications — 1.5%
America Movil SAB de CV 5.000% 3/30/20	730,000	797,379
America Movil SAB de CV 6.125% 3/30/40	760,000	835,270
AT&T, Inc. 4.750% 5/15/46	1,970,000	1,805,105
AT&T, Inc. 6.550% 2/15/39	1,005,000	1,136,232
British Telecom PLC 9.625% 12/15/30	1,050,000	1,565,730
CenturyLink, Inc. 6.150% 9/15/19	760,000	756,200
Cisco Systems, Inc. 5.500% 1/15/40	485,000	565,463
Crown Castle Towers LLC (a) 6.113% 1/15/40	940,000	1,059,312
Deutsche Telekom International Finance BV 8.750% 6/15/30	290,000	414,606
Embarq Corp. 7.082% 6/01/16	561,000	576,186
Embarq Corp. 7.995% 6/01/36	200,000	206,312

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rogers Communications, Inc. 7.500% 8/15/38	$160,000	$205,501
Sprint Communications, Inc. (a) 9.000% 11/15/18	2,925,000	3,069,203
Telefonica Emisiones SAU 5.462% 2/16/21	650,000	726,285
Verizon Communications, Inc. 2.625% 2/21/20	1,866,000	1,871,536
Verizon Communications, Inc. 3.500% 11/01/24	1,845,000	1,814,023
Verizon Communications, Inc. 4.862% 8/21/46	1,366,000	1,280,916
Verizon Communications, Inc. 5.012% 8/21/54	1,222,000	1,112,196
Verizon Communications, Inc. 5.150% 9/15/23	1,495,000	1,651,512
Verizon Communications, Inc. 6.550% 9/15/43	1,218,000	1,438,999

		22,887,966

Transportation — 0.6%
Asciano Finance (a) 4.625% 9/23/20	845,000	887,005
Asciano Finance (a) 5.000% 4/07/18	1,650,000	1,749,279
Autoridad del Canal de Panama (a) (c) 4.950% 7/29/35	1,340,000	1,327,060
Burlington Northern Santa Fe LLC 6.750% 3/15/29	1,053,000	1,303,021
CSX Corp. 7.250% 5/01/27	733,000	925,851
Norfolk Southern Corp. 4.837% 10/01/41	19,000	19,126
Norfolk Southern Corp. 6.000% 5/23/2111	500,000	558,928
Ryder System, Inc. 2.550% 6/01/19	480,000	481,155
Ryder System, Inc. 2.650% 3/02/20	1,215,000	1,210,869
Union Pacific Corp. 4.000% 2/01/21	700,000	754,108

		9,216,402

Trucking & Leasing — 0.8%
Aviation Capital Group Corp. (a) 2.875% 9/17/18	6,665,000	6,658,935
GATX Corp. 2.375% 7/30/18	1,175,000	1,176,059
GATX Corp. 3.900% 3/30/23	735,000	745,194
GATX Corp. 4.750% 6/15/22	1,200,000	1,282,538
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 6/15/19	2,025,000	2,015,260

	Principal Amount	Value
TTX Co. (a) 4.150% 1/15/24	$727,000	$770,794

		12,648,780

TOTAL CORPORATE DEBT (Cost $784,700,190)		781,433,403

MUNICIPAL OBLIGATIONS — 1.1%
JobsOhio Beverage System Series B 4.532% 1/01/35	5,550,000	5,887,884
New York City Municipal Water Finance Authority BAB 5.882% 6/15/44	390,000	498,420
State of California 5.950% 4/01/16	895,000	918,735
State of California BAB 7.550% 4/01/39	505,000	727,402
State of California BAB 7.600% 11/01/40	3,925,000	5,744,198
State of Illinois 5.365% 3/01/17	2,910,000	3,034,956

		16,811,595

TOTAL MUNICIPAL OBLIGATIONS (Cost $16,303,837)		16,811,595

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 21.0%
Auto Floor Plan ABS — 0.1%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A FRN (a) 1.716% 10/20/20	1,630,000	1,629,999

Automobile ABS — 0.7%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A (a) 2.500% 2/20/21	1,600,000	1,615,286
Capital Automotive REIT, Series 2014-1A, Class A (a) 3.660% 10/15/44	1,100,000	1,122,421
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	1,772,010	1,837,674
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	1,357,989	1,354,211
CPS Auto Trust, Series 2014-A, Class A (a) 1.210% 8/15/18	775,611	775,242
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	216,924	217,626

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	$1,465,028	$1,465,676
GO Financial Auto Securitization Trust, Series 2015-1, Class A (a) 1.810% 3/15/18	912,836	912,370
Santander Drive Auto Receivables Trust, Series 2015-S2, Class R1 (a) 1.840% 11/18/19	949,656	949,656

		10,250,162

Commercial MBS — 5.6%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.935% 2/10/51	1,941,504	2,066,304
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.466% 2/10/51	1,445,000	1,572,810
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	2,699,349	2,786,169
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	1,295,000	1,346,545
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 VRN 5.471% 1/12/45	718,149	750,487
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	2,765,000	2,903,304
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	1,000,000	1,057,778
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	2,150,000	2,266,454
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	1,170,000	1,254,772
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.940% 9/11/38	2,375,000	2,427,552

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class AM VRN 6.084% 6/11/50	$1,660,000	$1,784,704
COMM 2015-CCRE23 Mortgage Trust, Series 2015-CR23, Class B VRN 4.183% 5/10/48	1,200,000	1,201,748
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	2,176,000	2,342,945
Commercial Mortgage Pass Through Certificates, Series 2015-CR23, Class C VRN 4.399% 5/10/48	1,050,000	1,008,084
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AM VRN 5.650% 12/10/49	1,320,000	1,400,536
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, CMO, VRN 5.954% 6/10/46	873,058	886,422
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.989% 12/10/49	3,693,000	3,907,276
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (a) 4.238% 1/10/34	1,100,000	1,176,049
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	1,271,134	1,271,134
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	1,745,857	1,765,471
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2 3.642% 8/10/44	1,480,038	1,497,467
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	414,852	416,746
DBUBS Mortgage Trust, Series 2011-LC1A, Class B VRN (a) 5.471% 11/10/46	860,000	974,160
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM VRN 6.014% 7/10/38	3,600,000	3,694,000
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.014% 7/10/38	3,592,209	3,640,171

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	$800,000	$896,909
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	444,119	447,477
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	2,858,697	2,946,037
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	1,675,000	1,737,561
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4 VRN 5.648% 2/12/39	244,920	246,115
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 6.062% 6/12/46	1,201,339	1,223,999
ML-CFC Commercial Mortgage Trust, Series 2006-3, Class AM VRN 5.456% 7/12/46	1,315,000	1,359,912
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	1,800,000	1,930,181
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (a) 5.200% 6/15/44	825,000	907,739
Morgan Stanley Capital I, Series 2006-IQ12, Class A4 5.332% 12/15/43	1,033,262	1,065,999
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	1,525,000	1,584,459
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	756,996	758,926
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.461% 1/11/43	1,221,484	1,331,389
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	575,491	569,859
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.477% 8/15/39	1,014,365	1,016,906
VFC LLC, (Acquired 7/9/14, Cost $1,500,000) Series 2014-2, Class A (a) (d) 2.750% 7/20/30	520,886	520,972

	Principal Amount	Value
VFC LLC, Series 2015-3, Class A, (Acquired 3/25/15, Cost $1,716,775) (a) (d) 2.750% 12/20/31	$1,022,959	$1,021,822
VNO Mortgage Trust, Series 2013-PENN, Class A (a) 3.808% 12/13/29	1,610,000	1,716,544
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	2,220,000	2,228,461
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	4,525,000	4,685,697
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.520% 12/15/44	2,450,000	2,450,472
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM VRN 5.591% 4/15/47	1,530,000	1,608,685
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class AM VRN 5.900% 5/15/43	1,250,000	1,274,257
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 6.150% 2/15/51	2,080,590	2,175,043
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM VRN 6.150% 2/15/51	1,775,000	1,891,930
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM VRN 6.169% 6/15/45	1,345,000	1,382,311
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	260,766	270,695
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	366,022	366,022
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	1,712,758	1,727,947
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	1,008,539	1,010,668

		87,754,082

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Equity ABS — 1.6%
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.919% 1/25/35	$2,263,933	$2,239,832
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.464% 8/25/35	480,200	477,475
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.854% 6/25/35	230,744	229,644
Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class M1 FRN 0.644% 4/28/39	933,125	922,743
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2 FRN 0.624% 7/25/35	445,277	436,337
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.644% 8/25/35	251,677	251,180
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.654% 9/25/34	254,614	249,012
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.094% 2/25/35	773,329	658,537
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.614% 5/25/36	1,231,976	1,212,030
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.644% 7/25/35	961,942	957,069
First Franklin Mortgage Loan Trust, Series 2005-FF2, Class M3 FRN 0.914% 3/25/35	1,124,224	1,113,233
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.434% 1/25/36	456,007	444,808
GSAMP Trust, Series 2005-HE5, Class M1 FRN 0.614% 11/25/35	857,275	847,418
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.624% 4/25/35	405,883	400,514
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.364% 8/25/36	329,860	326,537
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.974% 12/25/32	123,587	123,348
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.989% 2/25/35	1,166,520	1,148,816

	Principal Amount	Value
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.019% 6/25/35	$1,912,609	$1,882,278
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.914% 3/25/35	2,070,000	2,035,656
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.929% 6/28/35	1,205,922	1,192,773
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (a) 0.959% 6/28/35	1,300,000	1,168,509
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.944% 7/25/35	1,091,616	1,095,812
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 6.492% 10/25/28	249	256
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D FRN 0.564% 1/25/36	1,989,249	1,979,343
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.454% 9/25/35	642,795	639,859
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.574% 8/25/35	370,821	368,763
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.944% 3/25/35	386,230	385,522
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1 FRN 0.594% 10/25/35	1,339,698	1,332,851
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.914% 8/25/35	366,836	365,826

		24,485,981

Other ABS — 9.2%
321 Henderson Receivables I LLC, Series 2007-1A, Class A1 FRN (a) 0.407% 3/15/42	891,285	849,665
321 Henderson Receivables I LLC, Series 2015-1A, Class A (a) 3.260% 9/15/72	640,423	637,967
AIMCO CLO Ltd., Series 2014-AA, Class A FRN (a) 1.827% 7/20/26	2,500,000	2,487,497
ALM XIV Ltd., Series 2014-14A, Class A1 FRN (a) 1.724% 7/28/26	4,835,000	4,807,465

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	$1,304,534	$1,300,047
Apidos CLO XV, Series 2013-15A, Class A1 FRN (a) 1.637% 10/20/25	1,000,000	991,235
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (a) 4.277% 9/05/44	1,580,000	1,616,541
ARL Second LLC, Series 2014-1A, Class A1 (a) 2.920% 6/15/44	1,131,633	1,143,807
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (a) 1.040% 1/10/17	424,613	424,974
Atlas Senior Loan Fund V Ltd., Series 2014-1A, Class A FRN (a) 1.839% 7/16/26	1,000,000	995,504
Avery Point CLO Ltd., Series 2014-5A, Class A FRN (a) 1.736% 7/17/26	2,500,000	2,487,707
Avery Point III CLO Ltd., Series 2013-3A, Class A FRN (a) 1.687% 1/18/25	1,400,000	1,390,763
Avery Point VI CLO Ltd., Series 2015-6A, Class A FRN (a) 1.830% 8/05/27	4,225,000	4,191,830
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	581,829	582,097
Birchwood Park CLO Ltd., Series 2014-1A, Class A FRN (a) 1.729% 7/15/26	2,415,000	2,399,138
Blue Hill CLO Ltd., Series 2013-1A, Class A FRN (a) 1.769% 1/15/26	1,400,000	1,391,363
BlueMountain CLO Ltd., Series 2013-2A, Class A FRN (a) 1.495% 1/22/25	1,100,000	1,085,634
BlueMountain CLO Ltd., Series 2013-3A, Class A FRN (a) 1.694% 10/29/25	725,000	720,547
BlueMountain CLO Ltd., Series 2015-2A, Class A1 FRN (a) 1.706% 7/18/27	2,855,000	2,833,810
CAN Capital Funding LLC, Series 2014-1A, Class A (a) 3.117% 4/15/20	1,700,000	1,707,970
Carlyle Global Market Strategies, Series 2012-4A, Class A FRN (a) 1.677% 1/20/25	1,435,000	1,429,418
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (a) 1.809% 4/17/25	3,765,000	3,752,617

	Principal Amount	Value
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	$1,746,219	$1,749,188
Citi Held For Asset Issuance, Series 2015-PM1, Class A (a) 1.850% 12/15/21	948,126	947,829
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	1,044,313	1,077,926
CLI Funding V LLC, Series 2014-1A, Class A (a) 3.290% 6/18/29	1,669,914	1,695,765
Consumers Securitization Funding LLC, Series 2014-A, Class A2 2.962% 11/01/25	1,300,000	1,354,288
Cronos Containers Program I Ltd., Series 2014-2A, Class A (a) 3.270% 11/18/29	998,148	1,010,160
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	1,791,000	1,806,671
Diamond Resorts Owner Trust, Series 2014-1, Class A (a) 2.540% 5/20/27	804,856	810,160
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	1,049,134	1,058,970
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	3,169,300	3,275,429
Drug Royalty Corp., Inc., Series 2014-1, Class A2 (a) 3.484% 7/15/23	693,341	703,317
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	530,385	551,160
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class A FRN (a) 1.637% 4/18/26	3,530,000	3,499,653
Eaton Vance CLO, Series 2014-1A, Class A FRN (a) 1.739% 7/15/26	3,300,000	3,279,038
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (a) 2.707% 2/19/45	778,429	780,218
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	865,000	882,464
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (a) 4.212% 10/15/42	3,098,494	3,135,992

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Galaxy XX CLO Ltd., Series 2015-20A, Class A FRN (a) 1.731% 7/20/27	$3,170,000	$3,158,655
Global Container Assets Ltd., Series 2013-1A, Class A1 (a) 2.200% 11/05/28	926,098	928,371
Global Container Assets Ltd., Series 2015-1A, Class A2 (a) 3.450% 2/05/30	1,485,520	1,507,075
Global SC Finance II SRL, Series 2014-1A, Class A1 (a) 3.190% 7/17/29	441,667	445,032
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	680,468	680,461
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (a) 1.445% 4/25/25	4,060,000	3,999,510
GoldenTree Loan Opportunities VII Ltd., Series 2014-8A, Class A FRN (a) 1.737% 4/19/26	2,670,000	2,657,197
Hercules Capital Funding Trust, Series 2014-1A, Class A (a) 3.524% 4/16/21	1,000,000	1,001,250
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.447% 6/02/17	2,125,000	2,139,397
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	727,331	734,515
Icon Brand Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	1,916,208	1,943,686
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (a) 1.737% 1/18/26	2,025,000	2,005,200
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A (a) 3.870% 3/15/58	800,000	812,912
LCM Ltd., Series 10AR, Class AR FRN (a) 1.549% 4/15/22	3,243,243	3,233,552
LCM Ltd., Series 16A, Class A FRN (a) 1.789% 7/15/26	3,200,000	3,185,754
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (a) 1.787% 7/20/26	3,200,000	3,186,992
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2 FRN (a) 1.737% 7/20/26	2,585,000	2,569,188
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (a) 2.510% 5/20/30	916,573	928,238

	Principal Amount	Value
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	$1,670,136	$1,677,152
MVW Owner Trust, Series 2015-1A, Class A (a) 2.520% 12/20/32	1,952,054	1,966,973
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	880,710	881,014
Nomad CLO Ltd., Series 2013-1A, Class A1 FRN (a) 1.489% 1/15/25	2,575,000	2,545,848
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A FRN (a) 1.407% 4/20/25	2,410,000	2,376,159
OHA Loan Funding Ltd., Series 2013-1A, Class A FRN (a) 1.544% 7/23/25	1,930,000	1,909,401
OnDeck Asset Securitization Trust, Series 2014-1A, Class A (a) 3.150% 5/17/18	1,400,000	1,401,866
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	592,370	603,804
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	800,000	806,040
Race Point VIII CLO Ltd., Series 2013-8A, Class A FRN (a) 1.583% 2/20/25	700,000	692,912
Race Point VIII CLO Ltd., Series 2012-7A, Class A FRN (a) 1.731% 11/08/24	1,300,000	1,292,615
Sierra Receivables Funding Co. LLC, Series 2014-1A, Class A (a) 2.070% 3/20/30	869,874	869,729
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	251,623	254,472
Sierra Receivables Funding Co. LLC, Series 2011-1A, Class A (a) 3.350% 4/20/26	507,611	509,838
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	1,404,560	1,476,543
Spirit Master Funding LLC, Series 2014-4A, Class A1 (a) 3.501% 1/20/45	1,100,000	1,109,002
SpringCastle America Funding LLC, Series 2014-AA, Class A (a) 2.700% 5/25/23	2,609,039	2,612,301
Springleaf Funding Trust, Series 2013-AA, Class A (a) 2.580% 9/15/21	585,121	585,487

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Store Master Funding I LLC, Series 2015-1A, Class A1 (a) 3.750% 4/20/45	$558,833	$563,458
Store Master Funding I LLC, Series 2015-1A, Class A2 (a) 4.170% 4/20/45	329,313	334,375
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	507,845	535,372
SVO VOI Mortgage LLC, Series 2012-AA, Class A (a) 2.000% 9/20/29	1,471,634	1,473,812
Symphony CLO XV Ltd., Series 2014-15A, Class A FRN (a) 1.739% 10/17/26	3,100,000	3,081,239
Textainer Marine Containers III Ltd., Series 2014-1A, Class A (a) 3.270% 10/20/39	517,750	523,842
Trinity Rail Leasing 2012 LLC, Series 2013-1A, Class A (a) 3.898% 7/15/43	850,904	872,917
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	893,704	948,489
Wendys Funding LLC, Series 2015-1A, Class A2I (a) 3.371% 6/15/45	3,600,000	3,640,500
Wendys Funding LLC, Series 2015-1A, Class A2II (a) 4.080% 6/15/45	2,935,000	2,988,197
Wendys Funding LLC, Series 2015-1A, Class A23 (a) 4.497% 6/15/45	3,200,000	3,266,000
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	214,857	215,069

		143,977,235

Student Loans ABS — 3.2%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.459% 8/25/26	37,140	37,103
Access Group, Inc., Series 2005-2, Class A3 FRN 0.509% 11/22/24	878,487	870,677
Access Group, Inc., Series 2003-A, Class A3 FRN 1.231% 7/01/38	860,404	775,387
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1/25/47	875,000	735,000
College Loan Corp. Trust I, Series 2002-2, Class A29 FRN (a) 1.566% 3/01/42	950,000	924,606

	Principal Amount	Value
DRB Prime Student Loan Trust, Series 2015-B, Class A1 (a) 2.148% 10/27/31	$600,000	$600,000
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 6/15/43	2,600,000	2,594,758
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.450% 6/15/43	2,475,000	2,418,164
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.704% 6/15/43	1,700,000	1,675,690
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.846% 6/15/43	700,000	652,808
Education Loan Asset-Backed Trust I, Series 2003-1, Class A2 FRN (a) 1.670% 2/01/43	1,300,000	1,212,682
Education Loan Asset-Backed Trust I, Series 2003-2, Class 2A1 FRN (a) 1.694% 8/01/43	1,950,000	1,830,161
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.429% 8/25/25	48,922	48,873
Higher Education Funding I, Series 2004-1, Class B1 FRN (a) 1/01/44	600,000	518,282
Higher Education Funding I, Series 2004-1, Class B2 FRN (a) 1.692% 1/01/44	600,000	483,922
National Collegiate Student Loan Trust, Series 2006-3, Class A3 FRN 0.344% 10/25/27	2,261,654	2,240,815
National Collegiate Student Loan Trust, Series 2005-1, Class A4 FRN 0.434% 11/27/28	1,262,576	1,240,359
Navient Student Loan Trust, Series 2015-3, Class B FRN 1.694% 10/25/58	1,200,000	1,060,817
Nelnet Student Loan Trust, Series 2005-1, Class A5 FRN 0.405% 10/25/33	1,440,000	1,372,230
Nelnet Student Loan Trust, Series 2014-5A, Class B FRN (a) 1.694% 5/25/49	1,200,000	1,094,695
Nelnet Student Loan Trust, Series 2015-2A, Class B FRN (a) 1.694% 5/25/49	1,130,000	1,025,288
Nelnet Student Loan Trust, Series 2015-3A, Class B FRN (a) 1.694% 7/27/50	1,100,000	927,740
Nelnet Student Loan Trust, Series 2014-3A, Class B FRN (a) 1.694% 10/25/50	850,000	777,509

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2008-3, Class A4 FRN 1.979% 11/25/24	$2,220,000	$2,228,310
SLC Private Student Loan Trust, Series 2006-A, Class C FRN 0.739% 7/15/36	1,700,000	1,508,082
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.459% 7/15/36	923,278	916,991
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.589% 7/15/36	697,000	669,245
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 6/17/30	450,000	445,865
SLM Student Loan Trust, Series 2006-1, Class A5 FRN 0.405% 7/26/21	1,800,000	1,734,845
SLM Student Loan Trust, Series 2005-5, Class A4 0.435% 10/25/28	2,300,000	2,142,290
SLM Student Loan Trust, Series 2007-3, Class B FRN 0.445% 1/25/28	2,600,000	1,899,917
SLM Student Loan Trust, Series 2005-8, Class B FRN 0.605% 1/25/40	2,260,815	1,909,987
SLM Student Loan Trust, Series 2014-1, Class A3 FRN 0.794% 2/26/29	1,200,000	1,176,067
SLM Student Loan Trust, Series 2008-7, Class A4 FRN 1.195% 7/25/23	1,700,000	1,657,014
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.660% 9/15/28	600,000	590,361
SLM Student Loan Trust, Series 2013-2, Class B FRN 1.694% 6/25/43	1,970,000	1,783,764
SLM Student Loan Trust, Series 2008-5, Class A4 FRN 1.995% 7/25/23	1,300,000	1,306,594
SLM Student Loan Trust, Series 2002-7, Class A11 FRN 2.680% 3/15/28	1,900,000	1,882,678
South Carolina Student Loan Corp., Series 2014-1, Class A2 FRN 1.197% 1/03/33	2,030,000	1,944,262
South Carolina Student Loan Corp., Series 2014-1, Class B FRN 1.697% 8/01/35	1,300,000	1,134,554

		50,048,392

	Principal Amount	Value
WL Collateral CMO — 0.6%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.803% 8/25/34	$387,532	$371,905
Connecticut Avenue Securities, Series 2015-C03, Class 1M1 1.694% 7/25/25	3,755,803	3,759,459
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.616% 2/25/34	93,254	90,584
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.028% 9/25/33	34,172	31,907
GS Mortgage Securities Corp., Series 2014-4R, Class AS FRN (a) 0.379% 1/26/34	1,907,195	1,837,500
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.718% 8/25/34	82,150	78,256
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.421% 8/25/34	283,232	234,295
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.444% 8/25/36	262,850	258,706
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.605% 2/25/34	44,188	41,841
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.661% 7/25/33	14,953	14,648
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	1,057	1,074
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.566% 3/25/34	197,714	197,963
Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1 1.094% 10/25/27	1,636,065	1,628,654
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.599% 4/25/44	444,492	432,468

		8,979,260

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.444% 11/25/37	450,519	447,439

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.781% 6/25/32	$124,636	$119,392

		566,831

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $328,264,732)		327,691,942

SOVEREIGN DEBT OBLIGATIONS — 0.8%
Export-Import Bank of Korea 1.750% 2/27/18	705,000	701,796
Peruvian Government International Bond 6.550% 3/14/37	560,000	642,600
Poland Government International Bond 6.375% 7/15/19	1,260,000	1,458,652
Province of Quebec Canada 7.500% 9/15/29	540,000	799,775
Republic of Brazil International Bond 4.875% 1/22/21	700,000	680,750
Republic of Brazil International Bond 5.625% 1/07/41	1,825,000	1,478,250
Republic of Turkey International Bond 4.875% 4/16/43	534,000	444,555
Republic of Turkey International Bond 6.750% 4/03/18	935,000	1,009,052
United Mexican States 4.750% 3/08/44	3,050,000	2,783,125
United Mexican States 5.125% 1/15/20	1,110,000	1,221,000
United Mexican States 6.750% 9/27/34	950,000	1,135,250

		12,354,805

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $12,694,257)		12,354,805

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 25.9%
Collateralized Mortgage Obligations — 2.0%
Federal Home Loan Mortgage Corp. Series 4303, Class AP 3.000% 8/15/43	5,708,559	5,933,296
Series 4290, Class CA 3.500% 12/15/38	3,151,622	3,334,980
Series 2617, Class Z 5.500% 5/15/33	2,772,490	3,096,344
Series 2693, Class Z 5.500% 10/15/33	4,707,812	5,288,369
Series 3423, Class PB 5.500% 3/15/38	825,000	943,420

	Principal Amount	Value
Series 2178, Class PB 7.000% 8/15/29	$367,663	$423,349
Federal National Mortgage Association Series 2014-7, Class VA 3.500% 5/25/25	1,886,998	2,023,104
Series 2014-48, Class AB 4.000% 10/25/40	4,493,055	4,807,124
Series 2007-32, Class Z 5.500% 4/25/37	1,486,812	1,662,650
Series 2010-60, Class HJ 5.500% 5/25/40	1,083,642	1,205,109
Series 1989-20, Class A 6.750% 4/25/18	17,970	17,974
Federal National Mortgage Association REMIC, Series 2007-B2, Class ZA 5.500% 6/25/37	1,399,274	1,536,925
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	328,144	369,911

		30,642,555

Pass-Through Securities — 23.9%
Federal Home Loan Mortgage Corp. Pool #Z40047 4.000% 10/01/41	503,750	538,639
Pool #E84025 6.000% 6/01/16	4,838	4,901
Pool #G11431 6.000% 2/01/18	2,907	3,003
Pool #G11122 6.500% 5/01/16	3,280	3,310
Pool #E84450 6.500% 7/01/16	2,611	2,653
Pool #E84660 6.500% 7/01/16	620	633
Pool #C00836 7.000% 7/01/29	15,638	18,361
Pool #C49314 7.000% 4/01/31	7,460	8,812
Pool #C51422 7.000% 5/01/31	1,989	2,354
Pool #C53034 7.000% 6/01/31	14,087	16,606
Pool #G01311 7.000% 9/01/31	84,659	99,676
Pool #G01317 7.000% 10/01/31	56,731	66,817
Pool #G00143 7.500% 6/01/23	867	989
Pool #C55867 7.500% 2/01/30	37,170	43,726
Pool #C41497 7.500% 9/01/30	188	227

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #C43962 7.500% 10/01/30	$5,635	$6,719
Pool #C44509 7.500% 11/01/30	14,905	17,963
Pool #C44830 7.500% 11/01/30	26	32
Pool #C45235 7.500% 12/01/30	17,760	21,212
Pool #C46038 7.500% 12/01/30	1,085	1,298
Pool #C01116 7.500% 1/01/31	1,970	2,367
Pool #C46309 7.500% 1/01/31	567	683
Pool #C46560 7.500% 1/01/31	622	733
Pool #C46810 7.500% 1/01/31	676	814
Pool #C47060 7.500% 1/01/31	1,676	2,012
Pool #C47063 7.500% 1/01/31	3,264	3,912
Pool #555481 8.250% 5/01/17	4,292	4,497
Pool #G00653 8.500% 11/01/25	24,420	29,019
Pool #554904 9.000% 3/01/17	58	60
Federal Home Loan Mortgage Corp. TBA Pool #1513 4.000% 3/01/42 (c)	24,825,000	26,423,109
Federal National Mortgage Association Pool #775539 2.330% 5/01/34 FRN	414,622	441,759
Pool #725692 2.362% 10/01/33 FRN	517,563	549,620
Pool #888586 2.411% 10/01/34 FRN	925,440	985,354
Pool #890564 3.000% 6/01/43	4,500,432	4,593,957
Pool #AR8708 3.500% 4/01/43	1,740,317	1,820,331
Pool #AT4050 3.500% 5/01/43	2,264,720	2,368,845
Pool #MA1463 3.500% 6/01/43	5,563,536	5,819,328
Pool #AB6261 4.000% 9/01/42	11,321,245	12,203,948
Pool #675713 5.000% 3/01/18	5,261	5,475

	Principal Amount	Value
Pool #545636 6.500% 5/01/17	$20,236	$20,830
Pool #254379 7.000% 7/01/32	53,994	63,844
Pool #252717 7.500% 9/01/29	3,176	3,784
Pool #535996 7.500% 6/01/31	12,809	15,345
Pool #254009 7.500% 10/01/31	28,411	34,083
Pool #253394 8.000% 7/01/20	15,144	16,731
Pool #323992 8.000% 11/01/29	2,524	3,060
Pool #525725 8.000% 2/01/30	5,112	6,121
Pool #253266 8.000% 5/01/30	5,792	7,044
Pool #537433 8.000% 5/01/30	2,623	3,210
Pool #253347 8.000% 6/01/30	8,499	10,360
Pool #544976 8.000% 7/01/30	474	575
Pool #535428 8.000% 8/01/30	8,192	9,965
Pool #543290 8.000% 9/01/30	61	74
Pool #547786 8.000% 9/01/30	2,426	2,906
Pool #550767 8.000% 9/01/30	7,211	8,741
Pool #553061 8.000% 9/01/30	13,179	15,914
Pool #253481 8.000% 10/01/30	7,044	8,584
Pool #535533 8.000% 10/01/30	7,223	8,793
Pool #560741 8.000% 11/01/30	2,932	3,589
Pool #253644 8.000% 2/01/31	3,404	3,896
Pool #581170 8.000% 5/01/31	1,556	1,879
Pool #583916 8.000% 5/01/31	2,062	2,534
Pool #593848 8.000% 7/01/31	997	1,216
Pool #190317 8.000% 8/01/31	42,349	51,487
Pool #545240 8.000% 9/01/31	4,598	5,605

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #541202 8.500% 8/01/26	$62,990	$73,046
Federal National Mortgage Association TBA Pool #869 2.500% 7/01/42 (c)	32,975,000	32,305,195
Pool #9768 3.000% 12/01/42 (c)	68,556,000	69,466,506
Pool #17115 3.500% 5/01/43 (c)	12,550,000	13,089,258
Pool #18388 4.000% 7/01/42 (c)	4,900,000	5,226,156
Government National Mortgage Association Pool #783896 3.500% 5/15/44	6,522,651	6,844,962
Pool #784026 3.500% 12/20/44	3,699,024	3,882,530
Pool #404246 6.500% 8/15/28	437	507
Pool #781038 6.500% 5/15/29	89,287	104,121
Pool #781468 6.500% 7/15/32	5,849	6,879
Pool #781496 6.500% 9/15/32	29,994	35,145
Pool #363066 7.000% 8/15/23	6,685	7,633
Pool #352049 7.000% 10/15/23	3,151	3,586
Pool #354674 7.000% 10/15/23	5,496	6,217
Pool #358555 7.000% 10/15/23	2,926	3,316
Pool #345964 7.000% 11/15/23	1,763	1,989
Pool #380866 7.000% 3/15/24	1,165	1,322
Pool #781124 7.000% 12/15/29	10,296	12,168
Pool #781319 7.000% 7/15/31	205,000	244,337
Pool #565982 7.000% 7/15/32	15,578	18,536
Pool #581417 7.000% 7/15/32	74,601	88,467
Pool #588012 7.000% 7/15/32	19,936	23,694
Pool #591581 7.000% 8/15/32	10,786	12,834
Pool #190766 7.500% 1/15/17	5,098	5,267

	Principal Amount	Value
Pool #187548 7.500% 4/15/17	$2,289	$2,391
Pool #203940 7.500% 4/15/17	7,696	7,988
Pool #201622 7.500% 5/15/17	7,433	7,765
Pool #192796 7.500% 6/15/17	1,710	1,790
Pool #357262 7.500% 9/15/23	2,721	3,129
Pool #441009 8.000% 11/15/26	1,094	1,302
Pool #522777 8.000% 12/15/29	6,242	7,577
Pool #434719 8.000% 2/15/30	99	122
Pool #523043 8.000% 3/15/30	325	394
Pool #529134 8.000% 3/15/30	1,852	2,265
Pool #477036 8.000% 4/15/30	744	910
Pool #503157 8.000% 4/15/30	25,848	31,148
Pool #528714 8.000% 4/15/30	1,952	2,390
Pool #544640 8.000% 11/15/30	23,310	28,618
Pool #531298 8.500% 8/15/30	1,978	2,447
Government National Mortgage Association II Pool #82488 1.750% 3/20/40 FRN	1,619,757	1,683,716
Pool #82462 2.500% 1/20/40 FRN	1,261,177	1,309,458
Government National Mortgage Association II TBA
Pool #548 3.000% 7/01/43 (c)	77,875,000	79,456,836
Pool #1635 3.500% 9/01/43 (c)	23,075,000	24,171,063
Pool #1367 4.000% 4/01/43 (c)	22,625,000	24,099,159
Pool #1523 4.500% 3/01/41 (c)	50,975,000	54,766,266

		373,474,329

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $401,555,951)		404,116,884

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 1.1%
U.S. Treasury Bonds & Notes — 1.1%
U.S. Treasury Bond (e) (f) 2.750% 8/15/42	$3,979,000	$3,881,316
U.S. Treasury Bond (e) 3.000% 11/15/44	12,600,000	12,869,296

		16,750,612

TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,809,346)		16,750,612

TOTAL BONDS & NOTES (Cost $1,559,328,313)		1,559,159,241

TOTAL LONG-TERM INVESTMENTS (Cost $1,571,424,602)		1,569,400,492

SHORT-TERM INVESTMENTS — 21.7%
Commercial Paper — 21.6%
Agrium, Inc. 0.550% 11/16/15	5,000,000	4,996,486
Agrium, Inc. 0.850% 1/19/16	15,000,000	14,961,042
Airgas, Inc. (a) 0.540% 10/19/15	7,000,000	6,998,110
Aon Corp. (a) 0.450% 10/05/15	13,000,000	12,999,350
Aon Corp. (a) 0.470% 10/22/15	10,000,000	9,997,258
Aon Corp. (a) 0.610% 11/09/15	7,000,000	6,995,374
Becton Dickinson & Co. (a) 0.500% 10/26/15	20,000,000	19,993,056
Bell Canada (a) 0.430% 10/06/15	7,750,000	7,749,537
CBS Corp. (a) 0.400% 10/26/15	4,700,000	4,698,694
Celgene Corp. (a) 0.460% 10/20/15	10,000,000	9,997,572
Celgene Corp. (a) 0.520% 11/23/15	7,500,000	7,494,258
CenterPoint Energy, Inc. (a) 0.450% 10/27/15	5,000,000	4,998,375
Commonwealth Edison Co. (a) 0.440% 10/26/15	10,000,000	9,996,945
EnCana Corp. (a) 0.520% 10/01/15	9,000,000	9,000,000
EnCana Corp. (a) 0.520% 10/06/15	5,290,000	5,289,618
EnCana Corp. (a) 0.530% 10/01/15	7,500,000	7,500,000
EnCana Corp. (a) 0.530% 10/06/15	6,000,000	5,999,558

	Principal Amount	Value
ERAC USA Finance LLC (a) 0.440% 10/21/15	$5,000,000	$4,998,778
ERAC USA Finance LLC (a) 0.550% 10/19/15	18,000,000	17,995,050
Eversource Energy (a) 0.350% 10/14/15	7,500,000	7,499,052
Experian Finance PLC (a) 0.570% 10/19/15	5,000,000	4,998,575
FMC Technologies, Inc. (a) 0.420% 10/01/15	3,425,000	3,425,000
FMC Technologies, Inc. (a) 0.550% 11/09/15	4,250,000	4,247,468
Holcim US Finance SARL & Cie (a) 0.600% 10/15/15	10,000,000	9,997,667
Holcim US Finance SARL & Cie (a) 0.600% 10/21/15	2,600,000	2,599,133
Holcim US Finance SARL & Cie (a) 0.600% 11/24/15	5,000,000	4,995,500
Hyundai Capital America (a) 0.510% 11/03/15	7,000,000	6,996,728
Hyundai Capital America (a) 0.530% 11/02/15	3,500,000	3,498,351
Hyundai Capital America (a) 0.570% 10/13/15	10,000,000	9,998,100
Nabors Industries, Inc. (a) 0.420% 10/02/15	10,000,000	9,999,883
Nabors Industries, Inc. (a) 0.420% 10/07/15	6,750,000	6,749,528
National Grid USA (a) 0.540% 10/06/15	7,500,000	7,499,438
Sempra Energy Holding (a) 0.440% 10/27/15	5,000,000	4,998,411
Spectra Energy Capital LLC (a) 0.430% 10/13/15	5,000,000	4,999,283
Tate & Lyle International Finance PLC (a) 0.530% 11/03/15	8,500,000	8,495,870
Thomson Reuters Corp. (a) 0.650% 10/07/15	5,000,000	4,999,467
Thomson Reuters Corp. (a) 0.670% 11/10/15	15,000,000	14,988,833
TransCanada American (a) 0.450% 10/20/15	7,500,000	7,498,219
Virginia Electric and Power Co. 0.430% 11/16/15	8,000,000	7,995,604
Volvo Group Treasury National (a) 0.480% 10/22/15	7,500,000	7,497,900
WPP CP LLC (a) 0.530% 10/19/15	7,000,000	6,998,145
WPP CP LLC (a) 0.540% 10/16/15	12,850,000	12,847,109

		336,482,325

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposits — 0.1%
Euro Time Deposit 0.010% 10/01/15	$1,159,338	$1,159,338

TOTAL SHORT-TERM INVESTMENTS (Cost $337,641,663)		337,641,663

TOTAL INVESTMENTS — 122.4% (Cost $1,909,066,265) (g)		1,907,042,155

Other Assets/(Liabilities) — (22.4)%		(348,527,083)

NET ASSETS — 100.0%		$1,558,515,072

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $635,374,520 or 40.77% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2015, these securities amounted to a value of $39,872 or 0.00% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Restricted security. Certain securities are restricted as to resale. At September 30, 2015, these securities amounted to a value of $1,542,794 or 0.10% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	87.3%
Cayman Islands	5.6%
United Kingdom	1.0%
Mexico	0.9%
Canada	0.7%
Ireland	0.6%
Luxembourg	0.6%
Brazil	0.5%
Switzerland	0.5%
Australia	0.5%
Bermuda	0.4%
Netherlands	0.4%
Austria	0.3%
France	0.3%
Panama	0.2%
Italy	0.1%
India	0.1%
Republic of Korea	0.1%
British Virgin Islands	0.1%
Poland	0.1%
Turkey	0.1%
Hong Kong	0.1%
United Arab Emirates	0.1%
Chile	0.1%
Sweden	0.0%
Spain	0.0%
Peru	0.0%
Barbados	0.0%

Total Long-Term Investments	100.7%
Short-Term Investments and Other Assets and Liabilities	(0.7)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 0.6%

COMMON STOCK — 0.0%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
The Newark Group, Inc. (a) (b)	26,904	$24,752

TOTAL COMMON STOCK (Cost $22,685)		24,752

PREFERRED STOCK — 0.6%
Consumer, Non-cyclical — 0.2%
Pharmaceuticals — 0.2%
Allergan PLC 5.500%	315	297,190

Energy — 0.3%
Oil & Gas — 0.3%
Southwestern Energy Co. 6.250%	5,000	155,400
Anadarko Petroleum Corp. 7.500%	8,300	310,669

		466,069

Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%	10,000	253,800

TOTAL PREFERRED STOCK (Cost $1,234,072)		1,017,059

TOTAL EQUITIES (Cost $1,256,757)		1,041,811

	Principal Amount
BONDS & NOTES — 95.4%

CORPORATE DEBT — 43.2%
Advertising — 0.2%
Omnicom Group, Inc. 3.625% 5/01/22	$150,000	151,774
WPP Finance 2010 5.625% 11/15/43	225,000	235,803

		387,577

Aerospace & Defense — 0.7%
Harris Corp. 2.700% 4/27/20	90,000	89,053
Harris Corp. 3.832% 4/27/25	50,000	48,952
Moog, Inc. (c) 5.250% 12/01/22	600,000	600,000
Orbital ATK, Inc. 5.250% 10/01/21	435,000	440,438
United Technologies Corp. 6.125% 7/15/38	105,000	129,342

		1,307,785

	Principal Amount	Value
Agriculture — 0.6%
Altria Group, Inc. 2.850% 8/09/22	$110,000	$107,473
Altria Group, Inc. 4.250% 8/09/42	50,000	46,220
Bunge Ltd. Finance Corp. 3.200% 6/15/17	65,000	66,209
Imperial Tobacco Finance PLC (c) 3.750% 7/21/22	510,000	514,830
Reynolds American, Inc. 4.450% 6/12/25	200,000	209,271
Reynolds American, Inc. 5.850% 8/15/45	150,000	166,885

		1,110,888

Airlines — 0.1%
American Airlines Pass Through Trust, Series 2014-1, Class A 3.700% 4/01/28	63,095	62,701
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	23,847	23,847
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	60,000	61,350

		147,898

Auto Manufacturers — 0.6%
Ford Motor Co. 6.500% 8/01/18	100,000	111,505
Ford Motor Co. 7.450% 7/16/31	200,000	248,442
General Motors Co. 5.200% 4/01/45	225,000	211,150
General Motors Financial Co., Inc. 4.300% 7/13/25	200,000	193,483
Hyundai Capital America (c) 1.450% 2/06/17	145,000	144,920
Hyundai Capital America (c) 2.550% 2/06/19	80,000	80,419

		989,919

Automotive & Parts — 0.4%
Cooper Tire & Rubber Co. 8.000% 12/15/19	280,000	310,800
International Automotive Components Group SA (c) 9.125% 6/01/18	9,000	9,135
Meritor, Inc. 6.750% 6/15/21	185,000	185,925
Meritor, Inc., Convertible STEP 7.875% 3/01/26	115,000	155,969

		661,829

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Banks — 3.9%
Associated Banc-Corp. 2.750% 11/15/19	$310,000	$314,269
Associated Banc-Corp. 4.250% 1/15/25	495,000	503,199
Bank of America Corp. 3.625% 3/17/16	165,000	167,177
Bank of America Corp. 3.950% 4/21/25	315,000	306,443
Bank of America Corp. 4.000% 4/01/24	165,000	169,836
Bank of America Corp. 5.650% 5/01/18	30,000	32,733
Bank of America Corp. 5.875% 2/07/42	55,000	64,313
Bank of America Corp. 7.625% 6/01/19	850,000	1,000,389
Barclays PLC 4.375% 9/11/24	200,000	193,806
Compass Bank 3.875% 4/10/25	250,000	233,050
Credit Suisse AG 5.400% 1/14/20	130,000	144,107
Discover Bank 7.000% 4/15/20	600,000	695,624
First Horizon National Corp. 5.375% 12/15/15	274,000	276,356
FirstMerit Corp. 4.350% 2/04/23	35,000	35,990
The Goldman Sachs Group, Inc. 5.150% 5/22/45	290,000	284,652
The Goldman Sachs Group, Inc. VRN 5.375% 12/31/49	240,000	234,450
HSBC Holdings PLC 6.500% 9/15/37	125,000	146,426
ICICI Bank Ltd. (c) 4.750% 11/25/16	275,000	284,022
Itau Unibanco Holding SA (c) 2.850% 5/26/18	200,000	187,340
JP Morgan Chase & Co. 3.875% 9/10/24	140,000	138,662
JP Morgan Chase & Co. 4.950% 6/01/45	270,000	270,810
Morgan Stanley 3.950% 4/23/27	200,000	192,616
Santander Holdings USA, Inc. 2.650% 4/17/20	250,000	245,459
SVB Financial Group 3.500% 1/29/25	295,000	287,713
SVB Financial Group 5.375% 9/15/20	35,000	39,014
Valley National Bancorp 5.125% 9/27/23	110,000	117,769

	Principal Amount	Value
Wells Fargo & Co. 4.300% 7/22/27	$280,000	$285,359
Wells Fargo & Co. 4.600% 4/01/21	25,000	27,435

		6,879,019

Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc. 8.200% 1/15/39	250,000	351,650
Constellation Brands, Inc. 4.250% 5/01/23	97,000	96,636
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	35,000	32,742
JB y Co. SA de CV (c) 3.750% 5/13/25	350,000	335,990

		817,018

Biotechnology — 0.4%
Amgen, Inc. 5.150% 11/15/41	175,000	179,856
Celgene Corp. 3.550% 8/15/22	420,000	426,339
Gilead Sciences, Inc. 4.750% 3/01/46	95,000	95,438

		701,633

Building Materials — 0.3%
CRH America, Inc. (c) 3.875% 5/18/25	200,000	200,311
CRH America, Inc. 8.125% 7/15/18	95,000	110,488
Owens Corning, Inc. 4.200% 12/01/24	140,000	139,076

		449,875

Chemicals — 1.6%
Ashland, Inc. 3.875% 4/15/18	210,000	211,575
CF Industries, Inc. 3.450% 6/01/23	28,000	26,650
The Chemours Co. (c) 7.000% 5/15/25	578,000	380,035
Cytec Industries, Inc. 3.500% 4/01/23	30,000	29,305
Cytec Industries, Inc. 8.950% 7/01/17	88,000	97,616
The Dow Chemical Co. 8.550% 5/15/19	100,000	120,887
Hercules, Inc., Convertible 6.500% 6/30/29	150,000	131,531
Incitec Pivot Finance LLC (c) 6.000% 12/10/19	50,000	54,718
Incitec Pivot Ltd. (c) 4.000% 12/07/15	475,000	477,174

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
LYB International Finance BV 5.250% 7/15/43	$250,000	$248,816
Methanex Corp. 5.250% 3/01/22	40,000	42,591
RPM International, Inc. 6.125% 10/15/19	650,000	727,843
RPM International, Inc. 6.500% 2/15/18	75,000	82,282
Tronox Finance LLC 6.375% 8/15/20	122,000	77,470
Valspar Corp. 7.250% 6/15/19	150,000	173,697

		2,882,190

Commercial Services — 1.1%
The ADT Corp. 6.250% 10/15/21	750,000	773,438
Cardtronics, Inc., Convertible 1.000% 12/01/20	100,000	92,625
ERAC USA Finance LLC (c) 2.800% 11/01/18	25,000	25,569
ERAC USA Finance LLC (c) 3.300% 10/15/22	75,000	74,901
ERAC USA Finance LLC (c) 7.000% 10/15/37	50,000	62,177
Leidos Holdings, Inc. 4.450% 12/01/20	350,000	348,171
McGraw Hill Financial, Inc. (c) 3.300% 8/14/20	240,000	244,197
McGraw Hill Financial, Inc. (c) 4.000% 6/15/25	160,000	159,249
The Western Union Co. 5.930% 10/01/16	80,000	83,486

		1,863,813

Computers — 0.2%
Hewlett-Packard Co. (c) 3.600% 10/15/20	170,000	169,953
SanDisk Corp., Convertible 0.500% 10/15/20	243,000	235,254

		405,207

Distribution & Wholesale — 0.2%
Arrow Electronics, Inc. 3.000% 3/01/18	45,000	45,508
Arrow Electronics, Inc. 4.500% 3/01/23	45,000	46,016
Ingram Micro, Inc. 4.950% 12/15/24	335,000	345,635

		437,159

Diversified Financial — 4.0%
Affiliated Managers Group, Inc. 4.250% 2/15/24	245,000	249,143

	Principal Amount	Value
Air Lease Corp. 2.625% 9/04/18	$450,000	$449,406
Air Lease Corp. 3.375% 1/15/19	175,000	177,187
Air Lease Corp. 3.875% 4/01/21	125,000	126,563
Air Lease Corp. 5.625% 4/01/17	40,000	41,750
Ally Financial, Inc. 5.125% 9/30/24	495,000	488,812
American Express Co. VRN 6.800% 9/01/66	5,000	5,056
Ares Finance Co. LLC (c) 4.000% 10/08/24	225,000	218,750
Citigroup, Inc. 3.875% 3/26/25	440,000	427,597
Citigroup, Inc. 5.875% 1/30/42	75,000	87,219
Citigroup, Inc. 8.500% 5/22/19	76,000	91,759
Eaton Vance Corp. 3.625% 6/15/23	43,000	43,768
Eaton Vance Corp. 6.500% 10/02/17	25,000	27,323
Ford Motor Credit Co. LLC 3.000% 6/12/17	200,000	203,170
General Electric Capital Corp. 6.875% 1/10/39	250,000	350,029
The Goldman Sachs Group, Inc. 1.600% 11/23/15	130,000	130,178
The Goldman Sachs Group, Inc. 5.950% 1/15/27	375,000	427,117
The Goldman Sachs Group, Inc. 6.250% 2/01/41	35,000	42,204
The Goldman Sachs Group, Inc. 6.345% 2/15/34	40,000	45,818
The Goldman Sachs Group, Inc. 6.750% 10/01/37	40,000	47,717
Guanay Finance Ltd. (c) 6.000% 12/15/20	250,000	246,562
Hyundai Capital America (c) 1.625% 10/02/15	80,000	80,000
Hyundai Capital America (c) 2.875% 8/09/18	60,000	60,990
IntercontinentalExchange Group, Inc. 4.000% 10/15/23	125,000	130,165
International Lease Finance Corp. 5.875% 4/01/19	341,000	358,561
JP Morgan Chase & Co. 4.500% 1/24/22	175,000	188,820
Lazard Group LLC 4.250% 11/14/20	915,000	969,215

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lazard Group LLC 6.850% 6/15/17	$24,000	$25,933
Legg Mason, Inc. 5.625% 1/15/44	125,000	129,373
Merrill Lynch & Co., Inc. 7.750% 5/14/38	125,000	170,914
Morgan Stanley 3.800% 4/29/16	200,000	203,279
Morgan Stanley 4.350% 9/08/26	80,000	80,412
Morgan Stanley 5.750% 1/25/21	60,000	68,429
Morgan Stanley 6.625% 4/01/18	600,000	668,120
Stifel Financial Corp. 4.250% 7/18/24	70,000	69,980

		7,131,319

Electric — 1.4%
Appalachian Power Co. 3.400% 6/01/25	120,000	118,804
Berkshire Hathaway Energy 5.950% 5/15/37	120,000	141,589
Elwood Energy LLC 8.159% 7/05/26	270,484	298,884
Entergy Louisiana LLC 4.950% 1/15/45	110,000	111,116
IPALCO Enterprises, Inc. (c) 3.450% 7/15/20	290,000	280,575
LG&E and KU Energy LLC 4.375% 10/01/21	250,000	272,742
Metropolitan Edison Co. (c) 4.000% 4/15/25	105,000	106,988
National Fuel Gas Co. 3.750% 3/01/23	55,000	51,857
NiSource Finance Corp. 4.800% 2/15/44	90,000	93,092
Pennsylvania Electric Co. (c) 4.150% 4/15/25	150,000	151,866
PPL Capital Funding, Inc. 5.000% 3/15/44	90,000	94,121
Puget Energy, Inc. (c) 3.650% 5/15/25	100,000	98,686
Puget Sound Energy, Inc. 4.300% 5/20/45	210,000	214,743
Southern California Edison Co. 5.950% 2/01/38	60,000	74,609
Tri-State Generation & Transmission Association, Series 2003, Class A (c) 6.040% 1/31/18	38,015	40,305
Tri-State Generation & Transmission Association, Series 2003, Class B (c) 7.144% 7/31/33	185,000	238,663

		2,388,640

	Principal Amount	Value
Electrical Components & Equipment — 0.2%
Legrand France SA 8.500% 2/15/25	$250,000	$343,018

Electronics — 0.2%
Agilent Technologies, Inc. 3.875% 7/15/23	73,000	73,801
Amphenol Corp. 2.550% 1/30/19	100,000	101,046
Avnet, Inc. 4.875% 12/01/22	67,000	69,868
Jabil Circuit, Inc. 8.250% 3/15/18	45,000	50,287
PerkinElmer, Inc. 5.000% 11/15/21	125,000	134,509

		429,511

Engineering & Construction — 0.1%
Odebrecht Offshore Drilling Finance Ltd. (c) 6.625% 10/01/23	420,390	105,518
Zachry Holdings, Inc. (c) 7.500% 2/01/20	56,000	55,300

		160,818

Foods — 0.6%
ConAgra Foods, Inc. 4.950% 8/15/20	275,000	300,640
ConAgra Foods, Inc. 6.625% 8/15/39	30,000	32,922
Kraft Heinz Foods, Co. (c) 2.800% 7/02/20	280,000	281,835
Tyson Foods, Inc. 2.650% 8/15/19	45,000	45,339
Tyson Foods, Inc. 3.950% 8/15/24	90,000	91,675
Tyson Foods, Inc. 4.500% 6/15/22	150,000	158,966
Tyson Foods, Inc. 4.875% 8/15/34	65,000	66,241
Tyson Foods, Inc. STEP 6.600% 4/01/16	95,000	97,607
WM Wrigley Jr. Co. (c) 2.400% 10/21/18	35,000	35,616

		1,110,841

Forest Products & Paper — 0.2%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	200,000	203,158
International Paper Co. 4.750% 2/15/22	75,000	81,000
International Paper Co. 9.375% 5/15/19	110,000	135,518

		419,676

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Health Care – Products — 0.5%
St. Jude Medical, Inc. 2.800% 9/15/20	$280,000	$281,622
Wright Medical Group, Inc., Convertible (c) 2.000% 2/15/20	400,000	380,500
Zimmer Biomet Holdings, Inc. 3.550% 4/01/25	260,000	254,598

		916,720

Health Care – Services — 0.2%
Anthem, Inc., Convertible 2.750% 10/15/42	50,000	94,188
Kaiser Foundation Hospitals 3.500% 4/01/22	65,000	66,970
UnitedHealth Group, Inc. 3.950% 10/15/42	85,000	80,084
UnitedHealth Group, Inc. 6.875% 2/15/38	75,000	99,870

		341,112

Holding Company – Diversified — 0.2%
Horizon Pharma Investment Ltd., Convertible (c) 2.500% 3/15/22	275,000	266,406

Home Furnishing — 0.0%
Whirlpool Corp. 3.700% 3/01/23	50,000	50,221
Whirlpool Corp. 5.150% 3/01/43	20,000	20,362

		70,583

Household Products — 0.2%
Avery Dennison Corp. 3.350% 4/15/23	30,000	29,278
Jarden Corp., Convertible 1.500% 6/15/19	185,000	248,247

		277,525

Housewares — 0.1%
Toro Co. 7.800% 6/15/27	170,000	223,936

Insurance — 3.0%
The Allstate Corp. 5.550% 5/09/35	50,000	58,476
The Allstate Corp. VRN 5.750% 8/15/53	790,000	817,927
Arch Capital Group US, Inc. 5.144% 11/01/43	80,000	82,558
AXIS Specialty Finance PLC 2.650% 4/01/19	45,000	45,201
Brown & Brown, Inc. 4.200% 9/15/24	190,000	191,574
The Chubb Corp. VRN 6.375% 4/15/37	749,000	738,701

	Principal Amount	Value
CNA Financial Corp. 3.950% 5/15/24	$85,000	$85,570
Five Corners Funding Trust (c) 4.419% 11/15/23	100,000	104,592
Liberty Mutual Group, Inc. (c) 4.250% 6/15/23	43,000	44,472
Marsh & McLennan Companies, Inc. 3.750% 3/14/26	80,000	80,442
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	150,000	174,438
MetLife Capital Trust IV (c) 7.875% 12/15/37	150,000	183,750
The Progressive Corp. VRN 6.700% 6/15/37	155,000	156,550
Prudential Financial, Inc. VRN 5.200% 3/15/44	135,000	132,595
Prudential Financial, Inc. VRN 5.625% 6/15/43	110,000	113,520
Prudential Financial, Inc. 6.200% 11/15/40	125,000	149,900
Prudential Financial, Inc. VRN 8.875% 6/15/38	715,000	820,641
QBE Capital Funding III Ltd. VRN (c) 7.250% 5/24/41	313,000	348,995
Reinsurance Group of America, Inc. 4.700% 9/15/23	95,000	102,379
Reinsurance Group of America, Inc. 5.000% 6/01/21	95,000	104,270
USF&G Capital I (c) 8.500% 12/15/45	95,000	138,060
Voya Financial, Inc. 5.500% 7/15/22	100,000	113,898
Voya Financial, Inc. VRN 5.650% 5/15/53	255,000	257,040
Willis Group Holdings PLC 4.125% 3/15/16	20,000	20,245
Willis North America, Inc. 7.000% 9/29/19	43,000	49,148
XLIT Ltd. 4.450% 3/31/25	75,000	75,054
XLIT Ltd. 5.500% 3/31/45	200,000	188,241

		5,378,237

Internet — 0.8%
Baidu, Inc. 2.250% 11/28/17	200,000	199,798
Expedia, Inc. 7.456% 8/15/18	320,000	361,163
FireEye, Inc., Convertible (c) 1.625% 6/01/35	650,000	574,844
LinkedIn Corp., Convertible (c) 0.500% 11/01/19	150,000	147,656

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tencent Holdings Ltd. (c) 3.800% 2/11/25	$200,000	$192,572

		1,476,033

Investment Companies — 0.2%
Ares Capital Corp. 3.875% 1/15/20	205,000	211,081
FS Investment Corp. 4.000% 7/15/19	200,000	202,690

		413,771

Iron & Steel — 0.4%
AK Steel Corp., Convertible 5.000% 11/15/19	96,000	66,480
Gerdau Trade, Inc. (c) 4.750% 4/15/23	90,000	71,550
Glencore Funding LLC (c) 4.000% 4/16/25	155,000	119,737
Reliance Steel & Aluminum Co. 4.500% 4/15/23	65,000	62,042
Reliance Steel & Aluminum Co. 6.200% 11/15/16	395,000	410,172

		729,981

Leisure Time — 0.0%
Carnival Corp. 1.875% 12/15/17	50,000	50,231

Lodging — 0.5%
Hyatt Hotels Corp. 3.375% 7/15/23	40,000	38,997
Marriott International, Inc. 3.375% 10/15/20	95,000	98,478
Wyndham Worldwide Corp. 2.950% 3/01/17	60,000	60,731
Wyndham Worldwide Corp. 5.625% 3/01/21	650,000	706,406
Wyndham Worldwide Corp. 6.000% 12/01/16	2,000	2,097

		906,709

Machinery – Diversified — 0.2%
The Manitowoc Co., Inc. 8.500% 11/01/20	175,000	182,875
Roper Technologies, Inc. 3.125% 11/15/22	100,000	98,634
Xylem, Inc. 4.875% 10/01/21	100,000	109,595

		391,104

Manufacturing — 0.4%
Carlisle Cos., Inc. 3.750% 11/15/22	85,000	85,194
Harsco Corp 2.700% 10/15/15	257,000	256,872

	Principal Amount	Value
JB Poindexter & Co., Inc. (c) 9.000% 4/01/22	$200,000	$210,500
Textron, Inc. 4.300% 3/01/24	120,000	123,488

		676,054

Media — 2.5%
21st Century Fox America, Inc. 6.900% 8/15/39	125,000	152,748
CBS Corp. 7.875% 7/30/30	100,000	129,890
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750% 1/15/24	600,000	573,000
CCO Safari II LLC (c) 4.464% 7/23/22	340,000	340,179
Discovery Communications LLC 4.875% 4/01/43	200,000	172,511
DISH DBS Corp. 5.875% 11/15/24	1,000,000	849,375
Globo Comunicacao e Participacoes SA (c) 4.875% 4/11/22	200,000	193,000
Sirius XM Radio, Inc. (c) 5.375% 4/15/25	1,000,000	955,000
TEGNA, Inc. 5.125% 7/15/20	500,000	510,000
Time Warner Cable, Inc. 4.500% 9/15/42	420,000	332,062
Time Warner Cable, Inc. 5.500% 9/01/41	240,000	214,947

		4,422,712

Mining — 1.0%
Detour Gold Corp., Convertible 5.500% 11/30/17	105,000	101,259
Freeport-McMoRan, Inc. 2.375% 3/15/18	45,000	39,375
Freeport-McMoRan, Inc. 4.000% 11/14/21	325,000	253,500
Freeport-McMoRan, Inc. 5.450% 3/15/43	70,000	48,650
Newcrest Finance Property Ltd. (c) 4.450% 11/15/21	200,000	188,423
Teck Resources Ltd. 6.250% 7/15/41	200,000	111,000
Vale Overseas Ltd. 6.250% 1/23/17	865,000	880,449
Vale Overseas Ltd. 6.875% 11/10/39	85,000	65,711

		1,688,367

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.625% 3/15/24	130,000	131,024

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pitney Bowes, Inc. 4.750% 5/15/18	$10,000	$10,646
Pitney Bowes, Inc. 5.750% 9/15/17	14,000	15,063

		156,733

Oil & Gas — 4.4%
American Energy-Permian Basin LLC (c) 8.000% 5/01/22	400,000	100,000
Anadarko Petroleum Corp. 6.450% 9/15/36	300,000	330,043
California Resources Corp. 6.000% 11/15/24	115,000	68,497
Calumet Specialty Products Partners LP/Calumet Finance Corp. 6.500% 4/15/21	300,000	270,000
Calumet Specialty Products Partners LP/Calumet Finance Corp. 7.625% 1/15/22	1,250,000	1,162,500
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	80,000	56,800
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	780,000	670,800
Chesapeake Energy Corp. 4.875% 4/15/22	750,000	489,375
Citgo Holding, Inc. (c) 10.750% 2/15/20	500,000	488,750
Ecopetrol SA 4.250% 9/18/18	15,000	15,150
Ensco PLC 5.200% 3/15/25	75,000	57,081
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	35,000	34,842
Jupiter Resources, Inc. (c) 8.500% 10/01/22	124,000	69,750
KazMunayGas National Co. JSC (c) 4.400% 4/30/23	90,000	75,600
Newfield Exploration Co. 5.375% 1/01/26	1,000,000	915,000
PBF Holding Co. LLC/PBF Finance Corp. 8.250% 2/15/20	555,000	567,765
Pemex Project Funding Master Trust 6.625% 6/15/38	51,000	46,537
Petrobras Global Finance BV 3.000% 1/15/19	40,000	28,900
Petrobras Global Finance BV 3.250% 3/17/17	355,000	313,287
Petrobras International Finance Co. 3.875% 1/27/16	220,000	216,150
Petroleos Mexicanos 3.125% 1/23/19	25,000	24,469

	Principal Amount	Value
Petroleos Mexicanos 5.500% 1/21/21	$375,000	$394,294
Petroleos Mexicanos Co. 6.375% 1/23/45	35,000	31,444
Phillips 66 4.300% 4/01/22	75,000	78,586
Phillips 66 4.650% 11/15/34	225,000	219,026
Phillips 66 5.875% 5/01/42	75,000	81,178
Rowan Cos., Inc. 4.875% 6/01/22	175,000	130,423
Rowan Cos., Inc. 5.000% 9/01/17	210,000	205,933
Shell International Finance BV 5.500% 3/25/40	110,000	125,582
Southwestern Energy Co. 4.100% 3/15/22	170,000	153,782
Southwestern Energy Co. 4.950% 1/23/25	130,000	116,187
Talisman Energy, Inc. 5.500% 5/15/42	100,000	77,251
Whiting Petroleum Corp., Convertible (c) 1.250% 4/01/20	240,000	195,450

		7,810,432

Oil & Gas Services — 0.3%
Hornbeck Offshore Services, Inc., Convertible 1.500% 9/01/19	235,000	174,340
SEACOR Holdings, Inc., Convertible 3.000% 11/15/28	80,000	63,600
Weatherford International Ltd. 4.500% 4/15/22	100,000	80,880
Weatherford International Ltd. 5.950% 4/15/42	155,000	107,758
Weatherford International Ltd. 6.000% 3/15/18	25,000	25,305

		451,883

Packaging & Containers — 0.1%
Brambles USA Inc., Series A (c) 5.350% 4/01/20	35,000	38,682
Sonoco Products Co. 4.375% 11/01/21	100,000	106,599

		145,281

Pharmaceuticals — 1.1%
AbbVie, Inc. 3.600% 5/14/25	160,000	157,803
AbbVie, Inc. 4.400% 11/06/42	50,000	45,688
AbbVie, Inc. 4.500% 5/14/35	210,000	202,714

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Actavis Funding SCS 3.450% 3/15/22	$370,000	$365,759
AstraZeneca PLC 6.450% 9/15/37	250,000	323,139
Baxalta, Inc. (c) 3.600% 6/23/22	40,000	40,385
Baxalta, Inc. (c) 4.000% 6/23/25	80,000	80,124
McKesson Corp. 1.292% 3/10/17	40,000	39,924
McKesson Corp. 2.284% 3/15/19	45,000	45,094
McKesson Corp. 3.796% 3/15/24	75,000	76,911
McKesson Corp. 4.883% 3/15/44	70,000	71,211
Pernix Therapeutics Holdings, Inc., Convertible (c) 4.250% 4/01/21	250,000	174,063
Valeant Pharmaceuticals International (c) 7.000% 10/01/20	200,000	204,000
VRX Escrow Corp. (c) 6.125% 4/15/25	113,000	107,633

		1,934,448

Pipelines — 1.6%
CenterPoint Energy Resources Corp. 4.500% 1/15/21	175,000	187,452
CenterPoint Energy Resources Corp. 5.850% 1/15/41	150,000	173,337
Energy Transfer Equity LP 7.500% 10/15/20	100,000	99,500
Energy Transfer Partners LP 4.150% 10/01/20	60,000	60,691
Energy Transfer Partners LP 4.750% 1/15/26	200,000	184,017
Enterprise Products Operating LP 5.950% 2/01/41	135,000	139,075
Kinder Morgan Energy Partners LP 6.500% 2/01/37	85,000	81,294
Kinder Morgan Energy Partners LP 6.950% 1/15/38	15,000	14,864
Kinder Morgan, Inc. 3.050% 12/01/19	250,000	245,457
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875% 6/01/25	1,000,000	919,800
MPLX LP 4.000% 2/15/25	650,000	596,220
ONEOK Partners LP 6.125% 2/01/41	100,000	89,982
The Williams Cos., Inc. 3.700% 1/15/23	45,000	34,896

		2,826,585

	Principal Amount	Value
Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	$225,000	$236,082

Real Estate Investment Trusts (REITS) — 1.4%
American Tower Corp. 3.400% 2/15/19	80,000	82,350
American Tower Corp. 3.450% 9/15/21	225,000	226,016
Brandywine Operating Partners LP 4.950% 4/15/18	300,000	317,371
DCT Industrial Operating Partnership LP 4.500% 10/15/23	60,000	62,024
DDR Corp. 4.750% 4/15/18	275,000	291,015
DDR Corp. 9.625% 3/15/16	95,000	98,356
Digital Delta Holdings LLC (c) (d) 3.400% 10/01/20	140,000	140,530
Digital Realty Trust LP 3.950% 7/01/22	240,000	239,734
Duke Realty LP 8.250% 8/15/19	125,000	151,441
Federal Realty Investment Trust 5.900% 4/01/20	25,000	28,609
HCP, Inc. 2.625% 2/01/20	95,000	94,672
Highwoods Realty LP 7.500% 4/15/18	110,000	123,909
Host Hotels & Resorts LP 4.000% 6/15/25	160,000	157,721
Liberty Property LP 3.375% 6/15/23	50,000	48,644
ProLogis LP 2.750% 2/15/19	35,000	35,659
ProLogis LP 3.350% 2/01/21	165,000	167,254
Vereit Operating Partnership LP 2.000% 2/06/17	105,000	102,900
Vereit Operating Partnership LP 3.000% 2/06/19	50,000	47,688
Vereit Operating Partnership LP 4.600% 2/06/24	65,000	62,400

		2,478,293

Retail — 2.0%
Bed Bath & Beyond, Inc. 3.749% 8/01/24	30,000	30,266
Bed Bath & Beyond, Inc. 5.165% 8/01/44	75,000	71,035
CVS Health Corp. 3.500% 7/20/22	380,000	392,473
CVS Health Corp. 6.125% 9/15/39	25,000	30,283

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CVS Pass-Through Trust (c) 5.926% 1/10/34	$227,327	$260,920
CVS Pass-Through Trust (c) 7.507% 1/10/32	17,454	21,601
Dollar Tree Inc (c) 5.750% 3/01/23	1,000,000	1,037,500
El Puerto de Liverpool SAB de CV (c) 3.950% 10/02/24	280,000	273,000
GNC Holdings, Inc., Convertible (c) 1.500% 8/15/20	45,000	41,513
The Home Depot, Inc. 5.950% 4/01/41	100,000	125,971
O’Reilly Automotive, Inc. 3.850% 6/15/23	46,000	47,089
O’Reilly Automotive, Inc. 4.875% 1/14/21	225,000	248,614
Tiffany & Co. 4.900% 10/01/44	105,000	101,476
Wal-Mart Stores, Inc. 5.625% 4/01/40	205,000	247,507
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	185,000	187,497
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	245,000	243,690
Walgreens Boots Alliance, Inc. 4.800% 11/18/44	95,000	91,069

		3,451,504

Savings & Loans — 0.2%
Glencore Funding LLC (c) 1.700% 5/27/16	160,000	152,000
Glencore Funding LLC (c) 2.500% 1/15/19	114,000	97,185
Glencore Funding LLC (c) 3.125% 4/29/19	65,000	54,600

		303,785

Semiconductors — 0.7%
Intel Corp., Convertible 3.250% 8/01/39	45,000	67,894
KLA-Tencor Corp. 4.650% 11/01/24	230,000	229,835
Lam Research Corp. 3.800% 3/15/25	145,000	140,515
Microchip Technology, Inc., Convertible (c) 1.625% 2/15/25	225,000	215,297
Micron Technology, Inc., Convertible 3.125% 5/01/32	170,000	281,987
NXP BV/NXP Funding LLC (c) 3.750% 6/01/18	110,000	110,275
ON Semiconductor Corp., Convertible (c) 1.000% 12/01/20	120,000	111,675

		1,157,478

	Principal Amount	Value
Software — 0.8%
Audatex North America, Inc. (c) 6.125% 11/01/23	$1,000,000	$1,005,000
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	45,000	47,086
Citrix Systems, Inc., Convertible 0.500% 4/15/19	160,000	168,700
Oracle Corp. 5.375% 7/15/40	250,000	278,348

		1,499,134

Telecommunications — 1.7%
AT&T, Inc. 3.400% 5/15/25	270,000	257,714
AT&T, Inc. 6.550% 2/15/39	175,000	197,851
Embarq Corp. 7.082% 6/01/16	210,000	215,685
Embarq Corp. 7.995% 6/01/36	45,000	46,420
Frontier Communications Corp. (c) 8.875% 9/15/20	128,000	125,440
Gogo, Inc., Convertible (c) 3.750% 3/01/20	210,000	187,688
Motorola Solutions, Inc. 3.500% 3/01/23	90,000	81,109
Sprint Capital Corp. 6.900% 5/01/19	100,000	88,000
Sprint Corp. 7.875% 9/15/23	250,000	202,344
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	225,000	235,052
Telefonica Emisiones SAU 3.992% 2/16/16	275,000	277,866
Verizon Communications, Inc. 2.625% 2/21/20	115,000	115,341
Verizon Communications, Inc. 3.500% 11/01/24	240,000	235,970
Verizon Communications, Inc. 5.012% 8/21/54	77,000	70,081
Verizon Communications, Inc. 5.150% 9/15/23	95,000	104,946
Verizon Communications, Inc. 6.550% 9/15/43	79,000	93,334
Verizon Global Funding Corp. 7.750% 12/01/30	300,000	400,777

		2,935,618

Transportation — 0.5%
Asciano Finance (c) 4.625% 9/23/20	45,000	47,237
Burlington Northern Santa Fe LLC 6.750% 3/15/29	160,000	197,990

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Con-way, Inc. 7.250% 1/15/18	$30,000	$31,053
Norfolk Southern Corp. 6.000% 5/23/2111	125,000	139,732
Ryder System, Inc. 2.550% 6/01/19	30,000	30,072
Watco Cos. LLC/Watco Finance Corp. (c) 6.375% 4/01/23	500,000	495,000

		941,084

Trucking & Leasing — 0.5%
Aviation Capital Group Corp. (c) 2.875% 9/17/18	280,000	279,745
GATX Corp. 3.500% 7/15/16	90,000	91,406
GATX Corp. 4.750% 6/15/22	125,000	133,598
Penske Truck Leasing Co. LP/PTL Finance Corp. (c) 2.500% 6/15/19	145,000	144,302
Penske Truck Leasing Co. LP/PTL Finance Corp. (c) 3.375% 2/01/22	320,000	312,750

		961,801

TOTAL CORPORATE DEBT (Cost $78,665,053)		76,545,255

MUNICIPAL OBLIGATIONS — 0.4%
State of California 5.950% 4/01/16	225,000	230,967
State of California BAB 7.550% 4/01/39	125,000	180,050
State of California BAB 7.600% 11/01/40	150,000	219,524

		630,541

TOTAL MUNICIPAL OBLIGATIONS (Cost $579,836)		630,541

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 21.0%
Auto Floor Plan ABS — 0.2%
Capital Automotive REIT, Series 2010-1A, Class A (c) 5.730% 12/15/38	209,000	221,480
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A FRN (c) 1.716% 10/20/20	110,000	110,000

		331,480

Automobile ABS — 0.6%
American Credit Acceptance Receivables Trust, Series 2013-1, Class A (c) 1.450% 4/16/18	20,128	20,139

	Principal Amount	Value
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A (c) 2.500% 2/20/21	$120,000	$121,146
Capital Automotive REIT, Series 2014-1A, Class A (c) 3.660% 10/15/44	100,000	102,038
CFC LLC, Series 2014-2A, Class A (c) 1.440% 11/16/20	87,424	87,181
CPS Auto Trust, Series 2014-A, Class A (c) 1.210% 8/15/18	52,515	52,490
CPS Auto Trust, Series 2014-C, Class A (c) 1.310% 2/15/19	160,904	160,837
Exeter Automobile Receivables Trust, Series 2014-3A, Class A (c) 1.320% 1/15/19	83,969	83,903
GLS Auto Receivables Trust, Series 2015-1A, Class A (c) 2.250% 12/15/20	146,503	146,568
GO Financial Auto Securitization Trust, Series 2015-1, Class A (c) 1.810% 3/15/18	95,087	95,039
Oscar US Funding Trust, Series 2014-1A, Class A2 (c) 1.000% 8/15/17	174,000	174,150
Santander Drive Auto Receivables Trust, Series 2015-S2, Class R1 (c) 1.840% 11/18/19	98,923	98,923

		1,142,414

Commercial MBS — 4.5%
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4 VRN 5.734% 6/10/49	251,826	262,576
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 6.002% 2/10/51	95,000	101,526
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.423% 2/10/51	349,286	376,973
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.466% 2/10/51	100,000	108,845
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	190,000	199,504
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	635,000	671,689

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	$155,000	$163,395
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	110,000	117,970
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.915% 6/11/50	200,000	213,307
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class AM VRN 6.084% 6/11/50	115,000	123,639
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	152,000	163,662
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class AM 4.199% 3/10/47	100,000	107,227
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A4 VRN 4.236% 2/10/47	110,000	120,934
Commercial Mortgage Pass Through Certificates, Series 2015-CR23, Class C VRN 4.399% 5/10/48	110,000	105,609
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (c) 4.238% 1/10/34	100,000	106,914
DBRR Trust, Series 2013-EZ3, Class A VRN (c) 1.636% 12/18/49	84,742	84,742
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (c) 3.742% 11/10/46	143,815	144,472
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM VRN 6.014% 7/10/38	365,000	374,530
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	290,634	299,514
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	240,000	248,964
ML-CFC Commercial Mortgage Trust, Series 2006-3, Class AM VRN 5.456% 7/12/46	140,000	144,782

	Principal Amount	Value
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	$115,000	$123,317
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	110,000	114,289
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ VRN 5.508% 2/12/44	170,000	175,150
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	56,503	56,647
Morgan Stanley Capital I, Series 2006-HQ8, Class AM VRN 5.636% 3/12/44	125,000	125,869
STRIPs Ltd., Series 2012-1A, Class A (c) 1.500% 12/25/44	42,055	41,644
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.477% 8/15/39	66,516	66,682
VFC LLC, Series 2014-2, Class A, (Acquired 7/9/14, Cost $250,000) (c) (e) 2.750% 7/20/30	86,814	86,829
VFC LLC, Series 2015-3, Class A, (Acquired 3/25/15, Cost $249,531) (c) (e) 2.750% 12/20/31	148,686	148,521
VNO Mortgage Trust, Series 2013-PENN, Class A (c) 3.808% 12/13/29	110,000	117,279
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	321,000	332,689
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	150,000	150,572
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	535,000	553,999
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.520% 12/15/44	185,000	185,036
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM VRN 5.591% 4/15/47	110,000	115,657
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 6.150% 2/15/51	95,880	100,232
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM VRN 6.150% 2/15/51	500,000	532,938
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class C VRN 3.848% 5/15/48	140,000	130,825

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Reremic Trust, Series 2012-IO, Class A (c) 1.750% 8/20/21	$36,240	$36,240
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	110,000	116,360
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class C VRN 5.038% 8/15/45	100,000	105,878
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class C VRN (c) 5.822% 11/15/44	170,000	189,167
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class D VRN (c) 5.822% 11/15/44	115,000	123,880

		7,970,474

Home Equity ABS — 1.8%
Accredited Mortgage Loan Trust, Series 2005-3, Class M1 FRN 0.650% 9/25/35	120,000	117,993
ACE Securities Corp., Series 2005-HE5, Class M2 FRN 0.929% 8/25/35	268,671	266,632
ACE Securities Corp., Series 2005-RM1, Class M2 FRN 0.944% 3/25/35	140,449	140,474
Asset-Backed Securities Corporation Home Equity, Series 2005-HE3, Class M3 FRN 0.899% 4/25/35	133,684	132,904
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE3, Class A2 FRN 0.374% 4/25/36	48,817	48,530
Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE12, Class M1 FRN 0.674% 12/25/35	393,162	381,688
Conseco Finance Corp., Series 2002-A, Class M1 FRN 2.048% 4/15/32	93,570	93,645
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.094% 2/25/35	193,391	164,684
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A FRN (c) 0.434% 10/25/34	194,162	190,183
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2 FRN 0.414% 10/25/35	109,361	107,567
MASTR Asset Backed Securities Trust, Series 2005, Class M1 FRN 0.914% 12/25/34	99,504	91,191

	Principal Amount	Value
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.914% 3/25/35	$120,000	$118,009
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (c) 0.929% 6/28/35	257,185	254,381
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (c) 0.959% 6/28/35	525,000	471,898
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 6.492% 10/25/28	11	12
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D FRN 0.564% 1/25/36	205,556	204,532
Option One Mortgage Loan Trust, Series 2005-5, Class A3 FRN 0.404% 12/25/35	187,414	185,847
Option One Mortgage Loan Trust, Series 2005-3, Class M1 FRN 0.664% 8/25/35	76,012	75,187
Residential Asset Securities Corp., Series 2005-AHL3, Class A2 FRN 0.434% 11/25/35	68,107	67,422
Security National Mortgage Loan Trust, Series 2006-3A, Class A1 FRN (c) 0.474% 1/25/37	52,317	52,249

		3,165,028

Other ABS — 10.2%
321 Henderson Receivables I LLC, Series 2015-1A, Class A (c) 3.260% 9/15/72	98,527	98,149
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.919% 1/25/35	144,660	143,120
ALM VIII Ltd., Series 2013-8A, Class A1A FRN (c) 1.737% 1/20/26	460,000	457,467
Alterna Funding I LLC, Series 2014-1A, Class NOTE (c) 1.639% 2/15/21	88,946	88,640
Apidos CLO XVII, Series 2014-17A, Class A1A FRN (c) 1.789% 4/17/26	250,000	248,932
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (c) 4.277% 9/05/44	230,000	235,319
ARL First LLC, Series 2012-1A, Class A1 FRN (c) 1.957% 12/15/42	140,710	141,684
Ascentium Equipment Receivables LLC, Series 2014-1A, Class B (c) 1.580% 10/10/18	120,000	120,207

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Avery Point CLO Ltd., Series 2014-5A, Class A FRN (c) 1.736% 7/17/26	$250,000	$248,771
Avery Point III CLO Ltd., Series 2013-3A, Class A FRN (c) 1.687% 1/18/25	250,000	248,350
Avery Point VI CLO Ltd., Series 2015-6A, Class A FRN (c) 1.830% 8/05/27	445,000	441,506
Birchwood Park CLO Ltd., Series 2014-1A, Class A FRN (c) 1.729% 7/15/26	250,000	248,358
Blue Hill CLO Ltd., Series 2013-1A, Class A FRN (c) 1.769% 1/15/26	250,000	248,458
BlueMountain CLO Ltd., Series 2015-2A, Class A1 FRN (c) 1.706% 7/18/27	305,000	302,736
CAN Capital Funding LLC, Series 2014-1A, Class A (c) 3.117% 4/15/20	160,000	160,750
Carlyle Global Market Strategies, Series 2012-4A, Class A FRN (c) 1.677% 1/20/25	430,000	428,327
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (c) 1.809% 4/17/25	265,000	264,128
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class A1 FRN (c) 1.745% 10/15/25	600,000	597,005
Citi Held For Asset Issuance, Series 2015-PM1, Class A (c) 1.850% 12/15/21	112,051	112,016
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1 FRN (c) 0.399% 11/25/45	82,369	81,929
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A FRN 0.344% 8/25/36	158,148	153,359
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class MV1 FRN 0.839% 8/25/35	245	245
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (c) 4.474% 3/20/43	110,688	114,250
CLI Funding V LLC, Series 2014-2A, Class A (c) 3.380% 10/18/29	90,833	92,150
Consumer Credit Origination Loan Trust, Series 2015-1, Class A (c) 2.820% 3/15/21	161,800	162,811
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.654% 9/25/34	54,572	53,372

	Principal Amount	Value
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A3 FRN (c) 0.494% 7/25/36	$251,876	$247,502
DB Master Finance LLC, Series 2015-1A, Class A2I (c) 3.262% 2/20/45	199,000	200,741
Diamond Resorts Owner Trust, Series 2013-2, Class A (c) 2.270% 5/20/26	89,974	90,537
Diamond Resorts Owner Trust, Series 2015-1, Class A (c) 2.730% 7/20/27	122,399	123,547
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (c) 5.216% 1/25/42	357,513	369,484
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A2 (c) 3.550% 11/25/39	231,948	228,091
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (c) 5.800% 7/15/24	75,769	78,737
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class A FRN (c) 1.637% 4/18/26	370,000	366,819
Eaton Vance CLO, Series 2014-1A, Class A FRN (c) 1.739% 7/15/26	500,000	496,824
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (c) 2.707% 2/19/45	92,670	92,883
Element Rail Leasing II LLC, Series 2015-1A, Class A2 (c) 3.585% 2/19/45	160,000	161,983
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (c) 4.212% 10/15/42	215,747	218,358
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.644% 7/25/35	69,260	68,909
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.434% 1/25/36	80,001	78,037
Fremont Home Loan Trust, Series 2005-2, Class M2 FRN 0.914% 6/25/35	151,372	145,507
Galaxy XX CLO Ltd., Series 2015-20A, Class A FRN (c) 1.731% 7/20/27	340,000	338,783
Global Container Assets Ltd., Series 2013-1A, Class A1 (c) 2.200% 11/05/28	102,900	103,152

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (c) 1.445% 4/25/25	$365,000	$359,562
GoldenTree Loan Opportunities VII Ltd., Series 2014-8A, Class A FRN (c) 1.737% 4/19/26	550,000	547,363
Hercules Capital Funding Trust, Series 2014-1A, Class A (c) 3.524% 4/16/21	250,000	250,312
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (c) 2.447% 6/02/17	250,000	251,694
Hilton Grand Vacations Trust, Series 2014-AA, Class A (c) 1.770% 11/25/26	101,281	100,794
Hilton Grand Vacations Trust, Series 2013-A, Class A (c) 2.280% 1/25/26	128,662	129,932
Icon Brand Holdings LLC, Series 2012-1A, Class A (c) 4.229% 1/25/43	82,329	83,510
Icon Brand Holdings LLC, Series 2013-1A, Class A (c) 4.352% 1/25/43	68,135	69,267
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (c) 1.737% 1/18/26	250,000	247,556
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A (c) 3.870% 3/15/58	90,000	91,453
JP Morgan Mortgage Acquisition Trust, Series 2006-CH1, Class A5 FRN 0.424% 7/25/36	150,000	142,764
LCM Ltd., Series 16A, Class A FRN (c) 1.789% 7/15/26	250,000	248,887
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.989% 2/25/35	207,075	203,932
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (c) 1.787% 7/20/26	250,000	248,984
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2 FRN (c) 1.737% 7/20/26	280,000	278,287
Merrill Lynch Mortgage Investors, Inc., Series 2005-WMC2, Class M3 FRN 0.899% 4/25/36	90,491	89,797
Miramax LLC, Series 2014-1A, Class A2 (c) 3.340% 7/20/26	248,040	249,082
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.944% 7/25/35	58,109	58,332

	Principal Amount	Value
MVW Owner Trust, Series 2013-1A, Class A (c) 2.150% 4/22/30	$99,968	$100,300
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (c) 1.558% 7/20/18	110,089	110,127
New York City Tax Lien, Series 2014-A, Class A (c) 1.030% 11/10/27	31,127	31,112
Nomad CLO Ltd., Series 2013-1A, Class A1 FRN (c) 1.489% 1/15/25	250,000	247,170
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A FRN (c) 1.407% 4/20/25	225,000	221,841
Ocwen Master Advance Receivables Trust, Series 15-1, Class AT1 (c) 2.537% 9/17/46	120,000	120,000
OHA Loan Funding Ltd., Series 2013-1A, Class A FRN (c) 1.544% 7/23/25	200,000	197,865
OnDeck Asset Securitization Trust, Series 2014-1A, Class A (c) 3.150% 5/17/18	130,000	130,173
OneMain Financial Issuance Trust, Series 2014-2A, Class A (c) 2.470% 9/18/24	120,000	120,220
Orange Lake Timeshare Trust, Series 2014-AA, Class A (c) 2.290% 7/09/29	69,691	71,036
Ownit Mortgage Loan Trust, Series 2005-2, Class M4 FRN 1.124% 3/25/36	103,700	102,634
Oxford Finance Funding Trust, Series 2014-1A, Class A (c) 3.475% 12/15/22	80,000	80,604
Park Place Securities Inc, Series 2005-WCW2, Class M1, ABS FRN 0.694% 7/25/35	105,000	103,317
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.454% 9/25/35	39,202	39,023
Park Place Securities, Inc., Series 2005-WCW3, Class M1 FRN 0.674% 8/25/35	100,000	91,556
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3 FRN 0.474% 5/25/36	138,969	132,765
RAAC, Series 2006-RP2, Class A FRN (c) 0.449% 2/25/37	117,085	115,175
Race Point VIII CLO Ltd., Series 2013-8A, Class A FRN (c) 1.583% 2/20/25	250,000	247,469

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Race Point VIII CLO Ltd., Series 2012-7A, Class A FRN (c) 1.731% 11/08/24	$100,000	$99,432
Seneca Park CLO Ltd., Series 2014-1A, Class A FRN (c) 1.769% 7/17/26	250,000	248,673
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (c) 2.840% 11/20/28	17,658	17,858
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class B (c) 3.020% 6/20/32	158,382	159,133
Sonic Capital LLC, Series 2011-1A, Class A2 (c) 5.438% 5/20/41	171,155	179,927
Specialty Underwriting & Residential Finance Trust, Series 2005-AB2, Class M1 FRN 0.644% 6/25/36	60,000	58,829
Spirit Master Funding LLC, Series 2014-4A, Class A1 (c) 3.501% 1/20/45	110,000	110,900
SpringCastle America Funding LLC, Series 2014-AA, Class A (c) 2.700% 5/25/23	240,834	241,136
Springleaf Funding Trust, Series 2013-AA, Class A (c) 2.580% 9/15/21	64,813	64,854
Store Master Funding I LLC, Series 2015-1A, Class A1 (c) 3.750% 4/20/45	99,792	100,618
STORE Master Funding LLC, Series 2013-3A, Class A1 (c) 4.240% 11/20/43	116,685	119,567
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.444% 11/25/37	15,024	14,921
Symphony CLO XV Ltd., Series 2014-15A, Class A FRN (c) 1.739% 10/17/26	300,000	298,184
TAL Advantage LLC, Series 2014-2A, Class A1 (c) 1.700% 5/20/39	178,113	177,210
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (c) 4.370% 7/15/41	51,069	54,199
Wendys Funding LLC, Series 2015-1A, Class A2I (c) 3.371% 6/15/45	375,000	379,219
Wendys Funding LLC, Series 2015-1A, Class A2II (c) 4.080% 6/15/45	330,000	335,981

	Principal Amount	Value
Wendys Funding LLC, Series 2015-1A, Class A23 (c) 4.497% 6/15/45	$350,000	$357,219
Westgate Resorts LLC, Series 2014-1A, Class A (c) 2.150% 12/20/26	193,131	192,496

		18,026,184

Student Loans ABS — 3.2%
Access Group, Inc., Series 2006-1, Class B FRN 0.779% 8/25/37	435,223	382,672
Access Group, Inc., Series 2003-A, Class A3 FRN 1.231% 7/01/38	55,510	50,025
Access Group, Inc., Series 2015-1, Class B FRN (c) 1.694% 7/25/58	130,000	109,766
College Loan Corp. Trust I, Series 2002-1, Class A5 FRN (c) 1.076% 3/01/42	150,000	138,600
College Loan Corp. Trust I, Series 2002-2, Class A30 FRN (c) 1.566% 3/01/42	100,000	97,576
College Loan Corp. Trust I, Series 2003-1, Class A6 FRN (c) 1.685% 3/01/42	200,000	195,605
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B (c) 2.500% 1/25/30	264,510	258,461
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.694% 6/15/43	350,000	341,963
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.704% 6/15/43	200,000	197,140
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.716% 6/15/43	100,000	99,798
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.846% 6/15/43	200,000	186,517
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.595% 10/28/41	39,687	39,484
KeyCorp Student Loan Trust, Series 2004-A, Class 2B FRN 0.825% 1/27/42	100,000	96,193
KeyCorp Student Loan Trust, Series 1999-B, Class CTFS FRN 1.049% 11/25/36	94,644	88,382
National Collegiate Student Loan Trust, Series 2005-3, Class A3 FRN 0.434% 7/25/28	3,685	3,683

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
National Collegiate Student Loan Trust, Series 2004-1, Class A2 FRN 0.586% 6/25/27	$82,571	$82,192
Nelnet Student Loan Trust, Series 2006-3, Class B FRN 0.576% 6/25/41	231,467	204,911
Nelnet Student Loan Trust, Series 2012-2A, Class B FRN (c) 1.194% 11/25/36	200,000	170,173
Nelnet Student Loan Trust, Series 2012-1A, Class B FRN (c) 1.194% 6/25/42	150,000	132,190
Nelnet Student Loan Trust, Series 2005-4, Class A4R2 FRN 1.199% 3/22/32	150,000	140,012
Nelnet Student Loan Trust, Series 2014-2A, Class B FRN (c) 1.694% 6/25/41	100,000	86,398
Nelnet Student Loan Trust, Series 2014-1A, Class B FRN (c) 1.694% 10/25/47	240,000	207,160
Nelnet Student Loan Trust, Series 2014-5A, Class B FRN (c) 1.694% 5/25/49	100,000	91,225
Pennsylvania Higher Education, Series 2015-1A, Class B FRN (c) 1.694% 4/25/45	130,000	106,600
SLC Private Student Loan Trust, Series 2006-A, Class C FRN 0.739% 7/15/36	190,000	168,550
SLM Student Loan Trust, Series 2007-2, Class A4 FRN 0.355% 7/25/22	200,000	186,558
SLM Student Loan Trust, Series 2005-3, Class B FRN 0.445% 4/25/40	190,827	158,501
SLM Student Loan Trust, Series 2005-9, Class B FRN 0.595% 1/25/41	140,890	117,142
SLM Student Loan Trust, Series 2008-7, Class A4 FRN 1.195% 7/25/23	300,000	292,414
SLM Student Loan Trust, Series 2013-2, Class B FRN 1.694% 6/25/43	110,000	99,601
SLM Student Loan Trust, Series 2002-7, Class A11 FRN 1.751% 3/15/28	200,000	198,177
SLM Student Loan Trust, Series 2013-1, Class B, ABS, FRN FRN 1.994% 11/25/43	381,000	343,316
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.670% 6/17/30	50,000	49,541

	Principal Amount	Value
Social Professional Loan Program LLC, Series 2014-A, Class A2 (c) 3.020% 10/25/27	$107,751	$110,257
South Carolina Student Loan Corp., Series 2014-1, Class B FRN 1.693% 8/01/35	400,000	349,093

		5,579,876

WL Collateral CMO — 0.5%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.803% 8/25/34	61,981	59,481
Connecticut Avenue Securities, Series 2015-C03, Class 1M1 1.694% 7/25/25	415,115	415,519
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.616% 2/25/34	11,670	11,336
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.028% 9/25/33	4,448	4,153
GS Mortgage Securities Corp., Series 2014-4R, Class AS FRN (c) 0.379% 1/26/34	177,749	171,253
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.718% 8/25/34	12,029	11,459
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.421% 8/25/34	44,210	36,572
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.444% 8/25/36	80,562	79,292
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.605% 2/25/34	4,926	4,664
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.661% 7/25/33	2,795	2,738
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	131	133
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.566% 3/25/34	22,253	22,281
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.599% 4/25/44	57,179	55,632

		874,513

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.781% 6/25/32	$15,518	$14,865

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $37,015,082)		37,104,834

SOVEREIGN DEBT OBLIGATIONS — 0.8%
Brazilian Government International Bond 4.875% 1/22/21	100,000	97,250
Brazilian Government International Bond 5.625% 1/07/41	235,000	190,350
Province of Quebec Canada 2.625% 2/13/23	192,000	195,638
Province of Quebec Canada 7.500% 9/15/29	125,000	185,133
Republic of Turkey International Bond 4.875% 4/16/43	236,000	196,470
Republic of Turkey International Bond 6.750% 4/03/18	100,000	107,920
United Mexican States 6.750% 9/27/34	375,000	448,125

		1,420,886

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,513,335)		1,420,886

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 24.9%
Collateralized Mortgage Obligations — 1.3%
Federal Home Loan Mortgage Corp. Series 4303, Class AP 3.000% 8/15/43	416,741	433,147
Series 4290, Class CA 3.500% 12/15/38	217,955	230,635
Series 2617, Class Z 5.500% 5/15/33	201,829	225,404
Series 2693, Class Z 5.500% 10/15/33	347,773	390,659
Series 3423, Class PB 5.500% 3/15/38	90,000	102,919
Series 2178, Class PB 7.000% 8/15/29	19,982	23,008
Federal National Mortgage Association Series 2014-7, Class VA 3.500% 5/25/25	135,587	145,367
Series 2014-48, Class AB 4.000% 10/25/40	328,655	351,628
Series 2007-32, Class Z 5.500% 4/25/37	158,431	177,168
Series 2010-60, Class HJ 5.500% 5/25/40	79,680	88,611

	Principal Amount	Value
Federal National Mortgage Association REMIC, Series 2007-B2, Class ZA 5.500% 6/25/37	$101,397	$111,371
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	11,913	13,429

		2,293,346

Pass-Through Securities — 23.6%
Federal Home Loan Mortgage Corp. Pool #G11476 5.000% 11/01/18	30,866	32,226
Pool #B16010 5.000% 8/01/19	671	707
Pool #B17058 5.000% 9/01/19	1,100	1,169
Pool #B18677 5.000% 1/01/20	1,317	1,392
Pool #E89199 6.000% 4/01/17	1,354	1,398
Pool #G11431 6.000% 2/01/18	219	226
Pool #G01311 7.000% 9/01/31	1,786	2,102
Pool #C80207 7.500% 9/01/24	2,092	2,410
Pool #C00530 7.500% 7/01/27	1,589	1,883
Pool #C00563 7.500% 11/01/27	5,122	6,082
Pool #C00612 7.500% 4/01/28	325	386
Pool #C55867 7.500% 2/01/30	5,612	6,602
Federal Home Loan Mortgage Corp. TBA Pool #1513 4.000% 3/01/42 (d)	2,750,000	2,927,031
Federal National Mortgage Association Pool #725692 2.362% 10/01/33 FRN	134,658	142,999
Pool #888586 2.411% 10/01/34 FRN	280,192	298,332
Pool #AR3007 3.000% 2/01/43	286,519	291,130
Pool #890564 3.000% 6/01/43	311,404	317,876
Pool #AR3816 3.500% 2/01/43	109,527	114,562
Pool #AB8527 3.500% 3/01/43	669,242	700,011
Pool #AR8708 3.500% 4/01/43	98,309	102,829

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AT4050 3.500% 5/01/43	$128,025	$133,911
Pool #MA1437 3.500% 5/01/43	107,186	112,115
Pool #MA1463 3.500% 6/01/43	321,488	336,269
Pool #AX0120 4.000% 9/01/39	295,404	316,313
Pool #AB6261 4.000% 9/01/42	1,168,195	1,259,278
Pool #735010 5.000% 11/01/19	128,697	135,466
Pool #253880 6.500% 7/01/16	348	353
Pool #575579 7.500% 4/01/31	9,187	10,995
Pool #535996 7.500% 6/01/31	1,772	2,123
Federal National Mortgage Association TBA Pool #869 2.500% 7/01/42 (d)	3,425,000	3,355,430
Pool #9768 3.000% 12/01/42 (d)	7,500,000	7,599,609
Pool #17115 3.500% 5/01/43 (d)	1,050,000	1,095,117
Pool #18388 4.000% 7/01/42 (d)	675,000	719,930
Government National Mortgage Association Pool #783896 3.500% 5/15/44	463,609	486,517
Pool #784026 3.500% 12/20/44	498,118	522,829
Pool #579140 6.500% 1/15/32	1,040	1,214
Pool #587280 6.500% 9/15/32	1,331	1,548
Pool #550659 6.500% 9/15/35	124,257	144,863
Pool #538689 6.500% 12/15/35	20,239	23,658
Pool #780651 7.000% 10/15/27	2,126	2,483
Pool #462384 7.000% 11/15/27	1,101	1,226
Pool #482668 7.000% 8/15/28	1,640	1,920
Pool #506804 7.000% 5/15/29	7,703	8,976
Pool #506914 7.000% 5/15/29	28,819	33,640

	Principal Amount	Value
Pool #581417 7.000% 7/15/32	$4,539	$5,382
Pool #591581 7.000% 8/15/32	926	1,102
Pool #423836 8.000% 8/15/26	1,239	1,472
Pool #444619 8.000% 3/15/27	9,455	11,221
Government National Mortgage Association II Pool #82488 1.750% 3/20/40 FRN	95,592	99,367
Pool #82462 2.500% 1/20/40 FRN	70,853	73,565
Government National Mortgage Association II TBA Pool #548 3.000% 7/01/43 (d)	8,550,000	8,723,672
Pool #1635 3.500% 9/01/43 (d)	2,650,000	2,775,875
Pool #1367 4.000% 4/01/43 (d)	2,500,000	2,662,891
Pool #1523 4.500% 3/01/41 (d)	5,675,000	6,097,078

		41,708,761

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $43,690,151)		44,002,107

U.S. TREASURY OBLIGATIONS — 5.1%
U.S. Treasury Bonds & Notes — 5.1%
U.S. Treasury Bond 3.000% 11/15/44	3,795,000	3,876,109
U.S. Treasury Bond 3.500% 2/15/39	365,000	411,870
U.S. Treasury Note 1.000% 5/15/18	200,000	200,799
U.S. Treasury Note 1.375% 4/30/20	3,880,000	3,890,571
U.S. Treasury Note 1.500% 11/30/19	360,000	363,829
U.S. Treasury Note 2.125% 5/15/25	370,000	372,276

		9,115,454

TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,172,486)		9,115,454

TOTAL BONDS & NOTES (Cost $170,635,943)		168,819,077

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Notional Amount	Value
PURCHASED OPTIONS — 0.4%
Financial — 0.4%
Diversified Financial — 0.4%
USD Call CNH Put, Expires 7/27/16, Strike 6.65 (OTC — JP Morgan Chase Bank)	$28,000,000	$541,100
USD Call CNH Put, Expires 5/16/16, Strike 6.65 (OTC — HSBC Bank PLC)	13,000,000	196,625

		737,725

TOTAL PURCHASED OPTIONS (Cost $348,974)		737,725

TOTAL LONG-TERM INVESTMENTS (Cost $172,241,674)		170,598,613

SHORT-TERM INVESTMENTS — 23.0%
Commercial Paper — 21.3%
Aon Corp. (c) 0.470% 10/22/15	3,000,000	2,999,177
Canadian Natural Resources Ltd. (c) 0.480% 10/08/15	4,000,000	3,999,627
EnCana Corp. (c) 0.530% 10/06/15	4,000,000	3,999,705
ERAC USA Finance LLC (c) 0.440% 10/21/15	4,000,000	3,999,022
FMC Technologies, Inc. (c) 0.420% 10/01/15	3,500,000	3,500,000
FMC Technologies, Inc. (c) 0.558% 11/09/15	1,000,000	999,404
Holcim US Finance SARL & Cie (c) 0.600% 10/20/15	2,774,000	2,773,122
Nabors Industries, Inc. (c) 0.420% 10/07/15	3,250,000	3,249,772
Nordstrom, Inc. (c) 0.350% 10/01/15	2,250,000	2,250,000
Sempra Energy Holding (c) 0.500% 10/13/15	3,500,000	3,499,417
Southern Power Co. (c) 0.480% 10/05/15	3,000,000	2,999,840
Tate & Lyle International Finance PLC (c) 0.530% 11/03/15	3,500,000	3,498,300

		37,767,386

	Principal Amount	Value
Time Deposits — 1.7%
Euro Time Deposit 0.010% 10/01/15	$2,990,109	$2,990,109

TOTAL SHORT-TERM INVESTMENTS (Cost $40,757,495)		40,757,495

TOTAL INVESTMENTS — 119.4% (Cost $212,999,169) (f)		211,356,108

Other Assets/(Liabilities) — (19.4)%		(34,270,656)

NET ASSETS — 100.0%		$177,085,452

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CNH	Offshore Chinese Yuan
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
USD	U.S. Dollar
VRN	Variable Rate Note
WL	Whole Loan
(a)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2015, these securities amounted to a value of $24,752 or 0.01% of net assets.
(b)	Non-income producing security.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $76,665,233 or 43.29% of net assets.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	Restricted security. Certain securities are restricted as to resale. At September 30, 2015, these securities amounted to a value of $235,350 or 0.13% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	84.7%
Cayman Islands	6.0%
United Kingdom	1.0%
Mexico	0.8%
Canada	0.5%
Netherlands	0.5%
Australia	0.4%
Brazil	0.4%
Bermuda	0.3%
Switzerland	0.3%
Luxembourg	0.2%
France	0.2%
Ireland	0.2%
Turkey	0.2%
United Arab Emirates	0.2%
Spain	0.2%
Sweden	0.1%
United States Virgin Islands	0.1%
Chile	0.1%
Kazakhstan	0.0%
Panama	0.0%
Colombia	0.0%

Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 0.1%

COMMON STOCK — 0.1%
Basic Materials — 0.1%
Forest Products & Paper — 0.1%
The Newark Group, Inc. (a) (b)	329,969	$303,571

TOTAL COMMON STOCK (Cost $290,644)		303,571

TOTAL EQUITIES (Cost $290,644)		303,571

	Principal Amount
BONDS & NOTES — 88.4%

BANK LOANS — 2.6%
Oil & Gas — 1.7%
Caelus Energy Alaska O3 LLC, 2nd Lien Term Loan 8.750% 4/15/20	$5,254,429	3,704,371
Fieldwood Energy LLC, 2nd Lien Term Loan 8.375% 9/30/20	3,510,223	965,313

		4,669,684

Pharmaceuticals — 0.9%
Synarc-Biocore Holdings LLC, 2nd Lien Term Loan 9.250% 3/10/22	2,448,101	2,252,253

TOTAL BANK LOANS (Cost $10,204,776)		6,921,937

CORPORATE DEBT — 85.8%
Aerospace & Defense — 1.3%
Moog, Inc. (c) 5.250% 12/01/22	948,000	948,000
TransDigm, Inc. 6.500% 7/15/24	2,035,000	1,912,595
TransDigm, Inc. (c) 6.500% 5/15/25	606,000	569,640

		3,430,235

Agriculture — 1.4%
Pinnacle Operating Corp. (c) 9.000% 11/15/20	3,873,000	3,756,810

Airlines — 0.7%
Allegiant Travel Co. 5.500% 7/15/19	2,020,000	2,023,788

Apparel — 0.5%
Perry Ellis International, Inc. 7.875% 4/01/19	1,386,000	1,399,860

	Principal Amount	Value
Auto Manufacturers — 1.4%
Allied Specialty Vehicles, Inc. (c) 8.500% 11/01/19	$3,600,000	$3,744,000

Automotive & Parts — 2.9%
Accuride Corp. 9.500% 8/01/18	2,790,000	2,803,950
Cooper Tire & Rubber Co. 8.000% 12/15/19	760,000	843,600
Dana Holding Corp. 5.500% 12/15/24	1,012,000	974,050
International Automotive Components Group SA (c) 9.125% 6/01/18	3,268,000	3,317,020

		7,938,620

Banks — 0.9%
Ally Financial, Inc. 8.000% 11/01/31	2,175,000	2,519,607

Building Materials — 1.0%
Headwaters, Inc. 7.250% 1/15/19	2,500,000	2,575,000

Chemicals — 2.0%
A Schulman, Inc. (c) 6.875% 6/01/23	1,122,000	1,057,485
The Chemours Co. (c) 7.000% 5/15/25	859,000	564,792
Omnova Solutions, Inc. STEP 7.875% 11/01/18	1,960,000	1,940,400
TPC Group, Inc. (c) 8.750% 12/15/20	2,144,000	1,833,120

		5,395,797

Coal — 0.5%
Murray Energy Corp. (c) 11.250% 4/15/21	2,650,000	1,391,250

Commercial Services — 5.0%
CEB, Inc. (c) 5.625% 6/15/23	1,169,000	1,166,078
Multi-Color Corp. (c) 6.125% 12/01/22	1,276,000	1,304,710
Mustang Merger Corp. (c) 8.500% 8/15/21	7,420,000	7,698,250
StoneMor Partners LP/Cornerstone Family Services of WV 7.875% 6/01/21	3,245,000	3,334,237

		13,503,275

Diversified Financial — 2.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.250% 7/01/20	919,000	917,851

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.625% 7/01/22	$1,019,000	$1,015,179
Aircastle Ltd. 5.500% 2/15/22	802,000	810,020
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/01/22	2,000,000	2,012,500
National Financial Partners Corp. (c) 9.000% 7/15/21	1,192,000	1,150,280

		5,905,830

Electric — 0.4%
Dynegy, Inc. 7.625% 11/01/24	1,130,000	1,141,300

Electrical Components & Equipment — 0.6%
International Wire Group Holdings, Inc. (c) 8.500% 10/15/17	1,700,000	1,717,000

Energy – Alternate Sources — 0.4%
TerraForm Power Operating LLC (c) 5.875% 2/01/23	1,125,000	992,813

Engineering & Construction — 0.8%
Zachry Holdings, Inc. (c) 7.500% 2/01/20	2,189,000	2,161,638

Foods — 1.8%
Dean Foods Co. (c) 6.500% 3/15/23	1,173,000	1,190,595
Kraft Heinz Foods Co. (c) 4.875% 2/15/25	1,219,000	1,300,917
Post Holdings, Inc. (c) 7.750% 3/15/24	1,392,000	1,426,800
Post Holdings, Inc. (c) 8.000% 7/15/25	911,000	938,330

		4,856,642

Forest Products & Paper — 2.1%
Appvion, Inc. (c) 9.000% 6/01/20	3,622,000	1,811,000
Xerium Technologies, Inc. 8.875% 6/15/18	3,926,000	3,984,890

		5,795,890

Gas — 0.5%
LBC Tank Terminals Holding Netherlands BV (c) 6.875% 5/15/23	1,188,000	1,232,550

Health Care – Products — 2.1%
Alere, Inc. (c) 6.375% 7/01/23	2,100,000	2,131,500
Alere, Inc. 6.500% 6/15/20	2,065,000	2,095,975

	Principal Amount	Value
Hill-Rom Holdings, Inc. (c) 5.750% 9/01/23	$688,000	$689,720
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (c) 5.500% 4/15/25	704,000	627,440

		5,544,635

Health Care – Services — 5.8%
DaVita HealthCare Partners, Inc. 5.000% 5/01/25	2,760,000	2,649,600
Fresenius Medical Care US Finance II, Inc. (c) 4.750% 10/15/24	1,074,000	1,060,575
HCA, Inc. 5.250% 4/15/25	1,159,000	1,183,629
HCA, Inc. 5.375% 2/01/25	1,150,000	1,138,500
HealthSouth Corp. 5.750% 11/01/24	715,000	706,063
HealthSouth Corp. (c) 5.750% 11/01/24	2,421,000	2,390,737
HealthSouth Corp. (c) 5.750% 9/15/25	736,000	713,920
Kindred Healthcare, Inc. (c) 8.750% 1/15/23	2,112,000	2,288,880
Tenet Healthcare Corp. 6.750% 6/15/23	1,261,000	1,251,542
Tenet Healthcare Corp. 8.125% 4/01/22	2,050,000	2,178,945

		15,562,391

Holding Company – Diversified — 0.6%
Carlson Travel Holdings, Inc. (c) 7.500% 8/15/19	1,755,000	1,759,388

Home Builders — 3.6%
Brookfield Residential Properties, Inc. (c) 6.375% 5/15/25	897,000	845,423
Brookfield Residential Properties, Inc. (c) 6.500% 12/15/20	2,230,000	2,202,125
Lennar Corp. 4.500% 11/15/19	1,151,000	1,160,783
Lennar Corp. 4.750% 5/30/25	1,991,000	1,901,405
William Lyon Homes, Inc. (c) 7.000% 8/15/22	1,286,000	1,321,365
William Lyon Homes, Inc. 8.500% 11/15/20	2,238,000	2,400,255

		9,831,356

Insurance — 0.8%
CNO Financial Group, Inc. 4.500% 5/30/20	338,000	344,760

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CNO Financial Group, Inc. 5.250% 5/30/25	$362,000	$367,430
Onex York Acquisition Corp. (c) 8.500% 10/01/22	1,602,000	1,361,700

		2,073,890

Leisure Time — 2.8%
Brunswick Corp. (c) 4.625% 5/15/21	910,000	903,175
Brunswick Corp. 7.125% 8/01/27	3,993,000	4,252,545
Brunswick Corp. 7.375% 9/01/23	650,000	705,250
Carlson Wagonlit BV (c) 6.875% 6/15/19	1,646,000	1,695,380

		7,556,350

Lodging — 1.1%
Interval Acquisition Corp. (c) 5.625% 4/15/23	2,917,000	2,873,245

Machinery – Diversified — 0.3%
Zebra Technologies Corp. (c) 7.250% 10/15/22	859,000	914,835

Manufacturing — 2.7%
CTP Transportation Products LLC/CTP Finance, Inc. (c) 8.250% 12/15/19	1,385,000	1,471,563
EnPro Industries, Inc. 5.875% 9/15/22	1,895,000	1,909,212
JB Poindexter & Co., Inc. (c) 9.000% 4/01/22	3,805,000	4,004,762

		7,385,537

Media — 6.9%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750% 1/15/24	1,438,000	1,373,290
CCO Holdings LLC/CCO Holdings Capital Corp. (c) 5.875% 5/01/27	1,649,000	1,529,447
DISH DBS Corp. 5.875% 11/15/24	1,853,000	1,573,892
Entercom Radio LLC 10.500% 12/01/19	1,805,000	1,890,737
Harron Communications LP/Harron Finance Corp. (c) 9.125% 4/01/20	2,150,000	2,284,375
Midcontinent Communications & Midcontinent Finance Corp. (c) 6.875% 8/15/23	1,624,000	1,617,910
Numericable-SFR SAS (c) 6.000% 5/15/22	770,000	742,088
Numericable-SFR SAS (c) 6.250% 5/15/24	385,000	370,563

	Principal Amount	Value
RCN Telecom Services LLC/RCN Capital Corp. (c) 8.500% 8/15/20	$3,253,000	$3,358,722
Sirius XM Radio, Inc. (c) 5.375% 4/15/25	3,951,000	3,773,205

		18,514,229

Mining — 0.3%
Hecla Mining Co. 6.875% 5/01/21	1,086,000	874,230

Oil & Gas — 7.8%
Baytex Energy Corp. (c) 5.625% 6/01/24	2,380,000	1,880,200
California Resources Corp. 6.000% 11/15/24	1,700,000	1,012,562
Citgo Holding, Inc. (c) 10.750% 2/15/20	2,314,000	2,261,935
Eclipse Resources Corp. (c) 8.875% 7/15/23	1,415,000	1,139,075
Hilcorp Energy I LP/Hilcorp Finance Co. (c) 5.000% 12/01/24	1,280,000	1,088,000
Kosmos Energy Ltd. (c) 7.875% 8/01/21	2,390,000	2,031,500
Magnum Hunter Resources Corp. 9.750% 5/15/20	3,475,000	1,563,750
Millennium Offshore Services Superholdings LLC (c) 9.500% 2/15/18	2,159,000	1,841,016
Newfield Exploration Co. 5.375% 1/01/26	850,000	777,750
Seventy Seven Energy, Inc. 6.500% 7/15/22	2,807,000	1,094,730
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500% 8/15/22	680,000	584,800
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 7.500% 7/01/21	1,180,000	1,132,800
Sunoco LP/Sunoco Finance Corp. (c) 5.500% 8/01/20	2,750,000	2,708,750
Tullow Oil PLC (c) 6.250% 4/15/22	2,660,000	1,862,000

		20,978,868

Packaging & Containers — 2.4%
Berry Plastics Escrow LLC/Berry Plastics Escrow Corp. (c) (d) 6.000% 10/15/22	769,000	770,923
Coveris Holdings SA (c) 7.875% 11/01/19	2,555,000	2,420,862
Owens-Brockway Glass Container, Inc. (c) 5.875% 8/15/23	949,000	954,931

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sealed Air Corp. (c) 6.875% 7/15/33	$2,334,000	$2,339,835

		6,486,551

Pharmaceuticals — 0.3%
Capsugel SA (c) 7.000% 5/15/19	705,000	705,000

Pipelines — 0.8%
Genesis Energy LP/Genesis Energy Finance Corp. 6.000% 5/15/23	2,125,000	1,870,000
Genesis Energy LP/Genesis Energy Finance Corp. 6.750% 8/01/22	200,000	187,700

		2,057,700

Real Estate Investment Trusts (REITS) — 0.5%
RHP Hotel Properties LP/RHP Finance Corp. 5.000% 4/15/23	1,426,000	1,418,870

Retail — 2.7%
Carrols Restaurant Group, Inc. 8.000% 5/01/22	1,402,000	1,475,605
Family Tree Escrow LLC (c) 5.250% 3/01/20	827,000	848,006
Family Tree Escrow LLC (c) 5.750% 3/01/23	3,383,000	3,509,862
Rite Aid Corp. (c) 6.125% 4/01/23	1,334,000	1,323,995

		7,157,468

Savings & Loans — 1.2%
Consolidated Energy Finance SA (c) 6.750% 10/15/19	3,360,000	3,175,200

Semiconductors — 0.9%
Micron Technology, Inc. 5.500% 2/01/25	2,800,000	2,569,000

Software — 2.1%
Audatex North America, Inc. (c) 6.125% 11/01/23	5,000,000	5,025,000
MSCI, Inc. (c) 5.750% 8/15/25	709,000	714,317

		5,739,317

Telecommunications — 8.3%
Altice Financing SA (c) 6.500% 1/15/22	1,485,000	1,433,782
Altice Finco SA (c) 8.125% 1/15/24	1,094,000	1,042,035
Altice SA (c) 7.750% 5/15/22	1,955,000	1,779,050
CommScope Technologies Finance LLC (c) 6.000% 6/15/25	1,441,000	1,382,467

	Principal Amount	Value
CPI International, Inc. STEP 8.750% 2/15/18	$2,778,000	$2,771,055
DigitalGlobe, Inc. (c) 5.250% 2/01/21	1,050,000	994,875
Frontier Communications Corp. (c) 8.875% 9/15/20	931,000	912,380
Frontier Communications Corp. (c) 10.500% 9/15/22	2,639,000	2,573,025
GCI, Inc. 6.875% 4/15/25	5,000,000	5,025,000
Sprint Corp. 7.250% 9/15/21	1,460,000	1,195,375
Sprint Corp. 7.875% 9/15/23	1,580,000	1,278,813
West Corp. (c) 5.375% 7/15/22	2,175,000	2,009,156

		22,397,013

Transportation — 5.4%
OPE KAG Finance Sub, Inc. (c) 7.875% 7/31/23	5,839,000	5,926,585
Topaz Marine SA (c) 8.625% 11/01/18	2,838,000	2,508,082
Watco Cos. LLC/Watco Finance Corp. (c) 6.375% 4/01/23	2,730,000	2,702,700
XPO Logistics, Inc. (c) 6.500% 6/15/22	2,700,000	2,283,188
XPO Logistics, Inc. (c) 7.875% 9/01/19	1,163,000	1,133,925

		14,554,480

TOTAL CORPORATE DEBT (Cost $243,381,249)		231,611,458

TOTAL BONDS & NOTES (Cost $253,586,025)		238,533,395

TOTAL LONG-TERM INVESTMENTS (Cost $253,876,669)		238,836,966

SHORT-TERM INVESTMENTS — 9.9%
Commercial Paper — 9.3%
EnCana Corp. (c) 0.530% 10/01/15	5,000,000	5,000,000
Eversource Energy (c) 0.350% 10/14/15	5,000,000	4,999,367
Nabors Industries, Inc. (c) 0.420% 10/06/15	5,000,000	4,999,709
Plains All American Pipeline LP (c) 0.380% 10/06/15	5,000,000	4,999,736
Spectra Energy Capital LLC (c) 0.430% 10/13/15	5,000,000	4,999,283

		24,998,095

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposits — 0.6%
Euro Time Deposit 0.010% 10/01/15	$1,790,430	$1,790,430

TOTAL SHORT-TERM INVESTMENTS (Cost $26,788,525)		26,788,525

TOTAL INVESTMENTS — 98.4% (Cost $280,665,194) (e)		265,625,491

Other Assets/(Liabilities) — 1.6%		4,188,164

NET ASSETS — 100.0%		$269,813,655

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

STEP	Step Up Bond
(a)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2015, these securities amounted to a value of $303,571 or 0.11% of net assets.
(b)	Non-income producing security.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $172,484,873 or 63.93% of net assets.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	75.7%
Luxembourg	6.3%
Canada	1.8%
Netherlands	1.1%
Bermuda	1.1%
Ireland	0.7%
United Kingdom	0.7%
Marshall Islands	0.7%
France	0.4%

Total Long-Term Investments	88.5%
Short-Term Investments and Other Assets and Liabilities	11.5%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 52.8%

COMMON STOCK — 52.5%
Basic Materials — 1.3%
Chemicals — 1.0%
Airgas, Inc.	3	$268
CF Industries Holdings, Inc.	5,425	243,582
The Dow Chemical Co.	4,293	182,024
E.I. du Pont de Nemours & Co.	2,231	107,534
Eastman Chemical Co.	3,394	219,660
Ecolab, Inc.	4	439
International Flavors & Fragrances, Inc.	113	11,668
LyondellBasell Industries NV Class A	2,660	221,738
Monsanto Co.	49	4,182
The Mosaic Co.	3,500	108,885
PPG Industries, Inc.	8	702
Praxair, Inc.	4	407
The Sherwin-Williams Co.	57	12,698
Sigma-Aldrich Corp.	179	24,867

		1,138,654

Forest Products & Paper — 0.1%
International Paper Co.	4,207	158,982

Iron & Steel — 0.2%
Nucor Corp.	4,361	163,756

Mining — 0.0%
Alcoa, Inc.	46	444
Freeport-McMoRan, Inc.	48	465
Newmont Mining Corp.	1,684	27,062
Vulcan Materials Co.	98	8,742

		36,713

		1,498,105

Communications — 6.9%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	9,833	188,105
Omnicom Group, Inc.	798	52,588

		240,693

Internet — 3.0%
Akamai Technologies, Inc. (a)	10	691
Alphabet, Inc. Class A (a)	1,024	653,691
Alphabet, Inc. Class C (a)	1,066	648,576
Amazon.com, Inc. (a)	1,906	975,662
eBay, Inc. (a)	4,365	106,680
Expedia, Inc.	2,213	260,426
F5 Networks, Inc. (a)	2,430	281,394
Liberty Ventures Series A (a)	600	24,210
Netflix, Inc. (a)	1,192	123,086
New Media Investment Group, Inc.	1,200	18,552
The Priceline Group, Inc. (a)	164	202,845

	Number of Shares	Value
Symantec Corp.	4,979	$96,941
TripAdvisor, Inc. (a)	43	2,710
VeriSign, Inc. (a)	2,489	175,624
Yahoo!, Inc. (a)	34	983

		3,572,071

Media — 1.6%
Cablevision Systems Corp. Class A	7,300	237,031
CBS Corp. Class B	70	2,793
Comcast Corp. Class A	581	33,047
Discovery Communications, Inc. Series A (a)	1,100	28,633
Discovery Communications, Inc. Series C (a)	1,200	29,148
The McGraw Hill Financial, Inc.	89	7,698
News Corp. Class A	30	379
Scripps Networks Interactive Class A	5,524	271,726
Starz Class A (a)	8,050	300,587
TEGNA, Inc.	507	11,352
Time Warner Cable, Inc.	8	1,435
Time Warner, Inc.	3,288	226,050
Twenty-First Century Fox Class A	2,921	78,809
Viacom, Inc. Class B	2,690	116,073
The Walt Disney Co.	5,132	524,490

		1,869,251

Telecommunications — 2.1%
AT&T, Inc.	13,830	450,581
CenturyLink, Inc.	1,554	39,037
Cisco Systems, Inc.	24,224	635,880
Corning, Inc.	7,074	121,107
Frontier Communications Corp.	170	808
Harris Corp.	754	55,155
Juniper Networks, Inc.	8,248	212,056
Motorola Solutions, Inc.	3,134	214,303
QUALCOMM, Inc.	688	36,966
Verizon Communications, Inc.	17,332	754,115

		2,520,008

		8,202,023

Consumer, Cyclical — 6.1%
Airlines — 0.4%
American Airlines Group, Inc.	4,800	186,384
Delta Air Lines, Inc.	5,000	224,350
Southwest Airlines Co.	3,066	116,631

		527,365

Apparel — 0.4%
Michael Kors Holdings Ltd. (a)	3,100	130,944
Nike, Inc. Class B	2,842	349,481
VF Corp.	500	34,105

		514,530

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Manufacturers — 0.5%
Ford Motor Co.	18,462	$250,529
General Motors Co.	6,400	192,128
Paccar, Inc.	2,734	142,633

		585,290

Automotive & Parts — 0.3%
Allison Transmission Holdings, Inc.	3,400	90,746
Delphi Automotive PLC	1,000	76,040
The Goodyear Tire & Rubber Co.	6,361	186,568
Johnson Controls, Inc.	5	207

		353,561

Distribution & Wholesale — 0.1%
Fastenal Co.	70	2,563
Fossil Group, Inc. (a)	30	1,676
Genuine Parts Co.	536	44,429
W.W. Grainger, Inc.	4	860
WESCO International, Inc. (a)	350	16,265

		65,793

Home Builders — 0.0%
D.R. Horton, Inc.	59	1,732
PulteGroup, Inc.	74	1,397

		3,129

Home Furnishing — 0.1%
Harman International Industries, Inc.	124	11,903
Whirlpool Corp.	324	47,712

		59,615

Housewares — 0.0%
Newell Rubbermaid, Inc.	1,083	43,006

Leisure Time — 0.2%
Carnival Corp.	2,373	117,938
Harley-Davidson, Inc.	8	439
Jarden Corp. (a)	900	43,992
Royal Caribbean Cruises Ltd.	500	44,545

		206,914

Lodging — 0.3%
Marriott International, Inc. Class A	313	21,346
Starwood Hotels & Resorts Worldwide, Inc.	1,360	90,413
Wyndham Worldwide Corp.	3,122	224,472
Wynn Resorts Ltd.	9	478

		336,709

Retail — 3.7%
AutoNation, Inc. (a)	320	18,618
AutoZone, Inc. (a)	96	69,488
Bed Bath & Beyond, Inc. (a)	2,573	146,712
Best Buy Co., Inc.	5,708	211,881
CarMax, Inc. (a)	2,300	136,436
Coach, Inc.	3,184	92,113
Costco Wholesale Corp.	48	6,939

	Number of Shares	Value
CVS Health Corp.	3,693	$356,301
Darden Restaurants, Inc.	4,073	279,163
Dollar General Corp.	600	43,464
Dollar Tree, Inc. (a)	71	4,733
GameStop Corp. Class A	5,261	216,806
The Gap, Inc.	1,005	28,642
The Home Depot, Inc.	5,190	599,393
Kohl’s Corp.	1,561	72,290
L Brands, Inc.	400	36,052
Lowe’s Cos., Inc.	3,729	257,003
Macy’s, Inc.	4,040	207,333
McDonald’s Corp.	475	46,802
Nordstrom, Inc.	11	789
O’Reilly Automotive, Inc. (a)	344	86,000
PVH Corp.	2,350	239,559
Ross Stores, Inc.	1,392	67,470
Staples, Inc.	19,983	234,400
Starbucks Corp.	4,590	260,896
Target Corp.	2,867	225,518
Tiffany & Co.	11	849
The TJX Cos., Inc.	1,140	81,419
Urban Outfitters, Inc. (a)	60	1,763
Vista Outdoor, Inc. (a)	3,600	159,948
Wal-Mart Stores, Inc.	53	3,436
Walgreens Boots Alliance, Inc.	3,206	266,419
Yum! Brands, Inc.	136	10,873

		4,469,508

Textiles — 0.0%
Cintas Corp.	449	38,502

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	747	53,888
Mattel, Inc.	61	1,285

		55,173

		7,259,095

Consumer, Non-cyclical — 13.0%
Agriculture — 0.7%
Altria Group, Inc.	3,541	192,630
Archer-Daniels-Midland Co.	4,826	200,038
Philip Morris International, Inc.	2,696	213,874
Reynolds American, Inc.	4,482	198,418

		804,960

Beverages — 1.0%
Brown-Forman Corp. Class B	1	97
The Coca-Cola Co.	4,224	169,467
Coca-Cola Enterprises, Inc.	4,985	241,025
Constellation Brands, Inc. Class A	22	2,755
Dr. Pepper Snapple Group, Inc.	1,210	95,650
Keurig Green Mountain, Inc.	40	2,086
Molson Coors Brewing Co. Class B	436	36,197
Monster Beverage Corp. (a)	250	33,785
PepsiCo, Inc.	6,692	631,055

		1,212,117

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Biotechnology — 1.7%
Amgen, Inc.	5,375	$743,470
Biogen, Inc. (a)	4	1,167
Celgene Corp. (a)	2,568	277,781
Gilead Sciences, Inc.	9,822	964,422
Regeneron Pharmaceuticals, Inc. (a)	10	4,652
Vertex Pharmaceuticals, Inc. (a)	100	10,414

		2,001,906

Commercial Services — 1.4%
The ADT Corp.	850	25,415
Automatic Data Processing, Inc.	621	49,904
Equifax, Inc.	1,236	120,114
H&R Block, Inc.	3,442	124,600
MasterCard, Inc. Class A	50	4,506
McKesson Corp.	1,211	224,071
Moody’s Corp.	325	31,915
Paychex, Inc.	813	38,723
PayPal Holdings, Inc. (a)	4,665	144,802
Quanta Services, Inc. (a)	24	581
Robert Half International, Inc.	335	17,139
Sotheby’s	1,200	38,376
Total System Services, Inc.	2,721	123,615
United Rentals, Inc. (a)	500	30,025
Visa, Inc. Class A	6,460	450,004
Western Union Co.	13,407	246,152

		1,669,942

Cosmetics & Personal Care — 0.3%
Colgate-Palmolive Co.	806	51,149
Coty, Inc. Class A	1,900	51,414
The Estee Lauder Cos., Inc. Class A	796	64,221
The Procter & Gamble Co.	2,233	160,642

		327,426

Foods — 1.4%
Campbell Soup Co.	165	8,362
ConAgra Foods, Inc.	2,234	90,499
General Mills, Inc.	494	27,728
The Hershey Co.	419	38,498
Hormel Foods Corp.	1,694	107,247
The J.M. Smucker Co.	934	106,560
Kellogg Co.	135	8,984
The Kraft Heinz Co.	5,873	414,517
The Kroger Co.	4,368	157,554
McCormick & Co., Inc.	73	5,999
Mondelez International, Inc. Class A	9,821	411,205
Sysco Corp.	566	22,057
Tyson Foods, Inc. Class A	720	31,032
The WhiteWave Foods Co. (a)	8,050	323,208
Whole Foods Market, Inc.	72	2,279

		1,755,729

Health Care – Products — 1.2%
Baxter International, Inc.	322	10,578

	Number of Shares	Value
Becton, Dickinson & Co.	171	$22,685
Boston Scientific Corp. (a)	1,021	16,754
C.R. Bard, Inc.	894	166,561
Edwards Lifesciences Corp. (a)	270	38,386
Halyard Health, Inc. (a)	4,900	139,356
Intuitive Surgical, Inc. (a)	14	6,434
Johnson & Johnson	4,259	397,578
Medtronic PLC	6,016	402,711
St. Jude Medical, Inc.	698	44,037
Stryker Corp.	1,069	100,593
Varian Medical Systems, Inc. (a)	674	49,728
West Pharmaceutical Services, Inc.	900	48,708
Zimmer Biomet Holdings, Inc.	364	34,190

		1,478,299

Health Care – Services — 1.3%
Aetna, Inc.	1,692	185,122
Anthem, Inc.	1,728	241,920
Cigna Corp.	1,429	192,944
DaVita HealthCare Partners, Inc. (a)	46	3,327
HCA Holdings, Inc. (a)	1,100	85,096
Humana, Inc.	225	40,275
Laboratory Corporation of America Holdings (a)	301	32,649
Quest Diagnostics, Inc.	635	39,033
Tenet Healthcare Corp. (a)	29	1,071
Thermo Fisher Scientific, Inc.	898	109,807
UnitedHealth Group, Inc.	3,661	424,713
Universal Health Services, Inc. Class B	1,690	210,929

		1,566,886

Household Products — 0.2%
Avery Dennison Corp.	1,582	89,494
The Clorox Co.	1,237	142,910
Kimberly-Clark Corp.	100	10,904

		243,308

Pharmaceuticals — 3.8%
Abbott Laboratories	7,004	281,701
AbbVie, Inc.	5,204	283,150
Allergan PLC (a)	659	179,123
AmerisourceBergen Corp.	1,830	173,832
Baxalta, Inc.	5,722	180,300
Bristol-Myers Squibb Co.	612	36,230
Cardinal Health, Inc.	1,755	134,819
DENTSPLY International, Inc.	161	8,142
Eli Lilly & Co.	4,007	335,346
Endo International PLC (a)	3,300	228,624
Express Scripts Holding Co. (a)	3,045	246,523
Mallinckrodt PLC (a)	3,570	228,266
Mead Johnson Nutrition Co.	624	43,930
Merck & Co., Inc.	12,429	613,868
Mylan NV (a)	2,359	94,973

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Patterson Cos., Inc.	61	$2,638
Perrigo Co. PLC	190	29,881
Pfizer, Inc.	28,522	895,876
Valeant Pharmaceuticals International, Inc. (a)	640	114,163
Zoetis, Inc.	10,560	434,861

		4,546,246

		15,606,819

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	2,236	45,301

Energy — 2.9%
Coal — 0.0%
CONSOL Energy, Inc.	57	559

Energy – Alternate Sources — 0.2%
First Solar, Inc. (a)	4,400	188,100

Oil & Gas — 2.3%
Anadarko Petroleum Corp.	97	5,858
Apache Corp.	98	3,838
Cabot Oil & Gas Corp.	92	2,011
Chesapeake Energy Corp.	2,398	17,577
Chevron Corp.	70	5,522
ConocoPhillips	10	480
Devon Energy Corp.	17	631
Diamond Offshore Drilling, Inc.	185	3,200
Ensco PLC Class A	15,100	212,608
EOG Resources, Inc.	92	6,698
EQT Corp.	29	1,878
Exxon Mobil Corp.	11,949	888,408
Helmerich & Payne, Inc.	40	1,890
Hess Corp.	1,347	67,431
Marathon Oil Corp.	85	1,309
Marathon Petroleum Corp.	6,264	290,211
Murphy Oil Corp.	1,422	34,412
Murphy USA, Inc. (a)	3,726	204,744
Noble Energy, Inc.	66	1,992
Occidental Petroleum Corp.	30	1,984
Phillips 66	4,805	369,216
Pioneer Natural Resources Co.	3	365
Range Resources Corp.	99	3,180
Tesoro Corp.	2,726	265,076
Valero Energy Corp.	5,410	325,141

		2,715,660

Oil & Gas Services — 0.4%
Baker Hughes, Inc.	374	19,463
Cameron International Corp. (a)	537	32,929
FMC Technologies, Inc. (a)	72	2,232
Halliburton Co.	71	2,510
National Oilwell Varco, Inc.	1,009	37,989
Schlumberger Ltd.	2,245	154,837

	Number of Shares	Value
Transocean Ltd.	19,700	$254,524

		504,484

Pipelines — 0.0%
Columbia Pipeline Group, Inc.	172	3,146
Kinder Morgan, Inc.	60	1,661
Spectra Energy Corp.	71	1,865
The Williams Cos., Inc.	33	1,216

		7,888

		3,416,691

Financial — 8.3%
Banks — 2.7%
Bank of America Corp.	59,842	932,338
The Bank of New York Mellon Corp.	5,995	234,704
BB&T Corp.	2,712	96,547
Capital One Financial Corp.	75	5,439
Comerica, Inc.	124	5,096
Fifth Third Bancorp	3,421	64,691
Huntington Bancshares, Inc.	21,110	223,766
KeyCorp	3,472	45,171
M&T Bank Corp.	281	34,268
Northern Trust Corp.	1,061	72,318
PNC Financial Services Group, Inc.	2,445	218,094
Regions Financial Corp.	6,343	57,151
State Street Corp.	385	25,876
SunTrust Banks, Inc.	5,800	221,792
U.S. Bancorp	3,029	124,219
Wells Fargo & Co.	16,164	830,021
Zions Bancorp	49	1,350

		3,192,841

Diversified Financial — 2.3%
American Express Co.	1,888	139,957
Ameriprise Financial, Inc.	205	22,372
BlackRock, Inc.	60	17,848
The Charles Schwab Corp.	1,122	32,044
Citigroup, Inc.	14,984	743,356
CME Group, Inc.	555	51,471
Discover Financial Services	1,595	82,924
E*TRADE Financial Corp. (a)	293	7,715
Franklin Resources, Inc.	1,548	57,679
The Goldman Sachs Group, Inc.	448	77,845
Intercontinental Exchange, Inc.	152	35,719
Invesco Ltd.	2,123	66,301
JP Morgan Chase & Co.	15,065	918,513
Legg Mason, Inc.	1,297	53,968
Morgan Stanley	8,996	283,374
The Nasdaq, Inc.	3,022	161,163
Navient Corp.	3,818	42,914
T. Rowe Price Group, Inc.	86	5,977

		2,801,140

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 0.1%
Blackhawk Network Holdings, Inc. (a)	1,400	$59,346

Insurance — 2.5%
ACE Ltd.	1,530	158,202
Aflac, Inc.	2,145	124,689
The Allstate Corp.	586	34,129
American International Group, Inc.	8,311	472,231
Aon PLC	706	62,559
Assurant, Inc.	3,610	285,226
Berkshire Hathaway, Inc. Class B (a)	1,653	215,551
The Chubb Corp.	1,964	240,884
Cincinnati Financial Corp.	3,624	194,971
Genworth Financial, Inc. Class A (a)	55	254
The Hartford Financial Services Group, Inc.	5,690	260,488
Lincoln National Corp.	958	45,467
Loews Corp.	34	1,229
Marsh & McLennan Cos., Inc.	1,230	64,231
MetLife, Inc.	3,729	175,822
Principal Financial Group, Inc.	1,735	82,135
The Progressive Corp.	1,634	50,066
Prudential Financial, Inc.	3,335	254,160
Torchmark Corp.	580	32,712
The Travelers Cos., Inc.	2,103	209,311
Unum Group	835	26,787
XL Group PLC	897	32,579

		3,023,683

Real Estate — 0.0%
CBRE Group, Inc. (a)	1,198	38,336

Real Estate Investment Trusts (REITS) — 0.7%
American Tower Corp.	198	17,420
Apartment Investment & Management Co. Class A	164	6,071
AvalonBay Communities, Inc.	424	74,124
Boston Properties, Inc.	7	829
Communications Sales & Leasing, Inc. (a)	950	17,005
Crown Castle International Corp.	1,400	110,418
Equity Residential	901	67,683
Essex Property Trust, Inc.	300	67,026
General Growth Properties, Inc.	3,900	101,283
HCP, Inc.	976	36,356
Host Hotels & Resorts, Inc.	930	14,703
Iron Mountain, Inc.	73	2,265
Kimco Realty Corp.	1,410	34,447
The Macerich Co.	400	30,728
Mack-Cali Realty Corp.	1,250	23,600
Plum Creek Timber Co., Inc.	73	2,884
Prologis, Inc.	1,616	62,863
Public Storage	27	5,714
Simon Property Group, Inc.	704	129,339
Ventas, Inc.	36	2,018

	Number of Shares	Value
Vornado Realty Trust	165	$14,919
Welltower, Inc.	274	18,555
Weyerhaeuser Co.	77	2,105

		842,355

Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	35	356
People’s United Financial, Inc.	1,059	16,658

		17,014

		9,974,715

Industrial — 5.9%
Aerospace & Defense — 0.9%
The Boeing Co.	2,966	388,398
General Dynamics Corp.	2,018	278,383
KLX, Inc. (a)	2,500	89,350
L-3 Communications Holdings, Inc.	214	22,367
Lockheed Martin Corp.	421	87,277
Northrop Grumman Corp.	1,223	202,957
Raytheon Co.	16	1,748
Rockwell Collins, Inc.	457	37,401
United Technologies Corp.	202	17,976

		1,125,857

Airlines — 0.2%
United Continental Holdings, Inc. (a)	5,200	275,860

Building Materials — 0.2%
Masco Corp.	7,494	188,699

Electrical Components & Equipment — 0.0%
Emerson Electric Co.	743	32,818

Electronics — 0.8%
Agilent Technologies, Inc.	3,273	112,362
Allegion PLC	4,200	242,172
Amphenol Corp. Class A	72	3,669
FLIR Systems, Inc.	35	980
Keysight Technologies, Inc. (a)	3,200	98,688
Kimball Electronics, Inc. (a)	11,200	133,616
Knowles Corp. (a)	11,600	213,788
PerkinElmer, Inc.	24	1,103
TE Connectivity Ltd.	100	5,989
Tyco International PLC	1,200	40,152
Waters Corp. (a)	1,030	121,756

		974,275

Engineering & Construction — 0.2%
Fluor Corp.	347	14,696
Jacobs Engineering Group, Inc. (a)	5,624	210,506

		225,202

Environmental Controls — 0.0%
Republic Services, Inc.	87	3,584
Stericycle, Inc. (a)	87	12,120
Waste Management, Inc.	645	32,128

		47,832

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hand & Machine Tools — 0.0%
Snap-on, Inc.	85	$12,830
Stanley Black & Decker, Inc.	252	24,439

		37,269

Machinery – Construction & Mining — 0.1%
Caterpillar, Inc.	1,150	75,164
Hyster-Yale Materials Handling, Inc.	700	40,481
Ingersoll-Rand PLC	200	10,154

		125,799

Machinery – Diversified — 0.4%
AGCO Corp.	2,200	102,586
Cummins, Inc.	803	87,190
Deere & Co.	1,781	131,794
Flowserve Corp.	91	3,744
Rockwell Automation, Inc.	946	95,990
Roper Technologies, Inc.	434	68,008
Xylem, Inc.	701	23,028

		512,340

Manufacturing — 2.0%
3M Co.	325	46,075
Danaher Corp.	2,372	202,118
Dover Corp.	3,103	177,429
Eaton Corp. PLC	482	24,727
General Electric Co.	55,086	1,389,269
Honeywell International, Inc.	75	7,102
Illinois Tool Works, Inc.	1,360	111,942
Leggett & Platt, Inc.	1,595	65,794
Parker Hannifin Corp.	190	18,487
Pentair PLC	3,119	159,194
Textron, Inc.	3,585	134,939

		2,337,076

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	9	2,067

Miscellaneous – Manufacturing — 0.1%
Hexcel Corp.	2,100	94,206

Packaging & Containers — 0.4%
Ball Corp.	220	13,684
Owens-Illinois, Inc. (a)	322	6,672
Sealed Air Corp.	5,747	269,419
WestRock Co.	3,405	175,153

		464,928

Transportation — 0.6%
American ExpressNorfolk Southern Corp.	83	6,341
C.H. Robinson Worldwide, Inc.	1,654	112,108
CSX Corp.	1,673	45,004
Expeditors International of Washington, Inc.	1,984	93,347
FedEx Corp.	6	864
Ryder System, Inc.	274	20,287

	Number of Shares	Value
Union Pacific Corp.	90	$7,957
United Parcel Service, Inc. Class B	3,685	363,673

		649,581

		7,093,809

Technology — 6.7%
Computers — 3.9%
Accenture PLC Class A	2,570	252,528
Apple, Inc.	22,006	2,427,262
Cognizant Technology Solutions Corp. Class A (a)	1,818	113,825
Computer Sciences Corp.	4,775	293,090
EMC Corp.	8,253	199,393
Hewlett-Packard Co.	8,363	214,176
International Business Machines Corp.	3,550	514,644
NetApp, Inc.	6,109	180,826
SanDisk Corp.	3,610	196,131
Science Applications International Corp.	1,000	40,210
Seagate Technology PLC	4,400	197,120
Teradata Corp. (a)	398	11,526
Western Digital Corp.	441	35,033

		4,675,764

Office Equipment/Supplies — 0.0%
Pitney Bowes, Inc.	799	15,860
Xerox Corp.	3,573	34,765

		50,625

Semiconductors — 0.8%
Altera Corp.	297	14,874
Analog Devices, Inc.	1,459	82,302
Applied Materials, Inc.	567	8,329
Avago Technologies Ltd.	1,600	200,016
Broadcom Corp. Class A	24	1,234
Intel Corp.	6,211	187,200
KLA-Tencor Corp.	398	19,900
Lam Research Corp.	663	43,314
Linear Technology Corp.	381	15,373
Microchip Technology, Inc.	1,024	44,124
Micron Technology, Inc. (a)	5,533	82,884
NVIDIA Corp.	1,285	31,675
Skyworks Solutions, Inc.	690	58,105
Texas Instruments, Inc.	845	41,845
Xilinx, Inc.	1,561	66,187

		897,362

Software — 2.0%
Adobe Systems, Inc. (a)	1,405	115,519
Autodesk, Inc. (a)	47	2,075
CA, Inc.	3,685	100,600
CDK Global, Inc.	7,350	351,183
Citrix Systems, Inc. (a)	2,645	183,246
The Dun & Bradstreet Corp.	49	5,145

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electronic Arts, Inc. (a)	1,086	$73,576
Fidelity National Information Services, Inc.	360	24,149
Fiserv, Inc. (a)	994	86,090
Intuit, Inc.	959	85,111
Microsoft Corp.	14,441	639,159
Oracle Corp.	11,588	418,559
Red Hat, Inc. (a)	2,624	188,613
Salesforce.com, Inc. (a)	1,980	137,471

		2,410,496

		8,034,247

Utilities — 1.4%
Electric — 1.4%
The AES Corp.	18,777	183,827
Ameren Corp.	972	41,086
American Electric Power Co., Inc.	1,696	96,435
CenterPoint Energy, Inc.	1,535	27,691
CMS Energy Corp.	1,110	39,205
Consolidated Edison, Inc.	909	60,767
Dominion Resources, Inc.	362	25,478
DTE Energy Co.	612	49,186
Duke Energy Corp.	486	34,963
Edison International	1,534	96,749
Entergy Corp.	1,111	72,326
Eversource Energy	622	31,486
Exelon Corp.	6,023	178,883
FirstEnergy Corp.	4,166	130,437
NextEra Energy, Inc.	1,636	159,592
NRG Energy, Inc.	20	297
Pepco Holdings, Inc.	98	2,374
PG&E Corp.	323	17,054
Pinnacle West Capital Corp.	250	16,035
PPL Corp.	3,384	111,300
Public Service Enterprise Group, Inc.	3,609	152,155
SCANA Corp.	772	43,433
The Southern Co.	734	32,810
TECO Energy, Inc.	98	2,574
WEC Energy Group, Inc.	364	19,008
Xcel Energy, Inc.	1,145	40,544

		1,665,695

Gas — 0.0%
AGL Resources, Inc.	516	31,497
NiSource, Inc.	172	3,190
Sempra Energy	72	6,964

		41,651

		1,707,346

TOTAL COMMON STOCK (Cost $65,869,797)		62,838,151

	Number of Shares	Value
PREFERRED STOCK — 0.3%
Consumer, Non-cyclical — 0.1%
Pharmaceuticals — 0.1%
Allergan PLC 5.500%	105	$99,063

Energy — 0.1%
Anadarko Petroleum Corp. 7.500% 7.500%	2,600	97,318
Southwestern Energy Co. 6.250%	1,200	37,296

		134,614

Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%	5,000	126,900

TOTAL PREFERRED STOCK (Cost $421,316)		360,577

TOTAL EQUITIES (Cost $66,291,113)		63,198,728

	Principal Amount
BONDS & NOTES — 34.4%

CORPORATE DEBT — 16.5%
Advertising — 0.0%
WPP Finance 2010 4.750% 11/21/21	$20,000	21,866

Aerospace & Defense — 0.0%
United Technologies Corp. 6.125% 7/15/38	15,000	18,477

Agriculture — 0.2%
Altria Group, Inc. 4.250% 8/09/42	20,000	18,488
Bunge Ltd. Finance Corp. 3.200% 6/15/17	45,000	45,837
Philip Morris International, Inc. 6.375% 5/16/38	5,000	6,232
Reynolds American, Inc. 2.300% 6/12/18	45,000	45,484
Reynolds American, Inc. 3.250% 6/12/20	30,000	30,856
Reynolds American, Inc. 5.850% 8/15/45	30,000	33,377

		180,274

Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2014-1, Class A 3.700% 4/01/28	24,267	24,116
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	14,309	14,309

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A 4.100% 10/01/29	$85,000	$85,637
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	30,000	30,675

		154,737

Auto Manufacturers — 0.2%
General Motors Co. 5.200% 4/01/45	60,000	56,307
General Motors Financial Co., Inc. 3.200% 7/13/20	80,000	78,922
General Motors Financial Co., Inc. 4.300% 7/13/25	100,000	96,741
Hyundai Capital America (b) 2.550% 2/06/19	40,000	40,210

		272,180

Banks — 1.3%
Associated Banc-Corp. 2.750% 11/15/19	110,000	111,515
Bank of America Corp. 4.000% 4/01/24	75,000	77,198
Bank of America Corp. 5.650% 5/01/18	60,000	65,466
Bank of America Corp. 5.875% 2/07/42	40,000	46,773
Credit Suisse AG 5.400% 1/14/20	70,000	77,596
Discover Bank 2.000% 2/21/18	45,000	44,734
FirstMerit Corp. 4.350% 2/04/23	15,000	15,424
ICICI Bank Ltd. (b) 4.750% 11/25/16	59,000	60,936
Intesa Sanpaolo SpA VRN (b) 7.700% 12/29/49	200,000	195,000
Itau Unibanco Holding SA (b) 2.850% 5/26/18	200,000	187,340
JP Morgan Chase & Co. 3.375% 5/01/23	10,000	9,773
JP Morgan Chase & Co. 3.875% 9/10/24	50,000	49,522
Morgan Stanley 3.950% 4/23/27	40,000	38,523
Regions Financial Corp. 7.500% 5/15/18	30,000	33,635
Santander Holdings USA, Inc. 2.650% 4/17/20	85,000	83,456
State Street Corp. 3.300% 12/16/24	85,000	85,858
SVB Financial Group 3.500% 1/29/25	135,000	131,665

	Principal Amount	Value
SVB Financial Group 5.375% 9/15/20	$15,000	$16,720
Valley National Bancorp 5.125% 9/27/23	50,000	53,531
Wells Fargo & Co. 4.300% 7/22/27	145,000	147,776

		1,532,441

Biotechnology — 0.0%
Amgen, Inc. 5.150% 11/15/41	45,000	46,249

Building Materials — 0.3%
CRH America, Inc. 8.125% 7/15/18	50,000	58,152
Lafarge SA 6.500% 7/15/16	45,000	46,444
Martin Marietta Material, Inc. FRN 1.381% 6/30/17	50,000	49,625
Masco Corp. 4.450% 4/01/25	140,000	141,750
Owens Corning, Inc. 4.200% 12/01/24	50,000	49,670
Owens Corning, Inc. 6.500% 12/01/16	3,000	3,201
Owens Corning, Inc. 9.000% 6/15/19	10,000	11,891

		360,733

Chemicals — 0.4%
Ashland, Inc. 6.875% 5/15/43	105,000	97,650
Cytec Industries, Inc. 8.950% 7/01/17	7,000	7,765
The Dow Chemical Co. 8.550% 5/15/19	15,000	18,133
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	5,000	5,567
Ecolab, Inc. 4.350% 12/08/21	15,000	16,232
Incitec Pivot Finance LLC (b) 6.000% 12/10/19	25,000	27,359
Methanex Corp. 5.250% 3/01/22	5,000	5,324
Rockwood Specialties Group, Inc. 4.625% 10/15/20	155,000	160,438
RPM International, Inc. 3.450% 11/15/22	50,000	48,671
RPM International, Inc. 6.125% 10/15/19	50,000	55,988
RPM International, Inc. 6.500% 2/15/18	20,000	21,942
Valspar Corp. 7.250% 6/15/19	25,000	28,949

		494,018

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Services — 0.1%
The ADT Corp. 2.250% 7/15/17	$65,000	$64,025
Cardtronics, Inc., Convertible 1.000% 12/01/20	50,000	46,313
ERAC USA Finance LLC (b) 2.800% 11/01/18	15,000	15,341
ERAC USA Finance LLC (b) 6.700% 6/01/34	35,000	41,967

		167,646

Computers — 0.1%
SanDisk Corp., Convertible 0.500% 10/15/20	91,000	88,099

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	10,000	12,582

Distribution & Wholesale — 0.0%
Arrow Electronics, Inc. 4.500% 3/01/23	10,000	10,226

Diversified Financial — 2.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.500% 5/15/21	180,000	179,775
Affiliated Managers Group, Inc. 3.500% 8/01/25	70,000	67,346
Affiliated Managers Group, Inc. 4.250% 2/15/24	51,000	51,862
Air Lease Corp. 3.375% 1/15/19	90,000	91,125
Air Lease Corp. 3.875% 4/01/21	60,000	60,750
Air Lease Corp. STEP 5.625% 4/01/17	15,000	15,656
Ally Financial, Inc. 4.625% 5/19/22	90,000	88,538
Ares Finance Co. LLC (b) 4.000% 10/08/24	85,000	82,639
Citigroup, Inc. 3.875% 3/26/25	455,000	442,174
Citigroup, Inc. 5.375% 8/09/20	50,000	55,808
Citigroup, Inc. 5.875% 1/30/42	20,000	23,258
Citigroup, Inc. 8.125% 7/15/39	15,000	21,571
Citigroup, Inc. 8.500% 5/22/19	30,000	36,221
Eaton Vance Corp. 3.625% 6/15/23	21,000	21,375
Eaton Vance Corp. 6.500% 10/02/17	4,000	4,372
General Electric Capital Corp. 6.000% 8/07/19	30,000	34,697

	Principal Amount	Value
General Electric Capital Corp. 6.875% 1/10/39	$55,000	$77,006
The Goldman Sachs Group, Inc. 5.375% 3/15/20	45,000	50,197
The Goldman Sachs Group, Inc. 5.625% 1/15/17	35,000	36,758
The Goldman Sachs Group, Inc. 5.750% 1/24/22	40,000	45,908
The Goldman Sachs Group, Inc. 6.150% 4/01/18	20,000	22,027
The Goldman Sachs Group, Inc. 6.345% 2/15/34	20,000	22,909
HSBC Finance Corp. 6.676% 1/15/21	30,000	35,101
Hyundai Capital America (b) 1.625% 10/02/15	30,000	30,000
Hyundai Capital America (b) 2.875% 8/09/18	30,000	30,495
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	235,000	235,733
International Lease Finance Corp. 3.875% 4/15/18	55,000	54,863
International Lease Finance Corp. STEP 8.750% 3/15/17	20,000	21,500
Janus Capital Group, Inc. 4.875% 8/01/25	80,000	82,035
JP Morgan Chase & Co. 4.500% 1/24/22	40,000	43,159
JP Morgan Chase & Co. 4.950% 3/25/20	70,000	77,092
JP Morgan Chase & Co. 5.600% 7/15/41	95,000	108,720
Lazard Group LLC 6.850% 6/15/17	13,000	14,047
Legg Mason, Inc. 5.625% 1/15/44	35,000	36,224
Merrill Lynch & Co., Inc. 7.750% 5/14/38	20,000	27,346
Morgan Stanley 3.800% 4/29/16	30,000	30,492
Morgan Stanley 4.350% 9/08/26	30,000	30,154
Morgan Stanley 5.450% 1/09/17	60,000	63,020
Morgan Stanley 5.625% 9/23/19	50,000	55,858
Morgan Stanley 5.750% 1/25/21	20,000	22,810
Stifel Financial Corp. 4.250% 7/18/24	30,000	29,991

		2,560,612

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electric — 1.1%
Appalachian Power Co. 3.400% 6/01/25	$90,000	$89,103
Commonwealth Edison Co. 3.700% 3/01/45	75,000	68,622
Entergy Louisiana LLC 4.950% 1/15/45	40,000	40,406
Florida Power & Light Co. 4.950% 6/01/35	25,000	27,663
IPALCO Enterprises, Inc. (b) 3.450% 7/15/20	200,000	193,500
Kansas Gas & Electric Co. 5.647% 3/29/21	43,044	43,474
LG&E and KU Energy LLC 4.375% 10/01/21	60,000	65,458
Metropolitan Edison Co. (b) 4.000% 4/15/25	50,000	50,947
National Fuel Gas Co. 3.750% 3/01/23	20,000	18,857
Nevada Power Co. Series N 6.650% 4/01/36	20,000	25,479
Niagara Mohawk Power Corp. (b) 2.721% 11/28/22	35,000	34,029
NiSource Finance Corp. 5.800% 2/01/42	40,000	46,388
Oncor Electric Delivery Co. 6.800% 9/01/18	5,000	5,676
Oncor Electric Delivery Co. 7.500% 9/01/38	15,000	20,481
Pacific Gas & Electric Co. 5.800% 3/01/37	25,000	29,712
Pennsylvania Electric Co. (b) 4.150% 4/15/25	70,000	70,871
PPL Capital Funding, Inc. 1.900% 6/01/18	15,000	15,001
PPL Capital Funding, Inc. 5.000% 3/15/44	45,000	47,060
Progress Energy, Inc. 7.000% 10/30/31	5,000	6,340
Puget Energy, Inc. (b) 3.650% 5/15/25	85,000	83,883
Puget Energy, Inc. 6.500% 12/15/20	59,000	68,769
Southern California Edison Co. 5.950% 2/01/38	20,000	24,870
State Grid Overseas Investment Ltd. (b) 1.750% 5/22/18	45,000	44,753
Transelec SA (b) 4.625% 7/26/23	25,000	25,632
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	30,412	32,244

	Principal Amount	Value
Virginia Electric and Power Co. 6.350% 11/30/37	$30,000	$38,817
Wisconsin Public Service Corp. 5.650% 11/01/17	50,000	53,442

		1,271,477

Electronics — 0.1%
Amphenol Corp. 2.550% 1/30/19	50,000	50,523
Amphenol Corp. 4.000% 2/01/22	20,000	20,609
Arrow Electronics, Inc. 3.500% 4/01/22	60,000	59,293
Avnet, Inc. 4.875% 12/01/22	23,000	23,985

		154,410

Environmental Controls — 0.1%
Republic Services, Inc. 3.200% 3/15/25	125,000	121,590
Republic Services, Inc. 3.800% 5/15/18	30,000	31,480
Republic Services, Inc. 5.250% 11/15/21	5,000	5,610

		158,680

Foods — 0.2%
ConAgra Foods, Inc. 4.950% 8/15/20	30,000	32,797
ConAgra Foods, Inc. 6.625% 8/15/39	15,000	16,461
ConAgra Foods, Inc. 7.000% 4/15/19	32,000	36,805
Kraft Foods, Inc. 6.500% 2/09/40	14,000	17,145
Tyson Foods, Inc. 2.650% 8/15/19	15,000	15,113
Tyson Foods, Inc. 4.875% 8/15/34	25,000	25,477
Tyson Foods, Inc. 6.600% 4/01/16	45,000	46,235
WM Wrigley Jr. Co. (b) 2.400% 10/21/18	15,000	15,264

		205,297

Forest Products & Paper — 0.3%
International Paper Co. 4.750% 2/15/22	20,000	21,600
International Paper Co. 7.300% 11/15/39	25,000	30,596
International Paper Co. 9.375% 5/15/19	15,000	18,480
Sappi Papier Holding GmbH (b) 7.750% 7/15/17	255,000	267,750

		338,426

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Gas — 0.0%
Boston Gas Co. (b) 4.487% 2/15/42	$10,000	$10,238

Health Care – Products — 0.1%
Boston Scientific Corp. 6.000% 1/15/20	35,000	39,252
Johnson & Johnson 5.850% 7/15/38	10,000	12,838
Zimmer Biomet Holdings, Inc. 3.550% 4/01/25	115,000	112,611

		164,701

Health Care – Services — 0.1%
Cigna Corp. 5.125% 6/15/20	20,000	22,335
Howard Hughes Medical Institute 3.500% 9/01/23	35,000	36,634
Kaiser Foundation Hospitals 3.500% 4/01/22	15,000	15,455
UnitedHealth Group, Inc. 6.875% 2/15/38	45,000	59,922

		134,346

Holding Company – Diversified — 0.1%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	45,000	50,553

Home Builders — 0.2%
Lennar Corp. 4.750% 12/15/17	275,000	282,391

Home Furnishing — 0.0%
Whirlpool Corp. 5.150% 3/01/43	10,000	10,181

Housewares — 0.0%
Newell Rubbermaid, Inc. 2.050% 12/01/17	15,000	15,024

Insurance — 1.1%
The Allstate Corp. VRN 5.750% 8/15/53	70,000	72,475
AXIS Specialty Finance PLC 2.650% 4/01/19	20,000	20,089
Brown & Brown, Inc. 4.200% 9/15/24	70,000	70,580
The Chubb Corp. VRN 6.375% 4/15/37	31,000	30,574
CNA Financial Corp. 3.950% 5/15/24	40,000	40,268
CNA Financial Corp. 7.350% 11/15/19	40,000	47,366
CNO Financial Group, Inc. 4.500% 5/30/20	60,000	61,200
CNO Financial Group, Inc. 5.250% 5/30/25	72,000	73,080

	Principal Amount	Value
The Hartford Financial Services Group, Inc. VRN 8.125% 6/15/38	$60,000	$66,300
Liberty Mutual Group, Inc. (b) 4.250% 6/15/23	21,000	21,719
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	45,000	49,635
MetLife Capital Trust IV (b) 7.875% 12/15/37	70,000	85,750
MetLife, Inc. Series A 6.817% 8/15/18	10,000	11,392
Principal Financial Group, Inc. 8.875% 5/15/19	30,000	36,614
Prudential Financial, Inc. VRN 5.200% 3/15/44	65,000	63,842
Prudential Financial, Inc. VRN 5.375% 5/15/45	60,000	59,550
Prudential Financial, Inc. VRN 5.625% 6/15/43	45,000	46,440
Prudential Financial, Inc. VRN 8.875% 6/15/38	55,000	63,126
QBE Insurance Group Ltd. (b) 2.400% 5/01/18	25,000	25,169
Reinsurance Group of America, Inc. 4.700% 9/15/23	55,000	59,272
Reinsurance Group of America, Inc. 5.000% 6/01/21	40,000	43,903
Reinsurance Group of America, Inc. 6.450% 11/15/19	45,000	51,443
USF&G Capital I (b) 8.500% 12/15/45	35,000	50,864
Voya Financial, Inc. 5.500% 7/15/22	30,000	34,169
Voya Financial, Inc. VRN 5.650% 5/15/53	45,000	45,360
Willis Group Holdings PLC 4.125% 3/15/16	5,000	5,061
Willis Group Holdings PLC 5.750% 3/15/21	55,000	61,523
Willis North America, Inc. 7.000% 9/29/19	21,000	24,002
XLIT Ltd. 4.450% 3/31/25	40,000	40,029

		1,360,795

Internet — 0.2%
Expedia, Inc. 7.456% 8/15/18	90,000	101,577
LinkedIn Corp., Convertible (b) 0.500% 11/01/19	55,000	54,141
Tencent Holdings Ltd. (b) 2.875% 2/11/20	55,000	54,587

		210,305

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Investment Companies — 0.2%
Ares Capital Corp. 3.875% 1/15/20	$130,000	$133,856
FS Investment Corp. 4.000% 7/15/19	90,000	91,211

		225,067

Iron & Steel — 0.4%
Allegheny Technologies, Inc. 9.375% 6/01/19	25,000	26,375
ArcelorMittal 5.125% 6/01/20	80,000	72,408
ArcelorMittal 6.000% 8/05/20	60,000	54,225
ArcelorMittal 6.125% 6/01/18	11,000	10,780
Commercial Metals Co. 6.500% 7/15/17	30,000	30,900
Glencore Funding LLC (b) 2.875% 4/16/20	150,000	120,000
Glencore Funding LLC (b) 4.625% 4/29/24	5,000	3,750
Reliance Steel & Aluminum Co. 4.500% 4/15/23	30,000	28,635
Reliance Steel & Aluminum Co. 6.200% 11/15/16	55,000	57,112
Reliance Steel & Aluminum Co. 6.850% 11/15/36	55,000	59,979

		464,164

Leisure Time — 0.1%
Carnival Corp. 1.875% 12/15/17	50,000	50,231

Lodging — 0.1%
Choice Hotels International, Inc. 5.700% 8/28/20	55,000	58,919
Marriott International, Inc. 3.375% 10/15/20	50,000	51,830
Marriott International, Inc. 5.810% 11/10/15	15,000	15,078
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	5,000	5,544

		131,371

Machinery – Diversified — 0.2%
CNH Industrial Capital LLC 3.250% 2/01/17	25,000	24,531
CNH Industrial Capital LLC 3.375% 7/15/19	50,000	47,625
CNH Industrial Capital LLC 3.625% 4/15/18	25,000	24,297
CNH Industrial Capital LLC 3.875% 11/01/15	70,000	69,825

	Principal Amount	Value
CNH Industrial Capital LLC 6.250% 11/01/16	$45,000	$45,844
Xylem, Inc. 4.875% 10/01/21	20,000	21,919

		234,041

Manufacturing — 0.4%
Eaton Corp. 1.500% 11/02/17	25,000	24,972
General Electric Co. 4.125% 10/09/42	50,000	49,327
Harsco Corp 2.700% 10/15/15	246,000	245,877
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	40,000	45,082
SPX FLOW, Inc. 6.875% 9/01/17	45,000	47,250
Tyco Electronics Group SA 6.550% 10/01/17	40,000	43,832

		456,340

Media — 0.3%
21st Century Fox America, Co. 6.900% 8/15/39	25,000	30,549
CBS Corp. 7.875% 7/30/30	40,000	51,956
CCO Safari II LLC (b) 3.579% 7/23/20	65,000	64,521
CCO Safari II LLC (b) 4.908% 7/23/25	65,000	64,688
NBCUniversal Media LLC 6.400% 4/30/40	5,000	6,245
Time Warner Cable, Inc. 6.750% 6/15/39	25,000	25,006
Time Warner Cable, Inc. 8.250% 4/01/19	10,000	11,653
Time Warner Cable, Inc. 8.750% 2/14/19	10,000	11,744
Time Warner, Inc. 4.700% 1/15/21	35,000	38,219
Time Warner, Inc. 6.100% 7/15/40	25,000	28,240
Time Warner, Inc. 6.250% 3/29/41	5,000	5,759

		338,580

Mining — 0.4%
Freeport-McMoRan, Inc. 2.375% 3/15/18	20,000	17,500
Freeport-McMoRan, Inc. 4.000% 11/14/21	190,000	148,200
Freeport-McMoRan, Inc. 5.450% 3/15/43	30,000	20,850

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Glencore Finance Canada. STEP (b) 2.050% 10/23/15	$50,000	$49,950
Glencore Finance Canada. (b) 5.800% 11/15/16	45,000	42,750
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	50,000	61,168
Vale Overseas Ltd. 6.250% 1/23/17	65,000	66,161
Vale Overseas Ltd. 6.875% 11/10/39	15,000	11,596

		418,175

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.625% 3/15/24	65,000	65,512
Pitney Bowes, Inc. 4.750% 1/15/16	25,000	25,269
Pitney Bowes, Inc. 4.750% 5/15/18	5,000	5,323
Pitney Bowes, Inc. 5.750% 9/15/17	6,000	6,455

		102,559

Office Furnishings — 0.1%
Steelcase, Inc. 6.375% 2/15/21	50,000	55,766

Oil & Gas — 1.2%
Anadarko Petroleum Corp. 6.450% 9/15/36	13,000	14,302
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	10,000	7,100
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	90,000	77,400
Chesapeake Energy Corp. 3.250% 3/15/16	175,000	171,535
Devon Energy Corp. 5.600% 7/15/41	40,000	38,647
Ensco PLC 5.200% 3/15/25	95,000	72,302
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	45,000	44,797
Pemex Project Funding Master Trust 6.625% 6/15/38	5,000	4,563
Petrobras Global Finance BV 2.000% 5/20/16	35,000	33,600
Petrobras International Finance Co. 3.875% 1/27/16	59,000	57,967
Petroleos Mexicanos 3.125% 1/23/19	10,000	9,788
Petroleos Mexicanos 5.500% 1/21/21	60,000	63,087
Petroleos Mexicanos 6.375% 1/23/45	15,000	13,476

	Principal Amount	Value
Pioneer Natural Resources Co. 5.875% 7/15/16	$50,000	$51,715
Pioneer Natural Resources Co. 7.500% 1/15/20	50,000	57,493
Rowan Cos., Inc. 4.750% 1/15/24	105,000	76,916
Rowan Cos., Inc. 4.875% 6/01/22	134,000	99,867
Rowan Cos., Inc. 5.000% 9/01/17	40,000	39,225
Southwestern Energy Co. 4.050% 1/23/20	85,000	84,514
Southwestern Energy Co. 4.950% 1/23/25	50,000	44,687
Transocean, Inc. STEP 5.550% 12/15/16	40,000	39,500
Transocean, Inc. 6.000% 3/15/18	96,000	87,840
Whiting Petroleum Corp., Convertible (b) 1.250% 4/01/20	75,000	61,078
WPX Energy, Inc. 7.500% 8/01/20	185,000	169,275

		1,420,674

Oil & Gas Services — 0.4%
Hornbeck Offshore Services, Inc., Convertible 1.500% 9/01/19	95,000	70,478
SEACOR Holdings, Inc., Convertible 3.000% 11/15/28	32,000	25,440
SESI LLC 6.375% 5/01/19	25,000	24,906
Superior Energy Services, Inc. 7.125% 12/15/21	187,000	183,494
Weatherford International Ltd. 4.500% 4/15/22	25,000	20,220
Weatherford International Ltd. 5.125% 9/15/20	138,000	120,262
Weatherford International Ltd. 5.950% 4/15/42	45,000	31,285

		476,085

Packaging & Containers — 0.0%
Brambles USA Inc., Series A (b) 5.350% 4/01/20	15,000	16,578

Pharmaceuticals — 0.6%
AbbVie, Inc. 3.600% 5/14/25	100,000	98,627
Actavis Funding SCS 3.000% 3/12/20	75,000	75,066
Actavis Funding SCS 3.800% 3/15/25	105,000	101,434
Actavis Funding SCS 4.750% 3/15/45	45,000	40,858

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Baxalta, Inc. (b) 3.600% 6/23/22	$25,000	$25,241
Baxalta, Inc. (b) 4.000% 6/23/25	70,000	70,108
Baxalta, Inc. (b) 5.250% 6/23/45	35,000	35,327
Cardinal Health, Inc. 3.750% 9/15/25	105,000	106,654
McKesson Corp. 1.292% 3/10/17	20,000	19,962
McKesson Corp. 2.284% 3/15/19	20,000	20,042
McKesson Corp. 3.796% 3/15/24	15,000	15,382
McKesson Corp. 4.750% 3/01/21	30,000	33,312
McKesson Corp. 4.883% 3/15/44	10,000	10,173
McKesson Corp. 6.000% 3/01/41	30,000	35,419
Merck Sharp & Dohme Corp. 5.850% 6/30/39	10,000	12,342
Pfizer, Inc. 7.200% 3/15/39	35,000	48,099

		748,046

Pipelines — 1.1%
Boardwalk Pipelines LLC 5.500% 2/01/17	40,000	41,171
Boardwalk Pipelines LP 5.875% 11/15/16	95,000	98,227
CenterPoint Energy Resources Corp. 4.500% 1/15/21	25,000	26,779
CenterPoint Energy Resources Corp. 5.850% 1/15/41	20,000	23,112
Energy Transfer Partners LP FRN 3.318% 11/16/15	50,000	36,500
Energy Transfer Partners LP 4.050% 3/15/25	105,000	92,792
Energy Transfer Partners LP 4.150% 10/01/20	45,000	45,518
Energy Transfer Partners LP 4.900% 3/15/35	60,000	48,466
Enterprise Products Operating Co. 3.700% 2/15/26	85,000	80,321
Enterprise Products Operating LLC 3.200% 2/01/16	25,000	25,170
Kinder Morgan Energy Partners LP 4.100% 11/15/15	25,000	25,071
Kinder Morgan Energy Partners LP 6.000% 2/01/17	25,000	26,152
Kinder Morgan Energy Partners LP 6.500% 2/01/37	25,000	23,910

	Principal Amount	Value
Kinder Morgan Energy Partners LP 6.950% 1/15/38	$5,000	$4,955
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	35,000	37,039
Kinder Morgan, Inc. 4.300% 6/01/25	105,000	94,327
Magellan Midstream Partners LP 5.150% 10/15/43	110,000	104,346
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.500% 7/15/23	80,000	73,416
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875% 12/01/24	135,000	123,525
Phillips 66 Partners LP 3.605% 2/15/25	2,000	1,834
Southern Natural Gas Co. LLC (b) 5.900% 4/01/17	55,000	57,926
Williams Partners LP 5.250% 3/15/20	75,000	79,944
Williams Partners LP/ACMP Finance Corp. 4.875% 5/15/23	145,000	134,125

		1,304,626

Real Estate Investment Trusts (REITS) — 0.5%
American Tower Corp. 3.400% 2/15/19	40,000	41,175
American Tower Corp. 3.450% 9/15/21	100,000	100,452
American Tower Corp. 4.500% 1/15/18	60,000	63,117
Boston Properties LP 3.700% 11/15/18	20,000	20,957
Boston Properties LP 4.125% 5/15/21	30,000	31,952
Brandywine Operating Partners LP 4.950% 4/15/18	40,000	42,316
DDR Corp. 4.750% 4/15/18	15,000	15,874
Duke Realty LP 8.250% 8/15/19	50,000	60,577
ERP Operating LP 4.625% 12/15/21	15,000	16,348
Federal Realty Investment Trust 5.900% 4/01/20	10,000	11,443
HCP, Inc. 2.625% 2/01/20	35,000	34,879
Host Hotels & Resorts LP 4.000% 6/15/25	25,000	24,644
Liberty Property LP 3.750% 4/01/25	45,000	43,938
ProLogis LP 2.750% 2/15/19	15,000	15,283

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Vereit Operating Partnership LP 2.000% 2/06/17	$55,000	$53,900
Vereit Operating Partnership LP 3.000% 2/06/19	25,000	23,844
Weingarten Realty Investors 3.850% 6/01/25	15,000	14,875

		615,574

Retail — 0.6%
Bed Bath & Beyond, Inc. 5.165% 8/01/44	35,000	33,150
CVS Health Corp. 6.125% 9/15/39	10,000	12,113
CVS Pass-Through Trust (b) 5.926% 1/10/34	54,558	62,621
Dollar General Corp. 3.250% 4/15/23	140,000	133,412
GNC Holdings, Inc., Convertible (b) 1.500% 8/15/20	15,000	13,838
The Home Depot, Inc. 5.950% 4/01/41	30,000	37,792
O’Reilly Automotive, Inc. 3.850% 6/15/23	23,000	23,545
O’Reilly Automotive, Inc. 4.875% 1/14/21	40,000	44,198
QVC, Inc. 3.125% 4/01/19	35,000	34,921
QVC, Inc. 4.375% 3/15/23	25,000	24,302
QVC, Inc. 4.450% 2/15/25	45,000	43,388
QVC, Inc. 5.125% 7/02/22	10,000	10,280
Tiffany & Co. 4.900% 10/01/44	40,000	38,657
Wal-Mart Stores, Inc. 5.625% 4/15/41	40,000	48,340
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	25,000	25,337
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	125,000	124,332

		710,226

Savings & Loans — 0.1%
Glencore Funding LLC (b) 1.700% 5/27/16	33,000	31,350
Glencore Funding LLC (b) 2.500% 1/15/19	55,000	46,888
Glencore Funding LLC (b) 3.125% 4/29/19	30,000	25,200

		103,438

Semiconductors — 0.3%
Lam Research Corp. 3.800% 3/15/25	75,000	72,680

	Principal Amount	Value
Microchip Technology, Inc., Convertible (b) 1.625% 2/15/25	$78,000	$74,636
Micron Technology, Inc., Convertible 2.125% 2/15/33	32,000	48,960
Micron Technology, Inc., Convertible 3.000% 11/15/43	69,000	58,003
ON Semiconductor Corp., Convertible (b) 1.000% 12/01/20	30,000	27,919
QUALCOMM, Inc. 3.450% 5/20/25	42,000	39,660

		321,858

Software — 0.1%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	25,000	26,159
CA, Inc. 2.875% 8/15/18	25,000	25,418
CA, Inc. 5.375% 12/01/19	28,000	30,656
Citrix Systems, Inc., Convertible 0.500% 4/15/19	80,000	84,350

		166,583

Telecommunications — 0.6%
America Movil SAB de CV 5.000% 3/30/20	25,000	27,308
America Movil SAB de CV 6.125% 3/30/40	30,000	32,971
AT&T, Inc. 4.750% 5/15/46	65,000	59,559
British Telecom PLC 9.625% 12/15/30	15,000	22,368
CenturyLink, Inc. 6.150% 9/15/19	30,000	29,850
CenturyLink, Inc. 7.600% 9/15/39	10,000	7,575
Cisco Systems, Inc. 5.500% 1/15/40	10,000	11,659
Deutsche Telekom International Finance BV 8.750% 6/15/30	15,000	21,445
Embarq Corp. 7.082% 6/01/16	30,000	30,812
Rogers Communications, Inc. 7.500% 8/15/38	5,000	6,422
Sprint Communications, Inc. (b) 9.000% 11/15/18	95,000	99,683
Telefonica Emisiones SAU 5.462% 2/16/21	30,000	33,521
Verizon Communications, Inc. 2.625% 2/21/20	57,000	57,169
Verizon Communications, Inc. 3.500% 11/01/24	65,000	63,909
Verizon Communications, Inc. 4.862% 8/21/46	55,000	51,574

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Verizon Communications, Inc. 5.012% 8/21/54	$41,000	$37,316
Verizon Communications, Inc. 5.150% 9/15/23	50,000	55,234
Verizon Communications, Inc. 6.550% 9/15/43	42,000	49,621

		697,996

Transportation — 0.2%
Asciano Finance (b) 4.625% 9/23/20	20,000	20,994
Asciano Finance (b) 5.000% 4/07/18	55,000	58,309
Canadian National Railway Co. 6.375% 11/15/37	20,000	26,321
CSX Corp. 7.250% 5/01/27	10,000	12,631
Norfolk Southern Corp. 6.000% 5/23/2111	20,000	22,357
Ryder System, Inc. 2.550% 6/01/19	15,000	15,036
Ryder System, Inc. 2.650% 3/02/20	40,000	39,864
Union Pacific Corp. 4.000% 2/01/21	25,000	26,933

		222,445

Trucking & Leasing — 0.1%
GATX Corp. 2.375% 7/30/18	30,000	30,027
GATX Corp. 3.900% 3/30/23	20,000	20,277
GATX Corp. 4.750% 6/15/22	30,000	32,064
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 6/15/19	65,000	64,687

		147,055

TOTAL CORPORATE DEBT (Cost $19,841,979)		19,714,442

MUNICIPAL OBLIGATIONS — 0.6%
JobsOhio Beverage System Series B 4.532% 1/01/35	150,000	159,132
San Diego County Regional Airport Authority 5.594% 7/01/43	200,000	218,200
State of California 5.950% 4/01/16	35,000	35,928
State of California BAB 7.550% 4/01/39	25,000	36,010
State of California BAB 7.600% 11/01/40	85,000	124,397

	Principal Amount	Value
State of Illinois 5.365% 3/01/17	$100,000	$104,294

		677,961

TOTAL MUNICIPAL OBLIGATIONS (Cost $648,840)		677,961

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.8%
Auto Floor Plan ABS — 0.0%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A FRN (b) 1.716% 10/20/20	50,000	50,000

Automobile ABS — 0.2%
Capital Automotive REIT, Series 2011-1A, Class A (b) 5.610% 11/15/39	95,083	102,489
CPS Auto Trust, Series 2012-D, Class A (b) 1.480% 3/16/20	25,204	25,278
Flagship Credit Auto Trust, Series 2013-1, Class A (b) 1.320% 4/16/18	9,009	9,013
Flagship Credit Auto Trust, Series 2013-2, Class A (b) 1.940% 1/15/19	22,062	22,124
GLS Auto Receivables Trust, Series 2015-1A, Class A (b) 2.250% 12/15/20	45,782	45,803
GO Financial Auto Securitization Trust, Series 2015-1, Class A (b) 1.810% 3/15/18	30,428	30,412

		235,119

Commercial MBS — 2.1%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.935% 2/10/51	52,191	55,546
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 6.002% 2/10/51	45,000	48,091
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.424% 2/10/51	59,537	64,257
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.467% 2/10/51	50,000	54,422
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	72,563	74,897
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	50,000	51,990

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	$105,000	$110,252
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	40,000	42,311
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.915% 6/11/50	120,000	127,984
Commercial Mortgage Pass Through Certificates, Series 2013-GAM, Class A1 (b) 1.705% 2/10/28	99,894	99,102
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	35,000	35,955
Commercial Mortgage Pass Through Certificates, Series 2015-CR23, Class C VRN 4.399% 5/10/48	35,000	33,603
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AM VRN 5.650% 12/10/49	50,000	53,051
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (b) 4.238% 1/10/34	100,000	106,913
DBRR Trust, Series 2013-EZ3, Class A VRN (b) 1.636% 12/18/49	58,443	58,443
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM VRN 6.014% 7/10/38	100,000	102,611
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	95,290	98,201
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM VRN 5.466% 6/12/47	65,000	68,030
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	60,000	64,339
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (b) 5.200% 6/15/44	100,000	110,029
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	40,000	41,560

	Principal Amount	Value
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	$60,000	$62,900
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	30,425	30,502
Morgan Stanley Capital I, Series 2006-HQ8, Class AM VRN 5.636% 3/12/44	60,000	60,417
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.461% 1/11/43	31,092	33,890
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	22,134	21,918
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.477% 8/15/39	33,258	33,341
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	70,000	72,549
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	70,000	70,267
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	150,000	155,327
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.520% 12/15/44	105,000	105,020
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 6.150% 2/15/51	33,558	35,081
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM VRN 6.150% 2/15/51	50,000	53,294
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	40,118	41,646
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	82,330	82,504
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	40,000	42,313
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class B (b) 4.740% 3/15/44	50,000	54,135

		2,456,691

Home Equity ABS — 0.6%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.464% 8/25/35	36,689	36,481

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.854% 11/25/35	$25,122	$24,777
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.854% 6/25/35	8,450	8,409
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.869% 2/25/35	3,369	3,367
Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class M1 FRN 0.644% 4/28/39	21,088	20,853
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2 FRN 0.624% 7/25/35	14,136	13,852
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.644% 8/25/35	7,809	7,793
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.654% 9/25/34	8,868	8,673
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.614% 5/25/36	33,885	33,337
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.644% 7/25/35	31,936	31,775
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.434% 1/25/36	16,000	15,607
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.624% 4/25/35	16,235	16,021
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.364% 8/25/36	13,744	13,606
JP Morgan Mortgage Acquisition Corp., Series 2005-FLD1, Class M2 FRN 0.684% 7/25/35	4,679	4,675
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.974% 12/25/32	2,852	2,847
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.989% 2/25/35	41,415	40,786
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.019% 6/25/35	59,768	58,821
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.914% 3/25/35	75,000	73,756
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.929% 6/28/35	45,472	44,976

	Principal Amount	Value
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (b) 0.959% 6/28/35	$100,000	$89,885
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.944% 7/25/35	22,829	22,916
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1 FRN 0.644% 8/25/35	15,510	15,503
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D FRN 0.564% 1/25/36	66,308	65,978
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.454% 9/25/35	19,601	19,511
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.574% 8/25/35	13,403	13,329
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.944% 3/25/35	13,794	13,769
Security National Mortgage Loan Trust, Series 2006-3A, Class A1 FRN (b) 0.474% 1/25/37	27,414	27,378
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.914% 8/25/35	9,213	9,188

		737,869

Other ABS — 3.5%
321 Henderson Receivables I LLC, Series 2015-1A, Class A (b) 3.260% 3/15/58	49,263	49,074
ALM XIV Ltd., Series 2014-14A, Class A1 FRN (b) 1.724% 7/28/26	250,000	248,576
Alterna Funding I LLC, Series 2014-1A, Class NOTE (b) 1.639% 2/15/21	59,297	59,093
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (b) 4.277% 9/05/44	90,000	92,081
Avery Point VI CLO Ltd., Series 2015-6A, Class A FRN (b) 1.830% 8/05/27	250,000	248,037
BCC Funding VIII LLC, Series 2014-1A, Class A (b) 1.794% 6/20/20	37,781	37,798
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (b) 2.000% 12/10/23	87,311	87,459
Citi Held For Asset Issuance, Series 2015-PM1, Class A (b) 1.850% 12/15/21	86,193	86,166

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1 FRN (b) 0.399% 11/25/45	$44,479	$44,242
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (b) 4.474% 3/20/43	48,125	49,674
CLI Funding V LLC, Series 2014-1A, Class A (b) 3.290% 6/18/29	86,749	88,092
DB Master Finance LLC, Series 2015-1A, Class A2I (b) 3.262% 2/20/45	59,700	60,222
Diamond Resorts Owner Trust, Series 2014-1, Class A (b) 2.540% 5/20/27	61,912	62,320
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	96,625	99,861
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class A FRN (b) 1.637% 4/18/26	250,000	247,851
Eaton Vance CLO, Series 2014-1A, Class A FRN (b) 1.739% 7/15/26	250,000	248,412
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (b) 2.707% 2/19/45	92,670	92,883
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	91,807	92,918
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.839% 5/25/35	18,161	18,113
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (b) 1.445% 4/25/25	250,000	246,275
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	52,515	53,034
Icon Brand Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	41,165	41,755
Icon Brand Holdings LLC, Series 2013-1A, Class A (b) 4.352% 1/25/43	42,584	43,292
LCM Ltd., Series 16A, Class A FRN (b) 1.789% 7/15/26	250,000	248,887
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (b) 1.787% 7/20/26	250,000	248,984
Miramax LLC, Series 2014-1A, Class A2 (b) 3.340% 7/20/26	82,680	83,027

	Principal Amount	Value
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.139% 4/25/35	$82,467	$81,747
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (b) 1.558% 7/20/18	44,036	44,051
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A FRN (b) 1.407% 4/20/25	200,000	197,192
SBA Tower Trust, Series 2014-1A, Class C STEP (b) 2.898% 10/15/44	100,000	100,319
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	17,658	17,858
Sierra Receivables Funding Co. LLC, Series 2011-1A, Class A (b) 3.350% 4/20/26	12,547	12,602
Sonic Capital LLC, Series 2011-1A, Class A2 (b) 5.438% 5/20/41	54,335	57,120
Specialty Underwriting & Residential Finance Trust, Series 2005-AB2, Class M1 FRN 0.644% 6/25/36	40,000	39,219
Springleaf Funding Trust, Series 2013-AA, Class A (b) 2.580% 9/15/21	36,007	36,030
Store Master Funding I LLC, Series 2015-1A, Class A1 (b) 3.750% 4/20/45	99,792	100,618
SVO VOI Mortgage LLC, Series 2012-AA, Class A (b) 2.000% 9/20/29	49,054	49,127
TAL Advantage LLC, Series 2006-1A FRN (b) 0.406% 4/20/21	23,333	23,311
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	51,069	54,199
Welk Resorts LLC, Series 2015-AA, Class A (b) 2.790% 6/16/31	46,998	47,399
Wendys Funding LLC, Series 2015-1A, Class A2I (b) 3.371% 6/15/45	120,000	121,350
Wendys Funding LLC, Series 2015-1A, Class A2II (b) 4.080% 6/15/45	100,000	101,813
Wendys Funding LLC, Series 2015-1A, Class A23 (b) 4.497% 6/15/45	75,000	76,547

		4,138,628

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Student Loans ABS — 1.2%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.459% 8/25/26	$2,701	$2,698
Access Group, Inc., Series 2003-A, Class A3 FRN 1.231% 7/01/38	27,755	25,013
Access Group, Inc., Series 2015-1, Class B FRN (b) 1.694% 7/25/58	100,000	84,435
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.701% 1/25/47	35,000	29,400
College Loan Corp. Trust I, Series 2002-1, Class A5 FRN (b) 1.076% 3/01/42	50,000	46,200
College Loan Corp. Trust I, Series 2002-2, Class A29 FRN (b) 1.566% 3/01/42	50,000	48,663
College Loan Corp. Trust I, Series 2003-1, Class A6 FRN (b) 1.685% 3/01/42	100,000	97,803
EdLinc Student Loan Funding Trust, Series 2012-1, Class B FRN (b) 4.434% 11/26/40	65,000	73,338
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.687% 6/15/43	50,000	49,285
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.716% 6/15/43	50,000	49,899
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.846% 6/15/43	50,000	46,629
Education Loan Asset-Backed Trust I, Series 2003-2, Class 2A1 FRN (b) 1.694% 8/01/43	50,000	46,927
Goal Capital Funding Trust, Series 2007-1, Class C1 FRN 0.726% 6/25/42	13,532	13,531
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1 FRN 0.943% 12/01/31	94,480	93,984
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.595% 10/28/41	40,371	40,165
National Collegiate Student Loan Trust, Series 2007-1, Class A2 FRN 0.324% 11/27/28	49,755	49,429
National Collegiate Student Loan Trust, Series 2006-3, Class A3 FRN 0.344% 10/25/27	82,927	82,163

	Principal Amount	Value
National Collegiate Student Loan Trust, Series 2005-1, Class A4 FRN 0.434% 11/27/28	$42,086	$41,345
Navient Student Loan Trust, Series 2015-3, Class B FRN 1.694% 10/25/58	40,000	35,361
Nelnet Student Loan Trust, Series 2008-3, Class A4 FRN 1.979% 11/25/24	100,000	100,374
Securitized Asset Backed Receivables LLC, Series 2005-HE1, Class A3C, ABS, FRN FRN 0.854% 10/25/35	42,927	42,630
SLC Private Student Loan Trust, Series 2006-A, Class C FRN 0.739% 7/15/36	100,000	88,711
SLM Student Loan Trust, Series 2006-10, Class B FRN 0.515% 3/25/44	81,554	66,191
SLM Student Loan Trust, Series 2004-6, Class B FRN 0.675% 4/25/25	100,000	99,904
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 1.590% 6/17/30	50,000	49,148
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.670% 6/17/30	50,000	49,541

		1,452,767

WL Collateral CMO — 0.2%
Connecticut Avenue Securities, Series 2015-C03, Class 1M1 1.694% 7/25/25	128,488	128,613
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.616% 2/25/34	5,835	5,668
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.028% 9/25/33	2,062	1,925
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.718% 8/25/34	5,098	4,856
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.421% 8/25/34	20,095	16,623
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.444% 8/25/36	9,558	9,408
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.605% 2/25/34	2,687	2,544

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.661% 7/25/33	$1,597	$1,564
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	75	76
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.566% 3/25/34	12,308	12,324
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.599% 4/25/44	27,470	26,727

		210,328

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.444% 11/25/37	15,024	14,921
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.781% 6/25/32	7,553	7,235

		22,156

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,310,728)		9,303,558

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Colombia Government International Bond 7.375% 3/18/19	40,000	45,300
Export-Import Bank of Korea 1.750% 2/27/18	10,000	9,955
Peruvian Government International Bond 6.550% 3/14/37	20,000	22,950
Poland Government International Bond 6.375% 7/15/19	50,000	57,883
Province of Quebec Canada 7.500% 9/15/29	20,000	29,621
Republic of Brazil International Bond 5.625% 1/07/41	65,000	52,650
Republic of Turkey International Bond 4.875% 4/16/43	19,000	15,818
United Mexican States 4.750% 3/08/44	91,000	83,037
United Mexican States 5.125% 1/15/20	35,000	38,500
United Mexican States 6.750% 9/27/34	35,000	41,825

		397,539

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $408,598)		397,539

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 9.0%
Collateralized Mortgage Obligations — 0.9%
Federal Home Loan Mortgage Corp. Series 4303, Class AP 3.000% 8/15/43	$192,644	$200,228
Series 4290, Class CA 3.500% 12/15/38	108,977	115,318
Series 2617, Class Z 5.500% 5/15/33	92,062	102,816
Series 2693, Class Z 5.500% 10/15/33	161,006	180,861
Series 3423, Class PB 5.500% 3/15/38	30,000	34,306
Federal National Mortgage Association Series 2014-7, Class VA 3.500% 5/25/25	61,233	65,650
Series 2014-48, Class AB 4.000% 10/25/40	151,354	161,934
Series 2007-32, Class Z 5.500% 4/25/37	54,841	61,327
Series 2010-60, Class HJ 5.500% 5/25/40	31,872	35,444
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	47,318	51,973
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	37,904	42,729

		1,052,586

Pass-Through Securities — 8.1%
Federal Home Loan Mortgage Corp. Pool #G05253 5.000% 2/01/39	16,196	17,848
Pool #E85389 6.000% 9/01/16	1,945	1,987
Pool #G11431 6.000% 2/01/18	787	813
Pool #E85015 6.500% 8/01/16	592	605
Pool #G00729 8.000% 6/01/27	19,510	23,466
Pool #554904 9.000% 3/01/17	39	41
Federal Home Loan Mortgage Corp. TBA Pool #1513 4.000% 3/01/42 (c)	675,000	718,453
Federal National Mortgage Association Pool #725692 2.362% 10/01/33 FRN	19,803	21,029
Pool #888586 2.411% 10/01/34 FRN	34,097	36,304

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #890564 3.000% 6/01/43	$162,101	$165,469
Pool #AB8527 3.500% 3/01/43	96,864	101,317
Pool #AR8708 3.500% 4/01/43	49,155	51,415
Pool #AT4050 3.500% 5/01/43	61,805	64,647
Pool #MA1463 3.500% 6/01/43	160,744	168,135
Pool #AB6261 4.000% 9/01/42	409,893	441,852
Pool #564594 7.000% 1/01/31	7,895	9,228
Pool #253795 7.000% 5/01/31	7,150	8,420
Pool #507061 7.500% 10/01/29	814	969
Pool #531196 7.500% 2/01/30	947	1,136
Pool #527761 7.500% 2/01/30	1,748	2,014
Pool #534119 7.500% 3/01/30	245	294
Pool #534420 7.500% 3/01/30	663	796
Pool #253183 7.500% 4/01/30	2,772	3,314
Pool #253265 7.500% 5/01/30	1,983	2,352
Pool #535248 8.000% 4/01/30	183	222
Pool #539460 8.000% 5/01/30	1,229	1,506
Pool #546988 8.000% 7/01/30	187	188
Pool #190317 8.000% 8/01/31	2,146	2,609
Federal National Mortgage Association TBA Pool #869 2.500% 7/01/42 (c)	875,000	857,227
Pool #9768 3.000% 12/01/42 (c)	1,634,000	1,655,701
Pool #17115 3.500% 5/01/43 (c)	225,000	234,668
Pool #18388 4.000% 7/01/42 (c)	25,000	26,664
Government National Mortgage Association Pool #783896 3.500% 5/15/44	224,919	236,033
Pool #784026 3.500% 12/20/44	59,774	62,739

	Principal Amount	Value
Pool #351528 7.000% 8/15/23	$3,884	$4,133
Pool #352049 7.000% 10/15/23	1,056	1,202
Pool #588012 7.000% 7/15/32	3,371	4,006
Pool #591581 7.000% 8/15/32	2,911	3,464
Pool #189371 7.500% 6/15/17	492	507
Government National Mortgage Association II Pool #82488 1.750% 3/20/40 FRN	31,864	33,122
Pool #82462 2.500% 1/20/40 FRN	28,341	29,426
Government National Mortgage Association II TBA Pool #1635 3.500% 9/01/43 (c)	600,000	628,500
Pool #1367 4.000% 4/01/43 (c)	600,000	639,094
Pool #1523 4.500% 3/01/41 (c)	1,375,000	1,477,266
Government National Mortgage Association TBA Pool #548 3.000% 7/01/43 (c)	1,925,000	1,964,102

		9,704,283

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $10,682,173)		10,756,869

U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bonds & Notes — 0.2%
U.S. Treasury Bond 3.000% 11/15/44	130,000	132,779
U.S. Treasury Bond 3.500% 2/15/39	20,000	22,568
U.S. Treasury Note (d) 0.625% 5/31/17	120,000	120,091

		275,438

TOTAL U.S. TREASURY OBLIGATIONS (Cost $274,420)		275,438

TOTAL BONDS & NOTES (Cost $41,166,738)		41,125,807

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 8.3%
Diversified Financial — 8.3%
iShares China Large-Cap ETF	1,300	$46,111
iShares MSCI Australia Index Fund	2,900	51,968
iShares MSCI EAFE Index Fund	73,430	4,209,007
iShares MSCI France Index Fund	5,200	125,164
iShares MSCI Germany Index Fund	4,500	111,330
iShares MSCI Hong Kong Index Fund	2,000	38,240
iShares MSCI Italy Capped Index Fund	700	10,024
iShares MSCI Japan Index Fund	24,700	282,321
iShares MSCI Netherlands Investable Market Index Fund	3,500	81,900
iShares MSCI South Africa ETF	600	32,208
iShares MSCI Spain Index Fund	1,500	44,490
iShares MSCI Sweden Index Fund	2,000	58,060
iShares MSCI Switzerland Capped Index Fund	5,400	165,186
iShares MSCI United Kingdom ETF	10,800	177,012
Vanguard FTSE Developed Markets ETF	74,840	2,667,298
Vanguard MSCI Emerging Markets ETF	55,800	1,846,422

		9,946,741

TOTAL MUTUAL FUNDS (Cost $10,807,926)		9,946,741

RIGHTS — 0.0%
Consumer, Cyclical — 0.0%
Auto Manufacturers — 0.0%
Safeway Casa Ley Contingent Value (a) (e)	3,821	3,859
Safeway PDC LLC Contingent Value (a) (e)	3,821	191

		4,050

TOTAL RIGHTS (Cost $4,050)		4,050

TOTAL LONG-TERM INVESTMENTS (Cost $118,269,827)		114,275,326

	Principal Amount
SHORT-TERM INVESTMENTS — 12.2%
Commercial Paper — 10.8%
Amphenol Corp. (b) 0.390% 10/01/15	$519,000	519,001
Bell Canada (b) 0.450% 10/20/15	750,000	749,822

	Principal Amount	Value
CBS Corp. (b) 0.400% 10/26/15	$547,000	$546,848
Commonwealth Edison Co. (b) 0.440% 10/26/15	780,000	779,762
EnCana Corp. (b) 0.530% 10/01/15	750,000	750,000
EnCana Corp. (b) 0.530% 10/06/15	589,000	588,956
Equifax, Inc. (b) 0.400% 10/05/15	767,000	766,966
ERAC USA Finance LLC (b) 0.440% 10/21/15	574,000	573,860
Eversource Energy (b) 0.350% 10/14/15	600,000	599,924
FMC Technologies, Inc. (b) 0.420% 10/01/15	750,000	750,000
Hyundai Capital America (b) 0.460% 10/07/15	600,000	599,954
Mohawk Industries, Inc. (b) 0.380% 10/02/15	465,000	464,995
Nabors Industries, Inc. (b) 0.420% 10/02/15	581,000	580,993
Nabors Industries, Inc. (b) 0.420% 10/06/15	1,000,000	999,942
Ryder System, Inc. 0.360% 10/21/15	1,000,000	999,800
Spectra Energy Capital LLC (b) 0.420% 10/13/15	1,000,000	999,860
Volvo Group Treasury National (b) 0.480% 10/22/15	758,000	757,788
WPP CP LLC (b) 0.530% 10/19/15	834,000	833,779

		12,862,250

Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (f)	1,729,175	1,729,175

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	237	237

TOTAL SHORT-TERM INVESTMENTS (Cost $14,591,662)		14,591,662

TOTAL INVESTMENTS — 107.7% (Cost $132,861,489) (g)		128,866,988

Other Assets/(Liabilities) — (7.7)%		(9,164,758)

NET ASSETS — 100.0%		$119,702,230

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $20,378,477 or 17.02% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2015, these securities amounted to a value of $4,050 or 0.00% of net assets.
(f)	Maturity value of $1,729,176. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 10/31/21, and an aggregate market value, including accrued interest, of $1,765,150.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 98.7%

COMMON STOCK — 98.7%
Basic Materials — 1.4%
Chemicals — 1.0%
Eastman Chemical Co.	5,460	$353,370
LyondellBasell Industries NV Class A	3,758	313,267

		666,637

Foods — 0.4%
BHP Billiton Ltd. Sponsored ADR (Australia) (a)	7,460	235,885

		902,522

Communications — 5.4%
Internet — 1.0%
Alphabet, Inc. Class A (b)	1,020	651,137

Media — 2.8%
CBS Corp. Class B	5,570	222,243
DISH Network Corp. Class A (b)	11,720	683,745
The Walt Disney Co.	8,940	913,668

		1,819,656

Telecommunications — 1.6%
T-Mobile US, Inc. (b)	9,380	373,418
Verizon Communications, Inc.	15,885	691,156

		1,064,574

		3,535,367

Consumer, Cyclical — 11.3%
Airlines — 0.6%
Delta Air Lines, Inc.	8,279	371,479

Auto Manufacturers — 0.8%
Ford Motor Co.	40,760	553,113

Automotive & Parts — 1.5%
Johnson Controls, Inc.	23,020	952,107

Entertainment — 0.7%
Cinemark Holdings, Inc.	14,168	460,318

Home Builders — 0.5%
Lennar Corp. Class A	7,410	356,643

Home Furnishing — 0.3%
Whirlpool Corp.	1,230	181,130

Household Products — 1.3%
Reckitt Benckiser Group PLC Sponsored ADR (United Kingdom)	46,611	850,651

Housewares — 0.3%
Newell Rubbermaid, Inc.	4,815	191,204

Leisure Time — 1.7%
Carnival Corp.	22,040	1,095,388

Retail — 3.6%
Costco Wholesale Corp.	3,526	509,754

	Number of Shares	Value
Kohl’s Corp.	19,210	$889,615
Wal-Mart Stores, Inc.	6,080	394,227
Walgreens Boots Alliance, Inc.	6,750	560,925

		2,354,521

		7,366,554

Consumer, Non-cyclical — 21.1%
Agriculture — 1.3%
Philip Morris International, Inc.	4,920	390,304
Reynolds American, Inc.	9,640	426,763

		817,067

Beverages — 2.1%
The Coca-Cola Co.	12,040	483,045
PepsiCo, Inc.	9,077	855,961

		1,339,006

Biotechnology — 1.3%
Amgen, Inc.	3,674	508,188
Gilead Sciences, Inc.	3,750	368,212

		876,400

Cosmetics & Personal Care — 0.6%
The Procter & Gamble Co.	5,180	372,649

Foods — 0.9%
The Kraft Heinz Co.	8,700	614,046

Health Care – Products — 0.3%
Baxter International, Inc.	6,812	223,774

Health Care – Services — 3.9%
HCA Holdings, Inc. (b)	6,240	482,726
Thermo Fisher Scientific, Inc.	4,430	541,701
UnitedHealth Group, Inc.	13,320	1,545,253

		2,569,680

Pharmaceuticals — 10.7%
Baxalta, Inc.	9,262	291,846
Cardinal Health, Inc.	16,380	1,258,312
Eli Lilly & Co.	12,610	1,055,331
Merck & Co., Inc.	11,091	547,784
Pfizer, Inc.	57,020	1,790,998
Quintiles Transnational Holdings, Inc. (b)	6,240	434,117
Roche Holding AG Sponsored ADR (Switzerland)	13,494	444,627
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	21,410	1,208,809

		7,031,824

		13,844,446

Energy — 9.9%
Oil & Gas — 8.0%
Anadarko Petroleum Corp.	13,650	824,323
Apache Corp.	7,130	279,211

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
BP PLC Sponsored ADR (United Kingdom)	23,500	$718,160
Chesapeake Energy Corp. (a)	43,430	318,342
ConocoPhillips	13,120	629,235
Occidental Petroleum Corp.	6,565	434,275
Phillips 66	6,440	494,850
Suncor Energy, Inc.	57,030	1,523,842

		5,222,238

Oil & Gas Services — 1.0%
Schlumberger Ltd.	8,958	617,833

Pipelines — 0.9%
Enbridge, Inc.	16,460	611,160

		6,451,231

Financial — 22.9%
Banks — 4.2%
Bank of America Corp.	54,380	847,240
Capital One Financial Corp.	7,298	529,251
Intesa Sanpaolo SpA Sponsored ADR (Italy)	19,800	421,146
State Street Corp.	2,300	154,583
Zions Bancorp	29,917	823,914

		2,776,134

Diversified Financial — 13.0%
Ally Financial, Inc. (b)	68,160	1,389,101
Citigroup, Inc.	45,980	2,281,068
The Goldman Sachs Group, Inc.	6,008	1,043,950
Invesco Ltd.	7,733	241,502
JP Morgan Chase & Co.	33,570	2,046,763
Morgan Stanley	35,517	1,118,785
T. Rowe Price Group, Inc.	5,119	355,770

		8,476,939

Insurance — 4.2%
American International Group, Inc.	30,380	1,726,192
Aon PLC	8,348	739,716
Genworth Financial, Inc. Class A (b)	58,790	271,610

		2,737,518

Real Estate Investment Trusts (REITS) — 1.5%
Equity Residential	5,635	423,301
Public Storage	2,647	560,185

		983,486

		14,974,077

Industrial — 11.1%
Aerospace & Defense — 1.1%
Lockheed Martin Corp.	3,590	744,243

Building Materials — 0.8%
Louisiana-Pacific Corp. (b)	38,920	554,221

Electronics — 1.6%
TE Connectivity Ltd.	16,963	1,015,914

	Number of Shares	Value
Environmental Controls — 1.0%
Waste Management, Inc.	13,643	$679,558

Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	6,914	451,899

Manufacturing — 3.8%
Danaher Corp.	16,105	1,372,307
Eaton Corp. PLC	15,820	811,566
Parker Hannifin Corp.	3,294	320,506

		2,504,379

Transportation — 2.1%
CSX Corp.	28,420	764,498
FedEx Corp.	4,060	584,559

		1,349,057

		7,299,271

Technology — 11.3%
Computers — 3.6%
Apple, Inc.	4,464	492,379
International Business Machines Corp.	4,130	598,726
SanDisk Corp.	7,476	406,171
Synopsys, Inc. (b)	13,479	622,461
Western Digital Corp.	3,364	267,236

		2,386,973

Internet — 0.7%
Check Point Software Technologies Ltd. (b)	6,182	490,418

Semiconductors — 4.4%
Broadcom Corp. Class A	23,122	1,189,164
Intel Corp.	27,593	831,653
Micron Technology, Inc. (b)	27,815	416,669
Texas Instruments, Inc.	8,450	418,444

		2,855,930

Software — 2.6%
Microsoft Corp.	23,298	1,031,170
Oracle Corp.	18,411	665,005

		1,696,175

		7,429,496

Utilities — 4.3%
Electric — 4.3%
Edison International	26,383	1,663,976
NextEra Energy, Inc.	3,990	389,224
PG&E Corp.	7,360	388,608
WEC Energy Group, Inc.	7,690	401,572

		2,843,380

TOTAL COMMON STOCK (Cost $64,423,026)		64,646,344

TOTAL EQUITIES (Cost $64,423,026)		64,646,344

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.9%
Diversified Financial — 0.9%
State Street Navigator Securities Lending Prime Portfolio (c)	562,475	$562,475

TOTAL MUTUAL FUNDS (Cost $562,475)		562,475

TOTAL LONG-TERM INVESTMENTS (Cost $64,985,501)		65,208,819

	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (d)	$703,966	703,966

TOTAL SHORT-TERM INVESTMENTS (Cost $703,966)		703,966

TOTAL INVESTMENTS — 100.7% (Cost $65,689,467) (e)		65,912,785

Other Assets/(Liabilities) — (0.7)%		(448,509)

NET ASSETS — 100.0%		$65,464,276

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $548,667 or 0.84% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $703,966. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $722,700.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 99.4%

COMMON STOCK — 99.4%
Basic Materials — 2.0%
Chemicals — 1.4%
Albemarle Corp.	2,400	$105,840
Ashland, Inc.	3,850	387,386
Cabot Corp.	5,600	176,736
Celanese Corp. Series A	5,300	313,601
The Chemours Co.	19,236	124,457
Cytec Industries, Inc.	80	5,908
The Dow Chemical Co.	32,910	1,395,384
Eastman Chemical Co.	9,800	634,256
EI du Pont de Nemours & Co.	2,200	106,040
Huntsman Corp.	29,700	287,793
The Mosaic Co.	11,600	360,876
Sigma-Aldrich Corp.	1,230	170,872
Westlake Chemical Corp.	60	3,113

		4,072,262

Forest Products & Paper — 0.3%
Domtar Corp.	13,200	471,900
International Paper Co.	8,000	302,320

		774,220

Iron & Steel — 0.2%
Nucor Corp.	14,900	559,495
Steel Dynamics, Inc.	8,800	151,184
United States Steel Corp.	90	938

		711,617

Mining — 0.1%
Freeport-McMoRan, Inc.	31	300
Newmont Mining Corp.	2,400	38,568
Royal Gold, Inc.	300	14,094
Vulcan Materials Co.	2,500	223,000

		275,962

		5,834,061

Communications — 7.3%
Internet — 0.3%
Liberty Interactive Corp. Class A (a)	14,400	377,712
Symantec Corp.	19,900	387,453

		765,165

Media — 1.4%
Cablevision Systems Corp. Class A	35,200	1,142,944
Comcast Corp. Class A	6,300	358,344
DISH Network Corp. Class A (a)	11,600	676,744
Gannett Co., Inc.	9,277	136,650
Graham Holdings Co. Class B	856	493,912
John Wiley & Sons, Inc. Class A	1,400	70,042
Liberty Broadband Corp. Class A (a)	87	4,475
Liberty Media Corp. Class A (a)	350	12,502
News Corp. Class A	2,300	29,026

	Number of Shares	Value
TEGNA, Inc.	18,555	$415,447
Thomson Reuters Corp.	5,300	213,378
Time Warner, Inc.	5,190	356,813
Tribune Media Co.	2,900	103,240
Twenty-First Century Fox Class A	6,500	175,370

		4,188,887

Telecommunications — 5.6%
AT&T, Inc.	183,314	5,972,370
CenturyLink, Inc.	23,407	587,984
Cisco Systems, Inc.	204,300	5,362,875
CommScope Holding Co., Inc. (a)	26,900	807,807
Corning, Inc.	43,200	739,584
EchoStar Corp. Class A (a)	1,300	55,939
Frontier Communications Corp.	26,189	124,398
Harris Corp.	338	24,725
Juniper Networks, Inc.	31,000	797,010
Level 3 Communications, Inc. (a)	8,700	380,103
QUALCOMM, Inc.	10,100	542,673
T-Mobile US, Inc. (a)	5,250	209,002
Telephone & Data Systems, Inc.	17,818	444,737
Verizon Communications, Inc.	11,300	491,663

		16,540,870

		21,494,922

Consumer, Cyclical — 6.7%
Airlines — 0.5%
Copa Holdings SA Class A	2,100	88,053
JetBlue Airways Corp. (a)	55,100	1,419,927

		1,507,980

Auto Manufacturers — 1.5%
Ford Motor Co.	158,800	2,154,916
General Motors Co.	56,000	1,681,120
Paccar, Inc.	9,200	479,964

		4,316,000

Automotive & Parts — 0.5%
Allison Transmission Holdings, Inc.	6,500	173,485
The Goodyear Tire & Rubber Co.	26,900	788,977
Johnson Controls, Inc.	400	16,544
Lear Corp.	4,210	457,964

		1,436,970

Distribution & Wholesale — 0.0%
Genuine Parts Co.	200	16,578
WESCO International, Inc. (a)	1,200	55,764

		72,342

Entertainment — 0.0%
Gaming and Leisure Properties, Inc.	76	2,257

Home Builders — 0.2%
Lennar Corp.	9,800	388,080
Lennar Corp. Class A	2,600	125,138

		513,218

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Furnishing — 0.1%
Whirlpool Corp.	2,850	$419,691

Housewares — 0.0%
Newell Rubbermaid, Inc.	900	35,739

Leisure Time — 0.3%
Carnival Corp.	11,600	576,520
Royal Caribbean Cruises Ltd.	4,300	383,087

		959,607

Lodging — 0.0%
Hyatt Hotels Corp. Class A (a)	100	4,710
MGM Resorts International (a)	2,300	42,435

		47,145

Retail — 3.5%
Best Buy Co., Inc.	15,900	590,208
Coach, Inc.	15,200	439,736
CST Brands, Inc.	200	6,732
CVS Health Corp.	2,580	248,918
Darden Restaurants, Inc.	15,300	1,048,662
Dick’s Sporting Goods, Inc.	2,800	138,908
Dillard’s, Inc. Class A	1,620	141,572
DSW, Inc. Class A	5,000	126,550
Foot Locker, Inc.	6,200	446,214
GameStop Corp. Class A	24,300	1,001,403
J.C. Penney Co., Inc. (a)	5,500	51,095
Kohl’s Corp.	9,600	444,576
Macy’s, Inc.	3,244	166,482
Nu Skin Enterprises, Inc. Class A	13,200	544,896
Office Depot, Inc. (a)	34,000	218,280
PVH Corp.	7,670	781,880
Rite Aid Corp. (a)	18,700	113,509
Staples, Inc.	28,400	333,132
Target Corp.	21,200	1,667,592
Wal-Mart Stores, Inc.	2,900	188,036
Walgreens Boots Alliance, Inc.	16,000	1,329,600
World Fuel Services Corp.	3,500	125,300

		10,153,281

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,000	144,280

		19,608,510

Consumer, Non-cyclical — 18.4%
Agriculture — 1.1%
Altria Group, Inc.	7,300	397,120
Archer-Daniels-Midland Co.	27,400	1,135,730
Bunge Ltd.	8,300	608,390
Philip Morris International, Inc.	12,700	1,007,491

		3,148,731

Beverages — 0.0%
Molson Coors Brewing Co. Class B	260	21,585

	Number of Shares	Value
Biotechnology — 0.3%
Bio-Rad Laboratories, Inc. Class A (a)	5,840	$784,370

Commercial Services — 1.3%
Aaron’s, Inc.	27,000	974,970
The ADT Corp.	4,600	137,540
Automatic Data Processing, Inc.	4,100	329,476
Booz Allen Hamilton Holding Corp.	6,100	159,881
CoreLogic, Inc. (a)	10,200	379,746
Corrections Corporation of America	705	20,826
Donnelley (R.R.) & Sons Co.	8,900	129,584
KAR Auction Services, Inc.	12,200	433,100
Macquarie Infrastructure Corp.	4,500	335,970
Manpower, Inc.	6,700	548,663
Paychex, Inc.	300	14,289
Towers Watson & Co. Class A	4,090	480,084

		3,944,129

Cosmetics & Personal Care — 1.5%
Avon Products, Inc.	8,800	28,600
Colgate-Palmolive Co.	2,600	164,996
Edgewell Personal Care Co.	4,180	341,088
The Procter & Gamble Co.	52,610	3,784,763

		4,319,447

Foods — 1.8%
ConAgra Foods, Inc.	6,200	251,162
Ingredion, Inc.	2,970	259,311
The J.M. Smucker Co.	1,820	207,644
Mondelez International, Inc. Class A	70,350	2,945,554
Pilgrim’s Pride Corp.	29,600	615,088
Pinnacle Foods, Inc.	21,900	917,172
Sysco Corp.	3,300	128,601
Tyson Foods, Inc. Class A	2,200	94,820

		5,419,352

Health Care – Products — 3.5%
Alere, Inc. (a)	5,700	274,455
Boston Scientific Corp. (a)	35,500	582,555
Johnson & Johnson	52,190	4,871,937
Medtronic PLC	42,169	2,822,793
QIAGEN NV (a)	6,700	172,860
St. Jude Medical, Inc.	7,900	498,411
Stryker Corp.	7,600	715,160
Zimmer Biomet Holdings, Inc.	5,070	476,225

		10,414,396

Health Care – Services — 1.9%
Aetna, Inc.	8,701	951,976
Anthem, Inc.	7,650	1,071,000
Community Health Systems, Inc. (a)	14,600	624,442
DaVita HealthCare Partners, Inc. (a)	2,500	180,825
HCA Holdings, Inc. (a)	5,100	394,536
Health Net, Inc. (a)	11,600	698,552

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Laboratory Corporation of America Holdings (a)	1,890	$205,008
LifePoint Health, Inc. (a)	1,600	113,440
MEDNAX, Inc. (a)	3,100	238,049
Quest Diagnostics, Inc.	7,100	436,437
Thermo Fisher Scientific, Inc.	1,390	169,969
UnitedHealth Group, Inc.	2,850	330,629
Universal Health Services, Inc. Class B	2,190	273,334

		5,688,197

Household Products — 0.5%
Avery Dennison Corp.	10,200	577,014
The Clorox Co.	4,440	512,953
Kimberly-Clark Corp.	2,860	311,855

		1,401,822

Pharmaceuticals — 6.5%
Abbott Laboratories	53,100	2,135,682
Allergan PLC (a)	3,730	1,013,851
Cardinal Health, Inc.	2,700	207,414
DENTSPLY International, Inc.	100	5,057
Endo International PLC (a)	9,900	685,872
Express Scripts Holding Co. (a)	5,800	469,568
Herbalife Ltd. (a)	9,000	490,500
Mallinckrodt PLC (a)	7,860	502,569
Merck & Co., Inc.	111,528	5,508,368
Mylan NV (a)	13,900	559,614
Perrigo Co. PLC	1,750	275,223
Pfizer, Inc.	226,113	7,102,209
VCA, Inc. (a)	3,300	173,745
VWR Corp. (a)	300	7,707

		19,137,379

		54,279,408

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Leucadia National Corp.	7,800	158,028

Energy — 9.7%
Energy – Alternate Sources — 0.2%
First Solar, Inc. (a)	15,500	662,625

Oil & Gas — 8.3%
Anadarko Petroleum Corp.	80	4,831
Apache Corp.	28	1,096
California Resources Corp.	92	239
Chevron Corp.	29,785	2,349,441
ConocoPhillips	48	2,302
CVR Energy, Inc.	21,800	894,890
Denbury Resources, Inc.	14	34
Devon Energy Corp.	6,450	239,231
Diamond Offshore Drilling, Inc.	3,800	65,740
Ensco PLC Class A	28,100	395,648
Exxon Mobil Corp.	138,390	10,289,297
Hess Corp.	4,700	235,282

	Number of Shares	Value
Marathon Petroleum Corp.	37,940	$1,757,760
Murphy Oil Corp.	6,100	147,620
Nabors Industries Ltd.	5,100	48,195
Noble Corp. PLC	65,200	711,332
Noble Energy, Inc.	80	2,414
Occidental Petroleum Corp.	30	1,985
PBF Energy, Inc. Class A	28,500	804,555
Phillips 66	21,400	1,644,376
Questar Corp.	6,100	118,401
Rowan Cos. PLC Class A	41,000	662,150
Seadrill Ltd.	71,700	423,030
Tesoro Corp.	14,700	1,429,428
Valero Energy Corp.	38,064	2,287,646
WPX Energy, Inc. (a)	66	437

		24,517,360

Oil & Gas Services — 1.0%
Baker Hughes, Inc.	3	156
Cameron International Corp. (a)	4,800	294,336
Frank’s International NV	28,900	443,037
HollyFrontier Corp.	14,500	708,180
National Oilwell Varco, Inc.	7,400	278,610
NOW, Inc. (a)	75	1,110
Schlumberger Ltd.	15,900	1,096,623
Superior Energy Services, Inc.	9,400	118,722

		2,940,774

Pipelines — 0.2%
Kinder Morgan, Inc.	16,500	456,720
National Fuel Gas Co.	1,150	57,477
Spectra Energy Corp.	3,000	78,810

		593,007

		28,713,766

Financial — 31.1%
Banks — 9.0%
Associated Banc-Corp.	7,350	132,079
Bank of America Corp.	441,973	6,885,939
Bank of Hawaii Corp.	920	58,411
The Bank of New York Mellon Corp.	44,550	1,744,132
BB&T Corp.	16,119	573,836
BOK Financial Corp.	700	45,297
Capital One Financial Corp.	550	39,886
Citizens Financial Group, Inc.	9,700	231,442
City National Corp.	1,970	173,478
Commerce Bancshares, Inc.	3,916	178,413
East West Bancorp, Inc.	11,200	430,304
Fifth Third Bancorp	17,060	322,605
First Horizon National Corp.	3,016	42,767
First Republic Bank	2,600	163,202
Huntington Bancshares, Inc.	54,971	582,693
KeyCorp	28,000	364,280
M&T Bank Corp.	5	610
Northern Trust Corp.	8,000	545,280

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PacWest Bancorp	3,800	$162,678
PNC Financial Services Group, Inc.	17,636	1,573,131
Popular, Inc.	20,000	604,600
Regions Financial Corp.	56,260	506,903
State Street Corp.	4,400	295,724
SunTrust Banks, Inc.	23,300	890,992
SVB Financial Group (a)	3,470	400,924
Synovus Financial Corp.	20,471	605,942
U.S. Bancorp	34,090	1,398,031
Wells Fargo & Co.	144,910	7,441,128
Zions Bancorp	50	1,377

		26,396,084

Diversified Financial — 8.3%
Air Lease Corp.	200	6,184
Ally Financial, Inc. (a)	25,900	527,842
American Express Co.	2,500	185,325
Ameriprise Financial, Inc.	160	17,461
BlackRock, Inc.	510	151,710
CIT Group, Inc.	1,300	52,039
Citigroup, Inc.	129,271	6,413,134
CME Group, Inc.	11,260	1,044,252
Discover Financial Services	13,900	722,661
E*TRADE Financial Corp. (a)	10,500	276,465
FNF Group	16,757	594,371
Franklin Resources, Inc.	400	14,904
The Goldman Sachs Group, Inc.	5,230	908,765
Interactive Brokers Group, Inc. Class A	1,400	55,258
Intercontinental Exchange, Inc.	1,237	290,683
Invesco Ltd.	9,100	284,193
JP Morgan Chase & Co.	141,927	8,653,289
Legg Mason, Inc.	5,200	216,372
Morgan Stanley	65,100	2,050,650
The Nasdaq, Inc.	11,700	623,961
Navient Corp.	12,900	144,996
Raymond James Financial, Inc.	300	14,889
Santander Consumer USA Holdings, Inc. (a)	40,600	829,052
Synchrony Financial (a)	9,200	287,960

		24,366,416

Diversified Financial Services — 0.2%
Voya Financial, Inc.	14,400	558,288

Insurance — 8.7%
ACE Ltd.	7,950	822,030
Aflac, Inc.	11,200	651,056
Alleghany Corp. (a)	825	386,191
Allied World Assurance Co. Holdings Ltd.	7,960	303,833
The Allstate Corp.	4,200	244,608
American Financial Group, Inc.	8,000	551,280
American International Group, Inc.	58,602	3,329,766
American National Insurance Co.	1,120	109,357

	Number of Shares	Value
AmTrust Financial Services, Inc.	7,400	$466,052
Arch Capital Group Ltd. (a)	4,100	301,227
Aspen Insurance Holdings Ltd.	1,800	83,646
Assurant, Inc.	9,990	789,310
Assured Guaranty Ltd.	31,400	785,000
Axis Capital Holdings Ltd.	3,100	166,532
Berkshire Hathaway, Inc. Class B (a)	30,040	3,917,216
The Chubb Corp.	8,160	1,000,824
Cincinnati Financial Corp.	3,620	194,756
Endurance Specialty Holdings Ltd.	14,300	872,729
Everest Re Group Ltd.	1,260	218,408
Genworth Financial, Inc. Class A (a)	56,860	262,693
The Hanover Insurance Group, Inc.	4,200	326,340
The Hartford Financial Services Group, Inc.	19,590	896,830
HCC Insurance Holdings, Inc.	1,070	82,893
Lincoln National Corp.	6,298	298,903
Loews Corp.	20	723
Markel Corp. (a)	555	445,032
Marsh & McLennan Cos., Inc.	3,600	187,992
Mercury General Corp.	890	44,954
MetLife, Inc.	32,540	1,534,261
Old Republic International Corp.	48,400	756,976
PartnerRe Ltd.	3,240	449,971
Principal Financial Group, Inc.	12,300	582,282
ProAssurance Corp.	1,900	93,233
The Progressive Corp.	9,400	288,016
Prudential Financial, Inc.	17,600	1,341,296
Reinsurance Group of America, Inc.	3,050	276,299
RenaissanceRe Holdings Ltd.	4,700	499,704
StanCorp Financial Group, Inc.	1,220	139,324
Torchmark Corp.	890	50,196
The Travelers Cos., Inc.	10,069	1,002,168
Unum Group	8,600	275,888
Validus Holdings Ltd.	6,800	306,476
W.R. Berkley Corp.	900	48,933
White Mountains Insurance Group Ltd.	53	39,607
XL Group PLC	9,550	346,856

		25,771,667

Real Estate — 0.3%
Forest City Enterprises, Inc. Class A (a)	23,300	469,029
Jones Lang LaSalle, Inc.	3,580	514,696
WP Carey, Inc.	100	5,781

		989,506

Real Estate Investment Trusts (REITS) — 4.4%
Alexandria Real Estate Equities, Inc.	1,600	135,472
American Campus Communities, Inc.	100	3,624
American Capital Agency Corp.	42,100	787,270
Annaly Capital Management, Inc.	78,360	773,413
Apartment Investment & Management Co. Class A	4,300	159,186

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Apple Hospitality REIT, Inc.	25,300	$469,821
AvalonBay Communities, Inc.	4,294	750,677
BioMed Realty Trust, Inc.	1,600	31,968
Camden Property Trust	2,100	155,190
Care Capital Properties, Inc.	13,900	457,727
CBL & Associates Properties, Inc.	33,200	456,500
Chimera Investment Corp.	6,320	84,498
Columbia Property Trust, Inc.	4,300	99,760
Communications Sales & Leasing, Inc. (a)	72	1,289
Digital Realty Trust, Inc.	1,900	124,108
Duke Realty Corp.	9,600	182,880
Equity Commonwealth (a)	67	1,825
Equity Residential	14,600	1,096,752
Essex Property Trust, Inc.	2,163	483,258
General Growth Properties, Inc.	19,940	517,842
HCP, Inc.	500	18,625
Home Properties, Inc.	1,900	142,025
Hospitality Properties Trust	4,540	116,133
Host Hotels & Resorts, Inc.	13,503	213,482
Kilroy Realty Corp.	3,100	201,996
Kimco Realty Corp.	9,500	232,085
Liberty Property Trust	2,170	68,377
The Macerich Co.	4,182	321,261
MFA Financial, Inc.	162,800	1,108,668
Mid-America Apartment Communities, Inc.	9,700	794,139
National Retail Properties, Inc.	7,500	272,025
Post Properties, Inc.	300	17,487
Prologis, Inc.	21,585	839,657
Realty Income Corp.	2,700	127,953
Regency Centers Corp.	4,800	298,320
Senior Housing Properties Trust	400	6,480
SL Green Realty Corp.	130	14,061
Spirit Realty Capital, Inc.	16,100	147,154
Starwood Property Trust, Inc.	8,400	172,368
Taubman Centers, Inc.	200	13,816
Two Harbors Investment Corp.	11,600	102,312
UDR, Inc.	8,400	289,632
Ventas, Inc.	3,300	184,998
Vornado Realty Trust	838	75,772
Weingarten Realty Investors	4,400	145,684
Welltower, Inc.	5,700	386,004
Weyerhaeuser Co.	100	2,734
WP GLIMCHER, Inc.	200	2,332

		13,088,640

Savings & Loans — 0.2%
First Niagara Financial Group, Inc.	9,700	99,037
Hudson City Bancorp, Inc.	50	509
New York Community Bancorp, Inc.	21,290	384,497
People’s United Financial, Inc.	5,400	84,942

		568,985

		91,739,586

	Number of Shares	Value
Industrial — 11.0%
Aerospace & Defense — 1.6%
General Dynamics Corp.	9,700	$1,338,115
L-3 Communications Holdings, Inc.	2,260	236,215
Northrop Grumman Corp.	6,420	1,065,399
Orbital ATK, Inc.	10,200	733,074
Raytheon Co.	100	10,926
Spirit AeroSystems Holdings, Inc. Class A (a)	18,800	908,792
Triumph Group, Inc.	3,700	155,696
United Technologies Corp.	4,240	377,318

		4,825,535

Building Materials — 0.5%
Armstrong World Industries, Inc. (a)	11,400	544,236
Owens Corning, Inc.	18,800	787,908

		1,332,144

Electrical Components & Equipment — 0.0%
Hubbell, Inc. Class B	400	33,980

Electronics — 0.9%
Agilent Technologies, Inc.	13,000	446,290
Arrow Electronics, Inc. (a)	3,800	210,064
Avnet, Inc.	3,600	153,648
Dolby Laboratories, Inc. Class A	1,000	32,600
Gentex Corp.	2,900	44,950
Jabil Circuit, Inc.	39,500	883,615
Keysight Technologies, Inc. (a)	26,500	817,260
PerkinElmer, Inc.	2,610	119,956

		2,708,383

Engineering & Construction — 0.7%
AECOM (a)	3,411	93,837
Chicago Bridge & Iron Co. NV	10,300	408,498
Fluor Corp.	6,200	262,570
Jacobs Engineering Group, Inc. (a)	17,400	651,282
KBR, Inc.	37,600	626,416

		2,042,603

Environmental Controls — 0.2%
Republic Services, Inc.	3,290	135,548
Waste Connections, Inc.	50	2,429
Waste Management, Inc.	9,940	495,111

		633,088

Hand & Machine Tools — 0.6%
Kennametal, Inc.	18,600	462,954
Lincoln Electric Holdings, Inc.	12,700	665,861
Stanley Black & Decker, Inc.	5,035	488,294

		1,617,109

Machinery – Construction & Mining — 0.4%
Babcock & Wilcox Enterprises, Inc. (a)	900	15,120
Caterpillar, Inc.	9,200	601,312
Ingersoll-Rand PLC	8,000	406,160

		1,022,592

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Diversified — 0.6%
AGCO Corp.	15,070	$702,714
Deere & Co.	11,600	858,400
IDEX Corp.	1,000	71,300
Roper Technologies, Inc.	660	103,422
Xylem, Inc.	1,700	55,845

		1,791,681

Manufacturing — 4.8%
AptarGroup, Inc.	5,100	336,396
Crane Co.	20	932
Danaher Corp.	17,100	1,457,091
Dover Corp.	6,000	343,080
Eaton Corp. PLC	5,672	290,974
General Electric Co.	395,290	9,969,214
ITT Corp.	2,400	80,232
Parker Hannifin Corp.	2,410	234,493
Pentair PLC	10,119	516,474
SPX Corp.	70	834
Teleflex, Inc.	1,740	216,125
Textron, Inc.	9,400	353,816
Trinity Industries, Inc.	9,500	215,365

		14,015,026

Metal Fabricate & Hardware — 0.0%
The Timken Co.	3,100	85,219

Packaging & Containers — 0.2%
Bemis Co., Inc.	760	30,073
Owens-Illinois, Inc. (a)	2,100	43,512
WestRock Co.	10,040	516,458

		590,043

Transportation — 0.5%
CSX Corp.	15,100	406,190
FedEx Corp.	3,930	565,841
Ryder System, Inc.	3,590	265,804
Teekay Corp.	9,800	290,472

		1,528,307

Trucking & Leasing — 0.0%
AMERCO	70	27,543
GATX Corp.	1,400	61,810

		89,353

		32,315,063

Technology — 7.5%
Computers — 3.0%
Amdocs Ltd.	5,800	329,904
Brocade Communications Systems, Inc.	78,000	809,640
Computer Sciences Corp.	13,470	826,788
DST Systems, Inc.	3,000	315,420
EMC Corp.	57,300	1,384,368
Hewlett-Packard Co.	65,400	1,674,894

	Number of Shares	Value
International Business Machines Corp.	5,580	$808,933
Lexmark International, Inc. Class A	2,200	63,756
NCR Corp. (a)	33,600	764,400
NetApp, Inc.	28,000	828,800
SanDisk Corp.	12,400	673,692
Synopsys, Inc. (a)	6,500	300,170
Teradata Corp. (a)	1,500	43,440
Western Digital Corp.	2,200	174,768

		8,998,973

Office Equipment/Supplies — 0.4%
Pitney Bowes, Inc.	27,600	547,860
Xerox Corp.	54,156	526,938

		1,074,798

Semiconductors — 1.9%
Analog Devices, Inc.	12,600	710,766
Applied Materials, Inc.	1,000	14,690
Broadcom Corp. Class A	4,300	221,149
Intel Corp.	67,500	2,034,450
Lam Research Corp.	7,252	473,773
Marvell Technology Group Ltd.	10,000	90,500
Maxim Integrated Products, Inc.	5,400	180,360
Micron Technology, Inc. (a)	40,500	606,690
NVIDIA Corp.	9,400	231,710
Teradyne, Inc.	42,900	772,629
Xilinx, Inc.	9,000	381,600

		5,718,317

Software — 2.2%
Activision Blizzard, Inc.	9,400	290,366
ANSYS, Inc. (a)	1,400	123,396
CA, Inc.	12,990	354,627
The Dun & Bradstreet Corp.	2,610	274,050
Fidelity National Information Services, Inc.	1,900	127,452
Leidos Holdings, Inc.	15,950	658,895
Microsoft Corp.	45,600	2,018,256
Nuance Communications, Inc. (a)	39,300	643,341
Oracle Corp.	45,200	1,632,624
SS&C Technologies Holdings, Inc	3,800	266,152

		6,389,159

		22,181,247

Utilities — 5.6%
Electric — 5.2%
The AES Corp.	96,600	945,714
Alliant Energy Corp.	1,300	76,037
Ameren Corp.	2,560	108,211
American Electric Power Co., Inc.	20,930	1,190,080
Calpine Corp. (a)	63,100	921,260
CenterPoint Energy, Inc.	1,200	21,648
CMS Energy Corp.	10,500	370,860

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consolidated Edison, Inc.	11,460	$766,101
Dominion Resources, Inc.	9,000	633,420
DTE Energy Co.	4,210	338,358
Duke Energy Corp.	3,214	231,215
Edison International	11,080	698,816
Entergy Corp.	2,400	156,240
Eversource Energy	7,081	358,440
Exelon Corp.	50,775	1,508,018
FirstEnergy Corp.	24,827	777,333
Great Plains Energy, Inc.	4,237	114,484
Hawaiian Electric Industries, Inc.	2,800	80,332
NextEra Energy, Inc.	15,520	1,513,976
NRG Energy, Inc.	4,800	71,280
OGE Energy Corp.	2,220	60,739
Pepco Holdings, Inc.	710	17,196
PG&E Corp.	12,330	651,024
Pinnacle West Capital Corp.	960	61,574
PPL Corp.	26,000	855,140
Public Service Enterprise Group, Inc.	26,900	1,134,104
SCANA Corp.	7,020	394,945
The Southern Co.	9,450	422,415
TECO Energy, Inc.	8,030	210,868
WEC Energy Group, Inc.	4,420	230,813
Westar Energy, Inc.	200	7,688
Xcel Energy, Inc.	9,720	344,185

		15,272,514

Gas — 0.4%
AGL Resources, Inc.	4,160	253,926
Atmos Energy Corp.	4,350	253,083
NiSource, Inc.	8,090	150,070
Sempra Energy	2,370	229,226
UGI Corp.	1,135	39,521
Vectren Corp.	4,150	174,341

		1,100,167

Water — 0.0%
Aqua America, Inc.	25	662

		16,373,343

TOTAL COMMON STOCK (Cost $306,537,746)		292,697,934

TOTAL EQUITIES (Cost $306,537,746)		292,697,934

RIGHTS — 0.0%
Consumer, Cyclical — 0.0%
Retail — 0.0%
Safeway Casa Ley Contingent Value (a) (b)	9,300	9,393

	Number of Shares	Value
Safeway PDC, LLC Contingent Value (a) (b)	9,300	$465

		9,858

TOTAL RIGHTS (Cost $9,858)		9,858

TOTAL LONG-TERM INVESTMENTS (Cost $306,547,604)		292,707,792

	Principal Amount
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreement — 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (c)	$1,328,132	1,328,132

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	4,230	4,230

TOTAL SHORT-TERM INVESTMENTS (Cost $1,332,362)		1,332,362

TOTAL INVESTMENTS — 99.9% (Cost $307,879,966) (d)		294,040,154

Other Assets/(Liabilities) — 0.1%		401,743

NET ASSETS — 100.0%		$294,441,897

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2015, these securities amounted to a value of $9,858 or 0.00% of net assets.
(c)	Maturity value of $1,328,133. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 10/31/21, and an aggregate market value, including accrued interest, of $1,359,781.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 96.6%

COMMON STOCK — 96.6%
Basic Materials — 1.7%
Chemicals — 0.6%
PPG Industries, Inc.	8,250	$723,443

Mining — 1.1%
Teck Resources Ltd. Class B (a)	20,910	100,368
Vulcan Materials Co.	13,465	1,201,078

		1,301,446

		2,024,889

Communications — 13.9%
Advertising — 1.2%
Nielsen Holdings PLC	33,810	1,503,531

Internet — 7.5%
Alphabet, Inc. Class C (b)	9,097	5,534,797
Amazon.com, Inc. (b)	3,170	1,622,691
Facebook, Inc. Class A (b)	20,490	1,842,051

		8,999,539

Media — 3.6%
Comcast Corp. Class A	46,630	2,652,314
The McGraw Hill Financial, Inc.	20,220	1,749,030

		4,401,344

Telecommunications — 1.6%
Verizon Communications, Inc.	44,720	1,945,767

		16,850,181

Consumer, Cyclical — 6.7%
Auto Manufacturers — 0.8%
General Motors Co.	29,420	883,189

Automotive & Parts — 1.1%
Delphi Automotive PLC	17,820	1,355,033

Leisure Time — 0.6%
Harley-Davidson, Inc.	13,520	742,248

Retail — 4.2%
AutoZone, Inc. (b)	2,806	2,031,067
Dunkin’ Brands Group, Inc.	15,240	746,760
The Home Depot, Inc.	19,970	2,306,335

		5,084,162

		8,064,632

Consumer, Non-cyclical — 27.6%
Agriculture — 2.8%
Philip Morris International, Inc.	43,221	3,428,722

Beverages — 2.9%
Diageo PLC	19,460	523,678
PepsiCo, Inc.	31,640	2,983,652

		3,507,330

Biotechnology — 1.5%
Gilead Sciences, Inc.	18,850	1,850,881

	Number of Shares	Value
Commercial Services — 2.5%
MasterCard, Inc. Class A	15,140	$1,364,417
PayPal Holdings, Inc. (b)	53,130	1,649,155

		3,013,572

Foods — 3.4%
Mondelez International, Inc. Class A	97,000	4,061,390

Health Care – Products — 1.2%
Boston Scientific Corp. (b)	89,030	1,460,982

Health Care – Services — 2.8%
HCA Holdings, Inc. (b)	13,150	1,017,284
UnitedHealth Group, Inc.	20,390	2,365,444

		3,382,728

Household Products — 1.6%
Henkel AG & Co. KGaA	22,068	1,948,524

Pharmaceuticals — 8.9%
Allergan PLC (b)	6,854	1,862,986
Bristol-Myers Squibb Co.	34,790	2,059,568
Express Scripts Holding Co. (b)	30,530	2,471,709
Merck & Co., Inc.	46,450	2,294,165
Mylan NV (b)	24,740	996,032
Zoetis, Inc.	26,525	1,092,300

		10,776,760

		33,430,889

Energy — 6.4%
Oil & Gas — 5.1%
Chevron Corp.	34,800	2,745,024
Noble Energy, Inc.	45,880	1,384,658
Suncor Energy, Inc.	77,770	2,078,015

		6,207,697

Oil & Gas Services — 0.7%
HollyFrontier Corp.	16,750	818,070

Pipelines — 0.6%
Magellan Midstream Partners LP	10,975	659,707

		7,685,474

Financial — 16.7%
Banks — 2.5%
The Bank of New York Mellon Corp.	49,110	1,922,656
M&T Bank Corp.	8,550	1,042,673

		2,965,329

Diversified Financial — 7.6%
Citigroup, Inc.	85,984	4,265,666
CME Group, Inc.	38,055	3,529,221
Discover Financial Services	26,470	1,376,175

		9,171,062

Insurance — 5.3%
American International Group, Inc.	35,590	2,022,224
Berkshire Hathaway, Inc. Class B (b)	18,630	2,429,352
Genworth Financial, Inc. Class A (b)	99,910	461,584

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Marsh & McLennan Cos., Inc.	29,153	$1,522,370

		6,435,530

Real Estate Investment Trusts (REITS) — 1.3%
Simon Property Group, Inc.	8,710	1,600,201

		20,172,122

Industrial — 10.4%
Aerospace & Defense — 1.7%
Lockheed Martin Corp.	4,870	1,009,599
United Technologies Corp.	11,520	1,025,165

		2,034,764

Electronics — 1.4%
Tyco International PLC	49,630	1,660,620

Environmental Controls — 0.9%
Republic Services, Inc.	10,290	423,947
Waste Connections, Inc.	12,870	625,225

		1,049,172

Machinery – Diversified — 1.5%
Deere & Co.	25,220	1,866,280

Manufacturing — 2.8%
General Electric Co.	135,440	3,415,797

Transportation — 2.1%
Canadian National Railway Co. (a)	32,670	1,854,349
CSX Corp.	24,780	666,582

		2,520,931

		12,547,564

Technology — 9.9%
Computers — 8.0%
Amdocs Ltd.	44,290	2,519,215
Apple, Inc.	52,725	5,815,568
Western Digital Corp.	16,546	1,314,414

		9,649,197

Office Equipment/Supplies — 1.0%
Xerox Corp.	120,860	1,175,968

Semiconductors — 0.9%
Applied Materials, Inc.	76,310	1,120,994

		11,946,159

Utilities — 3.3%
Electric — 2.8%
ITC Holdings Corp.	20,590	686,470
PG&E Corp.	51,840	2,737,152

		3,423,622

Gas — 0.5%
AmeriGas Partners LP	14,260	592,218

		4,015,840

TOTAL COMMON STOCK (Cost $116,169,232)		116,737,750

TOTAL EQUITIES (Cost $116,169,232)		116,737,750

	Number of Shares	Value
MUTUAL FUNDS — 1.6%
Diversified Financial — 1.6%
State Street Navigator Securities Lending Prime Portfolio (c)	1,975,894	$1,975,894

TOTAL MUTUAL FUNDS (Cost $1,975,894)		1,975,894

TOTAL LONG-TERM INVESTMENTS (Cost $118,145,126)		118,713,644

	Principal Amount
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (d)	$3,458,013	3,458,013

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	6,089	6,089

TOTAL SHORT-TERM INVESTMENTS (Cost $3,464,102)		3,464,102

TOTAL INVESTMENTS — 101.1% (Cost $121,609,228) (e)		122,177,746

Other Assets/(Liabilities) — (1.1)%		(1,299,337)

NET ASSETS — 100.0%		$120,878,409

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $1,931,789 or 1.60% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,458,014. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $3,529,350.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 99.5%

COMMON STOCK — 99.5%
Basic Materials — 2.6%
Chemicals — 2.3%
Air Products & Chemicals, Inc.	5,110	$651,934
Ashland, Inc.	9,010	906,586
Celanese Corp. Series A	14,590	863,290
CF Industries Holdings, Inc.	19,500	875,550
The Chemours Co.	49,879	322,717
The Dow Chemical Co.	21,200	898,880
E.I. du Pont de Nemours & Co.	1,600	77,120
Eastman Chemical Co.	17,696	1,145,285
Ecolab, Inc.	8	878
Huntsman Corp.	129,500	1,254,855
International Flavors & Fragrances, Inc.	2,500	258,150
LyondellBasell Industries NV Class A	27,570	2,298,235
Monsanto Co.	2,560	218,471
The Sherwin-Williams Co.	1,920	427,738

		10,199,689

Forest Products & Paper — 0.3%
International Paper Co.	31,800	1,201,722

Iron & Steel — 0.0%
Steel Dynamics, Inc.	10,900	187,262

Mining — 0.0%
Southern Copper Corp.	2	53

		11,588,726

Communications — 19.0%
Advertising — 0.4%
The Interpublic Group of Companies, Inc.	42,700	816,851
Omnicom Group, Inc.	12,000	790,800

		1,607,651

Internet — 10.1%
Alphabet, Inc. Class A (a)	13,319	8,502,450
Alphabet, Inc. Class C (a)	12,079	7,349,105
Amazon.com, Inc. (a)	22,521	11,528,275
CDW Corp.	5,900	241,074
eBay, Inc. (a)	59,230	1,447,581
Equinix, Inc.	2,130	582,342
Expedia, Inc.	10,000	1,176,800
F5 Networks, Inc. (a)	10,640	1,232,112
Facebook, Inc. Class A (a)	39,400	3,542,060
FireEye, Inc. (a)	22,500	715,950
GoDaddy, Inc. Class A (a)	14,500	365,545
Groupon, Inc. (a)	45,400	148,004
IAC/InterActiveCorp	19,400	1,266,238
Liberty Interactive Corp. QVC Group (a)	22,100	579,683

	Number of Shares	Value
Liberty Ventures Series A (a)	6,470	$261,065
Netflix, Inc. (a)	13,877	1,432,939
The Priceline Group, Inc. (a)	2,495	3,085,966
VeriSign, Inc. (a)	15,640	1,103,558

		44,560,747

Media — 4.9%
AMC Networks, Inc. Class A (a)	6,900	504,873
Cablevision Systems Corp. Class A	62,800	2,039,116
Comcast Corp. Class A	13,900	790,632
Comcast Corp. Special Class A	2,600	148,824
Discovery Communications, Inc. Series A (a)	7,300	190,019
Discovery Communications, Inc. Series C (a)	8,000	194,320
DISH Network Corp. Class A (a)	25,900	1,511,006
FactSet Research Systems, Inc.	4,250	679,192
The McGraw Hill Financial, Inc.	8,960	775,040
MSG Networks, Inc. Class A (a)	6,700	483,338
Scripps Networks Interactive Class A	32,800	1,613,432
Starz Class A (a)	19,200	716,928
Time Warner, Inc.	23,400	1,608,750
Twenty-First Century Fox Class A	42,700	1,152,046
Twenty-First Century Fox, Inc. Class B	10,800	292,356
Viacom, Inc. Class B	19,300	832,795
The Walt Disney Co.	80,670	8,244,474

		21,777,141

Telecommunications — 3.6%
AT&T, Inc.	45,500	1,482,390
CommScope Holding Co., Inc. (a)	40,300	1,210,209
Harris Corp.	8,970	656,155
Juniper Networks, Inc.	53,000	1,362,630
Level 3 Communications, Inc. (a)	1,040	45,438
Motorola Solutions, Inc.	21,300	1,456,494
Palo Alto Networks, Inc. (a)	1,700	292,400
QUALCOMM, Inc.	790	42,447
Verizon Communications, Inc.	212,000	9,224,120

		15,772,283

		83,717,822

Consumer, Cyclical — 15.2%
Airlines — 2.2%
Alaska Air Group, Inc.	18,200	1,445,990
American Airlines Group, Inc.	39,300	1,526,019
Delta Air Lines, Inc.	64,900	2,912,063
JetBlue Airways Corp. (a)	88,900	2,290,953
Southwest Airlines Co.	42,700	1,624,308

		9,799,333

Apparel — 1.5%
Carter’s, Inc.	5,100	462,264
Michael Kors Holdings Ltd. (a)	36,000	1,520,640

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nike, Inc. Class B	29,490	$3,626,385
Ralph Lauren Corp.	150	17,724
Skechers U.S.A., Inc. Class A (a)	7,270	974,762
VF Corp.	400	27,284

		6,629,059

Auto Manufacturers — 0.1%
Paccar, Inc.	11,900	620,823

Automotive & Parts — 0.7%
Allison Transmission Holdings, Inc.	12,300	328,287
BorgWarner, Inc.	80	3,327
Delphi Automotive PLC	10,500	798,420
Lear Corp.	16,590	1,804,660

		2,934,694

Distribution & Wholesale — 0.2%
Fossil Group, Inc. (a)	10,310	576,123
Genuine Parts Co.	2,600	215,514
HD Supply Holdings, Inc. (a)	8,000	228,960

		1,020,597

Entertainment — 0.0%
Cinemark Holdings, Inc.	4,800	155,952
Regal Entertainment Group Class A	800	14,952

		170,904

Home Builders — 0.3%
Lennar Corp.	21,200	839,520
NVR, Inc. (a)	130	198,279
Thor Industries, Inc.	2,300	119,140

		1,156,939

Home Furnishing — 0.3%
Harman International Industries, Inc.	1,590	152,624
Tempur Sealy International, Inc. (a)	5,600	400,008
Whirlpool Corp.	3,560	524,246

		1,076,878

Housewares — 0.1%
Newell Rubbermaid, Inc.	5,700	226,347
The Toro Co.	3,180	224,317

		450,664

Leisure Time — 0.4%
Harley-Davidson, Inc.	15,300	839,970
Jarden Corp. (a)	5,475	267,618
Norwegian Cruise Line Holdings Ltd. (a)	8,400	481,320

		1,588,908

Lodging — 0.8%
Choice Hotels International, Inc.	6,200	295,430
Hilton Worldwide Holdings, Inc.	15,400	353,276
Las Vegas Sands Corp.	15,500	588,535
Marriott International, Inc. Class A	6,167	420,589
MGM Resorts International (a)	1,300	23,985

	Number of Shares	Value
Starwood Hotels & Resorts Worldwide, Inc.	9,700	$644,856
Wyndham Worldwide Corp.	15,600	1,121,640

		3,448,311

Retail — 8.3%
AutoNation, Inc. (a)	2,500	145,450
AutoZone, Inc. (a)	1,308	946,770
Bed Bath & Beyond, Inc. (a)	16,300	929,426
Brinker International, Inc.	6,200	326,554
CarMax, Inc. (a)	6,200	367,784
Chipotle Mexican Grill, Inc. (a)	3	2,161
Coach, Inc.	16,109	466,033
Costco Wholesale Corp.	2,480	358,534
CST Brands, Inc.	7,500	252,450
CVS Health Corp.	47,430	4,576,046
Darden Restaurants, Inc.	24,200	1,658,668
Dick’s Sporting Goods, Inc.	400	19,844
Dillard’s, Inc. Class A	9,150	799,619
Dollar General Corp.	4,500	325,980
Dollar Tree, Inc. (a)	27	1,800
Domino’s Pizza, Inc.	4,430	478,041
DSW, Inc. Class A	26,400	668,184
Dunkin’ Brands Group, Inc.	3,800	186,200
Foot Locker, Inc.	15,600	1,122,732
The Gap, Inc.	23,500	669,750
GNC Holdings, Inc. Class A	36,300	1,467,246
The Home Depot, Inc.	48,210	5,567,773
L Brands, Inc.	4,100	369,533
Lowe’s Cos., Inc.	45,600	3,142,752
Macy’s, Inc.	17,600	903,232
McDonald’s Corp.	15,070	1,484,847
The Michaels Cos., Inc. (a)	32,500	750,750
Nordstrom, Inc.	100	7,171
Nu Skin Enterprises, Inc. Class A	29,530	1,218,998
O’Reilly Automotive, Inc. (a)	2,290	572,500
Office Depot, Inc. (a)	98,200	630,444
Penske Auto Group, Inc.	16,700	808,948
Rite Aid Corp. (a)	27,100	164,497
Ross Stores, Inc.	5,560	269,493
Sally Beauty Holdings, Inc. (a)	2,100	49,875
Sears Holdings Corp. (a)	500	11,300
Starbucks Corp.	45,800	2,603,272
Target Corp.	12,400	975,384
Tiffany & Co.	2,000	154,440
The TJX Cos., Inc.	7,320	522,794
Walgreens Boots Alliance, Inc.	3,400	282,540
Williams-Sonoma, Inc.	1,000	76,350
World Fuel Services Corp.	3,300	118,140
Yum! Brands, Inc.	1,840	147,108

		36,601,413

Textiles — 0.2%
Cintas Corp.	11,500	986,125

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	4,370	$315,252

		66,799,900

Consumer, Non-cyclical — 30.5%
Agriculture — 1.1%
Altria Group, Inc.	33,470	1,820,768
Philip Morris International, Inc.	14,970	1,187,570
Reynolds American, Inc.	37,480	1,659,240

		4,667,578

Beverages — 3.3%
Brown-Forman Corp. Class B	7	678
The Coca-Cola Co.	132,560	5,318,307
Coca-Cola Enterprises, Inc.	16,600	802,610
Dr. Pepper Snapple Group, Inc.	12,000	948,600
Keurig Green Mountain, Inc.	20	1,043
Monster Beverage Corp. (a)	1,550	209,467
PepsiCo, Inc.	77,523	7,310,419

		14,591,124

Biotechnology — 5.4%
Alkermes PLC (a)	2,500	146,675
Amgen, Inc.	61,540	8,512,213
Celgene Corp. (a)	35,640	3,855,179
Charles River Laboratories International, Inc. (a)	8,900	565,328
Gilead Sciences, Inc.	99,280	9,748,303
Illumina, Inc. (a)	1,380	242,631
Regeneron Pharmaceuticals, Inc. (a)	650	302,341
Vertex Pharmaceuticals, Inc. (a)	2,100	218,694

		23,591,364

Commercial Services — 5.9%
Aaron’s, Inc.	34,250	1,236,767
Automatic Data Processing, Inc.	7,080	568,949
Booz Allen Hamilton Holding Corp.	2,800	73,388
CoreLogic, Inc. (a)	8,700	323,901
Donnelley (R.R.) & Sons Co.	27,300	397,488
Equifax, Inc.	9,150	889,197
FleetCor Technologies, Inc. (a)	750	103,215
Gartner, Inc. (a)	3,900	327,327
Genpact Ltd. (a)	42,200	996,342
Global Payments, Inc.	10,220	1,172,541
H&R Block, Inc.	10,300	372,860
KAR Auction Services, Inc.	5,700	202,350
MasterCard, Inc. Class A	60	5,407
McKesson Corp.	14,730	2,725,492
Moody’s Corp.	7,900	775,780
Paychex, Inc.	5,200	247,676
PayPal Holdings, Inc. (a)	26,400	819,456
Robert Half International, Inc.	4,100	209,756
SEI Investments Co.	11,200	540,176
Service Corp. International	47,100	1,276,410

	Number of Shares	Value
ServiceMaster Global Holdings, Inc. (a)	35,600	$1,194,380
Total System Services, Inc.	21,200	963,116
Towers Watson & Co. Class A	960	112,685
United Rentals, Inc. (a)	3,170	190,359
Vantiv, Inc. Class A (a)	33,500	1,504,820
Verisk Analytics, Inc. (a)	7,800	576,498
Visa, Inc. Class A	91,420	6,368,317
Western Union Co.	79,220	1,454,479
WEX, Inc. (a)	3,270	283,967

		25,913,099

Cosmetics & Personal Care — 0.3%
Colgate-Palmolive Co.	10,980	696,791
Coty, Inc. Class A	2,200	59,532
The Estee Lauder Cos., Inc. Class A	8,860	714,825

		1,471,148

Foods — 2.2%
Campbell Soup Co.	1,200	60,816
Flowers Foods, Inc.	1,500	37,110
General Mills, Inc.	8,460	474,860
The Hershey Co.	900	82,692
Hormel Foods Corp.	14,000	886,340
Ingredion, Inc.	6,000	523,860
Kellogg Co.	940	62,557
The Kraft Heinz Co.	52,866	3,731,282
The Kroger Co.	59,720	2,154,100
McCormick & Co., Inc.	2,400	197,232
Pilgrim’s Pride Corp.	68,300	1,419,274
Sysco Corp.	1,200	46,764
The Hain Celestial Group, Inc. (a)	200	10,320
Tyson Foods, Inc. Class A	300	12,930
The WhiteWave Foods Co. (a)	23	924
Whole Foods Market, Inc.	600	18,990

		9,720,051

Health Care – Products — 2.4%
Alere, Inc. (a)	22,000	1,059,300
Baxter International, Inc.	2,020	66,357
Becton, Dickinson & Co.	4,290	569,111
Boston Scientific Corp. (a)	1,500	24,615
Bruker Corp. (a)	4,100	67,363
C.R. Bard, Inc.	2,360	439,692
Edwards Lifesciences Corp. (a)	8,250	1,172,902
Henry Schein, Inc. (a)	2,590	343,745
Hill-Rom Holdings, Inc.	3,600	187,164
Hologic, Inc. (a)	38,500	1,506,505
Intuitive Surgical, Inc. (a)	1,676	770,256
Johnson & Johnson	17,660	1,648,561
ResMed, Inc.	5,900	300,664
St. Jude Medical, Inc.	8,140	513,553
Stryker Corp.	14,200	1,336,220
Varian Medical Systems, Inc. (a)	10,200	752,556

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Zimmer Biomet Holdings, Inc.	370	$34,754

		10,793,318

Health Care – Services — 3.3%
Aetna, Inc.	8,800	962,808
Anthem, Inc.	9,330	1,306,200
Centene Corp. (a)	22,600	1,225,598
Cigna Corp.	16,760	2,262,935
DaVita HealthCare Partners, Inc. (a)	60	4,340
HCA Holdings, Inc. (a)	2,200	170,192
Health Net, Inc. (a)	10,200	614,244
Humana, Inc.	1,710	306,090
Laboratory Corporation of America Holdings (a)	1,677	181,904
LifePoint Health, Inc. (a)	3,300	233,970
MEDNAX, Inc. (a)	10,200	783,258
Premier, Inc. (a)	2,600	89,362
Thermo Fisher Scientific, Inc.	6,090	744,685
UnitedHealth Group, Inc.	36,570	4,242,486
Universal Health Services, Inc. Class B	11,030	1,376,654

		14,504,726

Household Products — 0.5%
Avery Dennison Corp.	9,900	560,043
Church & Dwight Co., Inc.	5,560	466,484
The Clorox Co.	2,790	322,329
Kimberly-Clark Corp.	4,640	505,945
Tupperware Brands Corp.	3,200	158,368

		2,013,169

Pharmaceuticals — 6.1%
AbbVie, Inc.	87,283	4,749,068
Allergan PLC (a)	5,778	1,570,518
AmerisourceBergen Corp.	17,100	1,624,329
Baxalta, Inc.	22,700	715,277
BioMarin Pharmaceutical, Inc. (a)	400	42,128
Bristol-Myers Squibb Co.	22,600	1,337,920
Cardinal Health, Inc.	19,000	1,459,580
DENTSPLY International, Inc.	1,950	98,611
Eli Lilly & Co.	46,700	3,908,323
Endo International PLC (a)	9,300	644,304
Express Scripts Holding Co. (a)	33,780	2,734,829
Herbalife Ltd. (a)	23,580	1,285,110
Jazz Pharmaceuticals Plc (a)	6,670	885,843
Mallinckrodt PLC (a)	3,518	224,941
Mead Johnson Nutrition Co.	3,800	267,520
Medivation, Inc. (a)	8,260	351,050
Merck & Co., Inc.	26,500	1,308,835
Mylan NV (a)	25,900	1,042,734
OPKO Health, Inc. (a)	36,700	308,647
Perrigo Co. PLC	2,210	347,567
Sirona Dental Systems, Inc. (a)	2,570	239,884
United Therapeutics Corp. (a)	3,130	410,781

	Number of Shares	Value
VCA, Inc. (a)	7,500	$394,875
VWR Corp. (a)	15,700	403,333
Zoetis, Inc.	9,800	403,564

		26,759,571

		134,025,148

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Leucadia National Corp.	11,100	224,886

Energy — 0.6%
Oil & Gas — 0.2%
Continental Resources, Inc. (a)	40	1,159
CVR Energy, Inc.	7,400	303,770
EOG Resources, Inc.	90	6,552
Marathon Petroleum Corp.	8,800	407,704
Tesoro Corp.	4,500	437,580

		1,156,765

Oil & Gas Services — 0.3%
FMC Technologies, Inc. (a)	8,800	272,800
HollyFrontier Corp.	6,100	297,924
Oceaneering International, Inc.	5,600	219,968
RPC, Inc.	50	442
Schlumberger Ltd.	10,370	715,219

		1,506,353

Pipelines — 0.1%
The Williams Cos., Inc.	6,200	228,470

		2,891,588

Financial — 5.1%
Banks — 0.6%
The Bank of New York Mellon Corp.	34,000	1,331,100
Signature Bank (a)	2,090	287,501
SVB Financial Group (a)	7,830	904,678

		2,523,279

Diversified Financial — 1.6%
Air Lease Corp.	100	3,092
Ally Financial, Inc. (a)	1,400	28,532
American Express Co.	6,200	459,606
Ameriprise Financial, Inc.	1,730	188,795
BlackRock, Inc.	2,350	699,054
The Charles Schwab Corp.	8,100	231,336
Credit Acceptance Corp. (a)	1,680	330,742
Eaton Vance Corp.	3,500	116,970
Federated Investors, Inc. Class B	80	2,312
Intercontinental Exchange, Inc.	1,090	256,139
Invesco Ltd.	8,900	277,947
Lazard Ltd. Class A	30,200	1,307,660
Legg Mason, Inc.	1,200	49,932
Santander Consumer USA Holdings, Inc. (a)	61,000	1,245,620
SLM Corp. (a)	88,200	652,680

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
T. Rowe Price Group, Inc.	13,800	$959,100
TD Ameritrade Holding Corp.	8,100	257,904
Waddell & Reed Financial, Inc. Class A	3,600	125,172

		7,192,593

Insurance — 0.9%
AmTrust Financial Services, Inc.	27,400	1,725,652
Aon PLC	11,850	1,050,028
Arthur J. Gallagher & Co.	3,200	132,096
Berkshire Hathaway, Inc. Class B (a)	1,390	181,256
Erie Indemnity Co. Class A	90	7,465
Markel Corp. (a)	80	64,149
Marsh & McLennan Cos., Inc.	14,200	741,524

		3,902,170

Real Estate — 0.5%
CBRE Group, Inc. (a)	26,100	835,200
Jones Lang LaSalle, Inc.	9,170	1,318,371

		2,153,571

Real Estate Investment Trusts (REITS) — 1.5%
American Tower Corp.	1,935	170,241
Crown Castle International Corp.	28,600	2,255,682
Digital Realty Trust, Inc.	13,400	875,288
Equity Lifestyle Properties, Inc.	2,800	163,996
Extra Space Storage, Inc.	2,200	169,752
Iron Mountain, Inc.	43	1,334
Lamar Advertising Co. Class A	1,400	73,052
Public Storage	5,100	1,079,313
Simon Property Group, Inc.	7,239	1,329,949
Tanger Factory Outlet Centers, Inc.	500	16,485
Taubman Centers, Inc.	400	27,632
Welltower, Inc.	8,300	562,076

		6,724,800

		22,496,413

Industrial — 9.9%
Aerospace & Defense — 2.5%
The Boeing Co.	38,640	5,059,908
General Dynamics Corp.	12,750	1,758,862
Lockheed Martin Corp.	1,790	371,085
Northrop Grumman Corp.	10,480	1,739,156
Rockwell Collins, Inc.	1,400	114,576
Spirit AeroSystems Holdings, Inc. Class A (a)	35,500	1,716,070
TransDigm Group, Inc. (a)	250	53,103
United Technologies Corp.	3,450	307,015

		11,119,775

Airlines — 0.3%
United Continental Holdings, Inc. (a)	29,855	1,583,808

Building Materials — 0.4%
Armstrong World Industries, Inc. (a)	19,600	935,704
Lennox International, Inc.	10	1,133

	Number of Shares	Value
Masco Corp.	41,900	$1,055,042

		1,991,879

Electrical Components & Equipment — 0.2%
Acuity Brands, Inc.	1,160	203,673
AMETEK, Inc.	8,575	448,644
Emerson Electric Co.	10	442
Hubbell, Inc. Class B	900	76,455

		729,214

Electronics — 1.2%
Allegion PLC	2,600	149,916
Amphenol Corp. Class A	500	25,480
Gentex Corp.	19,220	297,910
Jabil Circuit, Inc.	57,800	1,292,986
Keysight Technologies, Inc. (a)	45,910	1,415,865
Mettler-Toledo International, Inc. (a)	1,760	501,142
Trimble Navigation Ltd. (a)	20	328
Tyco International PLC	17,900	598,934
Waters Corp. (a)	7,420	877,118

		5,159,679

Engineering & Construction — 0.0%
AECOM (a)	7,500	206,325

Environmental Controls — 0.2%
Clean Harbors, Inc. (a)	15,800	694,726
Stericycle, Inc. (a)	1,620	225,682
Waste Management, Inc.	1,200	59,772

		980,180

Hand & Machine Tools — 0.4%
Lincoln Electric Holdings, Inc.	24,600	1,289,778
Snap-on, Inc.	2,270	342,634

		1,632,412

Machinery – Construction & Mining — 0.1%
Babcock & Wilcox Enterprises, Inc. (a)	400	6,720
Caterpillar, Inc.	3,180	207,845
Ingersoll-Rand PLC	1,300	66,001

		280,566

Machinery – Diversified — 1.0%
Cummins, Inc.	2,580	280,136
Deere & Co.	4,800	355,200
Flowserve Corp.	90	3,703
Graco, Inc.	23,600	1,581,908
IDEX Corp.	50	3,565
The Middleby Corp. (a)	4,900	515,431
Rockwell Automation, Inc.	8,590	871,627
Roper Technologies, Inc.	3,810	597,027
Wabtec Corp.	1,230	108,301
Zebra Technologies Corp. Class A (a)	50	3,828

		4,320,726

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manufacturing — 1.0%
3M Co.	7,160	$1,015,073
AptarGroup, Inc.	10,100	666,196
Danaher Corp.	2,420	206,208
Honeywell International, Inc.	850	80,487
Illinois Tool Works, Inc.	15,300	1,259,343
Leggett & Platt, Inc.	5,400	222,750
Parker Hannifin Corp.	650	63,245
Textron, Inc.	19,200	722,688

		4,235,990

Metal Fabricate & Hardware — 0.0%
Valmont Industries, Inc.	10	949

Miscellaneous – Manufacturing — 0.1%
A.O. Smith Corp.	5,100	332,469

Packaging & Containers — 0.9%
Ball Corp.	1,400	87,080
Bemis Co., Inc.	7,200	284,904
Crown Holdings, Inc. (a)	10,100	462,075
Graphic Packaging Holding Co.	36,100	461,719
Owens-Illinois, Inc. (a)	3,700	76,664
Sealed Air Corp.	26,600	1,247,008
Silgan Holdings, Inc.	2,500	130,100
WestRock Co.	24,700	1,270,568

		4,020,118

Shipbuilding — 0.4%
Huntington Ingalls Industries, Inc.	15,760	1,688,684

Transportation — 1.0%
C.H. Robinson Worldwide, Inc.	4,400	298,232
Expeditors International of Washington, Inc.	16,600	781,030
Landstar System, Inc.	60	3,808
Teekay Corp.	500	14,820
Union Pacific Corp.	20	1,768
United Parcel Service, Inc. Class B	33,380	3,294,273

		4,393,931

Trucking & Leasing — 0.2%
AMERCO	2,050	806,613

		43,483,318

Technology — 16.4%
Computers — 9.8%
Accenture PLC Class A	32,060	3,150,216
Apple, Inc.	291,083	32,106,455
Cadence Design Systems, Inc. (a)	22,000	454,960
Cognizant Technology Solutions Corp. Class A (a)	21,300	1,333,593
DST Systems, Inc.	2,930	308,060
EMC Corp.	39,380	951,421
Fortinet, Inc. (a)	21,700	921,816
IHS, Inc. Class A (a)	2,910	337,560

	Number of Shares	Value
International Business Machines Corp.	10,550	$1,529,433
Jack Henry & Associates, Inc.	3,600	250,596
NetApp, Inc.	44,860	1,327,856
Synopsys, Inc. (a)	5,300	244,754
Teradata Corp. (a)	3,700	107,152

		43,023,872

Office Equipment/Supplies — 0.0%
Pitney Bowes, Inc.	5,200	103,220

Semiconductors — 1.8%
Altera Corp.	900	45,072
Analog Devices, Inc.	8,880	500,921
Applied Materials, Inc.	5,900	86,671
Avago Technologies Ltd.	13,300	1,662,633
Intel Corp.	27,900	840,906
KLA-Tencor Corp.	13,600	680,000
Lam Research Corp.	17,100	1,117,143
Linear Technology Corp.	420	16,947
Maxim Integrated Products, Inc.	14,500	484,300
Microchip Technology, Inc.	6,100	262,849
Micron Technology, Inc. (a)	4,900	73,402
ON Semiconductor Corp. (a)	9,500	89,300
Skyworks Solutions, Inc.	10,070	847,995
Texas Instruments, Inc.	19,450	963,164
Xilinx, Inc.	3,410	144,584

		7,815,887

Software — 4.8%
Adobe Systems, Inc. (a)	15,950	1,311,409
ANSYS, Inc. (a)	2,400	211,536
Autodesk, Inc. (a)	50	2,207
Broadridge Financial Solutions, Inc.	7,960	440,586
Citrix Systems, Inc. (a)	8,100	561,168
The Dun & Bradstreet Corp.	3,740	392,700
Electronic Arts, Inc. (a)	14,600	989,150
Fidelity National Information Services, Inc.	8,000	536,640
Fiserv, Inc. (a)	9,900	857,439
Inovalon Holdings, Inc. Class A (a)	15,900	331,197
Intuit, Inc.	230	20,412
Leidos Holdings, Inc.	30,900	1,276,479
Microsoft Corp.	140,360	6,212,334
MSCI, Inc.	4,900	291,354
Oracle Corp.	86,000	3,106,320
PTC, Inc. (a)	4,300	136,482
Red Hat, Inc. (a)	10,600	761,928
Salesforce.com, Inc. (a)	24,940	1,731,584
Servicenow, Inc. (a)	2,600	180,570
SolarWinds, Inc. (a)	12,800	502,272
Splunk, Inc. (a)	4,600	254,610
SS&C Technologies Holdings, Inc	5,500	385,220
Tableau Software, Inc. Class A (a)	1,200	95,736

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Veeva Systems, Inc. Class A (a)	11,000	$257,510
VMware, Inc. Class A (a)	3,980	313,584

		21,160,427

		72,103,406

Utilities — 0.1%
Electric — 0.1%
Calpine Corp. (a)	11,600	169,360
Dominion Resources, Inc.	3,900	274,482

		443,842

TOTAL COMMON STOCK (Cost $441,238,375)		437,775,049

TOTAL EQUITIES (Cost $441,238,375)		437,775,049

TOTAL LONG-TERM INVESTMENTS (Cost $441,238,375)		437,775,049

	Principal Amount
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreement — 0.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (b)	$1,187,952	1,187,952

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/15	637	637

TOTAL SHORT-TERM INVESTMENTS (Cost $1,188,589)		1,188,589

TOTAL INVESTMENTS — 99.8% (Cost $442,426,964) (c)		438,963,638

Other Assets/(Liabilities) — 0.2%		837,315

NET ASSETS — 100.0%		$439,800,953

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $1,187,952. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 10/31/21, and an aggregate market value, including accrued interest, of $1,216,106.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Basic Materials — 4.3%
Chemicals — 1.0%
A. Schulman, Inc.	26,431	$858,214
Intrepid Potash, Inc. (a) (b)	115,830	641,698

		1,499,912

Forest Products & Paper — 1.2%
P.H. Glatfelter Co.	105,909	1,823,753

Mining — 2.1%
Kaiser Aluminum Corp.	31,510	2,528,677
Osisko Gold Royalties Ltd. (b)	64,047	676,705

		3,205,382

		6,529,047

Communications — 1.3%
Internet — 0.6%
Zynga, Inc. (a)	447,090	1,019,365

Telecommunications — 0.7%
RigNet, Inc. (a) (b)	40,420	1,030,710

		2,050,075

Consumer, Cyclical — 11.5%
Airlines — 0.6%
Spirit Airlines, Inc. (a)	19,500	922,350

Automotive & Parts — 1.7%
Dana Holding Corp.	158,125	2,511,025

Entertainment — 0.7%
International Speedway Corp. Class A	34,310	1,088,313

Retail — 7.8%
Brinker International, Inc.	38,500	2,027,795
Krispy Kreme Doughnuts, Inc. (a)	49,370	722,283
Mattress Firm Holding Corp. (a) (b)	45,950	1,918,872
Nu Skin Enterprises, Inc. Class A	18,630	769,047
Party City Holdco, Inc. (a)	102,000	1,628,940
Popeyes Louisiana Kitchen, Inc. (a)	49,450	2,787,002
Texas Roadhouse, Inc.	56,060	2,085,432

		11,939,371

Storage & Warehousing — 0.7%
Wesco Aircraft Holdings, Inc. (a)	89,160	1,087,752

		17,548,811

Consumer, Non-cyclical — 28.3%
Agriculture — 1.1%
Universal Corp. (b)	33,670	1,669,022

Biotechnology — 0.9%
Celldex Therapeutics, Inc. (a)	26,880	283,315
Ultragenyx Pharmaceutical, Inc. (a)	11,160	1,074,820

		1,358,135

	Number of Shares	Value
Commercial Services — 11.4%
ABM Industries, Inc.	61,700	$1,685,027
Booz Allen Hamilton Holding Corp.	64,190	1,682,420
James River Group Holdings Ltd.	55,630	1,495,891
KAR Auction Services, Inc.	86,080	3,055,840
Korn/Ferry International	103,183	3,412,262
On Assignment, Inc. (a)	55,410	2,044,629
Paylocity Holding Corp. (a) (b)	65,860	1,975,141
Team Health Holdings, Inc. (a)	36,480	1,971,014

		17,322,224

Foods — 2.5%
Pinnacle Foods, Inc.	90,680	3,797,679

Health Care – Products — 1.7%
Dexcom, Inc. (a)	8,850	759,861
NxStage Medical, Inc. (a)	61,650	972,221
Spectranetics Corp. (a)	69,490	819,287

		2,551,369

Health Care – Services — 5.1%
Acadia Healthcare Co., Inc. (a)	30,560	2,025,211
HealthSouth Corp.	69,123	2,652,250
WellCare Health Plans, Inc. (a)	36,046	3,106,444

		7,783,905

Household Products — 2.9%
Acco Brands Corp. (a)	216,910	1,533,554
Prestige Brands Holdings, Inc. (a)	64,946	2,932,961

		4,466,515

Pharmaceuticals — 2.7%
Acadia Pharmaceuticals, Inc. (a)	32,000	1,058,240
Aratana Therapeutics, Inc. (a)	48,260	408,280
Axovant Sciences Ltd. (a) (b)	19,670	254,136
Diplomat Pharmacy, Inc. (a)	40,410	1,160,979
VWR Corp. (a) (b)	46,100	1,184,309

		4,065,944

		43,014,793

Energy — 3.2%
Energy – Alternate Sources — 0.8%
Renewable Energy Group, Inc. (a)	151,689	1,255,985

Oil & Gas — 1.9%
Suburban Propane Partners LP	37,820	1,243,143
Western Refining, Inc.	34,840	1,537,141

		2,780,284

Pipelines — 0.5%
Cone Midstream Partners LP	79,715	791,570

		4,827,839

Financial — 24.3%
Banks — 7.9%
BancorpSouth, Inc.	119,380	2,837,663

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
FirstMerit Corp.	143,899	$2,542,695
MB Financial, Inc.	86,720	2,830,541
Talmer Bancorp, Inc.	99,310	1,653,511
Webster Financial Corp.	58,770	2,093,975

		11,958,385

Insurance — 1.7%
Endurance Specialty Holdings Ltd.	25,180	1,536,736
Old Republic International Corp.	69,510	1,087,136

		2,623,872

Real Estate Investment Trusts (REITS) — 9.9%
Apollo Commercial Real Estate Finance, Inc.	115,222	1,810,138
Chatham Lodging Trust	107,255	2,303,837
CYS Investments, Inc.	287,820	2,089,573
DuPont Fabros Technology, Inc.	61,960	1,603,525
LaSalle Hotel Properties	86,656	2,460,164
National Storage Affiliates Trust	105,140	1,424,647
STAG Industrial, Inc.	184,310	3,356,285

		15,048,169

Savings & Loans — 4.8%
BankUnited, Inc.	86,168	3,080,506
First Niagara Financial Group, Inc.	178,510	1,822,587
Flagstar Bancorp, Inc. (a)	42,349	870,695
Oritani Financial Corp.	102,888	1,607,111

		7,380,899

		37,011,325

Industrial — 7.8%
Aerospace & Defense — 0.5%
AAR Corp.	40,289	764,282

Building Materials — 2.2%
Boise Cascade Co. (a)	43,630	1,100,349
Masonite International Corp. (a)	25,100	1,520,558
Summit Materials, Inc. Class A (a)	34,760	652,445

		3,273,352

Electrical Components & Equipment — 0.8%
Generac Holdings, Inc. (a) (b)	37,720	1,134,995

Engineering & Construction — 0.7%
AECOM (a)	40,986	1,127,525

Machinery – Diversified — 0.4%
SPX FLOW, Inc. (a)	19,240	662,433

Manufacturing — 1.0%
Matthews International Corp. Class A	25,870	1,266,854
SPX Corp.	19,240	229,341

		1,496,195

Transportation — 1.6%
Saia, Inc. (a)	27,323	845,647
Swift Transportation Co. (a)	62,429	937,684
XPO Logistics, Inc. (a) (b)	28,550	680,346

		2,463,677

	Number of Shares	Value
Trucking & Leasing — 0.6%
The Greenbrier Cos., Inc. (b)	28,990	$930,869

		11,853,328

Technology — 15.6%
Computers — 4.9%
CACI International, Inc. Class A (a)	20,880	1,544,494
FleetMatics Group PLC (a) (b)	23,550	1,156,069
Fortinet, Inc. (a)	45,357	1,926,765
j2 Global, Inc.	40,616	2,877,644

		7,504,972

Semiconductors — 3.1%
Cavium, Inc. (a)	24,780	1,520,749
Cypress Semiconductor Corp.	85,651	729,746
MKS Instruments, Inc.	73,330	2,458,755

		4,709,250

Software — 7.6%
Black Knight Financial Services, Inc. Class A (a)	57,070	1,857,628
Guidewire Software, Inc. (a)	41,760	2,195,741
Imperva, Inc. (a)	41,010	2,685,335
Proofpoint, Inc. (a)	27,400	1,652,768
SYNNEX Corp.	36,800	3,130,208

		11,521,680

		23,735,902

Utilities — 2.9%
Electric — 2.9%
Allete, Inc.	45,020	2,273,060
Portland General Electric Co.	56,520	2,089,544

		4,362,604

TOTAL COMMON STOCK (Cost $147,790,355)		150,933,724

TOTAL EQUITIES (Cost $147,790,355)		150,933,724

MUTUAL FUNDS — 6.4%
Diversified Financial — 6.4%
State Street Navigator Securities Lending Prime Portfolio (c)	9,675,176	9,675,176

TOTAL MUTUAL FUNDS (Cost $9,675,176)		9,675,176

TOTAL LONG-TERM INVESTMENTS (Cost $157,465,531)		160,608,900

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (d)	$1,943,943	$1,943,943

TOTAL SHORT-TERM INVESTMENTS (Cost $1,943,943)		1,943,943

TOTAL INVESTMENTS — 106.9% (Cost $159,409,474) (e)		162,552,843

Other Assets/(Liabilities) — (6.9)%		(10,440,313)

NET ASSETS — 100.0%		$152,112,530

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $9,433,771 or 6.20% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $1,943,944. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $1,984,950.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 97.0%
Brazil — 0.9%
AMBEV SA ADR (Brazil)	137,050	$671,545
Embraer SA Sponsored ADR (Brazil)	101,560	2,597,905

		3,269,450

Cayman Islands — 1.4%
JD.com, Inc. ADR (Cayman Islands) (a)	138,037	3,597,244
Qihoo 360 Technology Co. Ltd. ADR (Cayman Islands) (a) (b)	29,330	1,402,854
Theravance Biopharma, Inc. (a)	22,214	244,132

		5,244,230

Denmark — 0.2%
FLSmidth & Co. A/S (b)	24,621	818,646

France — 4.8%
Kering	26,690	4,368,533
LVMH Moet Hennessy Louis Vuitton SE	41,190	7,028,745
Societe Generale SA	76,090	3,403,661
Technip SA	53,980	2,550,354

		17,351,293

Germany — 7.3%
Allianz SE	38,733	6,070,830
Bayer AG	44,090	5,635,065
Deutsche Bank AG	136,941	3,681,478
Linde AG	20,682	3,350,165
SAP SE	93,893	6,074,538
Siemens AG	19,021	1,699,398

		26,511,474

India — 3.7%
DLF Ltd.	2,532,651	5,345,520
ICICI Bank Ltd. Sponsored ADR (India)	598,990	5,019,536
Zee Entertainment Enterprises Ltd.	493,613	2,953,117

		13,318,173

Italy — 1.8%
Banca Monte dei Paschi di Siena SpA (a)	994,614	1,777,085
Brunello Cucinelli SpA (b)	64,341	1,167,385
Prysmian SpA	71,804	1,485,371
Tod’s SpA (b)	22,817	2,001,964

		6,431,805

Japan — 12.1%
The Dai-ichi Life Insurance Co. Ltd.	317,700	5,080,760
Fanuc Corp.	15,100	2,327,955
KDDI Corp.	228,500	5,117,104
Keyence Corp.	11,320	5,068,390

	Number of Shares	Value
Kyocera Corp.	90,000	$4,129,878
Murata Manufacturing Co. Ltd.	59,810	7,767,413
Nidec Corp.	78,500	5,408,385
Nintendo Co. Ltd.	6,300	1,064,333
Nomura Holdings, Inc.	312,800	1,814,935
Sumitomo Mitsui Financial Group, Inc.	107,300	4,084,642
Suzuki Motor Corp.	64,800	2,002,217

		43,866,012

Mexico — 0.5%
Fomento Economico Mexicano SAB de CV, Series B Sponsored ADR (Mexico)	22,403	1,999,468

Netherlands — 2.1%
Airbus Group SE	128,760	7,647,828

Spain — 3.4%
Banco Bilbao Vizcaya Argentaria SA	413,424	3,506,540
Industria de Diseno Textil SA	209,440	7,016,161
Repsol YPF SA	162,862	1,897,783

		12,420,484

Sweden — 3.1%
Assa Abloy AB	307,490	5,523,068
Telefonaktiebolaget LM Ericsson Class B	565,205	5,567,566

		11,090,634

Switzerland — 5.1%
Credit Suisse Group	180,303	4,337,674
Nestle SA	51,983	3,914,658
Roche Holding AG	12,859	3,399,328
UBS Group AG	375,095	6,950,930

		18,602,590

United Kingdom — 5.6%
Circassia Pharmaceuticals PLC (a)	647,107	2,869,967
Earthport PLC (a)	1,039,652	630,397
International Game Technology PLC (b)	113,852	1,745,351
Prudential PLC	294,402	6,223,822
Shire Ltd.	35,230	2,404,589
Unilever PLC	158,292	6,448,109

		20,322,235

United States — 45.0%
3M Co.	35,030	4,966,203
Acadia Pharmaceuticals, Inc. (a)	68,600	2,268,602
Adobe Systems, Inc. (a)	88,950	7,313,469
Aetna, Inc.	79,920	8,744,047
Alphabet, Inc. Class A (a)	10,960	6,996,535
Alphabet, Inc. Class C (a)	11,368	6,916,519
Altera Corp.	149,900	7,506,992
Anthem, Inc.	44,440	6,221,600

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Biogen, Inc. (a)	13,200	$3,851,892
BioMarin Pharmaceutical, Inc. (a)	29,380	3,094,302
Bluebird Bio, Inc. (a)	21,500	1,839,325
Celldex Therapeutics, Inc. (a) (b)	181,790	1,916,067
Cigna Corp.	6,950	938,389
Citigroup, Inc.	157,010	7,789,266
Clovis Oncology, Inc. (a)	25,480	2,343,141
Colgate-Palmolive Co.	122,800	7,792,888
eBay, Inc. (a)	148,080	3,619,075
Emerson Electric Co.	52,980	2,340,127
Facebook, Inc. Class A (a)	67,710	6,087,129
FNF Group	83,260	2,953,232
Gilead Sciences, Inc.	50,490	4,957,613
The Goldman Sachs Group, Inc.	31,130	5,409,149
Humana, Inc.	980	175,420
Intuit, Inc.	72,260	6,413,075
MacroGenics, Inc. (a)	49,520	1,060,718
Maxim Integrated Products, Inc.	198,230	6,620,882
McDonald’s Corp.	20,660	2,035,630
The McGraw Hill Financial, Inc.	101,800	8,805,700
Medivation, Inc. (a)	31,180	1,325,150
PayPal Holdings, Inc. (a)	148,080	4,596,403
St. Jude Medical, Inc.	37,710	2,379,124
SunEdison, Inc. (a) (b)	331,710	2,381,678
Theravance, Inc. (b)	18,690	134,194
Tiffany & Co.	57,070	4,406,945
United Parcel Service, Inc. Class B	50,050	4,939,435
Vertex Pharmaceuticals, Inc. (a)	14,660	1,526,692
The Walt Disney Co.	67,950	6,944,490
Zimmer Biomet Holdings, Inc.	39,470	3,707,417

		163,318,515

TOTAL COMMON STOCK (Cost $250,565,575)		352,212,837

PREFERRED STOCK — 1.6%
Germany — 1.6%
Bayerische Motoren Werke AG 3.960%	82,807	5,685,697
Zee Entertainment Enterprises Ltd. 6.000%	11,204,529	150,213

		5,835,910

TOTAL PREFERRED STOCK (Cost $3,393,660)		5,835,910

TOTAL EQUITIES (Cost $253,959,235)		358,048,747

MUTUAL FUNDS — 3.8%
United States — 3.8%
Oppenheimer Institutional Money Market Fund Class E (c)	5,023,047	5,023,047

	Number of Shares	Value
State Street Navigator Securities Lending Prime Portfolio (d)	8,649,255	$8,649,255

		13,672,302

TOTAL MUTUAL FUNDS (Cost $13,672,302)		13,672,302

TOTAL LONG-TERM INVESTMENTS (Cost $267,631,537)		371,721,049

TOTAL INVESTMENTS — 102.4% (Cost $267,631,537) (e)		371,721,049

Other Assets/(Liabilities) — (2.4)%		(8,700,994)

NET ASSETS — 100.0%		$363,020,055

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $8,316,557 or 2.29% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.6%
Australia — 2.0%
CIMIC Group Ltd. (a)	164,642	$2,722,671
CSL Ltd.	87,600	5,519,759
Sonic Healthcare Ltd.	152,367	1,956,076

		10,198,506

Brazil — 0.5%
Empresa Brasileira de Aeronautica SA	390,019	2,508,635

Canada — 4.1%
Dollarama, Inc.	156,423	10,564,560
Hudson’s Bay Co.	320,786	5,427,761
Saputo, Inc.	226,937	4,982,581

		20,974,902

Denmark — 3.8%
Coloplast A/S Class B	62,431	4,429,138
Novo Nordisk A/S	156,938	8,447,075
Novozymes A/S	70,538	3,080,398
William Demant Holding (b)	42,814	3,564,463

		19,521,074

Finland — 1.0%
Nokia Oyj	754,378	5,168,267

France — 11.4%
Cie Generale d’Optique Essilor International SA	35,870	4,381,438
Danone SA	58,977	3,729,940
Dassault Systemes SA	78,857	5,822,223
Edenred	191,984	3,140,316
Hermes International	13,696	4,986,353
Iliad SA	21,650	4,383,234
Legrand SA	92,420	4,913,600
LVMH Moet Hennessy Louis Vuitton SE	27,830	4,748,968
Pernod-Ricard SA	34,785	3,512,443
Schneider Electric SE	69,250	3,883,465
SEB SA	60,367	5,568,606
Technip SA	40,710	1,923,396
Valeo SA	54,578	7,390,987

		58,384,969

Germany — 8.0%
Bayerische Motoren Werke AG	43,015	3,806,075
Brenntag AG	90,893	4,891,478
Continental AG	41,508	8,817,112
Infineon Technologies AG	671,065	7,541,490
ProSiebenSat.1 Media SE	127,124	6,225,237
SAP SE	76,174	4,928,182
United Internet AG	95,024	4,806,968

		41,016,542

	Number of Shares	Value
Hong Kong — 0.8%
Lenovo Group Ltd.	4,798,000	$4,073,978

India — 1.6%
Hero Honda Motors Ltd.	129,060	4,717,579
ICICI Bank Ltd. Sponsored ADR (India)	416,285	3,488,468

		8,206,047

Ireland — 1.9%
Experian PLC	310,942	4,990,333
James Hardie Industries NV	381,600	4,605,682

		9,596,015

Italy — 0.6%
DiaSorin SpA	5,737	251,050
Prada SpA	358,600	1,376,100
Yoox SpA (b)	48,287	1,457,165

		3,084,315

Japan — 5.8%
Hoya Corp.	156,000	5,126,109
Keyence Corp.	10,809	4,839,596
Nidec Corp.	97,600	6,724,310
Nippon Telegraph & Telephone Corp.	226,700	7,961,640
Yahoo! Japan Corp. (a)	1,214,400	4,636,526

		29,288,181

Luxembourg — 0.9%
SES SA	149,410	4,714,645

Mexico — 0.8%
Grupo Televisa SAB Sponsored ADR (Mexico)	153,560	3,995,631

Netherlands — 7.7%
Aalberts Industries NV	229,726	6,811,751
Airbus Group SE	116,150	6,898,845
ASML Holding NV	53,226	4,666,464
Boskalis Westminster	89,618	3,923,165
Gemalto NV	43,268	2,804,647
Gemalto NV	34,590	2,245,060
Heineken NV	90,038	7,287,561
Koninklijke Vopak NV	112,950	4,515,902

		39,153,395

Panama — 1.5%
Carnival Corp.	157,430	7,824,271

South Africa — 0.8%
The SPAR Group Ltd.	297,335	3,974,172

Spain — 4.5%
Amadeus IT Holding SA Class A	168,684	7,212,800
Grifols SA (a)	129,773	5,367,907
Industria de Diseno Textil SA	172,090	5,764,950

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Prosegur Cia de Seguridad SA	928,093	$4,470,354

		22,816,011

Sweden — 2.6%
Atlas Copco AB	223,448	5,386,884
Swedish Match AB	97,915	2,964,223
Telefonaktiebolaget LM Ericsson Class B	512,373	5,047,143

		13,398,250

Switzerland — 12.1%
ABB Ltd.	122,928	2,177,001
Aryzta AG (a)	117,345	4,979,964
Barry Callebaut AG (a)	3,959	4,313,114
Cie Financiere Richemont SA	63,383	4,938,023
Galenica AG (a)	4,355	5,557,220
Roche Holding AG	27,642	7,307,273
SGS SA	1,888	3,300,932
Sika AG	1,370	4,238,649
Sonova Holding AG	38,613	4,979,378
Swatch Group AG	10,410	3,866,100
Syngenta AG	18,950	6,086,426
Temenos Group AG	128,923	5,298,463
UBS Group AG	245,491	4,549,223

		61,591,766

Thailand — 1.2%
CP ALL PCL	4,555,700	5,993,516

United Kingdom — 25.0%
Aggreko PLC	198,418	2,861,843
ARM Holdings PLC	237,500	3,422,664
Aveva Group PLC	79,727	2,461,370
BT Group PLC	1,040,310	6,619,813
Bunzl PLC	266,859	7,163,004
Burberry Group PLC	287,662	5,970,087
Diageo PLC	106,452	2,864,674
Dignity PLC	125,707	4,530,406
Domino’s Pizza UK & IRL PLC	434,320	5,847,879
Essentra PLC	514,516	6,132,282
ICAP PLC	969,903	6,723,928
Inmarsat PLC	288,300	4,291,285
Intertek Group PLC	150,200	5,536,665
Prudential PLC	236,013	4,989,446
Reckitt Benckiser Group PLC	70,273	6,378,757
Rolls-Royce Holdings PLC	503,410	5,169,216
Royal Mail PLC	823,995	5,729,306
Sky PLC	358,828	5,678,138
Spectris PLC	114,319	2,931,741
Telecity Group PLC	7,700	126,865
Travis Perkins PLC	140,360	4,184,400
Tullett Prebon PLC	321,269	1,820,944
Unilever PLC	124,019	5,051,980
Vodafone Group PLC	2,238,267	7,077,486
The Weir Group PLC	100,496	1,782,490

	Number of Shares	Value
William Hill PLC	1,170,696	$6,223,382
Wolseley PLC	104,671	6,123,176

		127,693,227

TOTAL COMMON STOCK (Cost $493,156,670)		503,176,315

PREFERRED STOCK — 0.0%
Germany — 0.0%
Zee Entertainment Enterprises Ltd. 6.000%	6,533,478	87,591

TOTAL PREFERRED STOCK (Cost $19,494)		87,591

TOTAL EQUITIES (Cost $493,176,164)		503,263,906

MUTUAL FUNDS — 5.2%
United States — 5.2%
Oppenheimer Institutional Money Market Fund Class E (c)	5,956,422	5,956,422
State Street Navigator Securities Lending Prime Portfolio (d)	20,761,067	20,761,067

		26,717,489

TOTAL MUTUAL FUNDS (Cost $26,717,489)		26,717,489

WARRANTS — 0.0%
United States — 0.0%
Mei Pharma, Inc., Expires 5/10/17, Strike 7.14 (b) (e)	301,298	-

TOTAL WARRANTS (Cost $0)		-

TOTAL LONG-TERM INVESTMENTS (Cost $519,893,653)		529,981,395

TOTAL INVESTMENTS — 103.8% (Cost $519,893,653) (f)		529,981,395

Other Assets/(Liabilities) — (3.8)%		(19,363,695)

NET ASSETS — 100.0%		$510,617,700

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $19,737,656 or 3.87% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2015, these securities amounted to a value of $0 or 0.00% of net assets.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments

September 30, 2015

	Number of Shares	Value
EQUITIES — 94.5%

COMMON STOCK — 92.0%
Bermuda — 1.0%
Jardine Strategic Holdings Ltd.	56,014	$1,504,237

Brazil — 4.5%
B2W Cia Digital (a)	53,184	199,348
BM&F BOVESPA SA	534,000	1,492,425
Cyrela Brazil Realty SA	138,000	287,870
Diagnosticos da America SA	103,200	234,279
Embraer SA Sponsored ADR (Brazil)	65,680	1,680,095
Estacio Participacoes SA	218,600	777,465
Kroton Educacional SA	555,641	1,080,588
Natura Cosmeticos SA	8,800	43,284
Sul America SA	131,900	593,874

		6,389,228

Canada — 0.2%
First Quantum Minerals Ltd. (b)	64,472	236,244

Cayman Islands — 17.5%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	59,900	3,532,303
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	21,860	3,003,783
China Lodging Group Ltd. Sponsored ADR (Cayman Islands) (a)	7,675	186,733
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	37,980	2,399,576
Homeinns Hotel Group ADR (Cayman Islands) (a)	32,290	928,015
JD.com, Inc. ADR (Cayman Islands) (a)	115,686	3,014,777
Melco Crown Entertainment Ltd. ADR (Cayman Islands) (b)	103,260	1,420,858
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands)	71,670	1,448,451
Qunar Cayman Islands Ltd. (a)	19,600	589,372
SOHO China Ltd.	876,000	341,284
Tencent Holdings Ltd.	296,893	5,001,029
Tingyi Cayman Islands Holding Corp.	958,000	1,538,584
Want Want China Holdings Ltd.	1,357,000	1,115,057
WuXi PharmaTech Cayman, Inc. Sponsored ADR (Cayman Islands) (a)	11,187	483,390

		25,003,212

China — 4.5%
China Life Insurance Co. Ltd.	371,000	1,295,010
China Oilfield Services Ltd.	346,000	348,897
China Pacific Insurance Group Co. Ltd. Class H	349,600	1,294,763

	Number of Shares	Value
The People’s Insurance Co. Group Ltd. Class H	748,000	$367,499
PICC Property & Casualty Co. Ltd. Class H	432,000	849,340
Sinopharm Group Co. Ltd. Class H	537,600	1,894,496
Tsingtao Brewery Co. Ltd. Class H	100,000	441,048

		6,491,053

Colombia — 2.3%
Almacenes Exito SA	75,333	323,503
Almacenes Exito SA (c)	50,600	218,982
Bancolombia SA Sponsored ADR (Colombia) (b)	16,400	528,080
Grupo Aval Acciones y Valores (b)	165,500	1,267,730
Grupo de Inversiones Suramericana SA	85,033	988,075

		3,326,370

Egypt — 0.6%
Commercial International Bank	137,139	922,136

France — 2.3%
Casino Guichard-Perrachon SA	2,240	119,291
Kering	8,093	1,324,636
LVMH Moet Hennessy Louis Vuitton SE	10,628	1,813,583

		3,257,510

Hong Kong — 4.8%
AIA Group Ltd.	452,000	2,353,358
Galaxy Entertainment Group Ltd.	240,000	616,348
Hang Lung Properties Ltd.	755,000	1,699,006
Hang Lung Properties Ltd.	189,000	643,034
Hong Kong Exchanges and Clearing Ltd.	68,652	1,578,774

		6,890,520

India — 17.1%
Ambuja Cements Ltd.	120,149	377,508
Apollo Hospitals Enterprise Ltd.	58,099	1,277,096
Asian Paints Ltd.	21,637	277,982
Cipla Ltd/India	66,507	646,771
Dr Reddy’s Laboratories Ltd.	34,876	2,211,663
Glenmark Pharmaceuticals Ltd.	30,822	495,647
Housing Development Finance Corp.	324,378	6,005,930
ICICI Bank Ltd. Sponsored ADR (India)	221,740	1,858,181
Infosys Technologies Ltd.	246,840	4,380,995
Kotak Mahindra Bank Ltd.	45,893	454,149
Lupin Ltd.	15,529	482,140
Sun Pharmaceutical Industries Ltd.	72,610	966,057
Tata Consultancy Services Ltd.	52,768	2,080,453
Ultratech Cement Ltd.	18,659	763,356
Zee Entertainment Enterprises Ltd.	370,494	2,216,538

		24,494,466

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Indonesia — 1.9%
Astra International Tbk PT	4,558,500	$1,632,617
Indocement Tunggal Prakarsa Tbk PT	494,000	557,978
Semen Indonesia Persero Tbk PT	768,500	477,036
Sumber Alfaria Trijaya Tbk PT	6,100	238

		2,667,869

Italy — 1.6%
Prada SpA	607,100	2,329,699

Luxembourg — 0.4%
Tenaris SA Sponsored ADR (Luxembourg) (b)	25,560	616,252

Malaysia — 1.6%
Genting Bhd	1,057,400	1,751,049
Genting Malaysia	569,700	538,488

		2,289,537

Mexico — 6.8%
America Movil SAB de CV Series L ADR (Mexico) (b)	67,470	1,116,629
Fomento Economico Mexicano SAB de CV	190,704	1,705,009
Grupo Aeroportuario del Sureste SAB de CV	41,007	625,770
Grupo Financiero Banorte SAB de CV Class O	482,593	2,367,160
Grupo Financiero Inbursa SAB de CV	700,042	1,446,472
Grupo Televisa SAB Sponsored ADR (Mexico)	66,160	1,721,483
Wal-Mart de Mexico SAB de CV	291,888	720,185

		9,702,708

Netherlands — 0.1%
Yandex NV (a)	20,550	220,502

Nigeria — 1.2%
Guaranty Trust Bank PLC	3,910,518	471,028
Nigerian Breweries PLC	1,094,461	801,883
Zenith Bank PLC	6,144,589	518,618

		1,791,529

Philippines — 2.9%
Jollibee Foods Corp.	222,600	919,134
SM Investments Corp.	88,960	1,697,677
SM Prime Holdings, Inc.	3,520,600	1,559,606

		4,176,417

Republic of Korea — 1.1%
NAVER Corp.	3,626	1,574,940

Russia — 6.5%
Alrosa AO (a)	1,014,545	893,037
Magnit PJSC (a)	27,348	4,888,966
NovaTek OAO (d)	38,232	3,546,079

		9,328,082

	Number of Shares	Value
Singapore — 0.6%
Genting Singapore PLC (b)	67,000	$34,160
Global Logistic Properties Ltd. (b)	529,000	760,900

		795,060

South Africa — 1.0%
MTN Group Ltd.	110,960	1,428,518

Switzerland — 0.5%
Cie Financiere Richemont SA	9,454	736,539

Taiwan — 2.3%
MediaTek, Inc.	45,000	335,817
Taiwan Semiconductor Manufacturing Co. Ltd.	726,000	2,897,107

		3,232,924

Thailand — 0.9%
Airports of Thailand PCL	47,800	370,073
CP ALL PCL	682,200	897,508

		1,267,581

Turkey — 2.0%
Anadolu Efes Biracilik Ve Malt Sanayii AS	107,860	761,772
BIM Birlesik Magazalar AS	45,638	809,560
Haci Omer Sabanci Holding AS	419,032	1,229,691

		2,801,023

United Arab Emirates — 1.5%
DP World Ltd.	102,601	2,184,870

United Kingdom — 2.7%
Glencore PLC	355,115	494,853
Old Mutual PLC (b)	676,518	1,937,805
SABMiller PLC	24,396	1,382,434

		3,815,092

United States — 1.6%
Las Vegas Sands Corp.	30,940	1,174,792
MercadoLibre, Inc. (b)	11,680	1,063,581

		2,238,373

TOTAL COMMON STOCK (Cost $156,311,878)		131,712,491

PREFERRED STOCK — 2.5%
Brazil — 2.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar Class A 2.220%	83,500	1,059,625
Lojas Americanas SA 0.640%	473,100	1,933,212

		2,992,837

Colombia — 0.3%
Banco Davivienda SA 3.230%	62,000	481,494

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Germany — 0.1%
Zee Entertainment Enterprises Ltd. 6.000%	6,129,060	$82,169

TOTAL PREFERRED STOCK (Cost $5,946,485)		3,556,500

TOTAL EQUITIES (Cost $162,258,363)		135,268,991

MUTUAL FUNDS — 4.5%
United States — 4.5%
State Street Navigator Securities Lending Prime Portfolio (e)	6,439,456	6,439,456

TOTAL MUTUAL FUNDS (Cost $6,439,456)		6,439,456

WARRANTS — 0.0%
Malaysia — 0.0%
Genting BHD, Expires 12/18/18, Strike Price 7.96 (a)	121,100	23,555

TOTAL WARRANTS (Cost $57,060)		23,555

TOTAL LONG-TERM INVESTMENTS (Cost $168,754,879)		141,732,002

	Principal Amount
SHORT-TERM INVESTMENTS — 6.0%
Repurchase Agreement — 6.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, 10/01/15 (f)	$8,558,302	8,558,302

TOTAL SHORT-TERM INVESTMENTS (Cost $8,558,302)		8,558,302

TOTAL INVESTMENTS — 105.0% (Cost $177,313,181) (g)		150,290,304

Other Assets/(Liabilities) — (5.0)%		(7,146,312)

NET ASSETS — 100.0%		$143,143,992

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2015, was $6,170,451 or 4.31% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $218,982 or 0.15% of net assets.
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2015, these securities amounted to a value of $3,546,079 or 2.48% of net assets.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $8,558,304. Collateralized by U.S. Government Agency obligations with a rate of 1.750%, maturity date of 9/30/22, and an aggregate market value, including accrued interest, of $8,732,131.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Premier Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2015

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$-	$512,370,327
Short-term investments, at value (Note 2) (b)	407,184,178	18,715,936

Total investments	407,184,178	531,086,263

Cash	-	-
Foreign currency, at value (c)	-	-
Receivables from:
Investments sold	-	1,622,716
Investments sold on a when-issued basis (Note 2)	-	-
Collateral pledged for reverse repurchase agreements (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	114,336	-
Fund shares sold	35,355	37,387
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	17,066	2,939,182
Prepaid expenses	8,907	36,391

Total assets	407,359,842	535,721,939

Liabilities:
Payables for:
Investments purchased	-	6,206,269
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	7,052,520	4,249,303
Investments purchased on a when-issued basis (Note 2)	-	5,319,331
Open swap agreements, at value (Note 2)	-	39,516
Trustees’ fees and expenses (Note 3)	100,331	89,509
Variation margin on open derivative instruments (Note 2)	-	69,532
Collateral held for open swap agreements (Note 2)	-	-
Collateral held for when-issued securities (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	119,175	153,475
Administration fees	39,207	46,596
Service fees	-	51,822
Shareholder service fees	-	17,279
Distribution fees	-	715
Due to custodian	-	12
Accrued expense and other liabilities	31,232	34,233

Total liabilities	7,342,465	16,277,592

Net assets	$400,017,377	$519,444,347

Net assets consist of:
Paid-in capital	$400,918,144	$518,305,109
Undistributed (accumulated) net investment income (loss)	-	9,836,894
Distributions in excess of net investment income	(85,599)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(815,168)	(6,511,880)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	-	(2,185,776)

Net assets	$400,017,377	$519,444,347

(a) Cost of investments:	$-	$514,758,342
(b) Cost of short-term investments:	$407,184,178	$18,715,936
(c) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$485,645,273	$1,569,400,492	$170,598,613	$238,836,966
102,821,249	337,641,663	40,757,495	26,788,525

588,466,522	1,907,042,155	211,356,108	265,625,491

-	319,370	-	-
-	-	3,659	-

3,363,754	572,401	1,534,766	-
-	24,157,680	2,070,656	-
2,941,412	-	-	-
-	-	27,065	-
1	-	7,155	6,732
128,728	428,511	60,446	295,330
24,980	-	-	-
866,472	10,462,887	1,303,737	5,330,526
33,571	41,235	32,637	37,271

595,825,440	1,943,024,239	216,396,229	271,295,350

-	4,914,054	221,465	-
264,592,150	-	-	-
143,083	-	-	-
-	-	25,412	-
447,236	11,740,634	67,769	483,570
3,949,872	364,688,015	38,110,064	769,000
45,838	108,009	11,855	-
48,760	271,345	30,593	33,910
-	258,727	30,955	-
-	-	560,000	-
-	1,746,000	104,000	-

102,403	488,648	57,538	106,975
24,888	103,580	25,307	23,926
15,696	112,536	25,082	21,474
7,393	36,471	9,809	9,269
244	392	244	1,703
13	-	1,178	-
32,948	40,756	29,506	31,868

269,410,524	384,509,167	39,310,777	1,481,695

$326,414,916	$1,558,515,072	$177,085,452	$269,813,655

$336,231,800	$1,521,927,589	$175,496,651	$279,820,053
3,667,508	29,872,748	2,826,250	12,658,491
-	-	-	-
(9,115,306)	8,669,754	404,689	(7,625,186)
(4,369,086)	(1,955,019)	(1,642,138)	(15,039,703)

$326,414,916	$1,558,515,072	$177,085,452	$269,813,655

$489,921,660	$1,571,424,602	$172,241,674	$253,876,669
$102,821,249	$337,641,663	$40,757,495	$26,788,525
$-	$-	$3,775	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2015

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Class I shares:
Net assets	$-	$154,218,802

Shares outstanding (a)	-	14,739,364

Net asset value, offering price and redemption price per share	$-	$10.46

Class R5 shares:
Net assets	$400,017,377	$159,429,310

Shares outstanding (a)	400,268,734	15,203,767

Net asset value, offering price and redemption price per share	$1.00	$10.49

Service Class shares:
Net assets	$-	$86,058,203

Shares outstanding (a)	-	8,261,943

Net asset value, offering price and redemption price per share	$-	$10.42

Administrative Class shares:
Net assets	$-	$36,789,075

Shares outstanding (a)	-	3,546,614

Net asset value, offering price and redemption price per share	$-	$10.37

Class A shares:
Net assets	$-	$75,507,098

Shares outstanding (a)	-	7,327,253

Net asset value and redemption price per share	$-	$10.30

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$-	$10.67

Class R4 shares:
Net assets	$-	$5,880,678

Shares outstanding (a)	-	562,538

Net asset value, offering price and redemption price per share	$-	$10.45

Class R3 shares:
Net assets	$-	$1,561,181

Shares outstanding (a)	-	149,822

Net asset value, offering price and redemption price per share	$-	$10.42

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$153,420,687	$677,427,417	$15,756,413	$106,575,294

15,048,964	60,101,182	1,468,437	11,866,549

$10.19	$11.27	$10.73	$8.98

$60,285,072	$489,222,242	$65,209,389	$41,615,886

5,913,821	43,311,378	6,532,648	4,615,958

$10.19	$11.30	$9.98	$9.02

$77,147,111	$130,923,492	$20,226,455	$62,734,422

7,594,298	11,659,538	2,004,044	6,961,892

$10.16	$11.23	$10.09	$9.01

$11,859,345	$84,708,815	$35,580,507	$24,221,372

1,156,072	7,592,462	3,533,967	2,723,163

$10.26	$11.16	$10.07	$8.89

$22,320,439	$166,648,806	$36,941,422	$28,571,716

2,231,408	15,089,950	3,681,239	3,223,500

$10.00	$11.04	$10.04	$8.86

$10.50	$11.59	$10.54	$9.40

$996,413	$8,959,585	$2,959,407	$2,672,358

99,637	812,027	295,657	302,196

$10.00	$11.03	$10.01	$8.84

$385,849	$624,715	$411,859	$3,422,607

38,561	55,515	41,237	379,876

$10.01	$11.25	$9.99	$9.01

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2015

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Assets:
Investments, at value (Note 2) (a)	$114,275,326	$65,208,819
Short-term investments, at value (Note 2) (b)	14,591,662	703,966

Total investments (c)	128,866,988	65,912,785

Receivables from:
Investments sold	5,546,312	125,657
Investments sold on a when-issued basis (Note 2)	1,221,246	-
Investment adviser (Note 3)	13,237	12,646
Fund shares sold	13,216	170
Interest and dividends	390,374	77,500
Foreign taxes withheld	-	3,128
Prepaid expenses	31,102	35,544

Total assets	136,082,475	66,167,430

Liabilities:
Payables for:
Investments purchased	5,638,178	-
Fund shares repurchased	5,074	10,839
Investments purchased on a when-issued basis (Note 2)	9,370,998	-
Securities on loan (Note 2)	-	562,475
Open swap agreements, at value (Note 2)	3,688	-
Trustees’ fees and expenses (Note 3)	31,310	54,788
Variation margin on open derivative instruments (Note 2)	59,185	-
Affiliates (Note 3):
Investment advisory fees	47,643	27,487
Administration fees	20,354	10,802
Service fees	22,449	4,626
Shareholder service fees	5,521	2,344
Distribution fees	683	64
Due to custodian	1,145,913	-
Accrued expense and other liabilities	29,249	29,729

Total liabilities	16,380,245	703,154

Net assets	$119,702,230	$65,464,276

Net assets consist of:
Paid-in capital	$113,081,571	$97,343,400
Undistributed (accumulated) net investment income (loss)	1,831,968	688,111
Accumulated net realized gain (loss) on investments and foreign currency transactions	8,782,926	(32,790,553)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(3,994,235)	223,318

Net assets	$119,702,230	$65,464,276

(a) Cost of investments:	$118,269,827	$64,985,501
(b) Cost of short-term investments:	$14,591,662	$703,966
(c) Securities on loan with market value of:	$-	$548,667

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$292,707,792	$118,713,644	$437,775,049	$160,608,900
1,332,362	3,464,102	1,188,589	1,943,943

294,040,154	122,177,746	438,963,638	162,552,843

16,527,257	1,416,219	33,405,443	196,946
-	-	-	-
-	-	-	-
99,806	30,294	116,316	20,906
496,974	203,648	341,831	389,467
-	641	-	-
35,133	31,646	29,979	34,057

311,199,324	123,860,194	472,857,207	163,194,219

15,837,623	841,143	31,265,743	702,375
693,739	19,298	1,464,002	472,290
-	-	-	-
-	1,975,894	-	9,675,176
-	-	-	-
49,268	28,894	47,537	41,795
-	-	-	-

110,391	55,221	164,672	78,454
19,207	16,152	34,403	21,508
7,627	8,670	30,211	46,990
4,762	5,810	12,837	11,190
124	93	1,211	671
-	-	-	-
34,686	30,610	35,638	31,240

16,757,427	2,981,785	33,056,254	11,081,689

$294,441,897	$120,878,409	$439,800,953	$152,112,530

$300,643,823	$79,170,791	$407,180,254	$133,135,899
4,396,342	1,225,944	3,694,487	684,412
3,241,544	39,913,671	32,389,538	15,148,848
(13,839,812)	568,003	(3,463,326)	3,143,371

$294,441,897	$120,878,409	$439,800,953	$152,112,530

$306,547,604	$118,145,126	$441,238,375	$157,465,531
$1,332,362	$3,464,102	$1,188,589	$1,943,943
$-	$1,931,789	$-	$9,433,771

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2015

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Class I shares:
Net assets	$376,345	$101,306

Shares outstanding (a)	32,793	5,088

Net asset value, offering price and redemption price per share	$11.48	$19.91

Class R5 shares:
Net assets	$62,971,498	$46,467,455

Shares outstanding (a)	5,486,059	2,335,243

Net asset value, offering price and redemption price per share	$11.48	$19.90

Service Class shares:
Net assets	$12,544,661	$109,305

Shares outstanding (a)	1,050,381	5,474

Net asset value, offering price and redemption price per share	$11.94	$19.97

Administrative Class shares:
Net assets	$8,690,773	$11,984,343

Shares outstanding (a)	755,230	601,076

Net asset value, offering price and redemption price per share	$11.51	$19.94

Class A shares:
Net assets	$31,375,234	$6,605,191

Shares outstanding (a)	2,795,784	331,827

Net asset value and redemption price per share	$11.22	$19.91

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$11.90	$21.12

Class R4 shares:
Net assets	$2,009,831	$100,713

Shares outstanding (a)	179,422	5,063

Net asset value, offering price and redemption price per share	$11.20	$19.89

Class R3 shares:
Net assets	$1,733,888	$95,963

Shares outstanding (a)	155,032	4,848

Net asset value, offering price and redemption price per share	$11.18	$19.79

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amount.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$163,639,683	$37,244	$184,981,381	$100

11,093,444	2,709	16,262,822	7

$14.75	$13.75	$11.37	$13.84	*

$46,754,043	$69,529,472	$85,629,500	$58,839,714

3,168,573	5,063,466	7,526,320	4,256,413

$14.76	$13.73	$11.38	$13.82

$65,799,287	$6,517,247	$87,881,780	$6,926,790

4,489,692	468,542	7,711,979	501,591

$14.66	$13.91	$11.40	$13.81

$7,459,751	$31,643,612	$33,633,652	$18,171,232

501,278	2,308,567	2,929,293	1,324,307

$14.88	$13.71	$11.48	$13.72

$8,080,645	$12,906,017	$38,034,504	$66,358,961

556,290	950,174	3,385,944	4,918,703

$14.53	$13.58	$11.23	$13.49

$15.42	$14.41	$11.92	$14.31

$2,523,832	$105,190	$6,003,377	$570,779

173,925	7,750	534,510	42,338

$14.51	$13.57	$11.23	$13.48

$184,656	$139,627	$3,636,759	$1,244,954

12,634	10,224	324,448	92,521

$14.62	$13.66	$11.21	$13.46

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2015

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$366,698,002	$524,024,973	$141,732,002
Investments, at value — affiliated issuers (Note 7) (b)	5,023,047	5,956,422	-
Short-term investments, at value (Note 2) (c)	-	-	8,558,302

Total investments (d)	371,721,049	529,981,395	150,290,304

Foreign currency, at value (e)	-	35	62,744
Receivables from:
Investments sold	303,398	252,155	173,377
Investment adviser (Note 3)	-	-	37,066
Fund shares sold	49,902	2,156,679	68,417
Interest and dividends	342,825	540,483	157,322
Foreign tax	-	-	53,483
Foreign taxes withheld	194,007	564,114	19,235
Prepaid expenses	32,008	32,704	36,098

Total assets	372,643,189	533,527,565	150,898,046

Liabilities:
Payables for:
Investments purchased	-	1,108,401	154,491
Fund shares repurchased	408,734	254,648	248,405
Securities on loan (Note 2)	8,649,255	20,761,067	6,439,456
Trustees’ fees and expenses (Note 3)	63,399	113,494	19,720
Affiliates (Note 3):
Investment advisory fees	232,671	358,454	117,541
Administration fees	45,060	38,334	6,405
Service fees	29,668	32,365	323
Shareholder service fees	21,962	9,245	359
Distribution fees	1,513	252	119
Due to custodian	-	-	163,861
Accrued expense and other liabilities	170,872	233,605	603,374

Total liabilities	9,623,134	22,909,865	7,754,054

Net assets	$363,020,055	$510,617,700	$143,143,992

Net assets consist of:
Paid-in capital	$233,671,635	$483,329,658	$186,922,884
Undistributed (accumulated) net investment income (loss)	1,346,379	5,077,285	31,050
Accumulated net realized gain (loss) on investments and foreign currency transactions	24,021,615	12,303,879	(16,219,345)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	103,980,426	9,906,878	(27,590,597)

Net assets	$363,020,055	$510,617,700	$143,143,992

(a) Cost of Investments — unaffiliated issuers:	$262,608,490	$513,937,231	$168,754,879
(b) Cost of Investments — affiliated issuers:	$5,023,047	$5,956,422	$-
(c) Cost of short-term investments:	$-	$-	$8,558,302
(d) Securities on loan with market value of:	$8,316,557	$19,737,656	$6,170,451
(e) Cost of foreign currency:	$-	$35	$62,668

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2015

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund
Class I shares:
Net assets	$1,044,400	$169,842,400	$127,823,330

Shares outstanding (a)	74,942	14,707,996	13,907,853

Net asset value, offering price and redemption price per share	$13.94	$11.55	$9.19

Class R5 shares:
Net assets	$166,316,309	$251,687,229	$7,388,679

Shares outstanding (a)	11,940,785	21,807,113	794,514

Net asset value, offering price and redemption price per share	$13.93	$11.54	$9.30

Service Class shares:
Net assets	$30,582,108	$21,741,173	$7,014,720

Shares outstanding (a)	2,211,627	1,889,041	764,574

Net asset value, offering price and redemption price per share	$13.83	$11.51	$9.17

Administrative Class shares:
Net assets	$120,753,171	$19,307,131	$430,927

Shares outstanding (a)	8,683,275	1,686,429	46,683

Net asset value, offering price and redemption price per share	$13.91	$11.45	$9.23

Class A shares:
Net assets	$40,690,147	$47,166,247	$190,488

Shares outstanding (a)	2,955,983	4,239,672	20,869

Net asset value and redemption price per share	$13.77	$11.12	$9.13

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$14.61	$11.80	$9.69

Class R4 shares:
Net assets	$729,173	$349,386	$111,820

Shares outstanding (a)	53,068	31,438	12,234

Net asset value, offering price and redemption price per share	$13.74	$11.11	$9.14

Class R3 shares:
Net assets	$2,904,747	$524,134	$184,028

Shares outstanding (a)	210,661	47,241	20,170

Net asset value, offering price and redemption price per share	$13.79	$11.09	$9.12

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2015

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Investment income (Note 2):
Dividends	$-	$84,800
Interest	604,355	12,913,605

Total investment income	604,355	12,998,405

Expenses (Note 3):
Investment advisory fees	1,502,092	1,995,999
Custody fees	42,178	65,194
Interest expense	-	-
Audit fees	31,175	36,699
Legal fees	9,550	4,191
Accounting & Administration fees	65,515	92,937
Proxy fees	1,033	1,033
Shareholder reporting fees	17,468	30,550
Trustees’ fees	24,140	35,774
Registration and filing fees	17,227	65,964
Transfer agent fees	3,000	3,000

	1,713,378	2,331,341
Administration fees:
Class R5	429,169	167,765
Service Class	-	122,986
Administrative Class	-	59,784
Class A	-	116,163
Class R4	-	3,123
Class R3	-	1,237
Distribution fees:
Class R3	-	1,546
Service fees:
Class A	-	193,606
Class R4	-	3,905
Class R3	-	1,546
Shareholder service fees:
Service Class	-	40,995
Administrative Class	-	59,784
Class A	-	116,163

Total expenses	2,142,547	3,219,944
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	-
Class R5 fees reimbursed by adviser	(1,538,194)	-
Service Class fees reimbursed by adviser	-	-
Administrative Class fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	-	-
Class R4 fees reimbursed by adviser	-	-
Class R3 fees reimbursed by adviser	-	-

Net expenses	604,353	3,219,944

Net investment income (loss)	2	9,778,461

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$-	$406,888	$40,345	$-
4,294,511	47,497,084	5,032,488	18,442,055

4,294,511	47,903,972	5,072,833	18,442,055

1,318,009	5,970,609	659,517	1,256,982
85,717	158,971	40,747	65,592
699,415	-	-	-
36,709	38,570	37,371	35,510
2,561	11,591	1,272	1,877
70,191	174,753	93,273	58,434
1,033	1,033	1,033	1,033
20,524	69,390	13,073	18,768
21,535	97,902	10,402	16,230
69,003	74,058	67,258	68,304
3,000	3,000	3,000	3,000

2,327,697	6,599,877	926,946	1,525,730

60,393	516,333	70,398	39,789
117,847	194,972	26,442	95,172
17,217	119,516	45,991	36,203
38,212	263,201	57,919	46,545
764	9,573	1,638	1,608
1,265	1,564	364	2,790

1,581	1,954	455	3,487

63,687	438,669	96,531	77,576
955	11,966	2,048	2,010
1,581	1,954	455	3,487

39,282	64,991	8,814	31,724
17,217	119,516	45,991	36,203
38,212	263,201	57,919	46,545

2,725,910	8,607,287	1,341,911	1,948,869

-	-	(3,058)	(31,675)
-	-	(24,640)	(12,511)
-	-	(6,173)	(19,694)
-	-	(10,730)	(7,508)
-	-	(13,524)	(9,649)
-	-	(289)	(263)
-	-	(64)	(441)

2,725,910	8,607,287	1,283,433	1,867,128

1,568,601	39,296,685	3,789,400	16,574,927

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2015

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$9,187	$1,544,860
Futures contracts	-	4,684,031
Swap agreements	-	(1,380,479)
Foreign currency transactions	-	(17,205)

Net realized gain (loss)	9,187	4,831,207

Net change in unrealized appreciation (depreciation) on:
Investment transactions	-	(4,262,075)
Futures contracts	-	588,234
Swap agreements	-	151,937
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	-	(3,521,904)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	9,187	1,309,303

Net increase (decrease) in net assets resulting from operations	$9,189	$11,087,764

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$1,789,287	$15,625,928	$1,602,631	$(7,044,423)
(1,364,174)	9,198,221	408,704	-
(361,074)	(3,495,248)	(570,442)	-
(7,375)	(45,003)	(25,234)	-

56,664	21,283,898	1,415,659	(7,044,423)

(5,554,667)	(38,485,879)	(4,831,972)	(16,253,367)
(124,641)	559,063	35,233	-
1,674	363,576	58,382	-
-	-	(3,418)	-

(5,677,634)	(37,563,240)	(4,741,775)	(16,253,367)

(5,620,970)	(16,279,342)	(3,326,116)	(23,297,790)

$(4,052,369)	$23,017,343	$463,284	$(6,722,863)

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2015

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Investment income (Note 2):
Dividends (a)	$2,280,796	$1,681,741
Interest	1,624,248	57
Securities lending net income	-	10,721

Total investment income	3,905,044	1,692,519

Expenses (Note 3):
Investment advisory fees	782,251	406,892
Custody fees	47,993	16,647
Audit fees	37,368	35,050
Legal fees	1,229	558
Accounting & Administration fees	98,097	53,070
Proxy fees	1,033	1,033
Shareholder reporting fees	13,002	10,059
Trustees’ fees	10,346	4,915
Registration and filing fees	62,173	60,416
Transfer agent fees	3,000	3,000

	1,056,492	591,640
Administration fees:
Class R5	71,763	59,469
Service Class	20,006	194
Administrative Class	12,901	20,949
Class A	52,287	11,242
Class R4	945	215
Class R3	915	206
Distribution fees:
Class R3	1,143	257
Service fees:
Class A	87,145	18,736
Class R4	1,182	269
Class R3	1,143	257
Shareholder service fees:
Service Class	6,669	65
Administrative Class	12,901	20,949
Class A	52,287	11,242

Total expenses	1,377,779	735,690
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(15,897)	(142)
Class R5 fees reimbursed by adviser	(34,751)	(75,158)
Service Class fees reimbursed by adviser	(6,463)	(165)
Administrative Class fees reimbursed by adviser	(4,181)	(17,962)
Class A fees reimbursed by adviser	(16,891)	(9,668)
Class R4 fees reimbursed by adviser	(247)	(141)
Class R3 fees reimbursed by adviser	(247)	(133)

Net expenses	1,299,102	632,321

Net investment income (loss)	2,605,942	1,060,198

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$8,171,599	$3,225,599	$8,197,218	$2,676,374
258	380	349	329
-	10,947	-	315,258

8,171,857	3,236,926	8,197,567	2,991,961

1,555,091	1,046,269	2,108,999	1,075,214
32,997	28,065	41,508	25,942
36,196	33,619	36,313	34,529
2,525	1,442	3,591	1,354
55,732	47,164	64,277	46,750
1,033	1,033	1,033	1,033
45,438	14,922	49,915	13,626
21,601	12,080	29,959	11,577
64,212	59,384	67,235	64,873
3,000	3,000	3,000	3,000

1,817,825	1,246,978	2,405,830	1,277,898

63,297	91,338	115,352	77,648
105,898	10,384	136,100	11,461
12,278	50,647	48,004	29,539
15,242	20,899	59,500	112,441
3,166	220	3,923	300
398	286	1,501	1,011

498	357	1,876	1,264

25,404	34,831	99,167	187,401
3,957	275	4,904	375
498	357	1,876	1,264

35,299	3,461	45,367	3,820
12,278	50,647	48,004	29,539
15,242	20,899	59,500	112,441

2,111,280	1,531,579	3,030,904	1,846,402

-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-

2,111,280	1,531,579	3,030,904	1,846,402

6,060,577	1,705,347	5,166,663	1,145,559

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2015

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$10,330,584	$10,216,059
Futures contracts	171,967	-
Swap agreements	(124,470)	-
Foreign currency transactions	(1,655)	(838)

Net realized gain (loss)	10,376,426	10,215,221

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(14,046,097)	(12,525,891)
Futures contracts	18,055	-
Swap agreements	13,276	-
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	(14,014,766)	(12,525,891)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(3,638,340)	(2,310,670)

Net increase (decrease) in net assets resulting from operations	$(1,032,398)	$(1,250,472)

(a) Net of foreign withholding tax of:	$68	$24,450

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$25,680,515	$42,948,056	$38,051,105	$15,509,284
-	-	-	-
-	-	-	-
-	(10,780)	-	1,566

25,680,515	42,937,276	38,051,105	15,510,850

(45,119,771)	(39,142,523)	(36,320,687)	(11,140,130)
-	-	-	-
-	-	-	-
-	1,748	-	2

(45,119,771)	(39,140,775)	(36,320,687)	(11,140,128)

(19,439,256)	3,796,501	1,730,418	4,370,722

$(13,378,679)	$5,501,848	$6,897,081	$5,516,281

$1,597	$31,782	$1,255	$462

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2015

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund
Investment income (Note 2):
Dividends — unaffiliated issuers (a)	$7,642,145	$11,331,619	$2,889,232
Dividends — affiliated issuers (Note 7)	9,255	16,704	-
Interest	-	5,903	1,816
Securities lending net income	379,171	303,844	50,586

Total investment income	8,030,571	11,658,070	2,941,634

Expenses (Note 3):
Investment advisory fees	3,098,447	4,511,667	1,615,167
Custody fees	149,967	314,861	354,191
Audit fees	44,177	43,458	82,538
Legal fees	2,990	3,772	1,229
Accounting & Administration fees	65,956	73,255	57,669
Proxy fees	1,033	1,033	1,033
Shareholder reporting fees	42,346	52,912	19,523
Trustees’ fees	26,013	33,287	10,201
Registration and filing fees	59,793	63,432	71,419
Transfer agent fees	3,000	3,000	3,000

	3,493,722	5,100,677	2,215,970
Administration fees:
Class R5	206,328	307,411	8,623
Service Class	38,797	34,561	8,813
Administrative Class	201,969	30,099	687
Class A	67,473	80,292	547
Class R4	450	301	206
Class R3	3,598	386	282
Distribution fees:
Class R3	4,498	482	352
Service fees:
Class A	112,456	133,820	911
Class R4	563	376	258
Class R3	4,498	482	352
Shareholder service fees:
Service Class	12,932	11,520	2,937
Administrative Class	201,969	30,099	687
Class A	67,473	80,292	547

Total expenses	4,416,726	5,810,798	2,241,172
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	-	(469,828)
Class R5 fees reimbursed by adviser	-	-	(27,713)
Service Class fees reimbursed by adviser	-	-	(19,077)
Administrative Class fees reimbursed by adviser	-	-	(1,478)
Class A fees reimbursed by adviser	-	-	(1,156)
Class R4 fees reimbursed by adviser	-	-	(333)
Class R3 fees reimbursed by adviser	-	-	(458)

Net expenses	4,416,726	5,810,798	1,721,129

Net investment income (loss)	3,613,845	5,847,272	1,220,505

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2015

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$28,649,139	$19,300,832	$(11,194,451)
Foreign currency transactions	(163,430)	(245,078)	(153,656)

Net realized gain (loss)	28,485,709	19,055,754	(11,348,107)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(41,178,454)	(43,197,261)*	(30,828,278)
Translation of assets and liabilities in foreign currencies	(79,966)	124,577	(33,357)

Net change in unrealized appreciation (depreciation)	(41,258,420)	(43,072,684)	(30,861,635)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(12,772,711)	(24,016,930)	(42,209,742)

Net increase (decrease) in net assets resulting from operations	$(9,158,866)	$(18,169,658)	$(40,989,237)

(a) Net of foreign withholding tax of:	$649,056	$917,613	$269,319
*	Net decrease in accrued foreign capital gains tax of $25,014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Money Market Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2	$19,362
Net realized gain (loss) on investment transactions	9,187	8,896
Net change in unrealized appreciation (depreciation) on investments	-	-

Net increase (decrease) in net assets resulting from operations	9,189	28,258

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-
Class R5	(21,751)	(6,862)
Service Class	-	-
Class Y	-	(5,681	)*
Administrative Class	-	-
Class A	-	(6,836	)*
Class R4	-	-
Class R3	-	-

Total distributions from net investment income	(21,751)	(19,379)

From net realized gains:
Class I	-	-
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class I	-	-
Class R5	(74,490,267)	322,439,759
Service Class	-	-
Class Y	-	(102,826,076	)*
Administrative Class	-	-
Class A	-	(156,111,619	)*
Class R4	-	-
Class R3	-	-

Increase (decrease) in net assets from fund share transactions	(74,490,267)	63,502,064

Total increase (decrease) in net assets	(74,502,829)	63,510,943
Net assets
Beginning of year	474,520,206	411,009,263

End of year	$400,017,377	$474,520,206

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$(85,599)	$(66,658)

*	Class A shares and Class Y shares merged into Class S shares on March 7, 2014. Class S shares were renamed Class R5 shares on April 1, 2014.
**	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund		MassMutual Premier Inflation-Protected and Income Fund
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$9,778,461	$8,592,666	$1,568,601	$6,859,382
4,831,207	1,100,537	56,664	368,808
(3,521,904)	(1,813,424)	(5,677,634)	(2,993,755)

11,087,764	7,879,779	(4,052,369)	4,234,435

(5,420,085)	(4,754,279)	(4,160,845)	(2,766,412)
(3,732,581)	(3,840,528)	(1,358,727)	(1,075,069)
(1,578,728)	(1,671,755)	(1,728,889)	(1,591,866)
-	-	-	-
(909,686)	(938,310)	(229,733)	(184,617)
(1,377,822)	(1,253,164)	(517,740)	(470,479)
(2,011)	- **	(2,162)	- **
(10,081)	(2,817)	(28,215)	(23,611)

(13,030,994)	(12,460,853)	(8,026,311)	(6,112,054)

(31,639)	-	-	(3,901,385)
(23,140)	-	-	(1,627,748)
(10,181)	-	-	(2,504,490)
(6,113)	-	-	(304,554)
(10,578)	-	-	(899,454)
(14)	- **	-	- **
(85)	-	-	(48,644)

(81,750)	-	-	(9,286,275)

(37,900,272)	6,750,362	(995,545)	49,946,215
(19,307,586)	(16,270,565)	4,450,406	3,457,191
10,755,918	128,291	2,699,074	(2,114,354)
-	-	-	-
(6,050,203)	(5,561,742)	1,680,909	738,357
(1,471,102)	3,018,683	(2,841,746)	(1,622,017)
5,778,574	100,000 **	904,670	100,001 **
951,559	(635,670)	(1,161,906)	242,887

(47,243,112)	(12,470,641)	4,735,862	50,748,280

(49,268,092)	(17,051,715)	(7,342,818)	39,584,386

568,712,439	585,764,154	333,757,734	294,173,348

$519,444,347	$568,712,439	$326,414,916	$333,757,734

$9,836,894	$9,435,678	$3,667,508	$7,986,718

$-	$-	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Core Bond Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$39,296,685	$35,822,342
Net realized gain (loss) on investment transactions	21,283,898	18,706,033
Net change in unrealized appreciation (depreciation) on investments	(37,563,240)	13,572,459

Net increase (decrease) in net assets resulting from operations	23,017,343	68,100,834

Distributions to shareholders (Note 2):
From net investment income:
Class I	(16,526,951)	(17,274,485)
Class R5	(12,500,333)	(15,286,443)
Service Class	(3,035,623)	(4,531,247)
Administrative Class	(1,757,067)	(2,473,551)
Class A	(3,657,324)	(4,836,181)
Class R4**	(2,400)	-
Class R3	(24,295)	(27,271)

Total distributions from net investment income	(37,503,993)	(44,429,178)

From net realized gains:
Class I	(2,792,420)	-
Class R5	(2,220,261)	-
Service Class	(570,786)	-
Administrative Class	(334,199)	-
Class A	(784,888)	-
Class R4**	(461)	-
Class R3	(5,687)	-

Total distributions from net realized gains	(6,708,702)	-

Net fund share transactions (Note 5):
Class I	66,420,673	125,721,272
Class R5	(14,972,782)	(12,919,078)
Service Class	(33,975,362)	19,777,990
Administrative Class	14,913,957	(10,540,203)
Class A	(5,483,609)	(8,761,342)
Class R4**	8,927,907	100,001
Class R3	(590,696)	(534,646)

Increase (decrease) in net assets from fund share transactions	35,240,088	112,843,994

Total increase (decrease) in net assets	14,044,736	136,515,650
Net assets
Beginning of year	1,544,470,336	1,407,954,686

End of year	$1,558,515,072	$1,544,470,336

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$29,872,748	$25,974,370

**	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund		MassMutual Premier High Yield Fund
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$3,789,400	$2,676,792	$16,574,927	$16,965,822
1,415,659	412,785	(7,044,423)	6,669,781
(4,741,775)	2,434,452	(16,253,367)	(466,637)

463,284	5,524,029	(6,722,863)	23,168,966

(126,324)	(126,093)	(6,818,597)	(7,156,840)
(1,478,875)	(1,036,543)	(2,615,584)	(1,954,150)
(314,167)	(319,607)	(3,958,291)	(3,650,081)
(509,626)	(421,314)	(1,580,452)	(914,194)
(623,741)	(827,390)	(1,969,985)	(2,062,136)
(2,017)	-	(6,622)	-
(1,821)	- **	(47,733)	(43,575)

(3,056,571)	(2,730,947)	(16,997,264)	(15,780,976)

(2,792)	(4,063)	(2,371,954)	(1,853,978)
(34,169)	(36,188)	(925,575)	(521,804)
(7,825)	(11,383)	(1,423,138)	(984,929)
(13,049)	(15,095)	(572,351)	(249,512)
(20,396)	(33,584)	(754,539)	(589,419)
(52)	-	(2,420)	-
(52)	- **	(18,782)	(12,951)

(78,335)	(100,313)	(6,068,759)	(4,212,593)

10,258,037	5,552,672	12,960,747	4,892,610
(1,947,196)	29,686,167	6,413,130	7,864,666
4,867,979	5,073,454	8,446,472	1,670,243
14,020,447	8,469,211	4,167,071	8,237,717
2,799,634	1,895,962	(1,491,826)	1,776,899
2,872,655	100,001	2,658,808	100,001
312,227	100,000 **	2,875,355	(16,764)

33,183,783	50,877,467	36,029,757	24,525,372

30,512,161	53,570,236	6,240,871	27,700,769

146,573,291	93,003,055	263,572,784	235,872,015

$177,085,452	$146,573,291	$269,813,655	$263,572,784

$2,826,250	$1,863,526	$12,658,491	$12,478,246

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Balanced Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,605,942	$2,535,321
Net realized gain (loss) on investment transactions	10,376,426	14,511,543
Net change in unrealized appreciation (depreciation) on investments	(14,014,766)	1,662,649

Net increase (decrease) in net assets resulting from operations	(1,032,398)	18,709,513

Distributions to shareholders (Note 2):
From net investment income:
Class I**	(683,991)	-
Class R5	(1,236,920)	(1,768,689)
Service Class	(190,039)	(148,050)
Administrative Class	(131,261)	(54,927)
Class A	(434,419)	(488,139)
Class R4**	(1,600)	-
Class R3	(1,404)	- **

Total distributions from net investment income	(2,679,634)	(2,459,805)

From net realized gains:
Class I**	(3,061,965)	-
Class R5	(5,968,539)	(5,307,904)
Service Class	(958,600)	(486,732)
Administrative Class	(683,201)	(194,465)
Class A	(2,879,874)	(2,006,154)
Class R4**	(8,757)	-
Class R3	(8,749)	- **

Total distributions from net realized gains	(13,569,685)	(7,995,255)

Net fund share transactions (Note 5):
Class I**	(33,680,201)	36,266,259
Class R5	(3,086,541)	(37,948,771)
Service Class	2,092,772	1,997,101
Administrative Class	2,640,463	3,175,485
Class A	1,219,005	(5,551,704)
Class R4**	2,044,531	100,001
Class R3	1,710,445	100,000 **

Increase (decrease) in net assets from fund share transactions	(27,059,526)	(1,861,629)

Total increase (decrease) in net assets	(44,341,243)	6,392,824
Net assets
Beginning of year	164,043,473	157,650,649

End of year	$119,702,230	$164,043,473

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,831,968	$1,855,484

**	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund		MassMutual Premier Disciplined Value Fund
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$1,060,198	$1,736,085	$6,060,577	$5,911,757
10,215,221	13,373,987	25,680,515	47,805,288
(12,525,891)	1,771,921	(45,119,771)	2,926,614

(1,250,472)	16,881,993	(13,378,679)	56,643,659

(2,038)	-	(3,260,008)	-
(1,167,383)	(1,692,845)	(1,184,635)	(4,461,989)
(2,270)	(1,879)	(1,139,617)	(1,196,680)
(229,145)	(200,704)	(115,418)	(98,306)
(103,865)	(77,472)	(139,242)	(161,790)
(1,679)	-	(1,573)	-
(1,243)	(868)	(1,953)	(1,713)

(1,507,623)	(1,973,768)	(5,842,446)	(5,920,478)

-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-

-	-	-	-

2,038	100,100	(8,358,014)	177,515,480
(16,610,303)	(46,583,589)	(22,465,744)	(197,311,865)
(17,825)	6,076	2,166,675	(11,479,632)
(1,495,530)	(3,559,102)	984,939	1,729,778
(584,377)	(1,801,308)	(2,091,109)	(2,920,940)
1,879	100,000	2,601,007	100,001
287	341	24,926	(3,658)

(18,703,831)	(51,737,482)	(27,137,320)	(32,370,836)

(21,461,926)	(36,829,257)	(46,358,445)	18,352,345

86,926,202	123,755,459	340,800,342	322,447,997

$65,464,276	$86,926,202	$294,441,897	$340,800,342

$688,111	$1,196,982	$4,396,342	$4,239,903

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Main Street Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,705,347	$1,614,175
Net realized gain (loss) on investment transactions	42,937,276	34,268,217
Net change in unrealized appreciation (depreciation) on investments	(39,140,775)	(3,110,652)

Net increase (decrease) in net assets resulting from operations	5,501,848	32,771,740

Distributions to shareholders (Note 2):
From net investment income:
Class I**	(445,293)	-
Class R5	(854,427)	(1,211,651)
Service Class	(53,727)	(44,986)
Administrative Class	(215,423)	(229,178)
Class A	(57,341)	(66,762)
Class R4**	(638)	-
Class R3	(359)	(99)

Total distributions from net investment income	(1,627,208)	(1,552,676)

From net realized gains:
Class I**	(1,023,142)	-
Class R5	(2,113,464)	-
Service Class	(146,016)	-
Administrative Class	(699,444)	-
Class A	(295,968)	-
Class R4**	(2,283)	-
Class R3	(2,553)	-

Total distributions from net realized gains	(4,282,870)	-

Net fund share transactions (Note 5):
Class I**	(50,324,825)	46,958,748
Class R5	(26,331,864)	(55,638,530)
Service Class	(11,956)	508,518
Administrative Class	(2,542,180)	(3,396,378)
Class A	(270,690)	(2,155,650)
Class R4**	3,121	100,000
Class R3	24,879	35,316

Increase (decrease) in net assets from fund share transactions	(79,453,515)	(13,587,976)

Total increase (decrease) in net assets	(79,861,745)	17,631,088
Net assets
Beginning of year	200,740,154	183,109,066

End of year	$120,878,409	$200,740,154

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,225,944	$1,169,731

**	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund		MassMutual Premier Small Cap Opportunities Fund
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$5,166,663	$4,067,809	$1,145,559	$1,502,970
38,051,105	54,777,718	15,510,850	29,603,177
(36,320,687)	5,465,948	(11,140,128)	(20,077,240)

6,897,081	64,311,475	5,516,281	11,028,907

(1,940,078)	-	(50,971)	-
(1,159,490)	(2,486,089)	(691,849)	(807,480)
(763,710)	(694,370)	(65,843)	(32,239)
(207,877)	(217,867)	(149,435)	(84,225)
(212,683)	(192,172)	(343,507)	(497,259)
(807)	-	(723)	-
(608)	- **	(535)	- **

(4,285,253)	(3,590,498)	(1,302,863)	(1,421,203)

(21,502,191)	-	(697,224)	-
(13,925,527)	(39,505,188)	(10,582,387)	-
(10,069,315)	(11,931,756)	(1,036,035)	-
(3,075,438)	(4,020,687)	(2,618,610)	-
(4,261,079)	(4,507,911)	(10,627,106)	-
(12,902)	-	(14,502)	-
(12,890)	- **	(14,488)	- **

(52,859,342)	(59,965,542)	(25,590,352)	-

21,589,852	174,367,398	(4,421,503)	4,915,406
(12,388,040)	(91,875,911)	(6,192,961)	(14,600,221)
11,101,949	22,017,945	994,631	4,157,308
12,848,190	4,587,539	3,023,166	7,561,389
7,107,732	15,819,437	5,264,138	(11,523,751)
6,430,980	100,001	508,727	100,000
3,684,829	100,000 **	1,292,881	100,000 **

50,375,492	125,116,409	469,079	(9,289,869)

127,978	125,871,844	(20,907,855)	317,835

439,672,975	313,801,131	173,020,385	172,702,550

$439,800,953	$439,672,975	$152,112,530	$173,020,385

$3,694,487	$2,936,926	$684,412	$812,118

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Global Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,613,845	$3,450,989
Net realized gain (loss) on investment transactions	28,485,709	24,368,569
Net change in unrealized appreciation (depreciation) on investments	(41,258,420)	10,292,738

Net increase (decrease) in net assets resulting from operations	(9,158,866)	38,112,296

Distributions to shareholders (Note 2):
From net investment income:
Class I	(1,251)	- **
Class R5	(2,308,576)	(2,183,110)
Service Class	(201,567)	(87,996)
Administrative Class	(1,242,589)	(1,131,543)
Class A	(273,008)	(307,282)
Class R4**	(919)	-
Class R3	(11,076)	(6,586)

Total distributions from net investment income	(4,038,986)	(3,716,517)

From net realized gains:
Class I	(4,724)	- **
Class R5	(9,357,304)	(1,676,684)
Service Class	(865,462)	(75,838)
Administrative Class	(6,191,912)	(1,103,296)
Class A	(2,043,203)	(425,476)
Class R4**	(4,772)	-
Class R3	(81,198)	(10,599)

Total distributions from net realized gains	(18,548,575)	(3,291,893)

Net fund share transactions (Note 5):
Class I	1,046,052	100,000 **
Class R5	(24,642,293)	(23,627,589)
Service Class	19,275,412	4,705,347
Administrative Class	(5,233,190)	(2,745,322)
Class A	(2,493,648)	(5,928,238)
Class R4**	663,340	100,000
Class R3	1,640,341	177,982

Increase (decrease) in net assets from fund share transactions	(9,743,986)	(27,217,820)

Total increase (decrease) in net assets	(41,490,413)	3,886,066
Net assets
Beginning of year	404,510,468	400,624,402

End of year	$363,020,055	$404,510,468

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,346,379	$2,071,915

**	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund		MassMutual Premier Strategic Emerging Markets Fund
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$5,847,272	$5,517,442	$1,220,505	$907,001
19,055,754	85,853,533	(11,348,107)	8,816,305
(43,072,684)	(91,999,973)	(30,861,635)	(3,590,885)

(18,169,658)	(628,998)	(40,989,237)	6,132,421

(1,052,391)	- **	(1,724,701)	(1,494,775)
(3,791,949)	(5,193,011)	(93,369)	(81,186)
(243,009)	(343,831)	(2,863)	(2,132)
(175,534)	(191,461)	(3,624)	(926)
(413,993)	(433,471)	(4,729)	(2,112)
(898)	-	(850)	-
(715)	- **	(652)	- **

(5,678,489)	(6,161,774)	(1,830,788)	(1,581,131)

(12,802,456)	- **	-	-
(51,616,098)	(37,123,944)	-	-
(3,526,132)	(2,463,445)	-	-
(2,863,471)	(1,591,080)	-	-
(8,963,627)	(4,701,446)	-	-
(14,917)	-	-	-
(14,901)	- **	-	- **

(79,801,602)	(45,879,915)	-	-

128,329,404	69,210,436 **	26,035,772	20,861,000
(38,369,156)	(55,985,347)	819,180	1,598,065
2,785,375	206,985	8,198,398	42,230
4,694,603	2,156,817	147,520	278,013
4,870,336	2,659,990	(203,196)	153,216
292,417	100,000	39,879	100,000
485,280	100,000 **	131,784	100,000 **

103,088,259	18,448,881	35,169,337	23,132,524

(561,490)	(34,221,806)	(7,650,688)	27,683,814

511,179,190	545,400,996	150,794,680	123,110,866

$510,617,700	$511,179,190	$143,143,992	$150,794,680

$5,077,285	$5,167,953	$31,050	$603,246

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Cash Flows

For the Year Ended September 30, 2015

MassMutual Premier Inflation- Protected and Income Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(4,052,369)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(288,704,556)
Investments sold	291,189,017
(Increase ) Decrease to the principal amount of inflation-indexed bonds	(357,263)
(Purchase) Sale of short-term investments, net	27,712,235
Amortization (Accretion) of discount and premium, net	2,185,854
(Increase) Decrease in receivable from interest and dividends	134,032
(Increase) Decrease in prepaid expenses	(21,218)
Increase (Decrease) in payable for open swap agreements	45,838
Increase (Decrease) in payable for Trustees’ fees and expenses	8,235
Increase (Decrease) in payable for investment advisory fees	(9,569)
Increase (Decrease) in payable for administration fees	(888)
Increase (Decrease) in payable for service fees	(2,051)
Increase (Decrease) in payable for distribution fees	(761)
Increase (Decrease) in payable for shareholder service fees	(909)
Increase (Decrease) in variation margin receivable on open derivative instruments	18,155
Increase (Decrease) in payable for accrued expenses and other liabilities	(4,544)
Net change in unrealized (appreciation) depreciation on investments	5,554,667
Net realized (gain) loss from investments	(1,789,287)

Net cash from (used in) operating activities	31,904,618

Cash flows from (used in) financing activities:
Increase (Decrease) in due to custodian	13
Proceeds from shares sold	112,616,294
Payment on shares redeemed	(115,194,986)
Cash distributions paid	(124)
Proceeds from reverse repurchase agreements	(154,096,662)
Repayment of reverse repurchase agreements	122,437,051
Increase (Decrease) in collateral pledged for reverse repurchase agreements	2,266,373
Increase (Decrease) in payable for interest for reverse repurchase agreements	67,421

Net cash from (used in) financing activities	(31,904,620)

Net increase (decrease) in cash	(2)
Cash at beginning of year	2

Cash at end of year	$-

Non cash financing activities not included herein consist of:
Reinvestment of all distributions	$8,026,187
Cash paid out for interest on reverse repurchase agreements	$631,994

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations						Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	Total distributions	Net asset value, end of the period	Total return[l]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class R5
09/30/15	$1.00	$0.00	[d]	$0.00	[d]	$0.00	[d]	$(0.00)[d]	$(0.00)[d]	$1.00	0.01%		$400,017	0.50%		0.14%		0.00%	[e]
09/30/14	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	474,520	0.48%		0.12%		0.00%	[e]
09/30/13	1.00	0.00	[d]	(0.00)[d]		0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.01%		152,076	0.45%		0.15%		0.01%
09/30/12[i]	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[b,e]	162,906	0.46%	[a]	0.16%	[a]	0.00%	[a,e]
10/31/11	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	189,764	0.46%		0.20%		0.00%	[e]
10/31/10	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	221,083	0.46%		0.25%		0.00%	[e]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15	$10.50	$0.19	$0.01	$0.20	$(0.24)	$(0.00)[d]	$(0.24)	$10.46	2.00%		$154,219	0.40%		N/A		1.83%
09/30/14	10.57	0.17	(0.01)	0.16	(0.23)	-	(0.23)	10.50	1.46%		193,155	0.44%		0.37%		1.62%
09/30/13	10.77	0.18	(0.02)	0.16	(0.23)	(0.13)	(0.36)	10.57	1.62%		188,114	0.50%		0.36%		1.68%
09/30/12[i]	10.87	0.18	0.16	0.34	(0.22)	(0.22)	(0.44)	10.77	3.20%	[b]	134,803	0.51%	[a]	0.37%	[a]	1.83%	[a]
10/31/11[g]	10.86	0.20	0.13	0.33	(0.25)	(0.07)	(0.32)	10.87	3.05%	[b]	137,464	0.52%	[a]	0.37%	[a]	2.07%	[a]
Class R5
09/30/15	$10.52	$0.18	$0.02	$0.20	$(0.23)	$(0.00)[d]	$(0.23)	$10.49	1.95%		$159,429	0.50%		N/A		1.73%
09/30/14	10.59	0.15	(0.01)	0.14	(0.21)	-	(0.21)	10.52	1.36%		179,221	0.59%		0.52%		1.47%
09/30/13	10.79	0.16	(0.02)	0.14	(0.21)	(0.13)	(0.34)	10.59	1.43%		196,790	0.69%		0.55%		1.48%
09/30/12[i]	10.88	0.16	0.16	0.32	(0.19)	(0.22)	(0.41)	10.79	2.91%	[b]	158,361	0.70%	[a]	0.56%	[a]	1.64%	[a]
10/31/11	10.93	0.20	0.05	0.25	(0.23)	(0.07)	(0.30)	10.88	2.38%		155,719	0.67%		0.55%		1.86%
10/31/10	10.64	0.29	0.34	0.63	(0.34)	-	(0.34)	10.93	6.10%		190,062	0.56%		N/A		2.72%
Service Class
09/30/15	$10.45	$0.17	$0.02	$0.19	$(0.22)	$(0.00)[d]	$(0.22)	$10.42	1.87%		$86,058	0.60%		N/A		1.64%
09/30/14	10.53	0.15	(0.02)	0.13	(0.21)	-	(0.21)	10.45	1.25%		75,423	0.66%		0.59%		1.40%
09/30/13	10.72	0.15	(0.01)	0.14	(0.20)	(0.13)	(0.33)	10.53	1.33%		75,944	0.74%		0.60%		1.43%
09/30/12[i]	10.82	0.15	0.16	0.31	(0.19)	(0.22)	(0.41)	10.72	2.93%	[b]	79,985	0.75%	[a]	0.61%	[a]	1.59%	[a]
10/31/11	10.87	0.19	0.05	0.24	(0.22)	(0.07)	(0.29)	10.82	2.30%		75,045	0.73%		0.60%		1.80%
10/31/10	10.58	0.28	0.35	0.63	(0.34)	-	(0.34)	10.87	6.11%		59,027	0.61%		N/A		2.69%

	Year ended September 30			Period ended September 30, 2012[b,i]	Year ended October 31
	2015	2014	2013		2011	2010
Portfolio turnover rate	59%	90%	146%	349%	384%	332%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/15	$10.41	$0.16	$0.01	$0.17	$(0.21)	$(0.00)[d]	$(0.21)	$10.37	1.69%		$36,789	0.70%		N/A		1.53%
09/30/14	10.49	0.14	(0.02)	0.12	(0.20)	-	(0.20)	10.41	1.19%		42,999	0.75%		0.68%		1.31%
09/30/13	10.69	0.14	(0.01)	0.13	(0.20)	(0.13)	(0.33)	10.49	1.27%		48,954	0.82%		0.68%		1.36%
09/30/12[i]	10.74	0.15	0.16	0.31	(0.14)	(0.22)	(0.36)	10.69	2.87%	[b]	37,298	0.83%	[a]	0.69%	[a]	1.51%	[a]
10/31/11	10.80	0.18	0.05	0.23	(0.22)	(0.07)	(0.29)	10.74	2.18%		44,760	0.80%		0.68%		1.72%
10/31/10	10.52	0.27	0.34	0.61	(0.33)	-	(0.33)	10.80	5.95%		125,719	0.76%		0.69%		2.60%
Class A
09/30/15	$10.34	$0.13	$0.02	$0.15	$(0.19)	$(0.00)[d]	$(0.19)	$10.30	1.44%		$75,507	0.95%		N/A		1.28%
09/30/14	10.41	0.11	(0.01)	0.10	(0.17)	-	(0.17)	10.34	0.88%		77,196	1.00%		0.93%		1.06%
09/30/13	10.62	0.12	(0.02)	0.10	(0.18)	(0.13)	(0.31)	10.41	0.99%		74,711	1.07%		0.93%		1.11%
09/30/12[i]	10.71	0.12	0.16	0.28	(0.15)	(0.22)	(0.37)	10.62	2.66%	[b]	71,031	1.08%	[a]	0.94%	[a]	1.26%	[a]
10/31/11	10.76	0.16	0.05	0.21	(0.19)	(0.07)	(0.26)	10.71	2.02%		69,635	1.06%		0.93%		1.48%
10/31/10	10.48	0.24	0.34	0.58	(0.30)	-	(0.30)	10.76	5.70%		98,198	1.01%		0.94%		2.32%
Class R4
09/30/15	$10.50	$0.14	$0.02	$0.16	$(0.21)	$(0.00)[d]	$(0.21)	$10.45	1.57%		$5,881	0.85%		N/A		1.39%
09/30/14gg	10.45	0.06	(0.01)	0.05	-	-	-	10.50	0.48%	[b]	100	0.84%	[a]	N/A		1.22%	[a]
Class R3
09/30/15	$10.46	$0.12	$0.01	$0.13	$(0.17)	$(0.00)[d]	$(0.17)	$10.42	1.27%		$1,561	1.10%		N/A		1.15%
09/30/14	10.44	0.09	(0.02)	0.07	(0.05)	-	(0.05)	10.46	0.72%		618	1.23%		1.16%		0.82%
09/30/13	10.49	0.08	-	0.08	-	(0.13)	(0.13)	10.44	0.74%		1,251	1.37%		1.23%		0.81%
09/30/12[i]	10.60	0.09	0.15	0.24	(0.13)	(0.22)	(0.35)	10.49	2.29%	[b]	944	1.38%	[a]	1.24%	[a]	0.93%	[a]
10/31/11	10.66	0.12	0.06	0.18	(0.17)	(0.07)	(0.24)	10.60	1.67%		8,835	1.36%		1.23%		1.18%
10/31/10	10.42	0.21	0.33	0.54	(0.30)	-	(0.30)	10.66	5.33%		7,997	1.31%		1.24%		2.03%

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Interest expense to average daily net assets [p]		Net investment income (loss) to average daily net assets
Class I
09/30/15	$10.56	$0.06	$(0.17)	$(0.11)	$(0.26)	$-	$(0.26)	$10.19	(1.12%	)	$153,421	0.67%		N/A		0.20%		0.56%
09/30/14	11.00	0.26	(0.08)	0.18	(0.26)	(0.36)	(0.62)	10.56	1.79%		160,396	0.64%		0.58%		0.13%		2.42%
09/30/13	12.22	0.28	(0.99)	(0.71)	(0.40)	(0.11)	(0.51)	11.00	(6.12%	)	115,192	0.77%		0.64%		0.20%		2.43%
09/30/12[i]	11.91	0.23	0.59	0.82	(0.51)	-	(0.51)	12.22	7.12%	[b]	124,528	0.79%	[a]	0.66%	[a]	0.21%	[a]	2.10%	[a]
10/31/11[h]	10.67	0.30	0.94	1.24	-	-	-	11.91	11.62%	[b]	101,708	0.74%	[a]	0.60%	[a]	0.15%	[a]	3.88%	[a]
Class R5
09/30/15	$10.56	$0.05	$(0.18)	$(0.13)	$(0.24)	$-	$(0.24)	$10.19	(1.22%	)	$60,285	0.77%		N/A		0.20%		0.48%
09/30/14	10.99	0.24	(0.07)	0.17	(0.24)	(0.36)	(0.60)	10.56	1.62%		57,910	0.75%		0.69%		0.13%		2.30%
09/30/13	12.22	0.27	(1.00)	(0.73)	(0.39)	(0.11)	(0.50)	10.99	(6.22%	)	56,344	0.88%		0.75%		0.20%		2.29%
09/30/12[i]	11.90	0.21	0.60	0.81	(0.49)	-	(0.49)	12.22	7.02%	[b]	75,714	0.90%	[a]	0.77%	[a]	0.21%	[a]	1.96%	[a]
10/31/11	11.30	0.53	0.43	0.96	(0.36)	-	(0.36)	11.90	8.99%		89,413	0.83%		0.73%		0.17%		4.79%
10/31/10	10.29	0.36	0.70	1.06	(0.05)	-	(0.05)	11.30	10.28%		92,808	0.73%		N/A		0.17%		3.36%
Service Class
09/30/15	$10.52	$0.04	$(0.17)	$(0.13)	$(0.23)	$-	$(0.23)	$10.16	(1.23%	)	$77,147	0.87%		N/A		0.20%		0.37%
09/30/14	10.96	0.23	(0.08)	0.15	(0.23)	(0.36)	(0.59)	10.52	1.54%		77,120	0.85%		0.79%		0.13%		2.16%
09/30/13	12.18	0.26	(1.00)	(0.74)	(0.37)	(0.11)	(0.48)	10.96	(6.35%	)	82,273	0.98%		0.85%		0.20%		2.20%
09/30/12[i]	11.87	0.21	0.58	0.79	(0.48)	-	(0.48)	12.18	6.90%	[b]	95,417	1.00%	[a]	0.87%	[a]	0.21%	[a]	1.94%	[a]
10/31/11	11.27	0.48	0.47	0.95	(0.35)	-	(0.35)	11.87	8.80%		80,118	0.92%		0.84%		0.18%		4.36%
10/31/10	10.27	0.34	0.71	1.05	(0.05)	-	(0.05)	11.27	10.22%		95,864	0.83%		N/A		0.17%		3.24%

	Year ended September 30			Period ended September 30, 2012[b,i]	Year ended October 31
	2015	2014	2013		2011	2010
Portfolio turnover rate	59%	65%	56%	29%	46%	41%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Interest expense to average daily net assets [p]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/15	$10.62	$0.04	$(0.17)	$(0.13)	$(0.23)	$-	$(0.23)	$10.26	(1.30%	)	$11,859	0.97%		N/A		0.20%		0.36%
09/30/14	11.06	0.23	(0.09)	0.14	(0.22)	(0.36)	(0.58)	10.62	1.42%		10,584	0.92%		0.86%		0.13%		2.15%
09/30/13	12.28	0.24	(0.99)	(0.75)	(0.36)	(0.11)	(0.47)	11.06	(6.46%	)	10,183	1.10%		0.97%		0.20%		2.08%
09/30/12[i]	11.84	0.19	0.59	0.78	(0.34)	-	(0.34)	12.28	6.78%	[b]	9,466	1.15%	[a]	1.02%	[a]	0.21%	[a]	1.78%	[a]
10/31/11	11.24	0.56	0.37	0.93	(0.33)	-	(0.33)	11.84	8.64%		6,301	1.07%		0.99%		0.18%		5.15%
10/31/10	10.25	0.33	0.69	1.02	(0.03)	-	(0.03)	11.24	9.97%		40,205	0.98%		N/A		0.17%		3.12%
Class A
09/30/15	$10.36	$(0.00)[d]	$(0.16)	$(0.16)	$(0.20)	$-	$(0.20)	$10.00	(1.58%	)	$22,320	1.22%		N/A		0.20%		(0.02%	)
09/30/14	10.80	0.19	(0.08)	0.11	(0.19)	(0.36)	(0.55)	10.36	1.16%		26,054	1.18%		1.11%		0.13%		1.79%
09/30/13	12.00	0.22	(0.98)	(0.76)	(0.33)	(0.11)	(0.44)	10.80	(6.62%	)	28,778	1.28%		1.15%		0.20%		1.93%
09/30/12[i]	11.70	0.17	0.58	0.75	(0.45)	-	(0.45)	12.00	6.65%	[b]	38,957	1.30%	[a]	1.17%	[a]	0.21%	[a]	1.62%	[a]
10/31/11	11.11	0.45	0.45	0.90	(0.31)	-	(0.31)	11.70	8.50%		37,528	1.26%		1.14%		0.18%		4.10%
10/31/10	10.13	0.31	0.69	1.00	(0.02)	-	(0.02)	11.11	9.84%		36,493	1.23%		1.13%		0.17%		2.94%
Class R4
09/30/15	$10.37	$0.14	$(0.29)	$(0.15)	$(0.22)	$-	$(0.22)	$10.00	(1.47%	)	$996	1.12%		N/A		0.20%		1.42%
09/30/14gg	10.22	0.16	(0.01)	0.15	-	-	-	10.37	1.47%	[b]	101	1.03%	[a]	N/A		0.13%	[a]	3.03%	[a]
Class R3
09/30/15	$10.37	$(0.03)	$(0.15)	$(0.18)	$(0.18)	$-	$(0.18)	$10.01	(1.76%	)	$386	1.37%		N/A		0.20%		(0.30%	)
09/30/14	10.82	0.17	(0.09)	0.08	(0.17)	(0.36)	(0.53)	10.37	0.93%		1,593	1.40%		1.33%		0.13%		1.66%
09/30/13	12.04	0.18	(0.97)	(0.79)	(0.32)	(0.11)	(0.43)	10.82	(6.84%	)	1,404	1.59%		1.46%		0.20%		1.59%
09/30/12[i]	11.76	0.14	0.58	0.72	(0.44)	-	(0.44)	12.04	6.27%	[b]	1,155	1.60%	[a]	1.47%	[a]	0.21%	[a]	1.27%	[a]
10/31/11	11.18	0.43	0.45	0.88	(0.30)	-	(0.30)	11.76	8.16%		664	1.56%		1.43%		0.17%		3.85%
10/31/10	10.20	0.28	0.70	0.98	-	-	-	11.18	9.61%		384	1.52%		1.42%		0.17%		2.63%

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15	$11.43	$0.30	$(0.11)	$0.19	$(0.30)	$(0.05)	$(0.35)	$11.27	1.67%		$677,427	0.42%		N/A		2.61%
09/30/14	11.27	0.29	0.25	0.54	(0.38)	-	(0.38)	11.43	4.92%		620,248	0.49%		0.40%		2.59%
09/30/13	11.88	0.28	(0.36)	(0.08)	(0.29)	(0.24)	(0.53)	11.27	(0.70%	)	485,302	0.56%		0.38%		2.48%
09/30/12[i]	11.66	0.25	0.49	0.74	(0.27)	(0.25)	(0.52)	11.88	6.63%	[b]	518,536	0.56%	[a]	0.38%	[a]	2.39%	[a]
10/31/11[g]	11.67	0.28	0.41	0.69	(0.34)	(0.36)	(0.70)	11.66	6.32%	[b]	316,018	0.58%	[a]	0.40%	[a]	2.65%	[a]
Class R5
09/30/15	$11.45	$0.29	$(0.11)	$0.18	$(0.28)	$(0.05)	$(0.33)	$11.30	1.63%		$489,222	0.52%		N/A		2.51%
09/30/14	11.27	0.27	0.26	0.53	(0.35)	-	(0.35)	11.45	4.72%		511,202	0.64%		0.55%		2.43%
09/30/13	11.89	0.26	(0.37)	(0.11)	(0.27)	(0.24)	(0.51)	11.27	(0.81%	)	516,103	0.77%		0.59%		2.25%
09/30/12[i]	11.66	0.23	0.49	0.72	(0.24)	(0.25)	(0.49)	11.89	6.35%	[b]	728,293	0.77%	[a]	0.59%	[a]	2.19%	[a]
10/31/11	11.83	0.28	0.24	0.52	(0.33)	(0.36)	(0.69)	11.66	4.79%		799,669	0.74%		0.59%		2.47%
10/31/10	11.26	0.34	0.63	0.97	(0.40)	-	(0.40)	11.83	8.89%		789,543	0.60%		N/A		3.00%
Service Class
09/30/15	$11.38	$0.27	$(0.10)	$0.17	$(0.27)	$(0.05)	$(0.32)	$11.23	1.49%		$130,923	0.62%		N/A		2.40%
09/30/14	11.22	0.27	0.24	0.51	(0.35)	-	(0.35)	11.38	4.65%		166,094	0.71%		0.63%		2.36%
09/30/13	11.83	0.25	(0.36)	(0.11)	(0.26)	(0.24)	(0.50)	11.22	(0.94%	)	143,460	0.82%		0.64%		2.21%
09/30/12[i]	11.61	0.23	0.48	0.71	(0.24)	(0.25)	(0.49)	11.83	6.34%	[b]	162,692	0.82%	[a]	0.64%	[a]	2.14%	[a]
10/31/11	11.78	0.27	0.25	0.52	(0.33)	(0.36)	(0.69)	11.61	4.75%		153,857	0.79%		0.64%		2.42%
10/31/10	11.21	0.34	0.62	0.96	(0.39)	-	(0.39)	11.78	8.88%		160,114	0.65%		N/A		2.96%

	Year ended September 30			Period ended September 30, 2012[b,i]	Year ended October 31
	2015	2014	2013		2011	2010
Portfolio turnover rate	361%	361%	452%	447%	539%	463%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/15	$11.32	$0.26	$(0.10)	$0.16	$(0.27)	$(0.05)	$(0.32)	$11.16	1.38%		$84,709	0.72%		N/A		2.31%
09/30/14	11.16	0.25	0.25	0.50	(0.34)	-	(0.34)	11.32	4.60%		70,975	0.81%		0.71%		2.27%
09/30/13	11.77	0.24	(0.36)	(0.12)	(0.25)	(0.24)	(0.49)	11.16	(1.03%	)	80,694	0.89%		0.71%		2.15%
09/30/12[i]	11.53	0.22	0.48	0.70	(0.21)	(0.25)	(0.46)	11.77	6.28%	[b]	91,405	0.89%	[a]	0.71%	[a]	2.07%	[a]
10/31/11	11.70	0.26	0.25	0.51	(0.32)	(0.36)	(0.68)	11.53	4.70%		91,457	0.86%		0.71%		2.35%
10/31/10	11.15	0.33	0.61	0.94	(0.39)	-	(0.39)	11.70	8.67%		217,513	0.79%		0.71%		2.89%
Class A
09/30/15	$11.20	$0.23	$(0.10)	$0.13	$(0.24)	$(0.05)	$(0.29)	$11.04	1.12%		$166,649	0.97%		N/A		2.06%
09/30/14	11.04	0.22	0.25	0.47	(0.31)	-	(0.31)	11.20	4.25%		174,618	1.05%		0.96%		2.02%
09/30/13	11.65	0.21	(0.36)	(0.15)	(0.22)	(0.24)	(0.46)	11.04	(1.20%	)	180,654	1.14%		0.96%		1.90%
09/30/12[i]	11.44	0.19	0.48	0.67	(0.21)	(0.25)	(0.46)	11.65	6.01%	[b]	192,598	1.14%	[a]	0.96%	[a]	1.82%	[a]
10/31/11	11.62	0.23	0.24	0.47	(0.29)	(0.36)	(0.65)	11.44	4.39%		201,638	1.12%		0.96%		2.10%
10/31/10	11.07	0.29	0.62	0.91	(0.36)	-	(0.36)	11.62	8.47%		206,416	1.05%		0.97%		2.64%
Class R4
09/30/15	$11.20	$0.25	$(0.11)	$0.14	$(0.26)	$(0.05)	$(0.31)	$11.03	1.28%		$8,960	0.87%		N/A		2.21%
09/30/14gg	10.95	0.12	0.13	0.25	-	-	-	11.20	2.28%	[b]	102	0.86%	[a]	N/A		2.08%	[a]
Class R3
09/30/15	$11.40	$0.22	$(0.10)	$0.12	$(0.22)	$(0.05)	$(0.27)	$11.25	1.02%	[b]	$625	1.12%		N/A		1.90%
09/30/14	11.20	0.20	0.24	0.44	(0.24)	-	(0.24)	11.40	4.02%		1,231	1.29%		1.20%		1.78%
09/30/13	11.83	0.18	(0.36)	(0.18)	(0.21)	(0.24)	(0.45)	11.20	(1.53%	)	1,742	1.46%		1.28%		1.59%
09/30/12[i]	11.61	0.16	0.48	0.64	(0.17)	(0.25)	(0.42)	11.83	5.72%	[b]	1,555	1.46%	[a]	1.28%	[a]	1.49%	[a]
10/31/11	11.78	0.20	0.25	0.45	(0.26)	(0.36)	(0.62)	11.61	4.12%		1,014	1.44%		1.28%		1.78%
10/31/10	11.23	0.26	0.63	0.89	(0.34)	-	(0.34)	11.78	8.10%		1,000	1.37%		1.29%		2.31%

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15	$10.88	$0.28	$(0.19)	$0.09	$(0.23)	$(0.01)	$(0.24)	$10.73	0.81%		$15,756		0.56%		0.52%		2.54%
09/30/14	10.61	0.29	0.30	0.59	(0.31)	(0.01)	(0.32)	10.88	5.75%		5,659		0.59%		0.51%		2.68%
09/30/13	11.24	0.37	(0.22)	0.15	(0.48)	(0.30)	(0.78)	10.61	1.36%		0	[f]	0.66%		0.48%		3.44%
09/30/12[i]	11.08	0.29	0.63	0.92	-	(0.76)	(0.76)	11.24	8.84%	[b]	0	[f]	0.67%	[a]	0.50%	[a]	2.90%	[a]
10/31/11[g]	10.96	0.32	0.36	0.68	(0.47)	(0.09)	(0.56)	11.08	6.56%	[b]	0	[f]	0.64%	[a]	0.47%	[a]	3.22%	[a]
Class R5
09/30/15	$10.14	$0.24	$(0.17)	$0.07	$(0.22)	$(0.01)	$(0.23)	$9.98	0.66%		$65,209		0.66%		0.62%		2.41%
09/30/14	9.90	0.26	0.28	0.54	(0.29)	(0.01)	(0.30)	10.14	5.49%		68,204		0.69%		0.59%		2.59%
09/30/13	10.57	0.29	(0.25)	0.04	(0.41)	(0.30)	(0.71)	9.90	0.40%		37,501		0.86%		0.69%		2.83%
09/30/12[i]	11.07	0.28	0.48	0.76	(0.50)	(0.76)	(1.26)	10.57	7.61%	[b]	38,986		0.93%	[a]	0.76%	[a]	3.00%	[a]
10/31/11	11.10	0.35	0.15	0.50	(0.44)	(0.09)	(0.53)	11.07	4.85%		31,390		0.85%		0.72%		3.25%
10/31/10	10.73	0.37	0.58	0.95	(0.58)	-	(0.58)	11.10	9.31%		53,298		0.71%		N/A		3.51%
Service Class
09/30/15	$10.24	$0.24	$(0.17)	$0.07	$(0.21)	$(0.01)	$(0.22)	$10.09	0.59%		$20,226		0.76%		0.72%		2.32%
09/30/14	10.00	0.25	0.28	0.53	(0.28)	(0.01)	(0.29)	10.24	5.37%		15,644		0.79%		0.69%		2.51%
09/30/13	10.58	0.28	(0.25)	0.03	(0.31)	(0.30)	(0.61)	10.00	0.34%		10,226		0.94%		0.77%		2.71%
09/30/12[i]	11.08	0.28	0.48	0.76	(0.50)	(0.76)	(1.26)	10.58	7.62%	[b]	34,732		0.98%	[a]	0.81%	[a]	2.96%	[a]
10/31/11	11.12	0.35	0.14	0.49	(0.44)	(0.09)	(0.53)	11.08	4.77%		35,701		0.92%		0.77%		3.21%
10/31/10	10.75	0.37	0.58	0.95	(0.58)	-	(0.58)	11.12	9.27%		34,202		0.76%		N/A		3.47%

	Year ended September 30			Period ended September 30, 2012[b,i]	Year ended October 31
	2015	2014	2013		2011	2010
Portfolio turnover rate	362%	382%	438%	463%	566%	465%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
f	Amount is less than $500.
g	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/15	$10.22	$0.23	$(0.17)	$0.06	$(0.20)	$(0.01)	$(0.21)	$10.07	0.54%		$35,581	0.86%		0.82%		2.22%
09/30/14	9.99	0.24	0.28	0.52	(0.28)	(0.01)	(0.29)	10.22	5.26%		22,159	0.89%		0.79%		2.41%
09/30/13	10.67	0.28	(0.25)	0.03	(0.41)	(0.30)	(0.71)	9.99	0.26%		13,271	0.97%		0.80%		2.73%
09/30/12[i]	11.03	0.28	0.48	0.76	(0.36)	(0.76)	(1.12)	10.67	7.61%	[b]	10,174	0.99%	[a]	0.82%	[a]	2.95%	[a]
10/31/11	11.07	0.34	0.15	0.49	(0.44)	(0.09)	(0.53)	11.03	4.74%		11,093	0.92%		0.78%		3.19%
10/31/10	10.70	0.37	0.58	0.95	(0.58)	-	(0.58)	11.07	9.29%		103,653	0.92%		0.77%		3.45%
Class A
09/30/15	$10.17	$0.20	$(0.16)	$0.04	$(0.16)	$(0.01)	$(0.17)	$10.04	0.21%		$36,941	1.11%		1.07%		1.96%
09/30/14	9.94	0.22	0.27	0.49	(0.25)	(0.01)	(0.26)	10.17	5.04%		34,703	1.16%		1.06%		2.15%
09/30/13	10.61	0.25	(0.25)	-	(0.37)	(0.30)	(0.67)	9.94	(0.05%	)	32,005	1.22%		1.05%		2.47%
09/30/12[i]	11.09	0.26	0.48	0.74	(0.46)	(0.76)	(1.22)	10.61	7.39%	[b]	37,826	1.23%	[a]	1.06%	[a]	2.71%	[a]
10/31/11	11.13	0.32	0.15	0.47	(0.42)	(0.09)	(0.51)	11.09	4.49%		37,674	1.18%		1.02%		2.96%
10/31/10	10.76	0.34	0.58	0.92	(0.55)	-	(0.55)	11.13	9.00%		48,810	1.16%		1.01%		3.21%
Class R4
09/30/15	$10.18	$0.22	$(0.18)	$0.04	$(0.20)	$(0.01)	$(0.21)	$10.01	0.34%		$2,959	1.01%		0.97%		2.17%
09/30/14gg	9.93	0.11	0.14	0.25	-	-	-	10.18	2.52%	[b]	102	1.00%	[a]	0.97%	[a]	2.12%	[a]
Class R3
09/30/15	$10.16	$0.19	$(0.17)	$0.02	$(0.18)	$(0.01)	$(0.19)	$9.99	0.15%		$412	1.26%		1.22%		1.84%
09/30/14gg	9.93	0.09	0.14	0.23	-	-	-	10.16	2.32%	[b]	102	1.25%	[a]	1.22%	[a]	1.87%	[a]

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15	$10.16	$0.61	$(0.86)	$(0.25)	$(0.69)	$(0.24)	$(0.93)	$8.98	(2.27%	)	$106,575	0.58%		0.55%		6.47%
09/30/14	10.07	0.68	0.25	0.93	(0.67)	(0.17)	(0.84)	10.16	9.79%		105,460	0.57%		0.52%		6.68%
09/30/13	9.78	0.70	0.30	1.00	(0.71)	-	(0.71)	10.07	10.75%		99,457	0.60%		0.50%		7.09%
09/30/12[i]	9.19	0.64	0.53	1.17	(0.58)	-	(0.58)	9.78	13.58%	[b]	101,547	0.59%	[a]	0.49%	[a]	7.59%	[a]
10/31/11[h]	9.06	0.45	(0.32)	0.13	-	-	-	9.19	1.43%	[b]	77,527	0.61%	[a]	0.50%	[a]	7.42%	[a]
Class R5
09/30/15	$10.19	$0.60	$(0.85)	$(0.25)	$(0.68)	$(0.24)	$(0.92)	$9.02	(2.28%	)	$41,616	0.68%		0.65%		6.38%
09/30/14	10.09	0.66	0.26	0.92	(0.65)	(0.17)	(0.82)	10.19	9.63%		39,737	0.72%		0.67%		6.52%
09/30/13	9.80	0.68	0.30	0.98	(0.69)	-	(0.69)	10.09	10.51%		31,341	0.80%		0.70%		6.86%
09/30/12[i]	9.17	0.62	0.52	1.14	(0.51)	-	(0.51)	9.80	13.22%	[b]	22,723	0.80%	[a]	0.70%	[a]	7.37%	[a]
10/31/11	9.52	0.67	(0.15)	0.52	(0.87)	-	(0.87)	9.17	6.10%		37,865	0.77%		0.71%		7.34%
10/31/10	8.75	0.73	0.74	1.47	(0.70)	-	(0.70)	9.52	17.75%		57,929	0.70%		N/A		8.33%
Service Class
09/30/15	$10.18	$0.59	$(0.86)	$(0.27)	$(0.66)	$(0.24)	$(0.90)	$9.01	(2.40%	)	$62,734	0.78%		0.75%		6.27%
09/30/14	10.09	0.65	0.26	0.91	(0.65)	(0.17)	(0.82)	10.18	9.46%		61,150	0.80%		0.75%		6.45%
09/30/13	9.80	0.67	0.31	0.98	(0.69)	-	(0.69)	10.09	10.56%		58,569	0.85%		0.75%		6.82%
09/30/12[i]	9.20	0.62	0.53	1.15	(0.55)	-	(0.55)	9.80	13.23%	[b]	57,111	0.85%	[a]	0.75%	[a]	7.33%	[a]
10/31/11	9.55	0.66	(0.14)	0.52	(0.87)	-	(0.87)	9.20	5.95%		55,184	0.82%		0.76%		7.29%
10/31/10	8.77	0.73	0.74	1.47	(0.69)	-	(0.69)	9.55	17.84%		55,480	0.75%		N/A		8.26%

	Year ended September 30			Period ended September 30, 2012[b,i]	Year ended October 31
	2015	2014	2013		2011	2010
Portfolio turnover rate	76%	80%	106%	86%	72%	120%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/15	$10.07	$0.57	$(0.85)	$(0.28)	$(0.66)	$(0.24)	$(0.90)	$8.89	(2.58%	)	$24,221	0.88%		0.85%		6.18%
09/30/14	9.99	0.64	0.25	0.89	(0.64)	(0.17)	(0.81)	10.07	9.37%		22,802	0.92%		0.87%		6.33%
09/30/13	9.72	0.65	0.31	0.96	(0.69)	-	(0.69)	9.99	10.40%		14,288	1.00%		0.90%		6.66%
09/30/12[i]	9.13	0.60	0.53	1.13	(0.54)	-	(0.54)	9.72	12.98%	[b]	8,886	1.00%	[a]	0.90%	[a]	7.17%	[a]
10/31/11	9.48	0.64	(0.14)	0.50	(0.85)	-	(0.85)	9.13	5.84%		4,980	0.98%		0.91%		7.04%
10/31/10	8.72	0.71	0.73	1.44	(0.68)	-	(0.68)	9.48	17.62%		5,323	0.90%		N/A		8.13%
Class A
09/30/15	$10.02	$0.55	$(0.85)	$(0.30)	$(0.62)	$(0.24)	$(0.86)	$8.86	(2.78%	)	$28,572	1.13%		1.10%		5.93%
09/30/14	9.94	0.61	0.25	0.86	(0.61)	(0.17)	(0.78)	10.02	9.10%		33,597	1.17%		1.12%		6.08%
09/30/13	9.66	0.63	0.29	0.92	(0.64)	-	(0.64)	9.94	10.09%		31,490	1.25%		1.15%		6.43%
09/30/12[i]	9.07	0.58	0.52	1.10	(0.51)	-	(0.51)	9.66	12.78%	[b]	41,525	1.25%	[a]	1.15%	[a]	6.95%	[a]
10/31/11	9.42	0.62	(0.14)	0.48	(0.83)	-	(0.83)	9.07	5.60%		31,330	1.22%		1.16%		6.91%
10/31/10	8.67	0.69	0.72	1.41	(0.66)	-	(0.66)	9.42	17.33%		39,750	1.15%		N/A		7.87%
Class R4
09/30/15	$10.02	$0.54	$(0.83)	$(0.29)	$(0.65)	$(0.24)	$(0.89)	$8.84	(2.67%	)	$2,672	1.03%		1.00%		5.97%
09/30/14gg	9.89	0.31	(0.18)	0.13	-	-	-	10.02	1.31%	[b]	101	1.01%	[a]	1.00%	[a]	6.05%	[a]
Class R3
09/30/15	$10.17	$0.54	$(0.85)	$(0.31)	$(0.61)	$(0.24)	$(0.85)	$9.01	(2.91%	)	$3,423	1.28%		1.25%		5.74%
09/30/14	10.07	0.59	0.27	0.86	(0.59)	(0.17)	(0.76)	10.17	8.92%		726	1.39%		1.34%		5.84%
09/30/13	9.78	0.60	0.31	0.91	(0.62)	-	(0.62)	10.07	9.69%		727	1.55%		1.45%		6.10%
09/30/12[i]	9.17	0.56	0.53	1.09	(0.48)	-	(0.48)	9.78	12.55%	[b]	526	1.55%	[a]	1.45%	[a]	6.64%	[a]
10/31/11	9.51	0.61	(0.16)	0.45	(0.79)	-	(0.79)	9.17	5.19%		336	1.51%		1.46%		6.68%
10/31/10	8.75	0.67	0.73	1.40	(0.64)	-	(0.64)	9.51	16.95%		640	1.45%		N/A		7.58%

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15	$13.01	$0.22	$(0.44)	$(0.22)	$(0.24)	$(1.07)	$(1.31)	$11.48	(1.96%	)	$376	0.65%		0.60%		1.77%
09/30/14gg	12.51	0.12	0.38	0.50	-	-	-	13.01	4.00%	[b]	36,306	0.61%	[a]	0.60%	[a]	1.82%	[a]
Class R5
09/30/15	$13.00	$0.21	$(0.44)	$(0.23)	$(0.22)	$(1.07)	$(1.29)	$11.48	(2.03%	)	$62,971	0.75%		0.70%		1.70%
09/30/14	12.38	0.21	1.25	1.46	(0.21)	(0.63)	(0.84)	13.00	12.33%		74,267	0.67%		0.67%[k]		1.69%
09/30/13	11.34	0.21	1.04	1.25	(0.21)	-	(0.21)	12.38	11.17%		106,661	0.64%		0.63%		1.78%
09/30/12[i]	10.34	0.20	1.02	1.22	(0.22)	-	(0.22)	11.34	12.12%	[b]	100,521	0.65%	[a]	0.63%	[a]	1.99%	[a]
10/31/11	9.95	0.19	0.39	0.58	(0.19)	-	(0.19)	10.34	5.88%		97,350	0.67%		0.65%		1.85%
10/31/10	8.95	0.19	1.03	1.22	(0.22)	-	(0.22)	9.95	13.91%		109,890	0.64%		0.62%		1.99%
Service Class
09/30/15	$13.48	$0.20	$(0.46)	$(0.26)	$(0.21)	$(1.07)	$(1.28)	$11.94	(2.18%	)	$12,545	0.85%		0.80%		1.60%
09/30/14	12.80	0.21	1.29	1.50	(0.19)	(0.63)	(0.82)	13.48	12.23%		11,914	0.80%		0.80%[k]		1.57%
09/30/13	11.73	0.20	1.06	1.26	(0.19)	-	(0.19)	12.80	10.92%		9,370	0.80%		0.79%		1.63%
09/30/12[i]	10.68	0.19	1.06	1.25	(0.20)	-	(0.20)	11.73	12.02%	[b]	6,294	0.81%	[a]	0.79%	[a]	1.82%	[a]
10/31/11	10.28	0.18	0.40	0.58	(0.18)	-	(0.18)	10.68	5.65%		4,638	0.83%		0.81%		1.69%
10/31/10	9.24	0.18	1.07	1.25	(0.21)	-	(0.21)	10.28	13.74%		4,268	0.80%		0.78%		1.80%

	Year ended September 30			Period ended September 30, 2012[b,i]	Year ended October 31
	2015	2014	2013		2011	2010
Portfolio turnover rate	204%	192%	242%	228%	272%	243%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/15	$13.04	$0.19	$(0.44)	$(0.25)	$(0.21)	$(1.07)	$(1.28)	$11.51	(2.23%	)	$8,691	0.95%		0.90%		1.51%
09/30/14	12.41	0.19	1.25	1.44	(0.18)	(0.63)	(0.81)	13.04	12.09%		7,089	0.92%		0.92%[k]		1.46%
09/30/13	11.38	0.17	1.04	1.21	(0.18)	-	(0.18)	12.41	10.69%		3,603	0.95%		0.94%		1.47%
09/30/12[i]	10.29	0.16	1.03	1.19	(0.10)	-	(0.10)	11.38	11.80%	[b]	3,234	0.96%	[a]	0.94%	[a]	1.65%	[a]
10/31/11	9.91	0.16	0.39	0.55	(0.17)	-	(0.17)	10.29	5.61%		818	0.96%		0.94%		1.56%
10/31/10	8.92	0.15	1.04	1.19	(0.20)	-	(0.20)	9.91	13.53%		3,492	0.95%		0.93%		1.60%
Class A
09/30/15	$12.73	$0.15	$(0.43)	$(0.28)	$(0.16)	$(1.07)	$(1.23)	$11.22	(2.49%	)	$31,375	1.20%		1.15%		1.26%
09/30/14	12.14	0.15	1.22	1.37	(0.15)	(0.63)	(0.78)	12.73	11.80%		34,260	1.18%		1.17%		1.18%
09/30/13	11.15	0.14	1.01	1.15	(0.16)	-	(0.16)	12.14	10.50%		38,017	1.20%		1.19%		1.23%
09/30/12[i]	10.17	0.14	1.01	1.15	(0.17)	-	(0.17)	11.15	11.50%	[b]	17,759	1.21%	[a]	1.19%	[a]	1.42%	[a]
10/31/11	9.79	0.13	0.39	0.52	(0.14)	-	(0.14)	10.17	5.38%		12,622	1.23%		1.21%		1.29%
10/31/10	8.81	0.13	1.02	1.15	(0.17)	-	(0.17)	9.79	13.27%		12,157	1.20%		1.18%		1.39%
Class R4
09/30/15	$12.74	$0.17	$(0.44)	$(0.27)	$(0.20)	$(1.07)	$(1.27)	$11.20	(2.46%	)	$2,010	1.10%		1.05%		1.49%
09/30/14gg	12.28	0.09	0.37	0.46	-	-	-	12.74	3.75%	[b]	104	1.06%	[a]	1.05%	[a]	1.38%	[a]
Class R3
09/30/15	$12.72	$0.14	$(0.44)	$(0.30)	$(0.17)	$(1.07)	$(1.24)	$11.18	(2.66%	)	$1,734	1.35%		1.30%		1.16%
09/30/14gg	12.28	0.07	0.37	0.44	-	-	-	12.72	3.58%	[b]	104	1.31%	[a]	1.30%	[a]	1.13%	[a]

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15	$20.95	$0.32	$(0.95)	$(0.63)	$(0.41)	$(0.41)	$19.91	(3.10%	)	$101	0.73%		0.60%		1.50%
09/30/14gg	20.06	0.16	0.73	0.89	-	-	20.95	4.44%	[b]	105	0.63%	[a]	0.60%	[a]	1.50%	[a]
Class R5
09/30/15	$20.93	$0.29	$(0.93)	$(0.64)	$(0.39)	$(0.39)	$19.90	(3.16%	)	$46,467	0.83%		0.70%		1.38%
09/30/14	18.37	0.32	2.56	2.88	(0.32)	(0.32)	20.93	15.85%		64,896	0.67%		0.66%		1.64%
09/30/13	15.23	0.28	3.12	3.40	(0.26)	(0.26)	18.37	22.56%		99,626	0.62%		N/A		1.69%
09/30/12[i]	13.96	0.26	1.24	1.50	(0.23)	(0.23)	15.23	11.14%	[b]	128,342	0.62%	[a]	N/A		1.96%	[a]
10/31/11	13.67	0.19	0.30	0.49	(0.20)	(0.20)	13.96	3.55%		140,828	0.61%		N/A		1.28%
10/31/10	12.43	0.14	1.38	1.52	(0.28)	(0.28)	13.67	12.37%		158,921	0.61%		N/A		1.09%
Service Class
09/30/15	$21.01	$0.28	$(0.95)	$(0.67)	$(0.37)	$(0.37)	$19.97	(3.28%	)	$109	0.93%		0.80%		1.30%
09/30/14	18.43	0.31	2.57	2.88	(0.30)	(0.30)	21.01	15.81%		132	0.78%		0.76%		1.52%
09/30/13	15.29	0.26	3.12	3.38	(0.24)	(0.24)	18.43	22.42%		110	0.72%		N/A		1.59%
09/30/12[i]	14.00	0.24	1.27	1.51	(0.22)	(0.22)	15.29	11.04%	[b]	127	0.72%	[a]	N/A		1.86%	[a]
10/31/11	13.66	0.17	0.30	0.47	(0.13)	(0.13)	14.00	3.44%		143	0.71%		N/A		1.19%
10/31/10	12.43	0.13	1.36	1.49	(0.26)	(0.26)	13.66	12.18%		196	0.71%		N/A		0.99%

	Year ended September 30			Period ended September 30, 2012[b,i]	Year ended October 31
	2015	2014	2013		2011	2010
Portfolio turnover rate	54%	43%	150%	72%	93%	100%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/15	$20.98	$0.26	$(0.96)	$(0.70)	$(0.34)	$(0.34)	$19.94	(3.40%	)	$11,984	1.03%		0.90%		1.20%
09/30/14	18.40	0.28	2.58	2.86	(0.28)	(0.28)	20.98	15.65%		14,077	0.88%		0.87%		1.40%
09/30/13	15.25	0.25	3.12	3.37	(0.22)	(0.22)	18.40	22.32%		15,628	0.83%		N/A		1.48%
09/30/12[i]	13.97	0.23	1.25	1.48	(0.20)	(0.20)	15.25	10.91%	[b]	18,705	0.83%	[a]	N/A		1.74%	[a]
10/31/11	13.68	0.16	0.30	0.46	(0.17)	(0.17)	13.97	3.32%		19,579	0.82%		N/A		1.08%
10/31/10	12.44	0.11	1.38	1.49	(0.25)	(0.25)	13.68	12.14%		23,889	0.82%		N/A		0.88%
Class A
09/30/15	$20.94	$0.20	$(0.94)	$(0.74)	$(0.29)	$(0.29)	$19.91	(3.59%	)	$6,605	1.28%		1.15%		0.95%
09/30/14	18.35	0.23	2.57	2.80	(0.21)	(0.21)	20.94	15.35%		7,513	1.15%		1.14%		1.13%
09/30/13	15.22	0.20	3.11	3.31	(0.18)	(0.18)	18.35	21.94%		8,304	1.12%		N/A		1.19%
09/30/12[i]	13.91	0.19	1.26	1.45	(0.14)	(0.14)	15.22	10.59%	[b]	9,649	1.12%	[a]	N/A		1.45%	[a]
10/31/11	13.62	0.11	0.31	0.42	(0.13)	(0.13)	13.91	3.04%		9,800	1.11%		N/A		0.78%
10/31/10	12.39	0.08	1.37	1.45	(0.22)	(0.22)	13.62	11.82%		13,441	1.11%		N/A		0.59%
Class R4
09/30/15	$20.95	$0.23	$(0.95)	$(0.72)	$(0.34)	$(0.34)	$19.89	(3.57%	)	$101	1.18%		1.05%		1.06%
09/30/14gg	20.11	0.11	0.73	0.84	-	-	20.95	4.23%	[b]	104	1.08%	[a]	1.05%	[a]	1.05%	[a]
Class R3
09/30/15	$20.82	$0.17	$(0.94)	$(0.77)	$(0.26)	$(0.26)	$19.79	(3.77%	)	$96	1.43%		1.30%		0.81%
09/30/14	18.26	0.18	2.56	2.74	(0.18)	(0.18)	20.82	15.09%		101	1.38%		1.37%		0.91%
09/30/13	15.15	0.15	3.10	3.25	(0.14)	(0.14)	18.26	21.54%		88	1.43%		N/A		0.87%
09/30/12[i]	13.87	0.17	1.23	1.40	(0.12)	(0.12)	15.15	10.28%	[b]	74	1.43%	[a]	N/A		1.28%	[a]
10/31/11	13.59	0.07	0.31	0.38	(0.10)	(0.10)	13.87	2.74%		117	1.42%		N/A		0.46%
10/31/10	12.38	0.04	1.36	1.40	(0.19)	(0.19)	13.59	11.40%		117	1.42%		N/A		0.27%

MassMutual Premier Disciplined Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15	$15.75	$0.29	$(1.00)	$(0.71)	$(0.29)	$(0.29)	$14.75	(4.64%	)	$163,640	0.53%		N/A		1.84%
09/30/14gg	15.15	0.14	0.46	0.60	-	-	15.75	3.96%	[b]	182,826	0.50%	[a]	N/A		1.73%	[a]
Class R5
09/30/15	$15.76	$0.28	$(1.01)	$(0.73)	$(0.27)	$(0.27)	$14.76	(4.74%	)	$46,754	0.63%		N/A		1.73%
09/30/14	13.55	0.27	2.20	2.47	(0.26)	(0.26)	15.76	18.30%		71,929	0.57%		N/A		1.81%
09/30/13	11.29	0.26	2.26	2.52	(0.26)	(0.26)	13.55	22.88%		236,830	0.56%		0.53%		2.08%
09/30/12[i]	9.94	0.22	1.32	1.54	(0.19)	(0.19)	11.29	15.93%	[b]	212,647	0.57%	[a]	0.52%	[a]	2.28%	[a]
10/31/11	9.50	0.18	0.44	0.62	(0.18)	(0.18)	9.94	6.55%		201,137	0.59%		0.57%		1.82%
10/31/10	8.44	0.17	1.07	1.24	(0.18)	(0.18)	9.50	14.89%		139,983	0.61%		N/A		1.83%
Service Class
09/30/15	$15.66	$0.26	$(1.00)	$(0.74)	$(0.26)	$(0.26)	$14.66	(4.84%	)	$65,799	0.73%		N/A		1.65%
09/30/14	13.48	0.25	2.17	2.42	(0.24)	(0.24)	15.66	18.15%		68,003	0.68%		N/A		1.66%
09/30/13	11.22	0.25	2.26	2.51	(0.25)	(0.25)	13.48	22.82%		69,162	0.65%		0.62%		2.01%
09/30/12[i]	9.88	0.21	1.31	1.52	(0.18)	(0.18)	11.22	15.78%	[b]	66,311	0.66%	[a]	0.61%	[a]	2.18%	[a]
10/31/11	9.45	0.17	0.43	0.60	(0.17)	(0.17)	9.88	6.38%		53,589	0.69%		0.68%		1.71%
10/31/10	8.39	0.16	1.07	1.23	(0.17)	(0.17)	9.45	14.87%		56,917	0.71%		N/A		1.73%

	Year ended September 30			Period ended September 30, 2012[b,i]	Year ended October 31
	2015	2014	2013		2011	2010
Portfolio turnover rate	113%	92%	145%	127%	124%	107%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/15	$15.90	$0.25	$(1.02)	$(0.77)	$(0.25)	$(0.25)	$14.88	(4.97%	)	$7,460	0.83%		N/A		1.55%
09/30/14	13.68	0.23	2.23	2.46	(0.24)	(0.24)	15.90	18.02%		7,047	0.80%		N/A		1.54%
09/30/13	11.40	0.23	2.29	2.52	(0.24)	(0.24)	13.68	22.60%		4,459	0.79%		0.76%		1.82%
09/30/12[i]	9.85	0.20	1.35	1.55	-	-	11.40	15.74%	[b]	2,717	0.80%	[a]	0.75%	[a]	2.04%	[a]
10/31/11	9.41	0.16	0.44	0.60	(0.16)	(0.16)	9.85	6.36%		1,948	0.84%		0.84%	[k]	1.53%
10/31/10	8.36	0.14	1.07	1.21	(0.16)	(0.16)	9.41	14.65%		67,006	0.86%		N/A		1.58%
Class A
09/30/15	$15.51	$0.20	$(0.98)	$(0.78)	$(0.20)	$(0.20)	$14.53	(5.13%	)	$8,081	1.08%		N/A		1.30%
09/30/14	13.36	0.19	2.15	2.34	(0.19)	(0.19)	15.51	17.67%		10,718	1.05%		N/A		1.29%
09/30/13	11.13	0.20	2.24	2.44	(0.21)	(0.21)	13.36	22.26%		11,844	1.04%		1.01%		1.60%
09/30/12[i]	9.79	0.17	1.31	1.48	(0.14)	(0.14)	11.13	15.41%	[b]	9,501	1.05%	[a]	1.00%	[a]	1.80%	[a]
10/31/11	9.36	0.13	0.43	0.56	(0.13)	(0.13)	9.79	5.99%		9,129	1.09%		1.07%		1.31%
10/31/10	8.31	0.12	1.07	1.19	(0.14)	(0.14)	9.36	14.45%		9,521	1.11%		N/A		1.33%
Class R4
09/30/15	$15.52	$0.21	$(0.98)	$(0.77)	$(0.24)	$(0.24)	$14.51	(5.10%	)	$2,524	0.98%		N/A		1.34%
09/30/14gg	14.96	0.10	0.46	0.56	-	-	15.52	3.74%	[b]	104	0.95%	[a]	N/A		1.32%	[a]
Class R3
09/30/15	$15.61	$0.19	$(1.00)	$(0.81)	$(0.18)	$(0.18)	$14.62	(5.29%	)	$185	1.23%		N/A		1.19%
09/30/14	13.43	0.16	2.17	2.33	(0.15)	(0.15)	15.61	17.48%		174	1.27%		N/A		1.06%
09/30/13	11.19	0.16	2.26	2.42	(0.18)	(0.18)	13.43	21.92%		153	1.34%		1.31%		1.30%
09/30/12[i]	9.83	0.14	1.32	1.46	(0.10)	(0.10)	11.19	15.08%	[b]	126	1.35%	[a]	1.30%	[a]	1.50%	[a]
10/31/11	9.40	0.10	0.43	0.53	(0.10)	(0.10)	9.83	5.64%		129	1.40%		1.38%		1.01%
10/31/10	8.36	0.09	1.07	1.16	(0.12)	(0.12)	9.40	13.99%		188	1.42%		N/A		1.02%

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15	$14.23	$0.14	$(0.19)	$(0.05)	$(0.13)	$(0.30)	$(0.43)	$13.75	(0.36%	)	$37		0.65%		N/A		0.99%
09/30/14gg	13.41	0.08	0.74	0.82	-	-	-	14.23	6.11%	[b]	47,537		0.62%	[a]	N/A		1.07%	[a]
Class R5
09/30/15	$14.22	$0.14	$(0.21)	$(0.07)	$(0.12)	$(0.30)	$(0.42)	$13.73	(0.50%	)	$69,529		0.76%		N/A		0.95%
09/30/14	12.10	0.12	2.11	2.23	(0.11)	-	(0.11)	14.22	18.54%		97,358		0.76%		0.72%		0.89%
09/30/13	10.32	0.13	1.78	1.91	(0.13)	-	(0.13)	12.10	18.65%		131,115		0.80%		0.71%		1.16%
09/30/12[i]	8.77	0.08	1.54	1.62	(0.07)	-	(0.07)	10.32	18.79%	[b]	121,085		0.81%	[a]	0.71%	[a]	0.97%	[a]
10/31/11	8.50	0.08	0.27	0.35	(0.08)	-	(0.08)	8.77	4.08%		111,826		0.81%		0.71%		0.91%
10/31/10	7.25	0.08	1.27	1.35	(0.10)	-	(0.10)	8.50	18.73%		125,255		0.81%		0.71%		1.01%
Service Class
09/30/15	$14.40	$0.13	$(0.21)	$(0.08)	$(0.11)	$(0.30)	$(0.41)	$13.91	(0.57%	)	$6,517		0.86%		N/A		0.88%
09/30/14	12.26	0.11	2.14	2.25	(0.11)	-	(0.11)	14.40	18.40%		6,742		0.84%		0.79%		0.82%
09/30/13	10.46	0.12	1.81	1.93	(0.13)	-	(0.13)	12.26	18.71%		5,267		0.85%		0.76%		1.11%
09/30/12[i]	8.81	0.08	1.57	1.65	-	-	-	10.46	18.73%	[b]	4,905		0.86%	[a]	0.76%	[a]	0.86%	[a]
10/31/11	8.55	0.08	0.26	0.34	(0.08)	-	(0.08)	8.81	4.00%		0	[f]	0.86%		0.76%		0.90%
10/31/10	7.30	0.04	1.30	1.34	(0.09)	-	(0.09)	8.55	18.55%		2,045		0.86%		0.76%		0.53%

	Year ended September 30			Period ended September 30, 2012[b,i]	Year ended October 31
	2015	2014	2013		2011	2010
Portfolio turnover rate	54%	53%	43%	37%	37%	51%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
f	Amount is less than $500.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/15	$14.19	$0.11	$(0.20)	$(0.09)	$(0.09)	$(0.30)	$(0.39)	$13.71	(0.63%	)	$31,644	0.96%		N/A		0.77%
09/30/14	12.08	0.09	2.11	2.20	(0.09)	-	(0.09)	14.19	18.26%		35,299	0.96%		0.92%		0.69%
09/30/13	10.30	0.11	1.78	1.89	(0.11)	-	(0.11)	12.08	18.52%		33,164	1.00%		0.91%		0.97%
09/30/12[i]	8.75	0.07	1.53	1.60	(0.05)	-	(0.05)	10.30	18.44%	[b]	32,593	1.01%	[a]	0.91%	[a]	0.77%	[a]
10/31/11	8.48	0.06	0.27	0.33	(0.06)	-	(0.06)	8.75	3.89%		39,959	1.01%		0.91%		0.71%
10/31/10	7.24	0.06	1.26	1.32	(0.08)	-	(0.08)	8.48	18.39%		46,075	1.01%		0.91%		0.81%
Class A
09/30/15	$14.07	$0.07	$(0.20)	$(0.13)	$(0.06)	$(0.30)	$(0.36)	$13.58	(0.96%	)	$12,906	1.21%		N/A		0.52%
09/30/14	11.98	0.06	2.09	2.15	(0.06)	-	(0.06)	14.07	17.99%		13,580	1.21%		1.17%		0.44%
09/30/13	10.23	0.08	1.76	1.84	(0.09)	-	(0.09)	11.98	18.18%		13,493	1.25%		1.16%		0.71%
09/30/12[i]	8.68	0.04	1.54	1.58	(0.03)	-	(0.03)	10.23	18.23%	[b]	11,976	1.26%	[a]	1.16%	[a]	0.51%	[a]
10/31/11	8.41	0.04	0.27	0.31	(0.04)	-	(0.04)	8.68	3.66%		8,120	1.26%		1.16%		0.46%
10/31/10	7.18	0.04	1.25	1.29	(0.06)	-	(0.06)	8.41	18.11%		9,236	1.26%		1.16%		0.56%
Class R4
09/30/15	$14.07	$0.09	$(0.21)	$(0.12)	$(0.08)	$(0.30)	$(0.38)	$13.57	(0.85%	)	$105	1.11%		N/A		0.63%
09/30/14gg	13.29	0.04	0.74	0.78	-	-	-	14.07	5.87%	[b]	106	1.07%	[a]	N/A		0.60%	[a]
Class R3
09/30/15	$14.15	$0.05	$(0.20)	$(0.15)	$(0.04)	$(0.30)	$(0.34)	$13.66	(1.07%	)	$140	1.36%		N/A		0.38%
09/30/14	12.03	0.03	2.11	2.14	(0.02)	-	(0.02)	14.15	17.78%		119	1.41%		1.38%		0.24%
09/30/13	10.24	0.05	1.77	1.82	(0.03)	-	(0.03)	12.03	17.82%		70	1.55%		1.46%		0.45%
09/30/12[i]	8.70	0.02	1.54	1.56	(0.02)	-	(0.02)	10.24	17.92%	[b]	94	1.56%	[a]	1.46%	[a]	0.25%	[a]
10/31/11	8.44	0.01	0.26	0.27	(0.01)	-	(0.01)	8.70	3.25%		329	1.56%		1.46%		0.17%
10/31/10	7.20	0.02	1.26	1.28	(0.04)	-	(0.04)	8.44	17.76%		270	1.56%		1.46%		0.23%

MassMutual Premier Disciplined Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15	$12.87	$0.15	$0.04	$0.19	$(0.14)	$(1.55)	$(1.69)	$11.37	1.30%		$184,981	0.50%		N/A		1.21%
09/30/14gg	12.13	0.07	0.67	0.74	-	-	-	12.87	6.18%	[b]	182,512	0.50%	[a]	N/A		1.14%	[a]
Class R5
09/30/15	$12.88	$0.14	$0.04	$0.18	$(0.13)	$(1.55)	$(1.68)	$11.38	1.29%		$85,630	0.60%		N/A		1.12%
09/30/14	13.26	0.15	2.17	2.32	(0.16)	(2.54)	(2.70)	12.88	19.60%		110,762	0.57%		N/A		1.16%
09/30/13	11.17	0.18	2.11	2.29	(0.17)	(0.03)	(0.20)	13.26	20.83%		209,795	0.56%		0.53%		1.50%
09/30/12[i]	9.67	0.14	1.46	1.60	(0.10)	-	(0.10)	11.17	16.92%	[b]	211,276	0.57%	[a]	0.52%	[a]	1.50%	[a]
10/31/11	8.90	0.10	0.77	0.87	(0.10)	-	(0.10)	9.67	9.81%		176,486	0.57%		0.55%		1.03%
10/31/10	7.53	0.09	1.37	1.46	(0.09)	-	(0.09)	8.90	19.53%		75,732	0.57%		N/A		1.10%
Service Class
09/30/15	$12.90	$0.12	$0.05	$0.17	$(0.12)	$(1.55)	$(1.67)	$11.40	1.19%		$87,882	0.70%		N/A		1.02%
09/30/14	13.28	0.13	2.18	2.31	(0.15)	(2.54)	(2.69)	12.90	19.45%		86,743	0.67%		N/A		1.02%
09/30/13	11.19	0.17	2.11	2.28	(0.16)	(0.03)	(0.19)	13.28	20.79%		64,469	0.65%		0.62%		1.42%
09/30/12[i]	9.68	0.13	1.48	1.61	(0.10)	-	(0.10)	11.19	16.81%	[b]	57,792	0.66%	[a]	0.61%	[a]	1.40%	[a]
10/31/11	8.91	0.10	0.77	0.87	(0.10)	-	(0.10)	9.68	9.62%		49,364	0.63%		0.61%		1.01%
10/31/10	7.54	0.09	1.37	1.46	(0.09)	-	(0.09)	8.91	19.59%		44,495	0.62%		N/A		1.06%

	Year ended September 30			Period ended September 30, 2012[b,i]	Year ended October 31
	2015	2014	2013		2011	2010
Portfolio turnover rate	138%	142%	153%	142%	134%	100%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/15	$12.98	$0.11	$0.04	$0.15	$(0.10)	$(1.55)	$(1.65)	$11.48	1.08%		$33,634	0.80%		N/A		0.91%
09/30/14	13.35	0.12	2.19	2.31	(0.14)	(2.54)	(2.68)	12.98	19.33%		24,252	0.79%		N/A		0.92%
09/30/13	11.26	0.15	2.12	2.27	(0.15)	(0.03)	(0.18)	13.35	20.58%		20,092	0.78%		0.75%		1.23%
09/30/12[i]	9.65	0.12	1.49	1.61	-	-	-	11.26	16.68%	[b]	8,593	0.80%	[a]	0.75%	[a]	1.22%	[a]
10/31/11	8.88	0.09	0.76	0.85	(0.08)	-	(0.08)	9.65	9.50%		512	0.76%		0.76%	[k]	0.97%
10/31/10	7.51	0.07	1.38	1.45	(0.08)	-	(0.08)	8.88	19.34%		67,882	0.77%		N/A		0.91%
Class A
09/30/15	$12.74	$0.08	$0.04	$0.12	$(0.08)	$(1.55)	$(1.63)	$11.23	0.78%		$38,035	1.05%		N/A		0.66%
09/30/14	13.15	0.08	2.16	2.24	(0.11)	(2.54)	(2.65)	12.74	19.02%		35,193	1.04%		N/A		0.66%
09/30/13	11.10	0.12	2.09	2.21	(0.13)	(0.03)	(0.16)	13.15	20.27%		19,445	1.04%		1.01%		1.03%
09/30/12[i]	9.60	0.10	1.46	1.56	(0.06)	-	(0.06)	11.10	16.37%	[b]	14,686	1.05%	[a]	1.00%	[a]	1.00%	[a]
10/31/11	8.84	0.06	0.76	0.82	(0.06)	-	(0.06)	9.60	9.33%		6,587	1.03%		1.01%		0.61%
10/31/10	7.48	0.05	1.37	1.42	(0.06)	-	(0.06)	8.84	19.05%		4,712	1.02%		N/A		0.65%
Class R4
09/30/15	$12.74	$0.09	$0.05	$0.14	$(0.10)	$(1.55)	$(1.65)	$11.23	0.94%		$6,003	0.95%		N/A		0.78%
09/30/14gg	12.03	0.04	0.67	0.71	-	-	-	12.74	5.90%	[b]	106	0.95%	[a]	N/A		0.68%	[a]
Class R3
09/30/15	$12.73	$0.06	$0.04	$0.10	$(0.07)	$(1.55)	$(1.62)	$11.21	0.66%		$3,637	1.20%		N/A		0.51%
09/30/14gg	12.03	0.03	0.67	0.70	-	-	-	12.73	5.82%	[b]	106	1.20%	[a]	N/A		0.43%	[a]

MassMutual Premier Small Cap Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15	$15.78	$0.13	$0.44	$0.57	$(0.17)	$(2.34)	$(2.51)	$13.84	2.63%		$0	[f]	0.68%		N/A		0.84%
09/30/14gg	16.45	0.39	(1.06)	(0.67)	-	-	-	15.78	(4.07%	)[b]	4,801		0.66%	[a]	N/A		4.79%	[a]
Class R5
09/30/15	$15.77	$0.13	$0.41	$0.54	$(0.15)	$(2.34)	$(2.49)	$13.82	2.44%		$58,840		0.79%		N/A		0.82%
09/30/14	14.92	0.17	0.83	1.00	(0.15)	-	(0.15)	15.77	6.75%		73,288		0.74%		N/A		1.04%
09/30/13	11.03	0.16	3.86	4.02	(0.13)	-	(0.13)	14.92	36.88%		83,213		0.73%		0.70%		1.23%
09/30/12[i]	9.77	0.09	1.24	1.33	(0.07)	-	(0.07)	11.03	13.78%	[b]	68,091		0.78%	[a]	0.69%	[a]	1.00%	[a]
10/31/11	9.15	0.07	0.62	0.69	(0.07)	-	(0.07)	9.77	7.53%		118,553		0.76%		0.69%		0.74%
10/31/10	7.37	0.06	1.77	1.83	(0.05)	-	(0.05)	9.15	24.90%		129,831		0.76%		0.69%		0.69%
Service Class
09/30/15	$15.76	$0.11	$0.43	$0.54	$(0.15)	$(2.34)	$(2.49)	$13.81	2.41%		$6,927		0.89%		N/A		0.73%
09/30/14	14.92	0.16	0.82	0.98	(0.14)	-	(0.14)	15.76	6.60%		6,865		0.84%		N/A		0.98%
09/30/13	11.03	0.14	3.88	4.02	(0.13)	-	(0.13)	14.92	36.79%		2,627		0.83%		0.80%		1.15%
09/30/12[i]	9.76	0.09	1.23	1.32	(0.05)	-	(0.05)	11.03	13.65%	[b]	3,299		0.88%	[a]	0.79%	[a]	0.94%	[a]
10/31/11	9.14	0.06	0.62	0.68	(0.06)	-	(0.06)	9.76	7.45%		1,972		0.86%		0.79%		0.63%
10/31/10	7.36	0.05	1.77	1.82	(0.04)	-	(0.04)	9.14	24.83%		1,718		0.86%		0.79%		0.58%

	Year ended September 30			Period ended September 30, 2012[b,i]	Year ended October 31
	2015	2014	2013		2011	2010
Portfolio turnover rate	52%	66%	91%	79%[q]	96%	62%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
f	Amount is less than $500.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover rate excludes securities sold from redemptions in-kind. Securities sold from redemptions in-kind had no impact on portfolio turnover rate.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/15	$15.68	$0.10	$0.41	$0.51	$(0.13)	$(2.34)	$(2.47)	$13.72	2.25%		$18,171	0.99%		N/A		0.64%
09/30/14	14.84	0.14	0.83	0.97	(0.13)	-	(0.13)	15.68	6.55%		17,595	0.95%		N/A		0.86%
09/30/13	10.98	0.13	3.85	3.98	(0.12)	-	(0.12)	14.84	36.60%		9,661	0.93%		0.90%		1.02%
09/30/12[i]	9.72	0.08	1.23	1.31	(0.05)	-	(0.05)	10.98	13.60%	[b]	5,928	0.98%	[a]	0.89%	[a]	0.83%	[a]
10/31/11	9.08	0.05	0.62	0.67	(0.03)	-	(0.03)	9.72	7.37%		2,534	0.96%		0.89%		0.54%
10/31/10	7.31	0.04	1.77	1.81	(0.04)	-	(0.04)	9.08	24.77%		5,341	0.96%		0.89%		0.48%
Class A
09/30/15	$15.43	$0.06	$0.42	$0.48	$(0.08)	$(2.34)	$(2.42)	$13.49	2.04%		$66,359	1.24%		N/A		0.38%
09/30/14	14.62	0.09	0.81	0.90	(0.09)	-	(0.09)	15.43	6.19%		70,281	1.19%		N/A		0.60%
09/30/13	10.80	0.10	3.80	3.90	(0.08)	-	(0.08)	14.62	36.40%		77,201	1.18%		1.15%		0.77%
09/30/12[i]	9.56	0.05	1.21	1.26	(0.02)	-	(0.02)	10.80	13.25%	[b]	58,551	1.23%	[a]	1.14%	[a]	0.50%	[a]
10/31/11	8.95	0.03	0.61	0.64	(0.03)	-	(0.03)	9.56	7.13%		58,004	1.21%		1.14%		0.30%
10/31/10	7.21	0.02	1.74	1.76	(0.02)	-	(0.02)	8.95	24.39%		68,521	1.21%		1.14%		0.24%
Class R4
09/30/15	$15.44	$0.12	$0.38	$0.50	$(0.12)	$(2.34)	$(2.46)	$13.48	2.17%		$571	1.14%		N/A		0.84%
09/30/14gg	16.14	0.04	(0.74)	(0.70)	-	-	-	15.44	(4.34%	)[b]	96	1.11%	[a]	N/A		0.46%	[a]
Class R3
09/30/15	$15.42	$0.07	$0.40	$0.47	$(0.09)	$(2.34)	$(2.43)	$13.46	1.97%		$1,245	1.39%		N/A		0.45%
09/30/14gg	16.14	0.02	(0.74)	(0.72)	-	-	-	15.42	(4.46%	)[b]	96	1.36%	[a]	N/A		0.21%	[a]

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15	$15.11	$0.18	$(0.46)	$(0.28)	$(0.19)	$(0.70)	$(0.89)	$13.94	(1.92%	)	$1,044	0.84%		N/A		1.16%
09/30/14gg	14.85	0.13	0.13	0.26	-	-	-	15.11	1.75%	[b]	102	0.84%	[a]	N/A		1.75%	[a]
Class R5
09/30/15	$15.11	$0.15	$(0.46)	$(0.31)	$(0.17)	$(0.70)	$(0.87)	$13.93	(2.07%	)	$166,316	0.94%		N/A		0.99%
09/30/14	13.99	0.15	1.25	1.40	(0.16)	(0.12)	(0.28)	15.11	10.18%		206,074	0.99%		0.91%		0.99%
09/30/13	11.19	0.16	2.79	2.95	(0.15)	-	(0.15)	13.99	26.55%		213,577	1.05%		0.89%		1.28%
09/30/12[i]	10.55	0.14	0.65	0.79	(0.15)	-	(0.15)	11.19	7.74%	[b]	195,534	1.05%	[a]	0.89%	[a]	1.44%	[a]
10/31/11	10.67	0.14	(0.10)	0.04	(0.16)	-	(0.16)	10.55	0.37%		202,981	1.04%		0.89%		1.27%
10/31/10	9.16	0.11	1.51	1.62	(0.11)	-	(0.11)	10.67	17.88%		219,639	1.07%		0.89%		1.15%
Service Class
09/30/15	$15.01	$0.14	$(0.46)	$(0.32)	$(0.16)	$(0.70)	$(0.86)	$13.83	(2.15%	)	$30,582	1.04%		N/A		0.95%
09/30/14	13.90	0.15	1.22	1.37	(0.14)	(0.12)	(0.26)	15.01	9.96%		14,038	1.05%		1.03%		0.99%
09/30/13	11.12	0.14	2.78	2.92	(0.14)	-	(0.14)	13.90	26.47%		8,558	1.08%		1.03%		1.13%
09/30/12[i]	10.48	0.12	0.65	0.77	(0.13)	-	(0.13)	11.12	7.58%	[b]	7,389	1.08%	[a]	1.03%	[a]	1.29%	[a]
10/31/11	10.61	0.13	(0.10)	0.03	(0.16)	-	(0.16)	10.48	0.21%		7,000	1.07%		1.03%		1.13%
10/31/10	9.11	0.10	1.50	1.60	(0.10)	-	(0.10)	10.61	17.75%		6,727	1.10%		1.03%		1.02%

	Year ended September 30			Period ended September 30, 2012[b,i]	Year ended October 31
	2015	2014	2013		2011	2010
Portfolio turnover rate	32%	27%	28%	27%	26%	29%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/15	$15.08	$0.12	$(0.45)	$(0.33)	$(0.14)	$(0.70)	$(0.84)	$13.91	(2.23%	)	$120,753	1.14%		N/A		0.79%
09/30/14	13.96	0.11	1.25	1.36	(0.12)	(0.12)	(0.24)	15.08	9.87%		136,272	1.18%		1.14%		0.77%
09/30/13	11.17	0.13	2.79	2.92	(0.13)	-	(0.13)	13.96	26.30%		128,755	1.23%		1.14%		1.01%
09/30/12[i]	10.53	0.11	0.65	0.76	(0.12)	-	(0.12)	11.17	7.42%	[b]	109,534	1.23%	[a]	1.14%	[a]	1.19%	[a]
10/31/11	10.64	0.11	(0.08)	0.03	(0.14)	-	(0.14)	10.53	0.11%		118,025	1.22%		1.14%		1.03%
10/31/10	9.14	0.09	1.50	1.59	(0.09)	-	(0.09)	10.64	17.65%		131,965	1.25%		1.14%		0.92%
Class A
09/30/15	$14.92	$0.08	$(0.44)	$(0.36)	$(0.09)	$(0.70)	$(0.79)	$13.77	(2.44%	)	$40,690	1.39%		N/A		0.54%
09/30/14	13.82	0.07	1.24	1.31	(0.09)	(0.12)	(0.21)	14.92	9.54%		46,399	1.43%		1.41%		0.48%
09/30/13	11.06	0.09	2.76	2.85	(0.09)	-	(0.09)	13.82	25.94%		48,500	1.48%		1.43%		0.72%
09/30/12[i]	10.42	0.09	0.64	0.73	(0.09)	-	(0.09)	11.06	7.11%	[b]	41,351	1.48%	[a]	1.43%	[a]	0.92%	[a]
10/31/11	10.54	0.08	(0.09)	(0.01)	(0.11)	-	(0.11)	10.42	(0.11%	)	37,485	1.47%		1.43%		0.73%
10/31/10	9.06	0.06	1.49	1.55	(0.07)	-	(0.07)	10.54	17.23%		41,888	1.50%		1.43%		0.61%
Class R4
09/30/15	$14.93	$0.12	$(0.48)	$(0.36)	$(0.13)	$(0.70)	$(0.83)	$13.74	(2.44%	)	$729	1.29%		N/A		0.79%
09/30/14gg	14.70	0.10	0.13	0.23	-	-	-	14.93	1.56%	[b]	102	1.29%	[a]	N/A		1.30%	[a]
Class R3
09/30/15	$14.97	$0.05	$(0.43)	$(0.38)	$(0.10)	$(0.70)	$(0.80)	$13.79	(2.63%	)	$2,905	1.54%		N/A		0.36%
09/30/14	13.86	0.07	1.24	1.31	(0.08)	(0.12)	(0.20)	14.97	9.49%		1,523	1.64%		1.53%		0.48%
09/30/13	11.10	0.08	2.77	2.85	(0.09)	-	(0.09)	13.86	25.81%		1,235	1.78%		1.52%		0.63%
09/30/12[i]	10.46	0.08	0.64	0.72	(0.08)	-	(0.08)	11.10	7.07%	[b]	930	1.78%	[a]	1.52%	[a]	0.83%	[a]
10/31/11	10.58	0.07	(0.09)	(0.02)	(0.10)	-	(0.10)	10.46	(0.33%	)	828	1.77%		1.52%		0.64%
10/31/10	9.09	0.06	1.49	1.55	(0.06)	-	(0.06)	10.58	17.26%		766	1.80%		1.52%		0.58%

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios /Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
09/30/15	$14.39	$0.18	$(0.60)	$(0.42)	$(0.18)	$(2.24)	$(2.42)	$11.55	(3.02%	)	$169,842	0.96%		1.42%
09/30/14gg	15.47	0.14	(1.22)	(1.08)	-	-	-	14.39	(6.98%	)[b]	64,208	0.96%	[a]	1.83%	[a]
Class R5
09/30/15	$14.38	$0.13	$(0.57)	$(0.44)	$(0.16)	$(2.24)	$(2.40)	$11.54	(3.17%	)	$251,687	1.06%		1.05%
09/30/14	15.92	0.15	(0.16)	(0.01)	(0.19)	(1.34)	(1.53)	14.38	(0.32%	)	351,818	1.06%		0.97%
09/30/13	13.20	0.21	3.14	3.35	(0.20)	(0.43)	(0.63)	15.92	26.22%		445,260	1.07%		1.46%
09/30/12[i]	13.95	0.18	0.71	0.89	(0.23)	(1.41)	(1.64)	13.20	8.60%	[b]	396,711	1.07%	[a]	1.52%	[a]
10/31/11	13.94	0.16	(0.01)	0.15	(0.14)	-	(0.14)	13.95	1.08%		554,169	1.07%		1.10%
10/31/10	12.27	0.13	1.67	1.80	(0.13)	-	(0.13)	13.94	14.81%		584,158	1.10%		1.00%
Service Class
09/30/15	$14.34	$0.13	$(0.57)	$(0.44)	$(0.15)	$(2.24)	$(2.39)	$11.51	(3.20%	)	$21,741	1.16%		1.03%
09/30/14	15.90	0.14	(0.17)	(0.03)	(0.19)	(1.34)	(1.53)	14.34	(0.46%	)	23,473	1.12%		0.88%
09/30/13	13.18	0.20	3.15	3.35	(0.20)	(0.43)	(0.63)	15.90	26.23%		25,987	1.10%		1.42%
09/30/12[i]	13.94	0.19	0.69	0.88	(0.23)	(1.41)	(1.64)	13.18	8.58%	[b]	21,882	1.10%	[a]	1.62%	[a]
10/31/11	13.92	0.16	(0.02)	0.14	(0.12)	-	(0.12)	13.94	1.00%		19,430	1.10%		1.10%
10/31/10	12.26	0.12	1.67	1.79	(0.13)	-	(0.13)	13.92	14.80%		15,773	1.12%		0.98%

	Year ended September 30			Period ended September 30, 2012[b,i]	Year ended October 31
	2015	2014	2013		2011	2010
Portfolio turnover rate	45%	76%	56%	36%	47%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
i	For the period November 1, 2011 through September 30, 2012.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders							Ratios /Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Administrative Class
09/30/15	$14.27	$0.12	$(0.56)	$(0.44)	$(0.14)	$(2.24)	$(2.38)	$11.45	(3.28%	)	$19,307	1.26%		0.96%
09/30/14	15.82	0.13	(0.18)	(0.05)	(0.16)	(1.34)	(1.50)	14.27	(0.57%	)	18,339	1.25%		0.86%
09/30/13	13.13	0.19	3.11	3.30	(0.18)	(0.43)	(0.61)	15.82	25.96%		18,017	1.25%		1.31%
09/30/12[i]	13.82	0.17	0.70	0.87	(0.15)	(1.41)	(1.56)	13.13	8.46%	[b]	15,173	1.25%	[a]	1.47%	[a]
10/31/11	13.81	0.14	(0.01)	0.13	(0.12)	-	(0.12)	13.82	0.91%		12,331	1.25%		0.94%
10/31/10	12.16	0.10	1.66	1.76	(0.11)	-	(0.11)	13.81	14.64%		50,937	1.27%		0.77%
Class A
09/30/15	$13.94	$0.08	$(0.56)	$(0.48)	$(0.10)	$(2.24)	$(2.34)	$11.12	(3.54%	)	$47,166	1.51%		0.65%
09/30/14	15.48	0.09	(0.17)	(0.08)	(0.12)	(1.34)	(1.46)	13.94	(0.77%	)	53,155	1.50%		0.58%
09/30/13	12.85	0.14	3.06	3.20	(0.14)	(0.43)	(0.57)	15.48	25.70%		56,137	1.50%		1.04%
09/30/12[i]	13.62	0.13	0.68	0.81	(0.17)	(1.41)	(1.58)	12.85	8.16%	[b]	46,292	1.50%	[a]	1.20%	[a]
10/31/11	13.62	0.09	(0.00)[d]	0.09	(0.09)	-	(0.09)	13.62	0.63%		47,318	1.50%		0.65%
10/31/10	12.00	0.07	1.64	1.71	(0.09)	-	(0.09)	13.62	14.39%		50,227	1.53%		0.56%
Class R4
09/30/15	$13.94	$0.09	$(0.55)	$(0.46)	$(0.13)	$(2.24)	$(2.37)	$11.11	(3.46%	)	$349	1.41%		0.73%
09/30/14gg	15.03	0.11	(1.20)	(1.09)	-	-	-	13.94	(7.25%	)[b]	93	1.41%	[a]	1.47%	[a]
Class R3
09/30/15	$13.93	$0.05	$(0.54)	$(0.49)	$(0.11)	$(2.24)	$(2.35)	$11.09	(3.76%	)	$524	1.66%		0.41%
09/30/14gg	15.03	0.09	(1.19)	(1.10)	-	-	-	13.93	(7.32%	)[b]	93	1.66%	[a]	1.22%	[a]

MassMutual Premier Strategic Emerging Markets Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/15	$12.11	$0.09	$(2.87)	$(2.78)	$(0.14)	$-	$(0.14)	$9.19	(23.13%	)	$127,823	1.37%		1.05%		0.77%
09/30/14	11.68	0.08	0.50	0.58	(0.15)	-	(0.15)	12.11	5.01%		140,584	1.34%		1.02%		0.68%
09/30/13	12.03	0.16	(0.41)	(0.25)	(0.10)	-	(0.10)	11.68	(2.10%	)	115,463	1.23%		0.99%		1.30%
09/30/12[i]	14.09	0.12	(0.28)	(0.16)	(0.16)	(1.74)	(1.90)	12.03	0.51%	[b]	134,793	1.24%	[a]	0.99%	[a]	1.11%	[a]
10/31/11[h]	15.70	0.20	(1.81)	(1.61)	-	-	-	14.09	(10.25%	)[b]	92,878	1.26%	[a]	0.99%	[a]	1.98%	[a]
Class R5
09/30/15	$12.24	$0.08	$(2.89)	$(2.81)	$(0.13)	$-	$(0.13)	$9.30	(23.20%	)	$7,389	1.47%		1.15%		0.67%
09/30/14	11.81	0.07	0.49	0.56	(0.13)	-	(0.13)	12.24	4.88%		8,869	1.47%		1.15%		0.55%
09/30/13	12.17	0.15	(0.42)	(0.27)	(0.09)	-	(0.09)	11.81	(2.29%	)	7,008	1.39%		1.15%		1.22%
09/30/12[i]	14.07	0.05	(0.21)	(0.16)	-	(1.74)	(1.74)	12.17	0.36%	[b]	6,110	1.40%	[a]	1.15%	[a]	0.43%	[a]
10/31/11	17.79	0.16	(2.30)	(2.14)	(0.05)	(1.53)	(1.58)	14.07	(13.17%	)	51,005	1.34%		1.15%		1.01%
10/31/10	16.49	0.10	3.62	3.72	(0.14)	(2.28)	(2.42)	17.79	25.30%		107,589	1.27%		1.15%		0.60%
Service Class
09/30/15	$12.09	$0.07	$(2.87)	$(2.80)	$(0.12)	$-	$(0.12)	$9.17	(23.23%	)	$7,015	1.57%		1.25%		0.63%
09/30/14	11.66	0.06	0.49	0.55	(0.12)	-	(0.12)	12.09	4.75%		256	1.57%		1.25%		0.46%
09/30/13	12.01	0.13	(0.40)	(0.27)	(0.08)	-	(0.08)	11.66	(2.34%	)	206	1.49%		1.25%		1.06%
09/30/12[i]	14.06	0.09	(0.28)	(0.19)	(0.12)	(1.74)	(1.86)	12.01	0.23%	[b]	203	1.50%	[a]	1.25%	[a]	0.86%	[a]
10/31/11	17.77	0.18	(2.32)	(2.14)	(0.04)	(1.53)	(1.57)	14.06	(13.22%	)	188	1.46%		1.25%		1.13%
10/31/10	16.48	0.08	3.62	3.70	(0.13)	(2.28)	(2.41)	17.77	25.14%		206	1.37%		1.25%		0.47%

	Year ended September 30			Period ended September 30, 2012[b,i]	Year ended October 31
	2015	2014	2013		2011	2010
Portfolio turnover rate	40%	108%	75%	76%	84%	45%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
f	Amount is less than $500.
h	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/15	$12.15	$0.06		$(2.88)	$(2.82)	$(0.10)	$-	$(0.10)	$9.23	(23.32%	)	$431		1.67%		1.35%		0.54%
09/30/14	11.72	0.07		0.47	0.54	(0.11)	-	(0.11)	12.15	4.61%		409		1.68%		1.37%		0.59%
09/30/13	12.09	0.13		(0.43)	(0.30)	(0.07)	-	(0.07)	11.72	(2.50%	)	98		1.64%		1.40%		1.09%
09/30/12[i]	14.02	0.15		(0.34)	(0.19)	-	(1.74)	(1.74)	12.09	0.12%	[b]	63		1.65%	[a]	1.40%	[a]	1.37%	[a]
10/31/11	17.73	0.12		(2.28)	(2.16)	(0.02)	(1.53)	(1.55)	14.02	(13.34%	)	0	[f]	1.57%		1.39%		0.71%
10/31/10	16.45	0.06		3.62	3.68	(0.12)	(2.28)	(2.40)	17.73	25.02%		56,938		1.52%		1.40%		0.37%
Class A
09/30/15	$12.04	$0.00	[d]	$(2.81)	$(2.81)	$(0.10)	$-	$(0.10)	$9.13	(23.47%	)	$190		1.92%		1.60%		0.02%
09/30/14	11.61	(0.01)		0.51	0.50	(0.07)	-	(0.07)	12.04	4.36%		470		1.94%		1.62%		(0.05%	)
09/30/13	11.94	0.08		(0.41)	(0.33)	-	-	-	11.61	(2.76%	)	336		1.89%		1.65%		0.63%
09/30/12[i]	13.95	0.05		(0.28)	(0.23)	(0.04)	(1.74)	(1.78)	11.94	(0.19%	)[b]	379		1.90%	[a]	1.65%	[a]	0.50%	[a]
10/31/11	17.68	0.10		(2.30)	(2.20)	-	(1.53)	(1.53)	13.95	(13.60%	)	396		1.85%		1.65%		0.64%
10/31/10	16.42	0.01		3.62	3.63	(0.09)	(2.28)	(2.37)	17.68	24.70%		655		1.77%		1.65%		0.09%
Class R4
09/30/15	$12.05	$0.03		$(2.84)	$(2.81)	$(0.10)	$-	$(0.10)	$9.14	(23.45%	)	$112		1.82%		1.50%		0.27%
09/30/14gg	11.64	0.05		0.36	0.41	-	-	-	12.05	3.52%	[b]	103		1.82%	[a]	1.50%	[a]	0.76%	[a]
Class R3
09/30/15	$12.03	$0.03		$(2.86)	$(2.83)	$(0.08)	$-	$(0.08)	$9.12	(23.57%	)	$184		2.07%		1.75%		0.24%
09/30/14gg	11.64	0.03		0.36	0.39	-	-	-	12.03	3.35%	[b]	103		2.07%	[a]	1.75%	[a]	0.51%	[a]

Notes to Financial Statements

1.	The Funds

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 15 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Premier Money Market Fund (“Money Market Fund”)

MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MassMutual Premier Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MassMutual Premier Core Bond Fund (“Core Bond Fund”)

MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”)

MassMutual Premier High Yield Fund (“High Yield Fund”)

MassMutual Premier Balanced Fund (“Balanced Fund”)

MassMutual Premier Value Fund (“Value Fund”)

MassMutual Premier Disciplined Value Fund (“Disciplined Value Fund”)

MassMutual Premier Main Street Fund (“Main Street Fund”)

MassMutual Premier Disciplined Growth Fund (“Disciplined Growth Fund”)

MassMutual Premier Small Cap Opportunities Fund (“Small Cap Opportunities Fund”)

MassMutual Premier Global Fund (“Global Fund”)

MassMutual Premier International Equity Fund (“International Equity Fund”)

MassMutual Premier Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

Effective March 7, 2014, Class A and Class Y shares of the Money Market Fund merged into Class S shares. Effective April 1, 2014, Class Z shares were renamed Class I shares, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, Class L shares were renamed Administrative Class shares, and Class N shares were renamed Class R3 shares, for each Fund.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Money Market Fund’s operations and return potential.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Notes to Financial Statements (Continued)

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds other than the Money Market Fund, short-term debt securities are valued at amortized cost or a price the Funds’ investment adviser determines more closely approximates cost. The Money Market Fund’s portfolio securities are valued at amortized cost, which approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market,

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

Notes to Financial Statements (Continued)

The Money Market Fund characterized all investments at Level 2, as of September 30, 2015. The Disciplined Growth Fund and Small Cap Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2015. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2015, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Short-Duration Bond Fund
Asset Investments
Preferred Stock	$2,472,935	$-	$-	$2,472,935
Corporate Debt	-	208,432,111	-	208,432,111
Municipal Obligations	-	2,661,195	-	2,661,195
Non-U.S. Government Agency Obligations	-	161,832,591	612,365	162,444,956
U.S. Government Agency Obligations and Instrumentalities	-	38,125,423	-	38,125,423
U.S. Treasury Obligations	-	98,233,707	-	98,233,707
Short-Term Investments	-	18,715,936	-	18,715,936

Total Investments	$2,472,935	$528,000,963	$612,365	$531,086,263

Asset Derivatives
Futures Contracts	$406,821	$-	$-	$406,821

Liability Derivatives
Futures Contracts	$(164,142)	$-	$-	$(164,142)
Swap Agreements	-	(39,516)	-	(39,516)

Total	$(164,142)	$(39,516)	$-	$(203,658)

Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$15,509,554	$-	$15,509,554
Municipal Obligations	-	902,080	-	902,080
Non-U.S. Government Agency Obligations	-	152,249,873	341,827	152,591,700
U.S. Government Agency Obligations and Instrumentalities	-	205,982	-	205,982
U.S. Treasury Obligations	-	316,159,429	-	316,159,429
Purchased Options	-	276,528	-	276,528
Short-Term Investments	-	102,821,249	-	102,821,249

Total Investments	$-	$588,124,695	$341,827	$588,466,522

Asset Derivatives
Futures Contracts	$4,669	$-	$-	$4,669

Liability Derivatives
Futures Contracts	$(50,138)	$-	$-	$(50,138)
Swap Agreements	-	(45,838)	-	(45,838)

Total	$(50,138)	$(45,838)	$-	$(95,976)

Core Bond Fund
Asset Investments
Preferred Stock	$10,241,251	$-	$-	$10,241,251
Corporate Debt	-	781,433,403	-	781,433,403
Municipal Obligations	-	16,811,595	-	16,811,595

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Core Bond Fund (Continued)
Asset Investments (Continued)
Non-U.S. Government Agency Obligations	$-	$326,149,148	$1,542,794	$327,691,942
Sovereign Debt Obligations	-	12,354,805	-	12,354,805
U.S. Government Agency Obligations and Instrumentalities	-	404,116,884	-	404,116,884
U.S. Treasury Obligations	-	16,750,612	-	16,750,612
Short-Term Investments	-	337,641,663	-	337,641,663

Total Investments	$10,241,251	$1,895,258,110	$1,542,794	$1,907,042,155

Asset Derivatives
Futures Contracts	$2,008,207	$-	$-	$2,008,207

Liability Derivatives
Futures Contracts	$(1,825,451)	$-	$-	$(1,825,451)
Swap Agreements	-	(110,871)	-	(110,871)

Total	$(1,825,451)	$(110,871)	$-	$(1,936,322)

Diversified Bond Fund
Asset Investments
Common Stock	$-	$-	$24,752	$24,752
Preferred Stock	1,017,059	-	-	1,017,059
Corporate Debt	-	76,545,255	-	76,545,255
Municipal Obligations	-	630,541	-	630,541
Non-U.S. Government Agency Obligations	-	36,869,484	235,350	37,104,834
Sovereign Debt Obligations	-	1,420,886	-	1,420,886
U.S. Government Agency Obligations and Instrumentalities	-	44,002,107	-	44,002,107
U.S. Treasury Obligations	-	9,115,454	-	9,115,454
Purchased Options	-	737,725	-	737,725
Short-Term Investments	-	40,757,495	-	40,757,495

Total Investments	$1,017,059	$210,078,947	$260,102	$211,356,108

Asset Derivatives
Forward Contracts	$-	$27,065	$-	$27,065
Futures Contracts	116,980	-	-	116,980

Total	$116,980	$27,065	$-	$144,045

Liability Derivatives
Forward Contracts	$-	$(25,412)	$-	$(25,412)
Futures Contracts	(87,711)	-	-	(87,711)
Swap Agreements	-	(11,855)	-	(11,855)

Total	$(87,711)	$(37,267)	$-	$(124,978)

High Yield Fund
Asset Investments
Common Stock	$-	$-	$303,571	$303,571
Bank Loans	-	6,921,937	-	6,921,937
Corporate Debt	-	231,611,458	-	231,611,458
Short-Term Investments	-	26,788,525	-	26,788,525

Total Investments	$-	$265,321,920	$303,571	$265,625,491

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Balanced Fund
Asset Investments
Common Stock	$62,838,151	$-		$-	$62,838,151
Preferred Stock	360,577	-		-	360,577
Corporate Debt	-	19,714,442		-	19,714,442
Municipal Obligations	-	677,961		-	677,961
Non-U.S. Government Agency Obligations	-	9,303,558		-	9,303,558
Sovereign Debt Obligations	-	397,539		-	397,539
U.S. Government Agency Obligations and Instrumentalities	-	10,756,869		-	10,756,869
U.S. Treasury Obligations	-	275,438		-	275,438
Mutual Funds	9,946,741	-		-	9,946,741
Rights	-	-		4,050	4,050
Short-Term Investments	-	14,591,662		-	14,591,662

Total Investments	$73,145,469	$55,717,469		$4,050	$128,866,988

Asset Derivatives
Futures Contracts	$45,701	$-		$-	$45,701

Liability Derivatives
Futures Contracts	$(41,661)	$-		$-	$(41,661)
Swap Agreements	-	(3,688)		-	(3,688)

Total	$(41,661)	$(3,688)		$-	$(45,349)

Value Fund
Asset Investments
Common Stock	$62,929,920	$1,716,424		$-	$64,646,344
Mutual Funds	562,475	-		-	562,475
Short-Term Investments	-	703,966		-	703,966

Total Investments	$63,492,395	$2,420,390		$-	$65,912,785

Disciplined Value Fund
Asset Investments
Common Stock	$292,697,934	$-		$-	$292,697,934
Rights	-	-		9,858	9,858
Short-Term Investments	-	1,332,362		-	1,332,362

Total Investments	$292,697,934	$1,332,362		$9,858	$294,040,154

Main Street Fund
Asset Investments
Common Stock	$114,265,548	$2,472,202	*	$-	$116,737,750
Mutual Funds	1,975,894	-		-	1,975,894
Short-Term Investments	-	3,464,102		-	3,464,102

Total Investments	$116,241,442	$5,936,304		$-	$122,177,746

Global Fund
Asset Investments
Common Stock	$180,596,550	$171,616,287	*	$-	$352,212,837
Preferred Stock	-	5,835,910		-	5,835,910
Mutual Funds	13,672,302	-		-	13,672,302

Total Investments	$194,268,852	$177,452,197		$-	$371,721,049

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
International Equity Fund
Asset Investments
Common Stock	$36,283,272	$466,893,043	*	$-		$503,176,315
Preferred Stock	-	87,591		-		87,591
Mutual Funds	26,717,489	-		-		26,717,489
Warrants	-	-		-	†	-

Total Investments	$63,000,761	$466,980,634		$-		$529,981,395

Strategic Emerging Markets Fund
Asset Investments
Common Stock	$35,574,402	$96,138,089	*	$-		$131,712,491
Preferred Stock	-	3,556,500		-		3,556,500
Mutual Funds	6,439,456	-		-		6,439,456
Warrants	-	23,555		-		23,555
Short-Term Investments	-	8,558,302		-		8,558,302

Total Investments	$42,013,858	$108,276,446		$-		$150,290,304

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.
†	Represents a security at $0 value as of September 30, 2015.

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2015.

Statements of Assets and Liabilities location:	Short-Duration Bond Fund	Inflation-Protected and Income Fund	Core Bond Fund	Diversified Bond	High Yield Fund	Balanced Fund

Receivables from:
Investments sold on a when-issued basis			X	X		X
Collateral pledged for reverse repurchase agreements		X

Payables from:
Reverse repurchase agreements		X
Investments purchased on a when-issued basis	X	X	X	X	X	X
Collateral held for open swap agreements				X
Collateral held for when-issued securities			X	X
Due to Custodian	X	X		X		X

Statements of Assets and Liabilities location:	Value Fund	Main Street Fund	Small Cap Opportunities Fund	Global Fund	International Equity Fund	Strategic Emerging Markets Fund

Payables from:
Securities on loan	X	X	X	X	X	X
Due to Custodian						X

Notes to Financial Statements (Continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Strategic Emerging Markets Fund	$-	$372,566	$(372,566)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as inputs were less observable.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/14		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 9/30/15	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/15
Short-Duration Bond Fund
Non-U.S. Government Agency Obligations†	$474,464		$-	$516	$324	$678,725	$(541,664)	$-	$-		$612,365	$324
Non-U.S. Government Agency Obligations	999,942		-	-	-	499,996	(49,097)	-	(1,450,841	)**	-	-

	$1,474,406		$-	$516	$324	$1,178,721	$(590,761)	$-	$(1,450,841)		$612,365	$324

Inflation-Protected and Income Fund
Non-U.S. Government Agency Obligations†	$237,232		$-	$303	$189	$399,250	$(295,147)	$-	$-		$341,827	$189
Non-U.S. Government Agency Obligations	799,953		-	-	-	299,998	(29,458)	-	(1,070,493	)**	-	-

	$1,037,185		$-	$303	$189	$699,248	$(324,605)	$-	$(1,070,493)		$341,827	$189

Core Bond Fund
Non-U.S. Government Agency Obligations†	$1,186,159		$-	$1,307	$818	$1,716,775	$(1,362,265)	$-	$-		$1,542,794	$818
Non-U.S. Government Agency Obligations	-		-	-	-	1,439,988	(141,397)	-	(1,298,591	)**	-	-

	$1,186,159		$-	$1,307	$818	$3,156,763	$(1,503,662)	$-	$(1,298,591)		$1,542,794	$818

Diversified Bond Fund
Common Stock	$180,956		$-	$20,870	$(13,201)	$25,267	$(189,140)	$-	$-		$24,752	$2,067
Non-U.S. Government Agency Obligations†	197,693		-	191	120	249,531	(212,185)	-	-		235,350	120
Non-U.S. Government Agency Obligations	405,110		-	-	-	149,999	(14,729)	-	(540,380	)**	-	-

	$783,759		$-	$21,061	$(13,081)	$424,797	$(416,054)	$-	$(540,380)		$260,102	$2,187

High Yield Fund
Common Stock	$2,219,371		$-	$186,901	$(92,853)	$322,322	$(2,332,170)	$-	$-		$303,571	$(92,853)
Corporate Debt	-	***	-	(1,828,236)	1,828,236	-	- ††	-	-		-	-

	$2,219,371		$-	$(1,641,335)	$1,735,383	$322,322	$(2,332,170)	$-	$-		$303,571	$(92,853)

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 9/30/14		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 9/30/15		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/15
Balanced Fund
Rights	$-		$-	$-	$-	$4,050	$-	$-	$-		$4,050		$-
Non-U.S. Government Agency Obligations	48,375		-	-	-	-	-	-	(48,375	)**	-		-

	$48,375		$-	$-	$-	$4,050	$-	$-	$(48,375)		$4,050		$-

Disciplined Value Fund
Rights	$-		$-	$-	$-	$9,858	$-	$-	$-		$9,858		$-

International Equity Fund
Common Stock	$-		$-	$-	$-	$158,507	$(158,507)	$-	$-		$-		$-
Warrants	-	***	-	-	-	-	-	-	-		-	****	-

	$-		$-	$-	$-	$158,507	$(158,507)	$-	$-		$-		$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as inputs were more observable.
***	Represents a security at $0 value as of September 30, 2014.
****	Represents a security at $0 value as of September 30, 2015.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents a security at $0 value at the time of sale.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than the derivatives original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended September 30, 2015, the following tables show how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Short-Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond Fund	Balanced Fund
Foreign Currency Transactions*
Hedging/Risk Management				A
Directional Exposures to Currencies				M
Intention to Create Investment Leverage in Portfolio				M
Futures Contracts**
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Short-Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond Fund	Balanced Fund
Interest Rate Swaps***
Hedging/Risk Management	A	A	A	A	A
Duration Management	M	M	M	M	M
Asset/Liability Management	M	M	M	M	M
Substitution for Direct Investment	M	M	M	M	M
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Income	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Purchased Options
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Directional Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Type of Derivative and Objective for Use	Balanced Fund	Disciplined Value Fund	Disciplined Growth Fund	Global Fund	International Equity Fund	Strategic Emerging Markets Fund
Rights and Warrants
Hedging/Risk Management	M	M	M
Duration/Credit Quality Management	M	M	M
Directional Investment	M	M	M
Intention to Create Investment Leverage in Portfolio	M	M	M
Result of a Corporate Action	A	A	A	A	A	A

*	Includes any options purchased or written, futures contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At September 30, 2015, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$406,821	$406,821

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(164,142)	$(164,142)
Swap Agreements^	(39,516)	-	-	-	(39,516)

Total Value	$(39,516)	$-	$-	$(164,142)	$(203,658)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$1,176,297	$1,176,297
Futures Contracts	-	-	-	4,684,031	4,684,031
Swap Agreements	(128,973)	-	-	(1,251,506)	(1,380,479)

Total Realized Gain (Loss)	$(128,973)	$-	$-	$4,608,822	$4,479,849

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short-Duration Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$318,150	$318,150
Futures Contracts	-	-	-	588,234	588,234
Swap Agreements	(40,440)	-	-	192,377	151,937

Total Change in Appreciation (Depreciation)	$(40,440)	$-	$-	$1,098,761	$1,058,321

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$-	$48,380,000	$48,380,000
Futures Contracts	-	-	-	1,737	1,737
Swap Agreements	$11,112,500	$-	$-	$14,555,000	$25,667,500

Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$-	$-	$276,528	$-	$276,528
Futures Contracts^^	-	-	-	4,669	4,669

Total Value	$-	$-	$276,528	$4,669	$281,197

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(50,138)	$(50,138)
Swap Agreements^	(45,838)	-	-	-	(45,838)

Total Value	$(45,838)	$-	$-	$(50,138)	$(95,976)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$298,815	$298,815
Futures Contracts	-	-	-	(1,364,174)	(1,364,174)
Swap Agreements	(40,900)	-	-	(320,174)	(361,074)

Total Realized Gain (Loss)	$(40,900)	$-	$-	$(1,385,533)	$(1,426,433)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$162,065	$80,819	$242,884
Futures Contracts	-	-	-	(124,641)	(124,641)
Swap Agreements	(47,230)	-	-	48,904	1,674

Total Change in Appreciation (Depreciation)	$(47,230)	$-	$162,065	$5,082	$119,917

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$16,700,000	$12,290,000	$28,990,000
Futures Contracts	-	-	-	185	185
Swap Agreements	$4,482,500	$-	$-	$3,700,000	$8,182,500

Core Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$2,008,207	$2,008,207

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(1,825,451)	$(1,825,451)
Swap Agreements^	(108,009)	-	-	-	(108,009)
Swap Agreements^^,^^^	-	-	-	(2,862)	(2,862)

Total Value	$(108,009)	$-	$-	$(1,828,313)	$(1,936,322)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Core Bond Fund (Continued)
Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$2,960,558	$2,960,558
Futures Contracts	-	-	-	9,198,221	9,198,221
Swap Agreements	(330,526)	-	-	(3,164,722)	(3,495,248)

Total Realized Gain (Loss)	$(330,526)	$-	$-	$8,994,057	$8,663,531

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$800,735	$800,735
Futures Contracts	-	-	-	559,063	559,063
Swap Agreements	(110,535)	-	-	474,111	363,576

Total Change in Appreciation (Depreciation)	$(110,535)	$-	$-	$1,833,909	$1,723,374

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$-	$121,765,000	$121,765,000
Futures Contracts	-	-	-	3,373	3,373
Swap Agreements	$29,187,500	$-	$-	$22,320,000	$51,507,500

Diversified Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$737,725	$-	$737,725
Forward Contracts*	-	-	27,065	-	27,065
Futures Contracts^^	-	-	-	116,980	116,980

Total Value	$-	$-	$764,790	$116,980	$881,770

Liability Derivatives
Forward Contracts^	$-	$-	$(25,412)	$-	$(25,412)
Futures Contracts^^	-	-	-	(87,711)	(87,711)
Swap Agreements^	(11,855)	-	-	-	(11,855)

Total Value	$(11,855)	$-	$(25,412)	$(87,711)	$(124,978)

Realized Gain (Loss)#
Purchased Options	$-	$-	$74,630	$452,488	$527,118
Futures Contracts	-	-	-	408,704	408,704
Swap Agreements	(110,215)	-	-	(460,227)	(570,442)

Total Realized Gain (Loss)	$(110,215)	$-	$74,630	$400,965	$365,380

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$388,751	$116,560	$505,311
Forward Contracts	-	-	1,653	-	1,653
Futures Contracts	-	-	-	35,233	35,233
Swap Agreements	(12,132)	-	-	70,514	58,382

Total Change in Appreciation (Depreciation)	$(12,132)	$-	$390,404	$222,307	$600,579

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$19,222,222	$12,815,000	$32,037,222
Forward Contracts	-	-	2,160,706	-	2,160,706
Futures Contracts	-	-	-	251	251
Swap Agreements	$4,335,643	$-	$-	$5,335,000	$9,670,643

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Balanced Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$45,701	$45,701
Rights*	-	4,050	-	-	4,050

Total Value	$-	$4,050	$-	$45,701	$49,751

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(41,661)	$(41,661)
Swap Agreements^	(3,688)	-	-	-	(3,688)

Total Value	$(3,688)	$-	$-	$(41,661)	$(45,349)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$104,306	$104,306
Futures Contracts	-	-	-	171,967	171,967
Swap Agreements	(12,119)	-	-	(112,351)	(124,470)
Rights	-	5,753	-	-	5,753

Total Realized Gain (Loss)	$(12,119)	$5,753	$-	$163,922	$157,556

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$28,210	$28,210
Futures Contracts	-	-	-	18,055	18,055
Swap Agreements	(3,774)	-	-	17,050	13,276

Total Change in Appreciation (Depreciation)	$(3,774)	$-	$-	$63,315	$59,541

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$-	$4,290,000	$4,290,000
Futures Contracts	-	-	-	102	102
Swap Agreements	$1,070,000	$-	$-	$1,290,000	$2,360,000
Rights	-	6,774	-	-	6,774

Disciplined Value Fund
Asset Derivatives
Rights*	$-	$9,858	$-	$-	$9,858

Realized Gain (Loss)#
Rights	$-	$45	$-	$-	$45

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	16,762	-	-	16,762

Disciplined Growth Fund
Realized Gain (Loss)#
Rights	$-	$(260)	$-	$-	$(260)

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	500	-	-	500

Global Fund
Realized Gain (Loss)#
Rights	$-	$398	$-	$-	$398

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk		Foreign Exchange Risk	Interest Rate Risk	Total
Global Fund (Continued)
Change in Appreciation (Depreciation)##
Rights	$-	$844		$-	$-	$844

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	530,028		-	-	530,028

International Equity Fund
Asset Derivatives
Warrants*	$-	$-	††	$-	$-	$-

Realized Gain (Loss)#
Rights	$-	$(22,411)		$-	$-	$(22,411)
Warrants	-	-	†††	-	-	-

Total Realized Gain (Loss)	$-	$(22,411)		$-	$-	$(22,411)

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	70,436		-	-	70,436
Warrants	-	301,298		-	-	301,298

Strategic Emerging Markets Fund
Asset Derivatives
Warrants*	$-	$23,555		$-	$-	$23,555

Realized Gain (Loss)#
Rights	$-	$697		$-	$-	$697

Change in Appreciation (Depreciation)##
Warrants	$-	$(83,499)		$-	$-	$(83,499)

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	-	††††	-	-	-
Warrants	-	121,100		-	-	121,100

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps, which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for purchased options, purchased swaptions, forward contracts, and swap agreements, or shares/units outstanding for purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2015.
††	Represents a security at $0 value as of September 30, 2015.
†††	Represents a $0 gain (loss) at time of sale.
††††	Amount is less than 0.05 shares.

Notes to Financial Statements (Continued)

The Balanced Fund and Disciplined Value Fund had no change in appreciation (depreciation) on rights during the year ended September 30, 2015.

The International Equity Fund had no change in appreciation (depreciation) on warrants during the year ended September 30, 2015.

The following table presents the derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of September 30, 2015.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Inflation-Protected and Income Fund
HSBC Bank USA	$166,376	$-	$-	$166,376
JP Morgan Chase Bank	110,152	(13,699)	-	96,453

	$276,528	$(13,699)	$-	$262,829

Diversified Bond Fund
Bank of America N.A.	$7,666	$(7,666)	$-	$-
Barclays Bank PLC	5,260	-	-	5,260
Credit Suisse International	4,676	-	-	4,676
Goldman Sachs International	5,297	(5,297)	-	-
HSBC Bank USA	197,150	(2,323)	-	194,827
JP Morgan Chase Bank	544,741	(11,318)	-	533,423

	$764,790	$(26,604)	$-	$738,186

The following table presents the derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of September 30, 2015.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Short-Duration Bond Fund
Goldman Sachs International	$(39,516)	$-	$-	$(39,516)

Inflation-Protected and Income Fund
Goldman Sachs International	$(32,139)	$-	$-	$(32,139)
JP Morgan Chase Bank	(13,699)	13,699	-	-

	$(45,838)	$13,699	$-	$(32,139)

Core Bond Fund
Goldman Sachs International	$(108,009)	$-	$-	$(108,009)

Diversified Bond Fund
Bank of America N.A.	$(8,535)	$7,666	$-	$(869)
Goldman Sachs International	(15,091)	5,297	-	(9,794)
HSBC Bank USA	(2,323)	2,323	-	-
JP Morgan Chase Bank	(11,318)	11,318	-	-

	$(37,267)	$26,604	$-	$(10,663)

Balanced Fund
Goldman Sachs International	$(3,688)	$-	$-	$(3,688)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Notes to Financial Statements (Continued)

†	The amount presented here may be less than the total amount shown in the Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2015, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a forward contract with respect to that currency. For example, forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open forward foreign currency contracts at September 30, 2015. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified Bond Fund
Contracts to Buy
EUR	87,496	Bank of America N.A.	11/23/15	$100,000	$(2,153)
HUF	34,606,250	Bank of America N.A.	11/25/15	125,000	(1,696)
MXN	851,960	Bank of America N.A.	11/23/15	50,000	186
RON	190,719	Bank of America N.A.	11/23/15	50,000	(1,812)
ZAR	707,515	Bank of America N.A.	11/23/15	50,000	597

				375,000	(4,878)

COP	161,350,000	Credit Suisse International	11/23/15	50,000	1,936

PLN	558,582	Goldman Sachs International	11/23/15	150,000	(3,236)

COP	312,305,000	HSBC Bank USA	11/23/15	100,000	525
ZAR	1,372,200	HSBC Bank USA	11/23/15	100,000	(1,870)

				200,000	(1,345)

INR	5,103,225	JP Morgan Chase Bank	11/23/15	75,000	2,062
TRY	458,267	JP Morgan Chase Bank	11/23/15	150,000	(985)

				225,000	1,077

				$1,000,000	$(6,446)

Contracts to Deliver
KRW	60,008,000	Bank of America N.A.	11/23/15	$50,000	$(538)
NZD	187,808	Bank of America N.A.	11/24/15	125,000	5,397
SGD	176,073	Bank of America N.A.	11/23/15	125,000	1,486
TRY	458,267	Bank of America N.A.	11/23/15	146,678	(2,336)

				446,678	4,009

AUD	171,069	Barclays Bank PLC	11/23/15	125,000	5,260

CHF	94,621	Credit Suisse International	11/23/15	100,000	2,740

CAD	164,477	Goldman Sachs International	11/23/15	125,000	1,781
GBP	63,797	Goldman Sachs International	11/23/15	100,000	3,516

				225,000	5,297

MXN	851,960	HSBC Bank USA	11/23/15	49,734	(453)

CLP	138,782,000	JP Morgan Chase Bank	11/23/15	200,000	1,579
EUR	382,327	JP Morgan Chase Bank	11/23/15	425,000	(2,558)
PEN	339,000	JP Morgan Chase Bank	11/23/15	100,000	(3,205)
PHP	4,738,000	JP Morgan Chase Bank	11/23/15	100,000	(1,033)
RUB	6,874,925	JP Morgan Chase Bank	11/23/15	100,000	(3,537)

				925,000	(8,754)

				$1,871,412	$8,099

Notes to Financial Statements (Continued)

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungary Forint
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russia Ruble
SGD	Singapore Dollar
TRY	Turkey Lira
ZAR	South African Rand

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at September 30, 2015:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Short-Duration Bond Fund
Futures Contracts — Long
U.S. Treasury Note 2 Year	12/31/15	814	$178,291,437	$23,044
U.S. Treasury Note 5 Year	12/31/15	785	94,604,766	383,777

				$406,821

Futures Contracts — Short
U.S. Treasury Note 10 Year	12/21/15	120	$(15,448,125)	$(164,142)

Notes to Financial Statements (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Inflation-Protected and Income Fund
Futures Contracts — Short
U.S. Treasury Note 10 Year	12/21/15	2	$(257,469)	$(2,131)
U.S. Treasury Ultra Long Bond	12/21/15	18	(2,887,312)	4,669
U.S. Treasury Note 2 Year	12/31/15	165	(36,140,156)	(24,212)
U.S. Treasury Note 5 Year	12/31/15	41	(4,941,141)	(23,795)

				$(45,469)

Core Bond Fund
Futures Contracts — Long
U.S. Treasury Ultra Long Bond	12/21/15	399	$64,002,094	$382,883
U.S. Treasury Note 2 Year	12/31/15	776	169,968,250	225,314
U.S. Treasury Note 5 Year	12/31/15	2,852	343,710,562	1,400,010

				$2,008,207

Futures Contracts — Short
U.S. Treasury Long Bond	12/21/15	117	$(18,409,219)	$(247,924)
U.S. Treasury Note 10 Year	12/21/15	1,185	(152,550,234)	(1,577,527)

				$(1,825,451)

Diversified Bond Fund
Futures Contracts — Long
U.S. Treasury Ultra Long Bond	12/21/15	27	$4,330,969	$1,867
U.S. Treasury Note 2 Year	12/31/15	199	43,587,219	35,913
U.S. Treasury Note 5 Year	12/31/15	162	19,523,531	79,200

				$116,980

Futures Contracts — Short
U.S. Treasury Note 10 Year	12/21/15	64	$(8,239,000)	$(87,711)

Balanced Fund
Futures Contracts — Long
U.S. Treasury Ultra Long Bond	12/21/15	17	$2,726,906	$7,731
U.S. Treasury Note 2 Year	12/31/15	20	4,380,625	6,059
U.S. Treasury Note 5 Year	12/31/15	67	8,074,547	31,911

				$45,701

Futures Contracts — Short
U.S. Treasury Long Bond	12/21/15	7	$(1,101,406)	$(9,208)
U.S. Treasury Note 10 Year	12/21/15	26	(3,347,094)	(32,453)

				$(41,661)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Notes to Financial Statements (Continued)

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be

Notes to Financial Statements (Continued)

required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap transactions at September 30, 2015. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund
Credit Default Swaps — Buy Protection
OTC Swaps
Goldman Sachs International	USD	1,500,000	11/17/45	(3.000%)	CMBX.NA.BBB.6	$(40,440)	$924	$(39,516)

Inflation-Protected and Income Fund*
Credit Default Swaps — Buy Protection
OTC Swaps
Goldman Sachs International	USD	1,220,000	11/17/45	(3.000%)	CMBX.NA.BBB.6	$(32,891)	$752	$(32,139)
JP Morgan Chase Bank	USD	520,000	11/17/45	(3.000%)	CMBX.NA.BBB.6	(14,339)	640	(13,699)

						(47,230)	1,392	(45,838)

Core Bond Fund**
Credit Default Swaps — Buy Protection
OTC Swaps
Goldman Sachs International	USD	4,100,000	11/17/45	(3.000%)	CMBX.NA.BBB.6†	$(110,535)	$2,526	$(108,009)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
	USD	4,000,000	5/17/16	Fixed 0.530%	3-Month USD-LIBOR-BBA	$(3,130)	$268	$(2,862)

Notes to Financial Statements (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Diversified Bond Fund***
Credit Default Swaps — Buy Protection
OTC Swaps
Goldman Sachs International	USD	450,000	11/17/45	(3.000%)	CMBX.NA.BBB.6†	$(12,132)	$277	$(11,855)

Balanced Fund
Credit Default Swaps — Buy Protection
OTC Swaps
Goldman Sachs International	USD	140,000	11/17/45	(3.00%)	CMBX.NA.BBB.6†	$(3,774)	$86	$(3,688)

USD	U.S. Dollar
*	Collateral for swap agreements received from HSBC Bank USA amounted to $300,151 in securities at September 30, 2015.
**	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $8,779 in securities at September 30, 2015.
***	Collateral for swap agreements received from JP Morgan Chase Bank amounted to $560,000 in cash at September 30, 2015. Collateral for swap agreements received from HSBC Bank USA amounted to $350,340 in securities at September 30, 2015.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Notes to Financial Statements (Continued)

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Notes to Financial Statements (Continued)

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2015, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund,

Notes to Financial Statements (Continued)

through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

The following table is a summary of the Fund(s) open reverse repurchase agreements which are subject to an MRA on a net basis at September 30, 2015:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral*	Cash Collateral Pledged*	Net Amount
Inflation-Protected and Income Fund
Banque Paribas	$(54,912,000)	$54,820,000	$92,000	$-
Daiwa Securities	(31,307,755)	30,907,755	400,000	-
Goldman Sachs & Co.	(90,749,376)	89,420,376	1,329,000	-
HSBC Finance Corp.	(56,361,144)	55,661,144	700,000	-
Morgan Stanley	(31,261,875)	30,841,463	420,412	-

	$(264,592,150)	$261,650,738	$2,941,412	$-

*	Collateral with a value of $266,222,393 has been pledged in connection with open reverse repurchase transactions. Excess collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open reverse repurchase transactions at September 30, 2015:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 9/02/15, 0.490%, to be repurchased on demand until 1/05/16 at value plus accrued interest.	$54,912,000
Agreement with Daiwa Securities, dated 7/08/15, 0.310%, to be repurchased on demand until 10/07/15 at value plus accrued interest.	31,307,755
Agreement with Goldman Sachs & Co., dated 8/11/15, 0.370%, to be repurchased on demand until 10/09/15 at value plus accrued interest.	90,749,376
Agreement with HSBC Finance Corp., dated 7/07/15, 0.300%, to be repurchased on demand until 10/06/15 at value plus accrued interest.	33,693,505
Agreement with HSBC Finance Corp., dated 8/04/15, 0.290%, to be repurchased on demand until 11/04/15 at value plus accrued interest.	22,667,639
Agreement with Morgan Stanley, dated 8/05/15, 0.340%, to be repurchased on demand until 11/05/15 at value plus accrued interest.	31,261,875

$264,592,150

Average balance outstanding	$282,590,074
Maximum balance outstanding	$304,835,856
Weighted average maturity	59 days
Average interest rate	0.25%

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase transactions.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Notes to Financial Statements (Continued)

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the Borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2015, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the year ended September 30, 2015, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Value Fund	$13,401	$2,680	$10,721
Main Street Fund	13,684	2,737	10,947
Small Cap Opportunities Fund	394,072	78,814	315,258
Global Fund	473,963	94,792	379,171
International Equity Fund	379,805	75,961	303,844
Strategic Emerging Markets Fund	63,232	12,646	50,586

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net

Notes to Financial Statements (Continued)

assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Global Fund invests a significant amount of its assets and each of the International Equity Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities.

The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, other than the Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Money Market Fund*	0.35% on the first $1 billion; and 0.33% on any excess over $1 billion
Short-Duration Bond Fund	0.35% on the first $500 million; and 0.30% on any excess over $500 million

Notes to Financial Statements (Continued)

Inflation-Protected and Income Fund	0.38% on the first $350 million; and 0.33% on any excess over $350 million
Core Bond Fund	0.38% on the first $1.5 billion; 0.33% on the next $500 million; and 0.28% on any excess over $2 billion
Diversified Bond Fund	0.40% on the first $150 million; and 0.35% on any excess over $150 million
High Yield Fund	0.48% on the first $250 million; and 0.455% on any excess over $250 million
Balanced Fund	0.48% on the first $350 million; and 0.43% on any excess over $350 million
Value Fund	0.50% on the first $250 million; and 0.47% on any excess over $250 million
Disciplined Value Fund	0.45% on the first $400 million; and 0.40% on any excess over $400 million
Main Street Fund	0.55% on the first $300 million; and 0.50% on any excess over $300 million
Disciplined Growth Fund	0.45% on the first $400 million; and 0.40% on any excess over $400 million
Small Cap Opportunities Fund	0.58% on the first $400 million; and 0.53% on any excess over $400 million
Global Fund	0.75% on the first $400 million; and 0.70% on any excess over $400 million
International Equity Fund	0.85% on the first $500 million; 0.80% on the next $500 million; and 0.75% on any excess over $1 billion
Strategic Emerging Markets Fund	1.00% on the first $350 million; and 0.95% on any excess over $350 million

*	Prior to June 1, 2015, the investment advisory fees were as follows:

Money Market Fund	0.35%

MML Advisers has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected and Income Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: fixed income portion	0.09%
Balanced Fund: equity portion*	0.22% of the first $50 million; 0.21% of the next $50 million; and 0.20% of any excess over $100 million

Notes to Financial Statements (Continued)

Disciplined Value Fund*	0.25% of the first $50 million; 0.21% of the next $50 million; 0.17% of the next $650 million; and 0.14% of any excess over $750 million
Disciplined Growth Fund*	0.25% of the first $50 million; 0.21% of the next $50 million; 0.17% of the next $650 million; and 0.14% of any excess over $750 million

*	Subadvisory fee based on Aggregate Assets. For purposes of these subadvisory agreements, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the NYSE on each day that the NYSE is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MML Advisers or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MML Advisers and Babson Capital, determined at the close of the NYSE on each day that the NYSE is open for trading.

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, and Balanced Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MML Advisers and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect to any Fund shall be considered the acts and omissions of Babson Capital.

MML Advisers has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Global Fund. This agreement provides that OFI manage the investment and reinvestment of the assets of the Global Fund. OFI receives a subadvisory fee from MML Advisers, based upon the Global Fund’s average daily net assets, at the following annual rate:

Global Fund	0.50% of the first $50 million; 0.40% of the next $200 million; 0.35% of the next $250 million; 0.30% of the next $250 million; 0.28% of the next $50 million; and 0.25% of any excess over $800 million

MML Advisers has entered into investment subadvisory agreements with OFI Global Institutional, Inc. (“OFI Global Institutional”), a wholly-owned subsidiary of OFI, on behalf of certain Funds. These agreements provide that OFI Global Institutional manage the investment and reinvestment of the assets of these Funds. OFI Global Institutional receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Value Fund	0.23%
Main Street Fund	0.33% of the first $1 billion; and 0.30% of any excess over $1 billion
Small Cap Opportunities Fund	0.40% of the first $1 billion; and 0.30% of any excess over $1 billion
International Equity Fund	0.50% of the first $50 million; 0.45% of the next $150 million; 0.40% of the next $250 million; and 0.35% of any excess over $450 million
Strategic Emerging Markets Fund	0.70%

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Notes to Financial Statements (Continued)

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Money Market Fund	N/A	0.10%	N/A	N/A	N/A	N/A	N/A
Short-Duration Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Inflation-Protected and Income Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Core Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
High Yield Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Balanced Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Main Street Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Global Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
International Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Emerging Markets Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective April 1, 2014, the Trust entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

MML Advisers contractually agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring

Notes to Financial Statements (Continued)

or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2016 based upon the average daily net assets of the applicable class of shares for the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Diversified Bond Fund	0.52%	0.62%	0.72%	0.82%	1.07%	0.97%	1.22%
High Yield Fund	0.55%	0.65%	0.75%	0.85%	1.10%	1.00%	1.25%
Balanced Fund	0.60%	0.70%	0.80%	0.90%	1.15%	1.05%	1.30%
Value Fund	0.60%	0.70%	0.80%	0.90%	1.15%	1.05%	1.30%
Strategic Emerging Markets Fund	1.05%	1.15%	1.25%	1.35%	1.60%	1.50%	1.75%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

For the Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its fees in an attempt to allow the Fund to avoid a negative yield. There is no guarantee that the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2015:

Total % of Ownership by Related Party
Money Market Fund	55.4%
Short-Duration Bond Fund	86.1%
Inflation-Protected and Income Fund	90.6%
Core Bond Fund	90.6%
Diversified Bond Fund	56.9%
High Yield Fund	84.9%
Balanced Fund	75.1%
Value Fund	94.7%
Disciplined Value Fund	84.6%
Main Street Fund	94.0%
Disciplined Growth Fund	81.6%
Small Cap Opportunities Fund	87.4%
Global Fund	90.0%
International Equity Fund	93.1%
Strategic Emerging Markets Fund	99.7%

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2015, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Short-Duration Bond Fund	$206,254,578	$208,146,883	$119,992,159	$194,028,838
Inflation-Protected and Income Fund	131,769,241	160,077,554	164,918,860	124,984,787
Core Bond Fund	5,154,043,260	554,501,131	5,264,006,254	381,286,459
Diversified Bond Fund	568,087,066	56,126,044	570,120,933	24,498,022
High Yield Fund	-	194,976,372	-	187,179,925
Balanced Fund	179,898,665	134,638,250	189,667,214	164,935,227
Value Fund	-	43,623,012	-	62,883,953
Disciplined Value Fund	-	385,826,540	-	411,037,526
Main Street Fund	-	98,976,464	-	185,885,379
Disciplined Growth Fund	-	654,942,173	-	653,492,180
Small Cap Opportunities Fund	-	93,980,025	-	119,312,909
Global Fund	-	132,125,865	-	160,890,504
International Equity Fund	-	260,891,206	-	239,710,816
Strategic Emerging Markets Fund	-	95,562,450	-	60,997,816

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014

	Shares	Amount	Shares	Amount

Money Market Fund Class R5
Sold	2,098,061,759	$2,098,061,759	1,230,695,622	$1,230,695,627
Issued — merger	-	-	320,763,696	320,723,316
Issued as reinvestment of dividends	21,747	21,747	6,862	6,862
Redeemed	(2,172,573,773)	(2,172,573,773)	(1,228,986,046)	(1,228,986,046)

Net increase (decrease)	(74,490,267)	$(74,490,267)	322,480,134	$322,439,759

Money Market Fund Class Y**
Sold			466,845,155	$466,845,155
Issued as reinvestment of dividends			5,681	5,681
Redeemed			(438,777,925)	(438,853,243)
Redemptions — merger			(130,881,518)	(130,823,669)

Net increase (decrease)			(102,808,607)	$(102,826,076)

Money Market Fund Class A***
Sold			193,789,971	$193,789,971
Issued as reinvestment of dividends			6,836	6,836
Redeemed			(160,084,098)	(160,008,779)
Redemptions — merger			(189,882,178)	(189,899,647)

Net increase (decrease)			(156,169,469)	$(156,111,619)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014

	Shares	Amount	Shares	Amount
Short-Duration Bond Fund Class I
Sold	14,244,985	$149,501,532	11,013,823	$115,659,565
Issued as reinvestment of dividends	518,611	5,331,332	447,434	4,639,894
Redeemed	(18,426,909)	(192,733,136)	(10,849,992)	(113,549,097)

Net increase (decrease)	(3,663,313)	$(37,900,272)	611,265	$6,750,362

Short-Duration Bond Fund Class R5
Sold	4,337,919	$45,463,713	5,026,994	$52,820,235
Issued as reinvestment of dividends	364,279	3,755,721	369,282	3,840,528
Redeemed	(6,540,196)	(68,527,020)	(6,941,152)	(72,931,328)

Net increase (decrease)	(1,837,998)	$(19,307,586)	(1,544,876)	$(16,270,565)

Short-Duration Bond Fund Service Class
Sold	3,793,475	$39,361,080	3,460,996	$36,180,030
Issued as reinvestment of dividends	155,016	1,588,909	161,678	1,671,755
Redeemed	(2,905,164)	(30,194,071)	(3,618,355)	(37,723,494)

Net increase (decrease)	1,043,327	$10,755,918	4,319	$128,291

Short-Duration Bond Fund Administrative Class
Sold	1,707,520	$17,649,505	2,151,927	$22,426,153
Issued as reinvestment of dividends	89,609	915,799	91,010	938,310
Redeemed	(2,381,475)	(24,615,507)	(2,778,347)	(28,926,205)

Net increase (decrease)	(584,346)	$(6,050,203)	(535,410)	$(5,561,742)

Short-Duration Bond Fund Class A
Sold	1,524,289	$15,676,710	1,869,389	$19,321,254
Issued as reinvestment of dividends	136,519	1,388,400	122,136	1,253,112
Redeemed	(1,799,785)	(18,536,212)	(1,698,879)	(17,555,683)

Net increase (decrease)	(138,977)	$(1,471,102)	292,646	$3,018,683

Short-Duration Bond Fund Class R4*
Sold	692,767	$7,239,359	9,569	$100,000
Issued as reinvestment of dividends	197	2,025	-	-
Redeemed	(139,995)	(1,462,810)	-	-

Net increase (decrease)	552,969	$5,778,574	9,569	$100,000

Short-Duration Bond Fund Class R3
Sold	182,546	$1,902,907	18,326	$191,280
Issued as reinvestment of dividends	988	10,166	271	2,817
Redeemed	(92,800)	(961,514)	(79,408)	(829,767)

Net increase (decrease)	90,734	$951,559	(60,811)	$(635,670)

Inflation-Protected and Income Fund Class I
Sold	6,924,795	$72,523,398	7,269,641	$77,301,630
Issued as reinvestment of dividends	402,404	4,160,845	653,066	6,667,797
Redeemed	(7,472,551)	(77,679,788)	(3,200,884)	(34,023,212)

Net increase (decrease)	(145,352)	$(995,545)	4,721,823	$49,946,215

Inflation-Protected and Income Fund Class R5
Sold	1,465,538	$15,243,339	1,551,988	$16,488,110
Issued as reinvestment of dividends	131,405	1,358,727	264,463	2,702,817
Redeemed	(1,169,219)	(12,151,660)	(1,455,903)	(15,733,736)

Net increase (decrease)	427,724	$4,450,406	360,548	$3,457,191

Notes to Financial Statements (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014

	Shares	Amount	Shares	Amount
Inflation-Protected and Income Fund Service Class
Sold	1,301,135	$13,512,111	1,418,256	$14,988,812
Issued as reinvestment of dividends	167,528	1,728,889	401,998	4,096,356
Redeemed	(1,205,467)	(12,541,926)	(1,997,251)	(21,199,522)

Net increase (decrease)	263,196	$2,699,074	(176,997)	$(2,114,354)

Inflation-Protected and Income Fund Administrative Class
Sold	343,388	$3,606,158	436,438	$4,661,209
Issued as reinvestment of dividends	22,047	229,733	47,492	489,171
Redeemed	(205,763)	(2,154,982)	(408,595)	(4,412,023)

Net increase (decrease)	159,672	$1,680,909	75,335	$738,357

Inflation-Protected and Income Fund Class A
Sold	576,018	$5,916,452	681,772	$7,139,859
Issued as reinvestment of dividends	50,796	517,616	136,007	1,369,593
Redeemed	(909,162)	(9,275,814)	(969,397)	(10,131,469)

Net increase (decrease)	(282,348)	$(2,841,746)	(151,618)	$(1,622,017)

Inflation-Protected and Income Fund Class R4*
Sold	98,463	$991,534	9,785	$100,005
Issued as reinvestment of dividends	213	2,162	-	-
Redeemed	(8,824)	(89,026)	- +	(4)

Net increase (decrease)	89,852	$904,670	9,785	$100,001

Inflation-Protected and Income Fund Class R3
Sold	40,136	$414,679	58,398	$609,644
Issued as reinvestment of dividends	2,763	28,215	7,161	72,255
Redeemed	(157,938)	(1,604,800)	(41,794)	(439,012)

Net increase (decrease)	(115,039)	$(1,161,906)	23,765	$242,887

Core Bond Fund Class I
Sold	19,030,672	$216,572,086	17,545,322	$197,681,079
Issued as reinvestment of dividends	1,721,869	19,319,371	1,581,913	17,274,485
Redeemed	(14,921,035)	(169,470,784)	(7,923,065)	(89,234,292)

Net increase (decrease)	5,831,506	$66,420,673	11,204,170	$125,721,272

Core Bond Fund Class R5
Sold	5,819,269	$66,822,566	5,451,737	$61,571,709
Issued as reinvestment of dividends	1,307,335	14,720,593	1,396,022	15,286,443
Redeemed	(8,464,814)	(96,515,941)	(7,974,873)	(89,777,230)

Net increase (decrease)	(1,338,210)	$(14,972,782)	(1,127,114)	$(12,919,078)

Core Bond Fund Service Class
Sold	2,927,966	$33,182,559	5,184,193	$57,848,900
Issued as reinvestment of dividends	322,001	3,606,409	416,093	4,531,247
Redeemed	(6,186,908)	(70,764,330)	(3,794,890)	(42,602,157)

Net increase (decrease)	(2,936,941)	$(33,975,362)	1,805,396	$19,777,990

Core Bond Fund Administrative Class
Sold	2,427,404	$27,401,585	1,789,651	$19,993,893
Issued as reinvestment of dividends	187,726	2,091,266	228,187	2,473,551
Redeemed	(1,294,519)	(14,578,894)	(2,978,656)	(33,007,647)

Net increase (decrease)	1,320,611	$14,913,957	(960,818)	$(10,540,203)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014

	Shares	Amount	Shares	Amount
Core Bond Fund Class A
Sold	2,233,314	$24,978,948	1,755,440	$19,383,679
Issued as reinvestment of dividends	401,983	4,441,914	449,848	4,835,861
Redeemed	(3,133,482)	(34,904,471)	(2,975,182)	(32,980,882)

Net increase (decrease)	(498,185)	$(5,483,609)	(769,894)	$(8,761,342)

Core Bond Fund Class R4*
Sold	829,056	$9,218,618	9,133	$100,005
Issued as reinvestment of dividends	260	2,861	-	-
Redeemed	(26,422)	(293,572)	- +	(4)

Net increase (decrease)	802,894	$8,927,907	9,133	$100,001

Core Bond Fund Class R3
Sold	13,313	$152,593	7,377	$82,916
Issued as reinvestment of dividends	2,663	29,982	2,488	27,271
Redeemed	(68,446)	(773,271)	(57,467)	(644,833)

Net increase (decrease)	(52,470)	$(590,696)	(47,602)	$(534,646)

Diversified Bond Fund Class I
Sold	1,083,993	$11,734,255	564,430	$6,026,462
Issued as reinvestment of dividends	12,044	129,116	12,588	130,156
Redeemed	(147,907)	(1,605,334)	(56,722)	(603,946)

Net increase (decrease)	948,130	$10,258,037	520,296	$5,552,672

Diversified Bond Fund Class R5
Sold	953,544	$9,622,221	3,922,130	$39,474,848
Issued as reinvestment of dividends	151,456	1,513,044	111,164	1,072,731
Redeemed	(1,298,692)	(13,082,461)	(1,093,856)	(10,861,412)

Net increase (decrease)	(193,692)	$(1,947,196)	2,939,438	$29,686,167

Diversified Bond Fund Service Class
Sold	795,621	$8,126,652	675,761	$6,803,008
Issued as reinvestment of dividends	31,849	321,992	33,913	330,990
Redeemed	(350,564)	(3,580,665)	(204,667)	(2,060,544)

Net increase (decrease)	476,906	$4,867,979	505,007	$5,073,454

Diversified Bond Fund Administrative Class
Sold	2,302,595	$23,544,622	1,019,272	$10,287,096
Issued as reinvestment of dividends	51,801	522,675	44,760	436,409
Redeemed	(987,830)	(10,046,850)	(224,515)	(2,254,294)

Net increase (decrease)	1,366,566	$14,020,447	839,517	$8,469,211

Diversified Bond Fund Class A
Sold	1,565,859	$15,977,500	927,793	$9,302,759
Issued as reinvestment of dividends	63,902	644,137	88,578	860,974
Redeemed	(1,359,858)	(13,822,003)	(825,073)	(8,267,771)

Net increase (decrease)	269,903	$2,799,634	191,298	$1,895,962

Diversified Bond Fund Class R4*
Sold	340,478	$3,425,319	10,071	$100,005
Issued as reinvestment of dividends	206	2,069	-	-
Redeemed	(55,098)	(554,733)	- +	(4)

Net increase (decrease)	285,586	$2,872,655	10,071	$100,001

Notes to Financial Statements (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014

	Shares	Amount	Shares	Amount
Diversified Bond Fund Class R3*
Sold	32,540	$326,014	10,070	$100,002
Issued as reinvestment of dividends	187	1,872	-	-
Redeemed	(1,560)	(15,659)	- +	(2)

Net increase (decrease)	31,167	$312,227	10,070	$100,000

High Yield Fund Class I
Sold	5,408,758	$50,326,663	4,947,243	$50,167,596
Issued as reinvestment of dividends	1,048,990	9,189,152	938,627	9,010,818
Redeemed	(4,973,672)	(46,555,068)	(5,381,659)	(54,285,804)

Net increase (decrease)	1,484,076	$12,960,747	504,211	$4,892,610

High Yield Fund Class R5
Sold	1,030,909	$9,641,134	968,195	$9,780,662
Issued as reinvestment of dividends	402,404	3,541,159	256,575	2,475,954
Redeemed	(717,100)	(6,769,163)	(430,303)	(4,391,950)

Net increase (decrease)	716,213	$6,413,130	794,467	$7,864,666

High Yield Fund Service Class
Sold	1,902,023	$17,475,973	1,287,196	$13,043,299
Issued as reinvestment of dividends	611,526	5,381,429	480,312	4,635,009
Redeemed	(1,556,234)	(14,410,930)	(1,568,832)	(16,008,065)

Net increase (decrease)	957,315	$8,446,472	198,676	$1,670,243

High Yield Fund Administrative Class
Sold	909,942	$8,417,600	1,118,124	$11,151,841
Issued as reinvestment of dividends	247,733	2,152,803	121,854	1,163,706
Redeemed	(699,091)	(6,403,332)	(406,014)	(4,077,830)

Net increase (decrease)	458,584	$4,167,071	833,964	$8,237,717

High Yield Fund Class A
Sold	864,568	$7,884,156	924,072	$9,231,024
Issued as reinvestment of dividends	313,397	2,720,285	278,121	2,647,709
Redeemed	(1,306,801)	(12,096,267)	(1,017,693)	(10,101,834)

Net increase (decrease)	(128,836)	$(1,491,826)	184,500	$1,776,899

High Yield Fund Class R4*
Sold	316,737	$2,881,451	10,111	$100,005
Issued as reinvestment of dividends	1,045	9,041	-	-
Redeemed	(25,697)	(231,684)	- +	(4)

Net increase (decrease)	292,085	$2,658,808	10,111	$100,001

High Yield Fund Class R3
Sold	404,122	$3,756,007	38,951	$391,552
Issued as reinvestment of dividends	7,533	66,515	5,839	56,526
Redeemed	(103,147)	(947,167)	(45,611)	(464,842)

Net increase (decrease)	308,508	$2,875,355	(821)	$(16,764)

Balanced Fund Class I*
Sold	276,732	$3,478,414	2,802,597	$36,410,988
Issued as reinvestment of dividends	316,381	3,745,956	-	-
Redeemed	(3,351,869)	(40,904,571)	(11,048)	(144,729)

Net increase (decrease)	(2,758,756)	$(33,680,201)	2,791,549	$36,266,259

Notes to Financial Statements (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014

	Shares	Amount	Shares	Amount
Balanced Fund Class R5
Sold	315,592	$3,905,546	637,798	$8,091,398
Issued as reinvestment of dividends	608,056	7,205,459	583,396	7,076,593
Redeemed	(1,149,428)	(14,197,546)	(4,126,936)	(53,116,762)

Net increase (decrease)	(225,780)	$(3,086,541)	(2,905,742)	$(37,948,771)

Balanced Fund Service Class
Sold	310,522	$3,938,966	302,031	$3,961,332
Issued as reinvestment of dividends	93,083	1,148,639	50,420	634,782
Redeemed	(237,041)	(2,994,833)	(200,634)	(2,599,013)

Net increase (decrease)	166,564	$2,092,772	151,817	$1,997,101

Balanced Fund Administrative Class
Sold	239,806	$3,034,390	502,438	$6,369,301
Issued as reinvestment of dividends	68,442	814,462	20,459	249,392
Redeemed	(96,665)	(1,208,389)	(269,537)	(3,443,208)

Net increase (decrease)	211,583	$2,640,463	253,360	$3,175,485

Balanced Fund Class A
Sold	661,784	$7,995,462	487,992	$6,043,018
Issued as reinvestment of dividends	284,914	3,313,545	209,213	2,493,816
Redeemed	(841,443)	(10,090,002)	(1,137,801)	(14,088,538)

Net increase (decrease)	105,255	$1,219,005	(440,596)	$(5,551,704)

Balanced Fund Class R4*
Sold	191,323	$2,282,482	8,143	$100,005
Issued as reinvestment of dividends	893	10,357	-	-
Redeemed	(20,937)	(248,308)	- +	(4)

Net increase (decrease)	171,279	$2,044,531	8,143	$100,001

Balanced Fund Class R3*
Sold	175,459	$2,051,256	8,143	$100,000
Issued as reinvestment of dividends	875	10,153	-	-
Redeemed	(29,445)	(350,964)	-	-

Net increase (decrease)	146,889	$1,710,445	8,143	$100,000

Value Fund Class I*
Sold	-	$-	4,990	$100,100
Issued as reinvestment of dividends	98	2,038	-	-
Redeemed	-	-	-	-

Net increase (decrease)	98	$2,038	4,990	$100,100

Value Fund Class R5
Sold	116,263	$2,530,054	147,748	$2,987,278
Issued as reinvestment of dividends	56,070	1,167,383	88,445	1,692,845
Redeemed	(937,056)	(20,307,740)	(2,559,791)	(51,263,712)

Net increase (decrease)	(764,723)	$(16,610,303)	(2,323,598)	$(46,583,589)

Value Fund Service Class
Sold	294	$6,296	549	$11,058
Issued as reinvestment of dividends	109	2,270	98	1,879
Redeemed	(1,216)	(26,391)	(330)	(6,861)

Net increase (decrease)	(813)	$(17,825)	317	$6,076

Notes to Financial Statements (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014

	Shares	Amount	Shares	Amount
Value Fund Administrative Class
Sold	36,267	$768,553	59,598	$1,214,145
Issued as reinvestment of dividends	10,969	229,145	10,448	200,704
Redeemed	(117,259)	(2,493,228)	(248,413)	(4,973,951)

Net increase (decrease)	(70,023)	$(1,495,530)	(178,367)	$(3,559,102)

Value Fund Class A
Sold	16,773	$358,299	54,856	$1,113,598
Issued as reinvestment of dividends	4,970	103,865	4,031	77,471
Redeemed	(48,625)	(1,046,541)	(152,615)	(2,992,377)

Net increase (decrease)	(26,882)	$(584,377)	(93,728)	$(1,801,308)

Value Fund Class R4*
Sold	9	$200	4,973	$100,000
Issued as reinvestment of dividends	81	1,679	-	-
Redeemed	-	-	-	-

Net increase (decrease)	90	$1,879	4,973	$100,000

Value Fund Class R3
Sold	10	$219	15	$296
Issued as reinvestment of dividends	3	68	2	45
Redeemed	-	-	-	-

Net increase (decrease)	13	$287	17	$341

Disciplined Value Fund Class I*
Sold	3,444,558	$55,155,749	13,049,132	$200,333,804
Issued as reinvestment of dividends	206,591	3,260,008	-	-
Redeemed	(4,163,649)	(66,773,771)	(1,443,188)	(22,818,324)

Net increase (decrease)	(512,500)	$(8,358,014)	11,605,944	$177,515,480

Disciplined Value Fund Class R5
Sold	260,622	$4,154,850	1,807,871	$26,459,859
Issued as reinvestment of dividends	74,977	1,184,635	309,216	4,461,989
Redeemed	(1,732,100)	(27,805,229)	(15,024,695)	(228,233,713)

Net increase (decrease)	(1,396,501)	$(22,465,744)	(12,907,608)	$(197,311,865)

Disciplined Value Fund Service Class
Sold	799,029	$12,659,134	549,408	$8,347,268
Issued as reinvestment of dividends	72,587	1,139,617	83,393	1,196,680
Redeemed	(725,496)	(11,632,076)	(1,421,509)	(21,023,580)

Net increase (decrease)	146,120	$2,166,675	(788,708)	$(11,479,632)

Disciplined Value Fund Administrative Class
Sold	303,684	$4,933,854	219,137	$3,299,670
Issued as reinvestment of dividends	7,232	115,418	6,738	98,306
Redeemed	(252,915)	(4,064,333)	(108,530)	(1,668,198)

Net increase (decrease)	58,001	$984,939	117,345	$1,729,778

Disciplined Value Fund Class A
Sold	152,326	$2,392,590	109,072	$1,617,046
Issued as reinvestment of dividends	8,920	139,242	11,346	161,790
Redeemed	(295,844)	(4,622,941)	(316,288)	(4,699,776)

Net increase (decrease)	(134,598)	$(2,091,109)	(195,870)	$(2,920,940)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014

	Shares	Amount	Shares	Amount
Disciplined Value Fund Class R4*
Sold	171,659	$2,669,767	6,685	$100,005
Issued as reinvestment of dividends	101	1,573	-	-
Redeemed	(4,520)	(70,333)	- +	(4)

Net increase (decrease)	167,240	$2,601,007	6,685	$100,001

Disciplined Value Fund Class R3
Sold	8,388	$134,747	20	$299
Issued as reinvestment of dividends	23	358	22	317
Redeemed	(6,905)	(110,179)	(298)	(4,274)

Net increase (decrease)	1,506	$24,926	(256)	$(3,658)

Main Street Fund Class I*
Sold	449,703	$6,510,261	3,393,313	$47,709,956
Issued as reinvestment of dividends	105,340	1,468,435	-	-
Redeemed	(3,893,561)	(58,303,521)	(52,086)	(751,208)

Net increase (decrease)	(3,338,518)	$(50,324,825)	3,341,227	$46,958,748

Main Street Fund Class R5
Sold	492,152	$7,061,192	487,575	$6,505,483
Issued as reinvestment of dividends	212,905	2,967,891	93,636	1,211,651
Redeemed	(2,489,207)	(36,360,947)	(4,567,438)	(63,355,664)

Net increase (decrease)	(1,784,150)	$(26,331,864)	(3,986,227)	$(55,638,530)

Main Street Fund Service Class
Sold	67,506	$981,109	92,623	$1,236,391
Issued as reinvestment of dividends	14,136	199,743	3,432	44,986
Redeemed	(81,284)	(1,192,808)	(57,489)	(772,859)

Net increase (decrease)	358	$(11,956)	38,566	$508,518

Main Street Fund Administrative Class
Sold	156,130	$2,241,800	210,586	$2,852,896
Issued as reinvestment of dividends	65,629	914,867	17,725	229,178
Redeemed	(400,539)	(5,698,847)	(485,973)	(6,478,452)

Net increase (decrease)	(178,780)	$(2,542,180)	(257,662)	$(3,396,378)

Main Street Fund Class A
Sold	182,251	$2,560,020	192,410	$2,590,863
Issued as reinvestment of dividends	25,528	353,308	5,199	66,762
Redeemed	(223,014)	(3,184,018)	(358,438)	(4,813,275)

Net increase (decrease)	(15,235)	$(270,690)	(160,829)	$(2,155,650)

Main Street Fund Class R4*
Sold	15	$200	7,524	$100,000
Issued as reinvestment of dividends	211	2,921	-	-

Net increase (decrease)	226	$3,121	7,524	$100,000

Main Street Fund Class R3
Sold	4,760	$68,609	2,948	$39,354
Issued as reinvestment of dividends	153	2,137	7	99
Redeemed	(3,131)	(45,867)	(310)	(4,137)

Net increase (decrease)	1,782	$24,879	2,645	$35,316

Notes to Financial Statements (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014

	Shares	Amount	Shares	Amount
Disciplined Growth Fund Class I*
Sold	6,228,963	$74,775,662	16,058,932	$198,434,179
Issued as reinvestment of dividends	2,045,573	23,442,269	-	-
Redeemed	(6,187,567)	(76,628,079)	(1,883,079)	(24,066,781)

Net increase (decrease)	2,086,969	$21,589,852	14,175,853	$174,367,398

Disciplined Growth Fund Class R5
Sold	1,197,799	$15,046,095	4,488,764	$55,777,699
Issued as reinvestment of dividends	1,315,171	15,085,017	3,595,143	41,991,277
Redeemed	(3,586,718)	(42,519,152)	(15,304,881)	(189,644,887)

Net increase (decrease)	(1,073,748)	$(12,388,040)	(7,220,974)	$(91,875,911)

Disciplined Growth Fund Service Class
Sold	1,043,006	$12,712,032	1,761,001	$21,684,519
Issued as reinvestment of dividends	942,002	10,833,025	1,078,235	12,626,126
Redeemed	(998,702)	(12,443,108)	(967,524)	(12,292,700)

Net increase (decrease)	986,306	$11,101,949	1,871,712	$22,017,945

Disciplined Growth Fund Administrative Class
Sold	1,435,438	$17,695,945	840,800	$10,781,962
Issued as reinvestment of dividends	283,289	3,283,315	359,504	4,238,554
Redeemed	(658,059)	(8,131,070)	(836,321)	(10,432,977)

Net increase (decrease)	1,060,668	$12,848,190	363,983	$4,587,539

Disciplined Growth Fund Class A
Sold	805,051	$9,585,803	1,358,947	$17,000,491
Issued as reinvestment of dividends	393,817	4,473,761	405,180	4,700,083
Redeemed	(575,621)	(6,951,832)	(480,343)	(5,881,137)

Net increase (decrease)	623,247	$7,107,732	1,283,784	$15,819,437

Disciplined Growth Fund Class R4*
Sold	558,251	$6,809,227	8,313	$100,005
Issued as reinvestment of dividends	1,208	13,709	-	-
Redeemed	(33,262)	(391,956)	- +	(4)

Net increase (decrease)	526,197	$6,430,980	8,313	$100,001

Disciplined Growth Fund Class R3*
Sold	335,111	$3,909,294	8,313	$100,002
Issued as reinvestment of dividends	1,189	13,498	-	-
Redeemed	(20,165)	(237,963)	- +	(2)

Net increase (decrease)	316,135	$3,684,829	8,313	$100,000

Small Cap Opportunities Fund Class I*
Sold	9,025	$140,466	304,247	$4,915,406
Issued as reinvestment of dividends	50,725	748,194	-	-
Redeemed	(363,990)	(5,310,163)	-	-

Net increase (decrease)	(304,240)	$(4,421,503)	304,247	$4,915,406

Small Cap Opportunities Fund Class R5
Sold	331,504	$5,068,786	468,604	$7,492,025
Issued as reinvestment of dividends	764,355	11,274,236	52,605	807,480
Redeemed	(1,487,625)	(22,535,983)	(1,449,424)	(22,899,726)

Net increase (decrease)	(391,766)	$(6,192,961)	(928,215)	$(14,600,221)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014

	Shares	Amount	Shares	Amount
Small Cap Opportunities Fund Service Class
Sold	129,813	$2,054,493	327,694	$5,261,623
Issued as reinvestment of dividends	74,754	1,101,878	2,100	32,239
Redeemed	(138,482)	(2,161,740)	(70,353)	(1,136,554)

Net increase (decrease)	66,085	$994,631	259,441	$4,157,308

Small Cap Opportunities Fund Administrative Class
Sold	208,536	$3,228,916	649,419	$10,412,913
Issued as reinvestment of dividends	188,816	2,768,045	5,512	84,225
Redeemed	(195,386)	(2,973,795)	(183,438)	(2,935,749)

Net increase (decrease)	201,966	$3,023,166	471,493	$7,561,389

Small Cap Opportunities Fund Class A
Sold	709,534	$10,812,296	874,002	$13,546,176
Issued as reinvestment of dividends	759,694	10,969,973	32,973	497,234
Redeemed	(1,104,358)	(16,518,131)	(1,634,434)	(25,567,161)

Net increase (decrease)	364,870	$5,264,138	(727,459)	$(11,523,751)

Small Cap Opportunities Fund Class R4*
Sold	35,165	$494,685	6,196	$100,000
Issued as reinvestment of dividends	1,056	15,225	-	-
Redeemed	(79)	(1,183)	-	-

Net increase (decrease)	36,142	$508,727	6,196	$100,000

Small Cap Opportunities Fund Class R3*
Sold	88,552	$1,326,500	6,196	$100,000
Issued as reinvestment of dividends	1,042	15,023	-	-
Redeemed	(3,269)	(48,642)	-	-

Net increase (decrease)	86,325	$1,292,881	6,196	$100,000

Global Fund Class I*
Sold	70,509	$1,080,807	6,734	$100,000
Issued as reinvestment of dividends	426	5,975	-	-
Redeemed	(2,727)	(40,730)	-	-

Net increase (decrease)	68,208	$1,046,052	6,734	$100,000

Global Fund Class R5
Sold	1,212,379	$18,616,115	596,055	$8,882,014
Issued as reinvestment of dividends	830,903	11,665,880	269,539	3,859,794
Redeemed	(3,744,503)	(54,924,288)	(2,495,292)	(36,369,397)

Net increase (decrease)	(1,701,221)	$(24,642,293)	(1,629,698)	$(23,627,589)

Global Fund Service Class
Sold	1,485,357	$22,453,517	550,251	$8,105,003
Issued as reinvestment of dividends	76,490	1,067,029	11,505	163,834
Redeemed	(285,755)	(4,245,134)	(242,068)	(3,563,490)

Net increase (decrease)	1,276,092	$19,275,412	319,688	$4,705,347

Global Fund Administrative Class
Sold	1,074,659	$16,481,382	985,679	$14,657,745
Issued as reinvestment of dividends	529,523	7,434,501	156,063	2,234,838
Redeemed	(1,958,305)	(29,149,073)	(1,327,618)	(19,637,905)

Net increase (decrease)	(354,123)	$(5,233,190)	(185,876)	$(2,745,322)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014

	Shares	Amount	Shares	Amount
Global Fund Class A
Sold	364,718	$5,487,180	337,388	$4,927,648
Issued as reinvestment of dividends	166,245	2,315,792	51,595	732,648
Redeemed	(684,280)	(10,296,620)	(789,170)	(11,588,534)

Net increase (decrease)	(153,317)	$(2,493,648)	(400,187)	$(5,928,238)

Global Fund Class R4*
Sold	47,809	$688,190	6,803	$100,000
Issued as reinvestment of dividends	409	5,691	-	-
Redeemed	(1,953)	(30,541)	-	-

Net increase (decrease)	46,265	$663,340	6,803	$100,000

Global Fund Class R3
Sold	139,548	$2,086,186	29,970	$434,468
Issued as reinvestment of dividends	6,605	92,274	1,205	17,185
Redeemed	(37,265)	(538,119)	(18,504)	(273,671)

Net increase (decrease)	108,888	$1,640,341	12,671	$177,982

International Equity Fund Class I*
Sold	11,522,250	$145,522,491	4,958,981	$76,898,175
Issued as reinvestment of dividends	1,190,279	13,854,847	-	-
Redeemed	(2,467,354)	(31,047,934)	(496,160)	(7,687,739)

Net increase (decrease)	10,245,175	$128,329,404	4,462,821	$69,210,436

International Equity Fund Class R5
Sold	1,912,873	$24,018,377	2,951,304	$45,364,093
Issued as reinvestment of dividends	4,760,142	55,408,047	2,876,748	42,316,955
Redeemed	(9,339,471)	(117,795,580)	(9,317,679)	(143,666,395)

Net increase (decrease)	(2,666,456)	$(38,369,156)	(3,489,627)	$(55,985,347)

International Equity Fund Service Class
Sold	459,996	$5,832,457	717,566	$11,221,479
Issued as reinvestment of dividends	324,367	3,769,141	191,101	2,807,276
Redeemed	(531,882)	(6,816,223)	(906,556)	(13,821,770)

Net increase (decrease)	252,481	$2,785,375	2,111	$206,985

International Equity Fund Administrative Class
Sold	585,599	$7,200,902	424,330	$6,479,471
Issued as reinvestment of dividends	262,663	3,039,005	121,841	1,782,541
Redeemed	(446,641)	(5,545,304)	(400,020)	(6,105,195)

Net increase (decrease)	401,621	$4,694,603	146,151	$2,156,817

International Equity Fund Class A
Sold	764,735	$9,617,896	705,460	$10,533,126
Issued as reinvestment of dividends	832,764	9,376,918	358,804	5,134,481
Redeemed	(1,171,938)	(14,124,478)	(875,794)	(13,007,617)

Net increase (decrease)	425,561	$4,870,336	188,470	$2,659,990

International Equity Fund Class R4*
Sold	23,736	$280,919	6,653	$100,000
Issued as reinvestment of dividends	1,407	15,815	-	-
Redeemed	(358)	(4,317)	-	-

Net increase (decrease)	24,785	$292,417	6,653	$100,000

Notes to Financial Statements (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014

	Shares	Amount	Shares	Amount
International Equity Fund Class R3*
Sold	41,257	$494,060	6,653	$100,000
Issued as reinvestment of dividends	1,389	15,616	-	-
Redeemed	(2,058)	(24,396)	-	-

Net increase (decrease)	40,588	$485,280	6,653	$100,000

Strategic Emerging Markets Fund Class I
Sold	4,409,170	$48,926,480	2,954,465	$35,684,840
Issued as reinvestment of dividends	159,991	1,724,701	127,758	1,494,775
Redeemed	(2,274,672)	(24,615,409)	(1,356,992)	(16,318,615)

Net increase (decrease)	2,294,489	$26,035,772	1,725,231	$20,861,000

Strategic Emerging Markets Fund Class R5
Sold	149,435	$1,721,513	135,141	$1,649,145
Issued as reinvestment of dividends	8,550	93,369	6,857	81,186
Redeemed	(87,773)	(995,702)	(11,227)	(132,266)

Net increase (decrease)	70,212	$819,180	130,771	$1,598,065

Strategic Emerging Markets Fund Service Class
Sold	763,288	$8,428,013	3,988	$48,036
Issued as reinvestment of dividends	265	2,863	182	2,132
Redeemed	(20,159)	(232,478)	(655)	(7,938)

Net increase (decrease)	743,394	$8,198,398	3,515	$42,230

Strategic Emerging Markets Fund Administrative Class
Sold	22,565	$251,973	42,744	$480,813
Issued as reinvestment of dividends	334	3,624	79	926
Redeemed	(9,874)	(108,077)	(17,553)	(203,726)

Net increase (decrease)	13,025	$147,520	25,270	$278,013

Strategic Emerging Markets Fund Class A
Sold	14,164	$159,503	39,169	$469,121
Issued as reinvestment of dividends	440	4,729	181	2,112
Redeemed	(32,744)	(367,428)	(29,247)	(318,017)

Net increase (decrease)	(18,140)	$(203,196)	10,103	$153,216

Strategic Emerging Markets Fund Class R4*
Sold	3,613	$39,541	8,591	$100,000
Issued as reinvestment of dividends	79	850	-	-
Redeemed	(49)	(512)	-	-

Net increase (decrease)	3,643	$39,879	8,591	$100,000

Strategic Emerging Markets Fund Class R3*
Sold	14,221	$160,366	8,591	$100,000
Issued as reinvestment of dividends	61	652	-	-
Redeemed	(2,703)	(29,234)	-	-

Net increase (decrease)	11,579	$131,784	8,591	$100,000

*	Class commenced operations on April 1, 2014.
**	Class Y shares merged into Class S shares on March 7, 2014. Class S shares were renamed Class R5 shares on April 1, 2014.
***	Class A shares merged into Class S shares on March 7, 2014. Class S shares were renamed Class R5 shares on April 1, 2014.
+	Amount rounds to less than 0.5 share.

Notes to Financial Statements (Continued)

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2015, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Prior to April 1, 2014, redemptions or exchanges of Class R3 shares made within eighteen months of purchase were subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2015, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2015, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund	$538,631,175	$8,725,305	$(16,270,217)	$(7,544,912)
Inflation-Protected and Income Fund	599,191,570	6,784,376	(17,509,424)	(10,725,048)
Core Bond Fund	1,918,035,779	28,748,109	(39,741,733)	(10,993,624)
Diversified Bond Fund	213,634,291	3,436,304	(5,714,487)	(2,278,183)
High Yield Fund	280,644,580	3,169,436	(18,188,525)	(15,019,089)
Balanced Fund	133,370,949	3,117,574	(7,621,535)	(4,503,961)
Value Fund	65,808,800	5,126,994	(5,023,009)	103,985
Disciplined Value Fund	310,388,444	11,027,003	(27,375,293)	(16,348,290)
Main Street Fund	121,969,857	9,393,514	(9,185,625)	207,889
Disciplined Growth Fund	443,182,757	23,877,605	(28,096,724)	(4,219,119)
Small Cap Opportunities Fund	159,808,421	16,677,479	(13,933,057)	2,744,422
Global Fund	272,632,344	113,168,763	(14,080,058)	99,088,705
International Equity Fund	525,086,436	55,977,740	(51,082,781)	4,894,959
Strategic Emerging Markets Fund	180,117,038	7,102,365	(36,929,099)	(29,826,734)

Note: The aggregate cost for investments for the Money Market Fund at September 30, 2015, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2015, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2016	Expiring 2017
Money Market Fund	$815,168	$-
Value Fund	-	32,671,219

Notes to Financial Statements (Continued)

At September 30, 2015, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Inflation-Protected and Income Fund	$208,718	$2,502,761
High Yield Fund	191,695	-
Strategic Emerging Markets Fund	2,203,409	2,503,818

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2015, post-October capital losses:

Post-October Loss
Short-Duration Bond Fund	$1,441,561
High Yield Fund	7,454,105
Strategic Emerging Markets Fund	9,789,896

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2015, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$21,751	$-	$-
Short-Duration Bond Fund	13,112,744	-	-
Inflation-Protected and Income Fund	8,026,311	-	-
Core Bond Fund	43,089,362	1,123,333	-
Diversified Bond Fund	3,134,906	-	-
High Yield Fund	19,489,380	3,576,643	-
Balanced Fund	9,477,666	6,771,653	-
Value Fund	1,507,623	-	-
Disciplined Value Fund	5,842,446	-	-
Main Street Fund	1,627,208	4,282,870	-
Disciplined Growth Fund	31,936,491	25,208,104	-
Small Cap Opportunities Fund	4,414,401	22,478,814	-
Global Fund	4,038,986	18,548,575	-
International Equity Fund	6,038,494	79,441,597	-
Strategic Emerging Markets Fund	1,830,788	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$19,379	$-	$-
Short-Duration Bond Fund	12,460,853	-	-
Inflation-Protected and Income Fund	6,205,449	9,192,880	-

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
Core Bond Fund	$44,429,178	$-	$-
Diversified Bond Fund	2,831,260	-	-
High Yield Fund	15,893,825	4,099,744	-
Balanced Fund	5,129,652	5,325,408	-
Value Fund	1,973,768	-	-
Disciplined Value Fund	5,920,478	-	-
Main Street Fund	1,552,676	-	-
Disciplined Growth Fund	38,113,803	25,442,237	-
Small Cap Opportunities Fund	1,421,203	-	-
Global Fund	3,716,517	3,291,893	-
International Equity Fund	10,665,834	41,375,855	-
Strategic Emerging Markets Fund	1,581,131	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2015:

Amount
Global Fund	$307,202
International Equity Fund	530,403
Strategic Emerging Markets Fund	239,711

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2015, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, partnership basis adjustment, non-taxable dividends, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Money Market Fund	$11,964	$(815,168)	$(97,563)	$-
Short-Duration Bond Fund	10,216,945	-	(1,527,122)	(7,550,585
Inflation-Protected and Income Fund	3,666,654	(2,711,479)	(46,378)	(10,725,681)
Core Bond Fund	40,308,410	7,553,632	(260,219)	(11,014,340)
Diversified Bond Fund	3,940,669	-	(52,360)	(2,299,508)
High Yield Fund	12,690,320	(191,695)	(7,485,934)	(15,019,089)
Balanced Fund	2,899,155	8,256,123	(30,206)	(4,504,413)
Value Fund	742,341	(32,671,219)	(54,231)	103,985
Disciplined Value Fund	4,443,245	5,750,025	(46,906)	(16,348,290)
Main Street Fund	3,683,208	37,844,624	(27,588)	207,374
Disciplined Growth Fund	7,809,663	29,074,304	(44,149)	(4,219,119)
Small Cap Opportunities Fund	724,909	15,547,797	(40,499)	2,744,422
Global Fund	2,636,067	27,793,133	(60,399)	98,979,619
International Equity Fund	5,186,951	17,496,662	(109,666)	4,714,095
Strategic Emerging Markets Fund	1,131,580	(4,707,227)	(9,808,498)	(30,394,747)

Notes to Financial Statements (Continued)

During the year ended September 30, 2015, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Money Market Fund	$481	$(3,289)	$2,808
Short-Duration Bond Fund	365	(3,654,114)	3,653,749
Inflation-Protected and Income Fund	186	(2,138,686)	2,138,500
Core Bond Fund	1,150	(2,106,836)	2,105,686
Diversified Bond Fund	150	(230,045)	229,895
High Yield Fund	(122)	(602,460)	602,582
Balanced Fund	146	(50,322)	50,176
Value Fund	318	61,128	(61,446)
Disciplined Value Fund	191	61,501	(61,692)
Main Street Fund	115	21,811	(21,926)
Disciplined Growth Fund	159	123,690	(123,849)
Small Cap Opportunities Fund	159,135	(188,733)	29,598
Global Fund	254	300,141	(300,395)
International Equity Fund	537	258,914	(259,451)
Strategic Emerging Markets Fund	71	(38,158)	38,087

The Funds did not have any unrecognized tax benefits at September 30, 2015, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2015, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2015, was as follows:

	Number of Shares Held as of 9/30/14	Purchases	Sales	Number of Shares Held as of 9/30/15	Value as of 9/30/15	Dividend Income	Net Realized Gain (Loss)
Global Fund
Oppenheimer Institutional Money Market Fund Class E*	4,937,438	69,561,123	69,475,514	5,023,047	$5,023,047	$9,255	$-

International Equity Fund
Oppenheimer Institutional Money Market Fund Class E*	14,748,135	118,509,725	127,301,438	5,956,422	$5,956,422	$16,704	$-

*	Fund advised by OFI Global Asset Management, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into

Notes to Financial Statements (Continued)

contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after March 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

In May 2015, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”) to address the diversity in practice of how investments measured at net asset value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. Management is currently evaluating the implications of these changes and their impact to the financial statements.

10.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction (“LBO”) by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Balanced Fund, Disciplined Value Fund, and Small Cap Opportunities Fund, plus interest and the Official Committee’s court costs, are approximately $44,200, $299,880, and $414,800, respectively.

In addition, on June 2, 2011, the Disciplined Value Fund and Small Cap Opportunities Fund, were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts in the accompanying financial statements related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement

11.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2015, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2015, and the related statements of operations for the year then ended, the statement of cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2015, the results of their operations for the year ended, the cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 24, 2015

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of September 30, 2015; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 72	Chairman Trustee	Since 2012 Since 2012	Retired.	92	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Allan W. Blair Age: 67	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation.	92	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Age: 57	Trustee Chairman	Since 2003 (2006- 2012)	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Harvard Business School.	92	Director (2011-2015), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Chairman (2006-2012), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 61	Trustee	Since 2004	Retired.	92	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 68	Trustee	Since 2012	Retired.	92	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

F. William Marshall, Jr. Age: 73	Trustee	Since 2012	Retired.	130***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield Age: 64	Trustee	Since 2004	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), Genzyme Corporation.	92	Director (since 2014), Flexion Therapeutics; Director (since 2014), InVivo Therapeutics; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Age: 63	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	94^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 70	Trustee	Since 2012	Retired.	94^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Elaine A. Sarsynski^^^ Age: 60	Trustee Vice Chairperson	Since 2011 (2011-2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International, LLC.	92	Director (since 2012), Horizon Technology Finance Management LLC; Director (since 2013), MML Advisers; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 51	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	92

Andrew M. Goldberg Age: 49	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2004- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Assistant Secretary (since 2013), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	92

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Brian K. Haendiges Age: 55	Vice President	Since 2014	Vice President (since 2014) MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company).	92

Nicholas H. Palmerino Age: 50	Chief Financial Officer and Treasurer	Since 2006	Vice President (2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	92

Philip S. Wellman Age: 51	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President and Associate General Counsel (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	92

Eric H. Wietsma Age: 49	President Vice President	Since 2008 (2006- 2008)	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	92

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attained the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OFI Global Asset Management, Inc., an affiliate of MML Advisers.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2015, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Core Bond Fund	0.19%
Balanced Fund	22.18%
Value Fund	97.11%
Disciplined Value Fund	100.00%
Main Street Fund	90.68%
Disciplined Growth Fund	20.67%
Small Cap Opportunities Fund	84.46%
Global Fund	60.84%

For the year ended September 30, 2015, the following Fund(s) earned the following foreign sources of income:

Amount
Global Fund	$5,906,850
International Equity Fund	9,503,660
Strategic Emerging Markets Fund	2,888,267

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2015:

Qualified Dividend Income
Short-Duration Bond Fund	84,801
Core Bond Fund	406,888
Diversified Bond Fund	40,345
Balanced Fund	1,925,031
Value Fund	1,526,972
Disciplined Value Fund	7,324,098
Main Street Fund	2,835,151
Disciplined Growth Fund	7,613,668
Small Cap Opportunities Fund	1,669,315
Global Fund	5,706,697
International Equity Fund	9,003,654
Strategic Emerging Markets Fund	1,783,608

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2015, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Value Fund, Disciplined Value Fund, Main Street Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2014. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of four of the Funds, expense information showed the Funds to be in the first quartile of their peer groups (favorable), and performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the most recent one- and three-year periods. These Funds included the High Yield Fund, Disciplined Value Fund, Disciplined Growth Fund, and Small Cap Opportunities Fund. The Committee also considered that the Core Bond Fund and Value Fund, each had expenses in the first or second quartile, and had performance that improved from the three-year period to the one-year period from the third comparative quartile to the first or second quartile. The Committee determined that further inquiry was not required in light of the improvement in each Fund’s performance. The Committee noted that the advisory fee breakpoints of each of the High Yield Fund, Disciplined Value Fund, Disciplined Growth Fund, and Core Bond Fund had been revised in the past year.

The Committee considered information regarding the Funds that had achieved favorable investment performance in recent periods compared to their performance categories, but that had experienced relatively high total net expense ratios:

•	Money Market Fund – The Committee considered that the Fund has achieved consistent favorable performance – in the first comparative quartile for the one- and three-year periods – and that MML Advisers has been voluntarily waiving its fee in recent years to maintain a positive yield. The Committee considered that the Fund’s total gross expense ratio is below the Fund’s peer group median, and that the Fund’s advisory fee is at the peer group median.

•	Diversified Bond Fund – The Committee considered MML Advisers’ statements that the Fund has achieved favorable long-term comparative performance and that, although the Fund’s total net expenses were 8 basis points above the Fund’s peer group median, the Fund’s advisory fee was in the first quartile. MML Advisers noted in its discussion that scale continues to be an issue affecting the Fund’s expense ratio. The Committee also considered that the Fund’s advisory fee breakpoints had been revised in the past year.

•	Inflation-Protected and Income Fund – The Committee considered that the Fund achieved quite favorable performance for the one- and three-year periods. The Committee considered MML Advisers’ statements that the range of total net expense ratios among the Fund’s peers is quite limited, and that, although the Fund’s total net expense ratio is the highest within its peer group, it exceeded the peer median by only 8 basis points. The Committee also considered that the Fund’s advisory fee is only one basis point above the peer group median and that the Fund’s advisory fee breakpoints had been revised in the past year.

The Committee considered information regarding the Funds that had underperformed in recent periods compared to their peers. The Committee considered that each of the Funds had relatively favorable expenses, first or second quartile, but had achieved unfavorable relative performance.

•	Balanced Fund – The Committee considered that the Fund has achieved one- and three-year performance in the third comparative quartile (54th and 52nd percentiles, respectively), and MML Advisers’ statement that despite the Fund’s recent underperformance, the Fund has a strong long-term record (performance for three of the past five years has been in the top half of the category) and MML Advisers has a high degree of confidence in the subadviser.

•	Main Street Fund – The Committee noted that the Fund had experienced one- and three-year performance in the third and second comparative quartiles (73rd and 62nd percentiles, respectively). The Committee considered MML Advisers’ statements that the subadviser has produced solid long-term returns, and that the Fund’s recent underperformance is largely due to the high-quality orientation of the Fund, which has been out of favor in recent periods. The Committee noted that the Fund’s advisory fee breakpoints had been revised in the past year.

•	Global Fund – The Committee considered that, although the Fund has achieved high (favorable) second-quartile comparative performance for the three-year period (26th percentile), its one-year performance was in the 60th percentile. The Committee considered MML Advisers’ statement that the underperformance in 2014 was the result of an underweight to U.S. stocks, and that MML Advisers remains highly satisfied with the subadviser’s long-term track record. The Committee noted that the Fund’s advisory fee breakpoints had been revised in the past year.

Other Information (Unaudited) (Continued)

•	International Equity Fund – The Committee noted that, although the Fund had achieved 1st percentile comparative performance for the three-year period, it had experienced fourth-quartile performance for the one-year period (86th percentile). The Committee considered MML Advisers’ statement that the subadviser’s strategy results in a portfolio that is highly differentiated from the Fund’s benchmark index and most of the Fund’s peers, and that this differentiation can lead to underperformance in any given year. The Committee considered that MML Advisers remains highly confident in the subadviser.

•	Strategic Emerging Markets Fund – The Committee considered that the Fund has experienced fourth-quartile comparative performance for the one- and three-year periods (80th and 92nd percentiles, respectively). The Committee noted that 2014 was just the first full calendar year of performance for the Fund’s new portfolio manager and that MML Advisers continues to have a high degree of confidence in the Fund’s subadviser. The Committee also noted that the Fund’s advisory fee breakpoints had been revised in the past year.

The Committee considered information regarding the Short-Duration Bond Fund, which had underperformed in recent periods compared to its peers, and had expenses in the third comparative quartile. The Committee considered that, although the Fund’s performance for the three-year period was in the third comparative quartile (65th percentile), its performance for the one-year period had improved to the 43rd percentile. The Committee noted that the Fund’s total net expense ratio was only one basis point above the peer median, and that its advisory fee was below the peer median. The Committee also noted that the Fund’s advisory fee breakpoints had been revised in the past year.

At the May meeting, MML Advisers also proposed new management fee breakpoints for the Money Market Fund.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of the revenue (including advisory fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

The amendment to the advisory agreement for the Money Market Fund became effective on June 1, 2015.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2015

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2015:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2015.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Money Market Fund
Class R5	$1,000	0.14%	$1,000.00	$0.70	$1,024.40	$0.71
Short-Duration Bond Fund
Class I	1,000	0.41%	1,003.80	2.06	1,023.00	2.08
Class R5	1,000	0.51%	1,003.80	2.56	1,022.50	2.59
Service Class	1,000	0.61%	1,003.90	3.06	1,022.00	3.09
Administrative Class	1,000	0.71%	1,001.90	3.56	1,021.50	3.60
Class A	1,000	0.96%	1,001.00	4.82	1,020.30	4.86
Class R4	1,000	0.85%	1,001.90	4.27	1,020.80	4.31
Class R3	1,000	1.11%	1,001.00	5.57	1,019.50	5.62

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Class I	$1,000	0.48%	$977.00	$2.38	$1,022.70	$2.43
Class R5	1,000	0.58%	976.10	2.87	1,022.20	2.94
Service Class	1,000	0.68%	976.00	3.37	1,021.70	3.45
Administrative Class	1,000	0.78%	976.20	3.86	1,021.20	3.95
Class A	1,000	1.03%	973.70	5.10	1,019.90	5.22
Class R4	1,000	0.93%	975.60	4.61	1,020.40	4.71
Class R3	1,000	1.20%	973.70	5.94	1,019.10	6.07
Core Bond Fund
Class I	1,000	0.42%	984.30	2.09	1,023.00	2.13
Class R5	1,000	0.52%	984.30	2.59	1,022.50	2.64
Service Class	1,000	0.62%	983.40	3.08	1,022.00	3.14
Administrative Class	1,000	0.72%	983.30	3.58	1,021.50	3.65
Class A	1,000	0.97%	981.30	4.82	1,020.20	4.91
Class R4	1,000	0.87%	982.20	4.32	1,020.70	4.41
Class R3	1,000	1.12%	980.80	5.56	1,019.50	5.67
Diversified Bond Fund
Class I	1,000	0.52%	980.80	2.58	1,022.50	2.64
Class R5	1,000	0.62%	979.40	3.08	1,022.00	3.14
Service Class	1,000	0.72%	978.70	3.57	1,021.50	3.65
Administrative Class	1,000	0.82%	978.60	4.07	1,021.00	4.15
Class A	1,000	1.07%	976.60	5.30	1,019.70	5.42
Class R4	1,000	0.97%	978.50	4.81	1,020.20	4.91
Class R3	1,000	1.22%	976.50	6.04	1,019.00	6.17
High Yield Fund
Class I	1,000	0.55%	977.10	2.73	1,022.30	2.79
Class R5	1,000	0.65%	977.20	3.22	1,021.80	3.29
Service Class	1,000	0.75%	976.20	3.72	1,021.30	3.80
Administrative Class	1,000	0.85%	974.80	4.21	1,020.80	4.31
Class A	1,000	1.10%	973.60	5.44	1,019.60	5.57
Class R4	1,000	1.00%	974.60	4.95	1,020.10	5.06
Class R3	1,000	1.25%	974.10	6.19	1,018.80	6.33
Balanced Fund
Class I	1,000	0.60%	944.90	2.93	1,022.10	3.04
Class R5	1,000	0.70%	944.10	3.41	1,021.60	3.55
Service Class	1,000	0.80%	943.90	3.90	1,021.10	4.05
Administrative Class	1,000	0.90%	943.40	4.38	1,020.60	4.56
Class A	1,000	1.15%	942.10	5.60	1,019.30	5.82
Class R4	1,000	1.05%	942.00	5.11	1,019.80	5.32
Class R3	1,000	1.30%	941.10	6.33	1,018.60	6.58
Value Fund
Class I	1,000	0.60%	931.70	2.91	1,022.10	3.04
Class R5	1,000	0.70%	931.20	3.39	1,021.60	3.55
Service Class	1,000	0.80%	931.00	3.87	1,021.10	4.05
Administrative Class	1,000	0.90%	930.50	4.36	1,020.60	4.56
Class A	1,000	1.15%	929.10	5.56	1,019.30	5.82
Class R4	1,000	1.05%	929.40	5.08	1,019.80	5.32
Class R3	1,000	1.30%	928.20	6.28	1,018.60	6.58

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Disciplined Value Fund
Class I	$1,000	0.53%	$920.70	$2.55	$1,022.40	$2.69
Class R5	1,000	0.63%	920.20	3.03	1,021.90	3.19
Service Class	1,000	0.73%	919.70	3.51	1,021.40	3.70
Administrative Class	1,000	0.83%	919.10	3.99	1,020.90	4.20
Class A	1,000	1.08%	918.50	5.19	1,019.70	5.47
Class R4	1,000	0.98%	918.40	4.71	1,020.20	4.96
Class R3	1,000	1.23%	917.80	5.91	1,018.90	6.23
Main Street Fund
Class I	1,000	0.67%	949.60	3.27	1,021.70	3.40
Class R5	1,000	0.78%	948.90	3.81	1,021.20	3.95
Service Class	1,000	0.88%	948.80	4.30	1,020.70	4.46
Administrative Class	1,000	0.98%	948.10	4.79	1,020.20	4.96
Class A	1,000	1.23%	947.00	6.00	1,018.90	6.23
Class R4	1,000	1.13%	947.00	5.52	1,019.40	5.72
Class R3	1,000	1.37%	946.60	6.69	1,018.20	6.93
Disciplined Growth Fund
Class I	1,000	0.50%	936.60	2.43	1,022.60	2.54
Class R5	1,000	0.60%	936.60	2.91	1,022.10	3.04
Service Class	1,000	0.70%	936.70	3.40	1,021.60	3.55
Administrative Class	1,000	0.80%	935.60	3.88	1,021.10	4.05
Class A	1,000	1.05%	934.30	5.09	1,019.80	5.32
Class R4	1,000	0.95%	935.10	4.61	1,020.30	4.81
Class R3	1,000	1.20%	934.20	5.82	1,019.10	6.07
Small Cap Opportunities Fund
Class I	1,000	0.69%	886.00	3.26	1,021.60	3.50
Class R5	1,000	0.80%	884.80	3.78	1,021.10	4.05
Service Class	1,000	0.90%	884.70	4.25	1,020.60	4.56
Administrative Class	1,000	1.00%	884.00	4.72	1,020.10	5.06
Class A	1,000	1.25%	882.90	5.90	1,018.80	6.33
Class R4	1,000	1.15%	883.90	5.43	1,019.30	5.82
Class R3	1,000	1.39%	882.60	6.56	1,018.10	7.03
Global Fund
Class I	1,000	0.84%	915.30	4.03	1,020.90	4.26
Class R5	1,000	0.95%	914.60	4.56	1,020.30	4.81
Service Class	1,000	1.04%	914.70	4.99	1,019.90	5.27
Administrative Class	1,000	1.15%	913.90	5.52	1,019.30	5.82
Class A	1,000	1.40%	913.10	6.71	1,018.00	7.08
Class R4	1,000	1.29%	913.00	6.19	1,018.60	6.53
Class R3	1,000	1.54%	912.00	7.38	1,017.30	7.79
International Equity Fund
Class I	1,000	0.96%	942.10	4.67	1,020.30	4.86
Class R5	1,000	1.05%	941.30	5.11	1,019.80	5.32
Service Class	1,000	1.15%	941.10	5.60	1,019.30	5.82
Administrative Class	1,000	1.25%	940.80	6.08	1,018.80	6.33
Class A	1,000	1.50%	940.00	7.29	1,017.50	7.59
Class R4	1,000	1.41%	939.90	6.86	1,018.00	7.13
Class R3	1,000	1.66%	938.20	8.07	1,016.70	8.39

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Emerging Markets Fund
Class I	$1,000	1.05%	$833.20	$4.83	$1,019.80	$5.32
Class R5	1,000	1.15%	833.30	5.29	1,019.30	5.82
Service Class	1,000	1.25%	833.00	5.74	1,018.80	6.33
Administrative Class	1,000	1.35%	832.30	6.20	1,018.30	6.83
Class A	1,000	1.60%	831.50	7.35	1,017.00	8.09
Class R4	1,000	1.50%	831.70	6.89	1,017.50	7.59
Class R3	1,000	1.75%	831.50	8.03	1,016.30	8.85

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2015, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

Underwriter:

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

©2015 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-38080-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Barings Dynamic Allocation Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Barings Dynamic Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“In our view, the market environment during the past year underscores the importance of taking a long-term perspective and avoiding reacting to current events or short-term market changes.”

September 30, 2015

The return of market volatility challenges retirement investors

Welcome to the MassMutual Barings Dynamic Allocation Fund Annual Report, covering the year ended September 30, 2015 (the “fiscal year”). U.S. stocks outperformed international shares across the board during the fiscal year, as continued growth here contrasted with weakness in many of the world’s other large economies, including Europe and China. The economic difficulties elsewhere, which were exacerbated by low oil prices, created a challenging investing environment that left some major U.S. and international stock indexes in negative territory for the fiscal year. While the market volatility that re-emerged in this 12-month period in general – and the final quarter in particular – presented a significant challenge, it can serve to remind investors that market conditions are cyclical and subject to change at any time.

In our view, the market environment during the past year underscores the importance of taking a long-term perspective and avoiding reacting to current events or short-term market changes. We also believe retirement investors are wise to maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with the ups and downs of the market.

Suggestions for retirement investors under any market conditions

•	You are likely in it for the long run. Investing for retirement is not something that happens overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your long-term investment goals.

•	Keep investing. Of course, you can’t control the performance of your investments. What you can control, however, is how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often possible can help you boost your retirement savings.*

•	Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Who and what matter most

We believe “Who Matters Most to You Says the Most About You.” Helping our customers prepare for the kind of financial future they see for themselves matters most to us. That’s why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. Our view is that changing market conditions have the potential to reward patient investors. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your continued confidence and trust in us.

Sincerely,

Eric Wietsma

President

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 10/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

1

MassMutual Barings Dynamic Allocation Fund – Economic and Market Overview (Unaudited)

September 30, 2015

Stocks mixed in a year of economic weakness abroad and low oil prices

Major U.S. stock indexes had mixed results in a volatile environment for the year ended September 30, 2015 (the “fiscal year”), with small-company and technology stocks edging out blue-chip and large-company stocks on investor concerns about the impact of the substantial economic weakness in foreign markets critical to many large U.S. companies. High-quality U.S. bonds advanced for the year and outperformed some of the main broad stock indexes, as many investors sought cover in the traditionally safer investments amid the market choppiness. Foreign stocks, particularly those from emerging markets, fell substantially due to economic events and issues in Europe and China, dramatically lower oil prices, and the strength of the U.S. dollar versus other benchmark currencies.

The Federal Reserve (the “Fed”) made the last monthly purchases related to the Quantitative Easing program (QE) in October 2014, and Fed watchers ramped up speculation about when the central bank would see the U.S. economy as strong enough to begin increasing the federal funds rate. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) Investors drove market volatility in reaction to economic data and statements by the Fed that possibly offered clues about when increases might start. The U.S. economy continued to show improvement in key measures, including in unemployment and some price categories; but the threat to U.S. growth represented by the nearly worldwide economic slowdown and unsettling news from China contributed to the Fed’s decision to delay increasing interest rates before the end of the fiscal year. As a result, short-term interest rates continued at historically low levels, with the Fed maintaining the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008.

The price of crude oil had already fallen from a high of more than $106 per barrel in early summer 2014 to $90.74 on October 1, 2014, the start of the fiscal year. Slowing economic growth and falling demand in foreign markets combined with an overabundant supply drove investor concerns about oil, which lost about half its value over the next six months before finally hitting a low of $43.39 in mid-March 2015. Oil rallied as high as $61.36 in June, but eventually dropped to $38.22 in the late-August market turmoil and finished the fiscal year, on September 30, at $45.06. U.S. retail gasoline prices drove a similar road and gave drivers the lowest gas prices in nearly five years. Gold prices peaked in late January 2015 at $1,295.75 per ounce then lost luster for much of the rest of the fiscal year and finished at $1,114.00.

Market performance

Despite results that landed some of the more well-known U.S. equity benchmarks in negative territory for the fiscal year, U.S. stocks outperformed international shares across the board. The technology-focused NASDAQ Composite® Index rose 4.00% and the Russell 2000® Index of small-capitalization stocks advanced 1.25%. Conversely, the S&P 500® Index of large-capitalization U.S. stocks lost 0.61% and the blue-chip Dow Jones Industrial AverageSM shed 2.11%, as the strong U.S. dollar made American goods more expensive in foreign markets and the nearly worldwide economic slowdown reduced demand. The impact of the slowdown was even more pronounced in international markets, with the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, falling 8.66%, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, declining 19.28%.*

Bonds rewarded investors during the fiscal year, with the Barclays U.S. Aggregate Bond Index, a broad measure of U.S. investment-grade bond performance, rising 2.94%. The performance of shorter-term debt investments reflected the unrelenting low interest rate environment, and the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 1.20%. Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.02%. The impact of lower oil prices on energy companies during the fiscal year worked against high-yield bonds, as many issuers of such bonds are energy companies. In this environment, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, dropped 3.43% for the year.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

2

MassMutual Barings Dynamic Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

Q4 2014: Volatility increases, but U.S. stocks advance

Investors shook off numerous concerns to drive U.S. stocks to healthy gains in the fourth quarter of 2014. Plunging crude oil prices and disappointing economic data from Europe and China were a couple of the factors that kept investors on edge and contributed to two short sell-offs during the quarter. In November, the market reacted positively to the results of the U.S. midterm elections, but the impact was muted, as investors had anticipated Republicans would take control of the U.S. Senate for weeks prior to the elections.

Oil’s decline – partly a result of increasing supply from North American shale beds – accelerated in late November after the Organization of Petroleum Exporting Countries (OPEC) announced its decision not to cut production. Good news on the U.S. economy was a major factor that lifted share prices. Gross domestic product (GDP), a measure of all final goods and services produced in the nation, expanded by an upwardly revised 5.0% in the third quarter of 2014, its fastest pace since the third quarter of 2003. This strong performance stood in stark contrast to near-recessionary conditions afflicting most other key developed nations. Notably, the 18-member euro zone barely managed positive economic growth during the third quarter and rose just 0.2%. Foreign markets underperformed, as the U.S. dollar rose against other major currencies driven by U.S. economic strength and declining oil prices.

Q1 2015: Market momentum cools amid increasing talk of Fed rate hikes

In the first quarter of 2015, U.S. stocks declined in January and March, but produced strong gains in February. When the dust settled at the end of March, some key market benchmarks were not far from where they started the quarter. Much of the downside volatility in January was due to further weakness in crude oil prices. A surging U.S. dollar also fueled concern about multinational companies that derive a significant portion of their profits from overseas, especially Europe.

February brought renewed optimism among stock investors amid some stabilization in oil’s price and favorable corporate earnings reports. However, stocks surrendered some of those gains in March, as a better-than-expected February employment report raised the possibility that the Fed might speed up its timetable for raising short-term interest rates. Other reports offered a mixed picture of the U.S. economy, however. According to data released in the first quarter, GDP expanded by a relatively modest 2.2% in the fourth quarter of 2014, which also included weak durable goods orders and retail sales.

The possibility of Greece defaulting on its debt following the January election of Prime Minister Alexis Tsipras (who had run a campaign against austerity), air strikes in Yemen by Saudi Arabia, and concern about the upcoming second-quarter earnings season were other factors unsettling the market as the first quarter wound to a close.

Q2 2015: Greek debt crisis drives increased volatility

U.S. stocks were choppy in the second quarter of 2015, and most indexes made little headway in either direction. Investors sought clarity on a number of issues, including the debt problems of Greece, the sustainability of the U.S. economic recovery following a weak first quarter, when the Fed’s first interest-rate hike since mid-2006 could occur, and the near-term path of crude oil and the U.S. dollar.

Despite repeated efforts to forge an agreement with other countries in the European Union to reschedule its debt, Greece was unable to make a loan payment to the International Monetary Fund of €1.6 billion (euro), or roughly $1.8 billion, by a June 30 deadline. The default resulted in Greek banks and markets closing the week of June 29 through July 3. Global stock markets fell sharply in response on Monday, June 29, but stabilized on the final day of the quarter.

On the U.S. economic front, the news was somewhat encouraging – but still mixed. First-quarter GDP had originally been reported at -0.7% but underwent an upward revision to -0.2%. Nonfarm payrolls bounced back nicely in April and May after falling well short of estimates in March; however, industrial production remained weak amid challenges from lower oil prices and the stronger dollar.

3

MassMutual Barings Dynamic Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

The Fed’s Open Market Committee met in April and June, deciding both times to leave short-term interest rates unchanged. Crude oil, the focus of so much attention in prior quarters due to its steep decline, receded from the limelight in the second quarter when prices for the commodity rose.

Q3 2015: China’s economic slowdown sinks stocks worldwide; Fed leaves rates unchanged

U.S. stocks struggled in the third quarter of 2015, as concerns about China and fresh weakness in commodity prices prompted nervous investors to sell stocks and seek safer ground. A string of disappointing reports on China’s economy, coupled with that nation’s decision to devalue its currency on August 11 and another freefall in its share prices, contributed to the risk-sensitive environment.

The extreme volatility in Chinese stocks – partly a result of local investors buying on margin – had little effect on U.S. securities markets for much of 2015, but that changed in August, as the Shanghai Stock Exchange Composite Index plunged 43% following its mid-June peak. Most major U.S. stock benchmarks had their worst quarter since 2011 after U.S. stocks dropped roughly 10% in a decline that mostly occurred in just a handful of days in the second half of August. Crude oil prices had recovered somewhat starting in early spring, but again came under pressure during the August stock decline before regaining some ground by the end of the quarter. Following its mid-September meeting, the Fed provided few clues to investors about when the central bank would start increasing interest rates, and the lack of guidance roiled markets in the immediate aftermath.

Despite the market jitters, most data indicated the U.S. economy was expanding at a reasonably healthy rate, even if the progress was subpar compared with most other post-World War II recoveries. Following a slow first quarter attributed to extreme weather, the final revised estimate for U.S. second-quarter growth came in at a fairly robust 3.9% annual rate, and overall expectations for 2015 were about in line with 2014’s annual growth of 2.4%. In August, the U.S. unemployment rate fell from 5.3% to 5.1%, the lowest level in seven years.

As the third quarter of 2015 (and the fiscal year) drew to a close, the low price of oil, the timetable for Fed interest rate increases and the potential actions of other central banks around the world, and the ongoing impact of the economic malaise of China, Europe, and the emerging markets on the investing environment were among the topics on the minds of many investors as they focused on the factors likely to impact the markets in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 10/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

4

MassMutual Barings Dynamic Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Barings Dynamic Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks positive total real return by investing across different asset classes. The Fund invests primarily in individual securities, exchange-traded Funds (“ETFs”), and derivatives. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended September 30, 2015?

The Fund’s Class R5 shares returned -2.30%, outperforming the -5.09% return of the MSCI World Index (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. Conversely, the Fund’s Class R5 shares’ -2.30% return underperformed the -0.04% return of the Consumer Price Index for All Urban Consumers (CPI-U), a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2015, the Fund’s exposure to equities and bonds was the primary driver of its negative absolute performance. The Fund’s equity investments lost ground over the period, although the Fund did outperform the benchmark. The Fund’s limited exposure to emerging markets, positive sector selection, and, most importantly, foreign currency hedges helped drive much of the Fund’s outperformance, relative to the benchmark. During the year, the U.S. dollar strengthened significantly against most major currencies, both in developed as well as in emerging markets. Weaker currencies versus the dollar supported equity markets throughout Europe and Japan, where the Fund was heavily weighted. Fund holdings in growth-oriented sectors, such as information technology and health care, proved beneficial, but lack of positioning in the energy and materials sectors also benefited relative performance. Overall, the Fund’s holdings of emerging-market equities detracted from performance, but management’s timely sale of a China exchange-traded fund (ETF) locked in a gain for Chinese equities for the Fund for the year.

Overall, the Fund’s fixed-income holdings detracted slightly from performance. Tactical allocation decisions within the U.S. Treasury market aided performance. Interestingly, throughout the late summer’s equity market sell-off, U.S. Treasuries failed to offer investors the diversification benefits they have traditionally provided. More to the point, U.S. Treasuries offered little additional return over cash holdings. In addition, the Fund’s exposure to emerging-market debt and the resulting currency exposure weighed on the Fund’s returns within the fixed-income allocation during the year. In aggregate, the Fund’s investments in global high-yield bonds detracted slightly from performance as well.

Subadviser outlook

The Fund’s positioning at year-end reflects Fund management’s still-positive outlook on risk assets, such as equities and corporate bonds, but with a more selective approach to risk-taking than a year ago. From an equity outlook, we currently favor developed markets over emerging markets for the Fund, with particular emphasis on economies where growth should be domestically driven, such as Europe and the U.S. Our view is that increased bank lending, lower energy prices, and recovering housing markets are examples of the drivers of consumer spending in Europe and the U.S. In addition, we believe domestic-oriented growth is less reliant on emerging-market demand growth, which may be struggling for the next year. Our rather pessimistic outlook on the overall emerging-market environment has also led the Fund to avoid commodities like crude oil and industrial metals. In addition to potential demand weakness, we believe that the supply side of the oil market appears unwilling to cut production in order to avoid losing market share to marginal producers.

5

MassMutual Barings Dynamic Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Within fixed income, we feel that much of the outlook for bonds hinges on when the Federal Reserve will begin hiking rates – and why. Our view is that the circumstances surrounding the first rate hike could have major implications for global bond yields as well as currencies. Currently, the Fund is tactically allocating to cash as opposed to developed-market government bonds, reflecting our view that such bonds are expensive currently.

MassMutual Barings Dynamic Allocation Fund Portfolio Characteristics (% of Net Assets) on 9/30/15

Mutual Funds*	83.1%

Total Long-Term Investments	83.1%
Short-Term Investments and Other Assets and Liabilities	16.9%

Net Assets	100.0%

*Category includes ETFs.

6

MassMutual Barings Dynamic Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Barings Dynamic Allocation Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the MSCI World Index, and the CPI-U.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 11/28/11 - 9/30/15
Class I	-2.27%	5.21%
Class R5	-2.30%	5.13%
Service Class	-2.55%	4.98%
Administrative Class	-2.64%	4.87%
Class A	-2.81%	4.64%
Class A (sales load deducted)*	-8.40%	3.04%
MSCI World Index#	-5.09%	12.29%
CPI-U	-0.04%	1.33%+

Hypothetical Investments in MassMutual Barings Dynamic Allocation Fund Class R4, Class R3, the MSCI World Index, and the CPI-U.

TOTAL RETURN	One Year 10/1/14 - 9/30/15	Since Inception Average Annual 4/1/14 - 9/30/15
Class R4	-2.67%	0.13%
Class R3	-2.98%	-0.14%
MSCI World Index#	-5.09%	-1.76%
CPI-U	-0.04%	0.47%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

+ From 12/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index and the CPI-U are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these consolidated financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

7

MassMutual Barings Dynamic Allocation Fund – Consolidated Portfolio of Investments

September 30, 2015

	Number of Shares	Value
MUTUAL FUNDS — 83.1%
Diversified Financial — 83.1%
iShares Global Consumer Discretionary ETF	7,361	$628,262
iShares Global ex USD High Yield Corporate Bond ETF	15,842	725,722
iShares Global Telecom ETF	5,534	313,944
iShares MSCI Japan Index Fund	126,419	1,444,969
iShares S&P Global Healthcare Sector Index Fund	6,354	625,678
iShares US Regional Banks ETF	24,791	836,200
SPDR S&P 500 ETF Trust	6,306	1,208,419
Vanguard Financials ETF	3,257	150,767
Vanguard FTSE Europe ETF	48,850	2,402,443
Vanguard Global ex-U.S. Real Estate ETF	14,695	749,004
Vanguard Information Technology ETF	1,983	198,300

		9,283,708

TOTAL MUTUAL FUNDS (Cost $9,818,608)		9,283,708

TOTAL LONG-TERM INVESTMENTS (Cost $9,818,608)		9,283,708

	Principal Amount
SHORT-TERM INVESTMENTS — 16.6%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/15, 0.010%, due 10/01/15 (a)	$82,205	82,205

Time Deposits — 1.0%
Euro Time Deposit (b) 0.010% 10/01/15	105,450	105,450

U.S. Treasury Bills — 14.9%
U.S. Treasury Bill 0.000% 6/23/16	1,665,100	1,661,923

TOTAL SHORT-TERM INVESTMENTS (Cost $1,849,578)		1,849,578

TOTAL INVESTMENTS — 99.7% (Cost $11,668,186) (c)		11,133,286

Other Assets/(Liabilities) — 0.3%		37,184

NET ASSETS — 100.0%		$11,170,470

Notes to Consolidated Portfolio of Investments

Percentages are stated as a percent of net assets.

ETF	Exchange-Traded Fund
(a)	Maturity value of $82,205. Collateralized by U.S. Government Agency obligations with a rate of 1.750%, maturity date of 9/30/22, and an aggregate market value, including accrued interest, of $84,681.
(b)	All or a portion of this security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the consolidated financial statements.

8

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

September 30, 2015

Assets:
Investments, at value (Note 2) (a)	$9,283,708
Short-term investments, at value (Note 2) (b)	1,849,578

Total investments	11,133,286

Receivables from:
Investment adviser (Note 3)	21,520
Interest and dividends	25,403
Prepaid expenses	29,265
Other assets	14,281

Total assets	11,223,755

Liabilities:
Payables for:
Open forward foreign currency contracts (Note 2)	33,419
Fund shares repurchased	1,309
Trustees’ fees and expenses (Note 3)	1,732
Affiliates (Note 3):
Investment advisory fees	7,437
Administration fees	8,041
Service fees	930
Shareholder service fees	349
Distribution fees	68

Total liabilities	53,285

Net assets	$11,170,470

Net assets consist of:
Paid-in capital	$11,241,238
Undistributed (accumulated) net investment income (loss)	128,316
Accumulated net realized gain (loss) on investments and foreign currency transactions	369,235
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(568,319)

Net assets	$11,170,470

(a) Cost of investments:	$9,818,608
(b) Cost of short-term investments:	$1,849,578

The accompanying notes are an integral part of the consolidated financial statements.

9

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Assets and Liabilities

September 30, 2015

Class I shares:
Net assets	$3,129,326

Shares outstanding (a)	350,014

Net asset value, offering price and redemption price per share	$8.94

Class R5 shares:
Net assets	$4,239,546

Shares outstanding (a)	474,987

Net asset value, offering price and redemption price per share	$8.93

Service Class shares:
Net assets	$1,206,091

Shares outstanding (a)	134,690

Net asset value, offering price and redemption price per share	$8.95

Administrative Class shares:
Net assets	$1,201,387

Shares outstanding (a)	134,793

Net asset value, offering price and redemption price per share	$8.91

Class A shares:
Net assets	$1,190,688

Shares outstanding (a)	133,920

Net asset value and redemption price per share	$8.89

Offering price per share (100/[100-maximum sales charge] of net asset value)	$9.43

Class R4 shares:
Net assets	$100,342

Shares outstanding (a)	11,305

Net asset value, offering price and redemption price per share	$8.88

Class R3 shares:
Net assets	$103,090

Shares outstanding (a)	11,636

Net asset value, offering price and redemption price per share	$8.86

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended September 30, 2015

Investment income (Note 2):
Dividends	$226,730
Interest	82,288

Total investment income	309,018

Expenses (Note 3):
Investment advisory fees	96,624
Custody fees	5,254
Audit fees	63,405
Legal fees	7,510
Accounting & Administration fees	86,583
Proxy fees	1,033
Shareholder reporting fees	17,253
Trustees’ fees	745
Registration and filing fees	65,283
Transfer agent fees	3,000

346,690
Administration fees:
Class R5	4,523
Service Class	1,933
Administrative Class	1,924
Class A	1,913
Class R4	214
Class R3	215
Distribution fees:
Class R3	269
Service fees:
Class A	3,188
Class R4	268
Class R3	269
Shareholder service fees:
Service Class	644
Administrative Class	1,924
Class A	1,913

Total expenses	365,887
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(64,544)
Class R5 fees reimbursed by adviser	(83,749)
Service Class fees reimbursed by adviser	(23,862)
Administrative Class fees reimbursed by adviser	(23,754)
Class A fees reimbursed by adviser	(23,609)
Class R4 fees reimbursed by adviser	(1,983)
Class R3 fees reimbursed by adviser	(1,994)

Net expenses	142,392

Net investment income (loss)	166,626

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	269,010
Foreign currency transactions	236,963

Net realized gain (loss)	505,973

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(842,573)
Translation of assets and liabilities in foreign currencies	(105,507)

Net change in unrealized appreciation (depreciation)	(948,080)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(442,107)

Net increase (decrease) in net assets resulting from operations	$(275,481)

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statements of Changes in Net Assets

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$166,626	$328,756
Net realized gain (loss) on investment transactions	505,973	1,960,835
Net change in unrealized appreciation (depreciation) on investments	(948,080)	(428,504)

Net increase (decrease) in net assets resulting from operations	(275,481)	1,861,087

Distributions to shareholders (Note 2):
From net investment income:
Class I	(212,316)	(154,810)
Class R5	(233,711)	(58,658)
Service Class	(59,771)	(56,701)
Administrative Class	(62,736)	(20,152)
Class A	(60,821)	(11,974)
Class R4*	(5,434)	-
Class R3*	(5,236)	-

Total distributions from net investment income	(640,025)	(302,295)

From net realized gains:
Class I	(517,119)	(650,910)
Class R5	(572,200)	(261,550)
Service Class	(164,152)	(270,944)
Administrative Class	(162,877)	(106,883)
Class A	(162,031)	(75,009)
Class R4*	(13,617)	-
Class R3*	(13,604)	-

Total distributions from net realized gains	(1,605,600)	(1,365,296)

Net fund share transactions (Note 5):
Class I	23	(7,615,138)
Class R5	805,911	320,208
Service Class	217,554	(2,946,446)
Administrative Class	225,613	(415,087)
Class A	212,109	96,983
Class R4*	19,251	100,000
Class R3*	22,358	100,000

Increase (decrease) in net assets from fund share transactions	1,502,819	(10,359,480)

Total increase (decrease) in net assets	(1,018,287)	(10,165,984)
Net assets
Beginning of year	12,188,757	22,354,741

End of year	$11,170,470	$12,188,757

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$128,316	$416,438

*	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations:			Less distributions to shareholders:						Ratios / Supplemental Data:
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[1,m]		Net assets, end of period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers [j]		Net investment income (loss) to average daily net assets
Class I
09/30/15	$11.22	$0.15	$(0.34)	$(0.19)	$(0.61)	$(1.48)	$(2.09)	$8.94	(2.27%	)	$3,129	2.87%		1.02%		1.53%
09/30/14	11.24	0.18	0.70	0.88	(0.17)	(0.73)	(0.90)	11.22	8.24%		3,928	1.49%		1.02%		1.61%
09/30/13	10.62	0.16	0.65	0.81	(0.12)	(0.07)	(0.19)	11.24	7.90%		11,420	1.63%		1.02%		1.42%
09/30/12[g]	10.00	0.11	0.55	0.66	(0.04)	-	(0.04)	10.62	6.51%	[b]	3,716	3.16%	[a]	1.02%	[a]	1.31%	[a]
Class R5
09/30/15	$11.21	$0.14	$(0.34)	$(0.20)	$(0.60)	$(1.48)	$(2.08)	$8.93	(2.30%	)	$4,240	2.97%		1.12%		1.44%
09/30/14	11.23	0.18	0.69	0.87	(0.16)	(0.73)	(0.89)	11.21	8.15%		4,343	1.62%		1.12%		1.60%
09/30/13	10.61	0.15	0.65	0.80	(0.11)	(0.07)	(0.18)	11.23	7.70%		4,013	1.72%		1.11%		1.35%
09/30/12[g]	10.00	0.11	0.54	0.65	(0.04)	-	(0.04)	10.61	6.50%	[b]	3,727	3.25%	[a]	1.11%	[a]	1.22%	[a]
Service Class
09/30/15	$11.19	$0.13	$(0.35)	$(0.22)	$(0.54)	$(1.48)	$(2.02)	$8.95	(2.55%	)	$1,206	3.07%		1.22%		1.34%
09/30/14	11.20	0.16	0.71	0.87	(0.15)	(0.73)	(0.88)	11.19	8.15%		1,243	1.69%		1.22%		1.41%
09/30/13	10.60	0.13	0.65	0.78	(0.11)	(0.07)	(0.18)	11.20	7.50%		4,149	1.82%		1.21%		1.21%
09/30/12[g]	10.00	0.09	0.55	0.64	(0.04)	-	(0.04)	10.60	6.39%	[b]	3,395	3.35%	[a]	1.21%	[a]	1.00%	[a]
Administrative Class
09/30/15	$11.19	$0.12	$(0.35)	$(0.23)	$(0.57)	$(1.48)	$(2.05)	$8.91	(2.64%	)	$1,201	3.17%		1.32%		1.24%
09/30/14	11.20	0.16	0.70	0.86	(0.14)	(0.73)	(0.87)	11.19	8.01%		1,233	1.82%		1.33%		1.43%
09/30/13	10.59	0.12	0.65	0.77	(0.09)	(0.07)	(0.16)	11.20	7.43%		1,636	1.95%		1.34%		1.11%
09/30/12[g]	10.00	0.08	0.55	0.63	(0.04)	-	(0.04)	10.59	6.28%	[b]	1,579	3.48%	[a]	1.34%	[a]	0.96%	[a]
Class A
09/30/15	$11.17	$0.10	$(0.35)	$(0.25)	$(0.55)	$(1.48)	$(2.03)	$8.89	(2.81%	)	$1,191	3.42%		1.57%		0.99%
09/30/14	11.19	0.13	0.70	0.83	(0.12)	(0.73)	(0.85)	11.17	7.71%		1,236	2.09%		1.54%		1.18%
09/30/13	10.57	0.10	0.65	0.75	(0.06)	(0.07)	(0.13)	11.19	7.24%		1,137	2.20%		1.56%		0.91%
09/30/12[g]	10.00	0.06	0.54	0.60	(0.03)	-	(0.03)	10.57	6.05%	[b]	1,102	3.73%	[a]	1.59%	[a]	0.74%	[a]
Class R4
09/30/15	$11.18	$0.11	$(0.34)	$(0.23)	$(0.59)	$(1.48)	$(2.07)	$8.88	(2.67%	)	$100	3.32%		1.47%		1.09%
09/30/14[h]	10.86	0.07	0.25	0.32	-	-	-	11.18	2.95%	[b]	103	2.19%	[a]	1.47%	[a]	1.34%	[a]
Class R3
09/30/15	$11.17	$0.08	$(0.34)	$(0.26)	$(0.57)	$(1.48)	$(2.05)	$8.86	(2.98%	)	$103	3.57%		1.72%		0.83%
09/30/14[h]	10.86	0.06	0.25	0.31	-	-	-	11.17	2.85%	[b]	103	2.44%	[a]	1.72%	[a]	1.09%	[a]

	Year ended September 30			Period ended September 30, 2012[b,g]
	2015	2014	2013
Portfolio turnover rate	168%	83%	123%	91%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period November 28, 2011 (commencement of operations) through September 30, 2012.
h	For the period April 1, 2014 (commencement of operations) through September 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the consolidated financial statements.

13

Notes to Consolidated Financial Statements

1.	The Fund

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Barings Dynamic Allocation Fund (the “Fund”) is a series of the Trust.

Each share class of the Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

Effective April 1, 2014, Class Z shares were renamed Class I shares, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, and Class L shares were renamed Administrative Class shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Barings Cayman Dynamic Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related investments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related investments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of September 30, 2015, the Fund’s net assets were $11,170,470, of which $87,129 or 0.78%, was the Subsidiary’s net assets.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at amortized cost or a price the Fund’s investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

14

Notes to Consolidated Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Fund’s Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

15

Notes to Consolidated Financial Statements (Continued)

the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Fund determines its net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of September 30, 2015, for the Fund’s investments:

Asset Investments	Level 1	Level 2	Level 3	Total
Mutual Funds	$9,283,708	$-	$-	$9,283,708
Short-Term Investments	-	1,849,578	-	1,849,578

Total Investments	$9,283,708	$1,849,578	$-	$11,133,286

Liability Derivatives
Forward Contracts	$-	$(33,419)	$-	$(33,419)

The Fund had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended September 30, 2015. The Fund recognizes transfers between the Levels as of the beginning of the year.

16

Notes to Consolidated Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than the derivatives original cost and can sometimes be unlimited. The Fund may not be able to close out a derivative transaction at a favorable time or price. The Fund held derivatives during the year ended September 30, 2015. The following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	M
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.

At September 30, 2015, and during the year then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Foreign Exchange Risk	Total
Liability Derivatives
Forward Contracts^	$(33,419)	$(33,419)

Realized Gain (Loss)#
Forward Contracts	$197,831	$197,831

Change in Appreciation (Depreciation)##
Forward Contracts	$(105,740)	$(105,740)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$4,048,117	$4,048,117

^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward foreign currency contracts.
#	Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: foreign currency transactions.
##	Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: translation of assets and liabilities in foreign currencies.
†	Amount(s) disclosed represent average notional amounts for forward contracts which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2015.

Further details regarding the derivatives and other investments held by the Fund during the year ended September 30, 2015, are discussed below.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

The Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may enter into foreign currency exchange transactions in order to hedge against changes in the

17

Notes to Consolidated Financial Statements (Continued)

values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce the Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund had the following open forward foreign currency contracts at September 30, 2015. The Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contract to Buy
JPY	40,650,000	Goldman Sachs International	11/25/15	$341,835	$(2,766)

Contracts to Deliver
EUR	358,000	HSBC Bank PLC	10/29/15	$398,390	$(1,801)
EUR	649,000	JP Morgan Chase Bank	10/29/15	712,751	(12,734)
JPY	255,040,000	JP Morgan Chase Bank	11/25/15	2,111,220	(16,118)

				$3,222,361	$(30,653)

EUR	Euro
JPY	Japanese Yen

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from

18

Notes to Consolidated Financial Statements (Continued)

litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Fund may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

19

Notes to Consolidated Financial Statements (Continued)

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fees and Other Transactions

Investment Advisory Fee and Investment Subadviser

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to the Fund. Under an investment advisory agreement between MML Advisers and the Trust on behalf of the Fund, MML Advisers is responsible for providing investment management services for the Fund. In return for these services, MML Advisers receives an advisory fee, based upon the Fund’s average daily net assets, at the annual rate of 0.80% on the first $300 million; and 0.78% on any excess over $300 million. Prior to June 1, 2015, the investment advisory fee was 0.80%.

MML Advisers has also entered into an investment subadvisory agreement with Baring International Investment Ltd. (“Baring”), an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., itself an indirect wholly-owned subsidiary of MassMutual Holding LLC. This agreement provides that Baring manage the investment and reinvestment of the assets of the Fund. Baring receives a subadvisory fee from MML Advisers, based upon the Fund’s average daily net assets, at the annual rate of 0.60%.

The Fund’s subadvisory fee is paid by MML Advisers out of the advisory fee previously disclosed above.

Baring provides investment advisory services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to Baring based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MML Advisers pays Baring in respect to the Fund. The amount of the fee payable by MML Advisers to Baring in respect to the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to Baring for that period. Under the Fund’s investment advisory agreement, the amount of the advisory fee payable by the Fund to MML Advisers in respect to any period is also reduced by the amount of the advisory fee payable by the Subsidiary to Baring in respect to that period. The amount of the reduction to the Fund’s advisory fee is reflected within expenses waived on the Consolidated Statement of Operations.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of the Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

The Subsidiary also pays certain other expenses, including administrative, accounting services, custodian, and transfer agent fees. In respect to certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected within expenses waived on the Consolidated Statement of Operations.

20

Notes to Consolidated Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of the Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of the Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to the Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective April 1, 2014, the Trust entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of the Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Fund’s investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Fund separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Fund’s investors.

Expense Caps and Waivers

MML Advisers contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2016 based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
1.02%	1.12%	1.22%	1.32%	1.57%	1.47%	1.72%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by the Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Deferred Compensation

Trustees of the Fund who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

Other

Certain officers and trustees of the Fund are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of the Fund’s shares by affiliated parties at September 30, 2015 was 100.0%.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2015, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$2,245,069	$14,990,926	$3,800,158	$14,183,828

21

Notes to Consolidated Financial Statements (Continued)

5. Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014

	Shares	Amount	Shares	Amount
Class I
Sold	-	$-	12,505	$137,100
Issued as reinvestment of dividends	3	23	43,996	472,519
Redeemed	-	-	(722,936)	(8,224,757)

Net increase (decrease)	3	$23	(666,435)	$(7,615,138)

Class R5
Sold	-	$-	-	$-
Issued as reinvestment of dividends	87,694	805,911	29,814	320,208
Redeemed	-	-	-	-

Net increase (decrease)	87,694	$805,911	29,814	$320,208

Service Class
Sold	-	$-	31,816	$356,365
Issued as reinvestment of dividends	24,261	223,923	30,535	327,645
Redeemed	(677)	(6,369)	(321,563)	(3,630,456)

Net increase (decrease)	23,584	$217,554	(259,212)	$(2,946,446)

Administrative Class
Sold	-	$-	-	$-
Issued as reinvestment of dividends	24,550	225,613	11,839	127,035
Redeemed	-	-	(47,680)	(542,122)

Net increase (decrease)	24,550	$225,613	(35,841)	$(415,087)

Class A
Sold	-	$-	880	$10,000
Issued as reinvestment of dividends	24,249	222,852	8,099	86,983
Redeemed	(949)	(10,743)	-	-

Net increase (decrease)	23,300	$212,109	8,979	$96,983

Class R4*
Sold	19	$200	9,208	$100,000
Issued as reinvestment of dividends	2,078	19,051	-	-
Redeemed	-	-	-	-

Net increase (decrease)	2,097	$19,251	9,208	$100,000

Class R3*
Sold	374	$3,518	9,208	$100,000
Issued as reinvestment of dividends	2,054	18,840	-	-
Redeemed	-	-	-	-

Net increase (decrease)	2,428	$22,358	9,208	$100,000

*	Class commenced operations on April 1, 2014.

22

Notes to Consolidated Financial Statements (Continued)

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2015, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Prior to April 1, 2014, redemptions or exchanges of Class R3 shares made within eighteen months of purchase were subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended September 30, 2015.

6. Federal Income Tax Information

At September 30, 2015, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$11,669,620	$63,500	$(599,834)	$(536,334)

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2015, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$1,216,533	$1,029,092	$ -

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2014, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$1,258,820	$408,771	$ -

Capital accounts within the consolidated financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2015, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
$96,547	$370,668	$(1,649)	$(536,334)

23

Notes to Consolidated Financial Statements (Continued)

During the year ended September 30, 2015, the following amounts were reclassified due to permanent differences between book and tax accounting:

Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$(54,340)	$(130,937)	$185,277

The Fund did not have any unrecognized tax benefits at September 30, 2015, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the year ended September 30, 2015, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7. Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8. New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after March 15, 2015. Management is currently evaluating the implications of these changes and their impact on the consolidated financial statements.

In May 2015, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”) to address the diversity in practice of how investments measured at net asset value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. Management is currently evaluating the implications of these changes and their impact to the financial statements.

9. Subsequent Events

In preparation of these consolidated financial statements, management has evaluated the events and transactions subsequent to September 30, 2015, through the date when the consolidated financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Fund’s consolidated financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual Barings Dynamic Allocation Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of MassMutual Barings Dynamic Allocation Fund and subsidiary (the “Fund”) as of September 30, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Barings Dynamic Allocation Fund and subsidiary as of September 30, 2015, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 24, 2015

25

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of September 30, 2015; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 72	Chairman Trustee	Since 2012 Since 2012	Retired.	92	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Allan W. Blair Age: 67	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation.	92	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Age: 57	Trustee Chairman	Since 2003 (2006- 2012)	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Harvard Business School.	92	Director (2011-2015), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Chairman (2006-2012), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 61	Trustee	Since 2004	Retired.	92	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

26

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 68	Trustee	Since 2012	Retired.	92	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

F. William Marshall, Jr. Age: 73	Trustee	Since 2012	Retired.	130***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield Age: 64	Trustee	Since 2004	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), Genzyme Corporation.	92	Director (since 2014), Flexion Therapeutics; Director (since 2014), InVivo Therapeutics; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Age: 63	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	94^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

27

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 70	Trustee	Since 2012	Retired.	94^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Elaine A. Sarsynski^^^ Age: 60	Trustee Vice Chairperson	Since 2011 (2011-2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International, LLC.	92	Director (since 2012), Horizon Technology Finance Management LLC; Director (since 2013), MML Advisers; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 51	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	92

Andrew M. Goldberg Age: 49	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2004- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Assistant Secretary (since 2013), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	92

28

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Brian K. Haendiges Age: 55	Vice President	Since 2014	Vice President (since 2014) MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company).	92

Nicholas H. Palmerino Age: 50	Chief Financial Officer and Treasurer	Since 2006	Vice President (2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	92

Philip S. Wellman Age: 51	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President and Associate General Counsel (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	92

Eric H. Wietsma Age: 49	President Vice President	Since 2008 (2006- 2008)	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	92

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attained the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OFI Global Asset Management, Inc., an affiliate of MML Advisers.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

29

Federal Tax Information (Unaudited)

For corporate shareholders, 4.26% of the ordinary dividends paid during the Fund’s period ended September 30, 2015, qualified for the dividends received deduction.

Under Section 854(b)(2) of the Code, the Fund hereby designates $223,849 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended September 30, 2015.

30

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2015, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadviser (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreement (collectively, the “Contracts”) for the Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadviser provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Fund; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to the Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for the Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and the subadviser.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Fund, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Fund; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Fund and the needs of the Fund for administrative and shareholder services.

The Committee then reviewed and considered the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding the Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (ii) a wide range of information about the subadviser and its personnel with responsibility for providing services to the Fund and the fee payable to the subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning the Fund.

31

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for the Fund. (References to the one- and three-year period below are to periods ended December 31, 2014. The comparative expense information is that of the Fund’s “peer group” and the comparative performance information is that of the Fund’s “performance category.”)

The Committee considered that the Fund has achieved favorable performance since its inception. The Committee considered MML Advisers’ statements that the Fund’s high relative total net expense ratio was the result, in substantial part, of its investments in ETFs and the expenses associated with its short-sale activities and the Subsidiary. The Committee considered that the Fund’s advisory fee was significantly below the peer group median. A discussion followed regarding the continued viability of the Fund in light of its small size.

At the May meeting, MML Advisers also proposed new management fee breakpoints for the Fund.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the Fund, including: (i) a description of the revenue (including advisory fee and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for the Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Fund and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Fund, and benefits accruing to the subadviser due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of the Fund and the subadvisory process; (ii) MML Advisers’ level of profitability from its relationship with the Fund was not excessive and the advisory fee payable under the Contract and the Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadviser generally appear well suited to the Fund, given its investment objective and policies; (iv) the relative performance of the Fund (taking into account the investment strategy and risk profile of the Fund) is sufficient to warrant continuation of the Contracts for the Fund; and (v) the terms of the Contracts are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders.

The Committee also considered the information presented and discussed regarding the existing advisory agreement for the Subsidiary.

The amendment to the advisory agreement for the Fund became effective on June 1, 2015.

32

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2015

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2015:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2015.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class I	$1,000	1.02%	$921.60	$4.91	$1,020.00	$5.17
Class R5	1,000	1.12%	921.60	5.40	1,019.50	5.67
Service Class	1,000	1.22%	919.80	5.87	1,019.00	6.17
Administrative Class	1,000	1.32%	920.50	6.36	1,018.50	6.68
Class A	1,000	1.57%	919.30	7.55	1,017.20	7.94
Class R4	1,000	1.47%	920.20	7.08	1,017.70	7.44
Class R3	1,000	1.72%	918.10	8.27	1,016.40	8.69

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2015, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

33

Underwriter:

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

©2015 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-38081-00

Item 2. Code of Ethics.

As of September 30, 2015, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2015, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2015 and 2014 were $585,135 and $468,155, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2015 and 2014. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2015 and 2014.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2015 and 2014 were $123,781 and $148,440, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2015 and 2014.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2015 and 2014. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2015 and 2014.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2015 and 2014 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2015 and 2014 were $1,338,894 and $1,785,951, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 11/24/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 11/24/15

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 11/24/15